                           MARCH 1, 1999 | PROSPECTUS


J.P. MORGAN INSTITUTIONAL
U.S. EQUITY FUNDS

Disciplined Equity Fund

U.S. Equity Fund

U.S. Small Company Fund

Tax Aware Disciplined Equity Fund

                                        ----------------------------------------
                                        Seeking to outperform U.S. stock markets over the long term through a disciplined management approach


This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense for anyone to state or suggest otherwise.

Distributed by Funds Distributor, Inc.

CONTENTS
--------------------------------------------------------------------------------
2   | Each fund's goal, investment approach, risks, expenses and performance


    J.P. MORGAN INSTITUTIONAL U.S. EQUITY FUNDS
    J.P. Morgan Institutional Disciplined Equity Fund ...................  2
    J.P. Morgan Institutional U.S. Equity Fund ..........................  4
    J.P. Morgan Institutional U.S. Small Company Fund ...................  6
    J.P. Morgan Institutional Tax Aware Disciplined Equity Fund .........  8


10 | Principles and techniques common
     to the funds in this prospectus


     U.S. EQUITY MANAGEMENT APPROACH
     J.P. Morgan ........................................................  10
     J.P. Morgan U.S. equity funds ......................................  10
     The spectrum of U.S. equity funds ..................................  10
     Who may want to invest .............................................  10
     U.S. equity investment process .....................................  11
     Tax aware investing at J.P. Morgan .................................  11


12 | Investing in the J.P. Morgan
     Institutional U.S. Equity Funds


     YOUR INVESTMENT
     Investing through a financial professional .........................  12
     Investing through an employer-sponsored retirement plan ............  12
     Investing through an IRA or rollover IRA ...........................  12
     Investing directly .................................................  12
     Opening your account ...............................................  12
     Adding to your account .............................................  12
     Selling shares .....................................................  13
     Account and transaction policies ...................................  13
     Dividends and distributions ........................................  14
     Tax considerations .................................................  14


15 | More about risk and the funds'
     business operations


     FUND DETAILS
     Business structure .................................................  15
     Management and administration ......................................  15
     Risk and reward elements ...........................................  16
     Financial Highlights ...............................................  18


     FOR MORE INFORMATION ........................................ back cover

J.P. MORGAN INSTITUTIONAL
DISCIPLINED EQUITY FUND                          |          TICKER SYMBOL: JPIEX
--------------------------------------------------------------------------------
                                     REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                             (J.P. MORGAN INSTITUTIONAL DISCIPLINED EQUITY FUND)



RISK/RETURN SUMMARY
[GRAPHIC OMITTED]
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 16-17.

GOAL
[GRAPHIC OMITTED]
The fund's goal is to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Stock Index (S&P 500). This goal can be changed without shareholder approval.

INVESTMENT APPROACH
[GRAPHIC OMITTED]
The fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the fund's weightings are similar to those of the S&P 500. The fund does not look to overweight or underweight industries.

Within each industry, the fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. (The process used to rank stocks according to their relative valuations is described on page 11.) Therefore, the fund tends to own a larger number of stocks within the S&P 500 than the U.S. Equity Fund.

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

By owning a large number of stocks within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages over $316 billion, including more than $16.4 billion using similar strategies as the fund.

The portfolio management team is led by James C. Wiess and Timothy J. Devlin, both vice presidents, who have been on the team since the fund's inception. Mr. Wiess has been at J.P. Morgan since 1992, and prior to managing this fund managed other structured equity portfolios for J.P. Morgan. Mr. Devlin has been at J.P. Morgan since July 1996, and prior to that time was an equity portfolio manager at Mitchell Hutchins Asset Management Inc.


--------------------------------------------------------------------------------
Before you invest
Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


2 | J.P. MORGAN INSTITUTIONAL DISCIPLINED EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)


The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Disciplined Equity Fund.

The bar chart indicates the risks by showing the performance of the fund's shares during its first complete calendar year of operations.

The table indicates the risks by showing how the fund's average annual returns for the past year and for the life of the fund compare to those of the S&P 500 Index. This is a widely recognized, unmanaged index of U.S. stocks used as a measure of overall U.S. stock market performance.


The fund's past performance does not necessarily indicate how the fund will perform in the future.


Total return (%)   Shows changes in returns by calendar year(1)
--------------------------------------------------------------------------------
                                                               1998
30%                                                           32.35

20%
10%

0%
--------------------------------------------------------------------------------


[]  J.P. Morgan Institutional Disciplined Equity Fund


For the period covered by this total return chart, the fund's highest quarterly return was 22.85% (for the quarter ended 12/31/98); and the lowest quarterly return was -9.91% (for the quarter ended 9/30/98).

     Average annual total return (%) Shows performance over time, for periods ended
                                  December 31, 1998(2)
--------------------------------------------------------------------------------
                                                     Past 1 yr.   Life of fund
J.P. Morgan Institutional Disciplined Equity
  Fund (after expenses)                                  32.35        30.49
--------------------------------------------------------------------------------
S&P 500 Index (no expenses)                              28.58        28.37
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES
The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)

Management fees                         0.35

Marketing (12b-1) fees                  none

Other expenses(4)                       0.37
--------------------------------------------
Total annual fund
operating expenses(4)                   0.72
--------------------------------------------

--------------------------------------------------------------------------------
Expense example
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                                  1 yr. 3 yrs. 5 yrs. 10 yrs.
Your cost($)                                        74    230    401     895
--------------------------------------------------------------------------------

(1)  The fund's fiscal year end is 5/31.
(2) The fund commenced operations on 1/3/97 and performance is calculated as of 1/31/97.
(3) The fund has a master/feeder structure as described on page 15. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year before reimbursement, expressed as a percentage of the fund's average net assets.
(4) After reimbursement other expenses and total operating expenses are 0.10% and 0.45%, respectively. This reimbursement can be changed or terminated at any time at the option of J.P. Morgan.


                           J.P. MORGAN INSTITUTIONAL DISCIPLINED EQUITY FUND | 3

J.P. MORGAN INSTITUTIONAL
U.S. EQUITY FUND                                 |          TICKER SYMBOL: JMUEX
--------------------------------------------------------------------------------
                                    REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                                    (J.P. MORGAN INSTITUTIONAL U.S. EQUITY FUND)


RISK/RETURN SUMMARY
[GRAPHIC OMITTED]
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 16-17.

GOAL
[GRAPHIC OMITTED]
The fund's goal is to provide high total return from a portfolio of selected equity securities. This goal can be changed without shareholder approval.

INVESTMENT APPROACH
[GRAPHIC OMITTED]
The fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the fund focuses on those stocks that are ranked as most undervalued according to the investment process described on page 11. The fund generally considers selling stocks that appear overvalued.

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

By emphasizing undervalued stocks, the fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the fund so they can differ only moderately from the industry weightings of the S&P 500, the fund seeks to limit its volatility to that of the overall market, as represented by this index.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages over $316 billion, including more than $13.3 billion using similar strategies as the fund.

The portfolio management team is led by William M. Riegel, Jr., managing director, who has been on the team since 1993 and has been at J.P. Morgan since 1979, and Henry D. Cavanna, managing director, who joined the team in February 1998, and has been at J.P. Morgan since 1971. Both served as managers of U.S. equity portfolios prior to managing the fund.


--------------------------------------------------------------------------------
Before you invest
Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


4 | J.P. MORGAN INSTITUTIONAL U.S. EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)


The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional U.S. Equity Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the fund's last 10 calendar years.

The table indicates the risks by showing how the fund's average annual returns for the past one, five and ten years compare to those of the S&P 500 Index. This is a widely recognized, unmanaged index of U.S. stocks used as a measure of overall U.S. stock market performance.


The fund's past performance does not necessarily indicate how the fund will perform in the future.


Year-by-year total return (%)     Shows changes in returns by calendar year(1,2)
--------------------------------------------------------------------------------
    1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

40%
                   34.12                            32.83
30% 31.43
                                                                    28.58  24.79
20%                                                         21.22
                                    11.06
10%
                            8.73
0%         1.38
                                           (0.32)
(10%)
--------------------------------------------------------------------------------

[]  J.P. Morgan Institutional U.S. Equity Fund


For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 21.33% (for the quarter ended 12/31/98); and the lowest quarterly return was -11.83% (for the quarter ended 9/30/90).

Average annual total return (%)   Shows performance over time, for periods ended
                                  December 31, 1998(1)
--------------------------------------------------------------------------------
                                           Past 1 yr.  Past 5 yrs.  Past 10 yrs.
J.P. Morgan Institutional U.S.
  Equity Fund (after expenses)                24.79       20.83        18.71
--------------------------------------------------------------------------------
S&P 500 Index  (no expenses)                  28.58       24.06        19.21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES
The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)

Management fees                         0.40

Marketing (12b-1) fees                  none

Other expenses(4)                       0.23
--------------------------------------------
Total annual fund
operating expenses(4)                   0.63
--------------------------------------------

Expense example

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                                   1 yr. 3 yrs. 5 yrs. 10 yrs.
Your cost($)                                        64    202    351     786
--------------------------------------------------------------------------------

(1) The fund commenced operations on 9/17/93. For the period 1/1/89 through 9/30/93, returns reflect performance of The Pierpont Equity Fund, the predecessor of the fund.
(2)  The fund's fiscal year end is 5/31.

(3) The fund has a master/feeder structure as described on page 15. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year before reimbursement, expressed as a percentage of the fund's average net assets.

(4) After reimbursement, other expenses and total operating expenses are 0.20% and 0.60%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.

                                  J.P. MORGAN INSTITUTIONAL U.S. EQUITY FUND | 5

J.P. MORGAN INSTITUTIONAL
U.S. SMALL COMPANY FUND                          |          TICKER SYMBOL: JUSSX
--------------------------------------------------------------------------------
                                     REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                             (J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND)


RISK/RETURN SUMMARY
[GRAPHIC OMITTED]
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 16-17.

GOAL
[GRAPHIC OMITTED]
The fund's goal is to provide high total return from a portfolio of small company stocks. This goal can be changed without shareholder approval.

INVESTMENT APPROACH
[GRAPHIC OMITTED]
The fund invests primarily in small and medium sized U.S. companies whose market capitalizations are greater than $110 million and less than $1.5 billion. Industry by industry, the fund's weightings are similar to those of the Russell 2000 Index. The fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the fund focuses on those stocks that are ranked as most undervalued according to the process described on page 11. The fund generally considers selling stocks that appear overvalued or have grown into large-cap stocks.

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than large-cap stocks, and have also involved higher risks. The fund's small-cap emphasis means it is likely to be more sensitive to economic news and is likely to fall further in value during broad market downturns. The fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT

The fund's assets are managed by J.P. Morgan, which currently manages over $316 billion, including more than $2.7 billion using similar strategies as the fund.

The portfolio management team is led by Denise Higgins, vice president, Marian Pardo, managing director, and Stephen J. Rich, vice president. Ms. Higgins joined the team in January 1998 and has been with J.P. Morgan since 1994. Prior to managing the fund, Ms. Higgins served as a balanced and equity portfolio manager and member of the U.S. asset allocation committee, and prior to 1994, was a mid-to-small cap portfolio manager at Lord Abbett & Company. Ms. Pardo has been at J.P. Morgan since 1968, except for five months in 1998 when she was president of a small investment management firm. Prior to managing the fund, Ms. Pardo managed small and large cap equity portfolios, equity and convertible funds, and several institutional portfolios. Mr. Rich joined the team in January 1997 and has been at J.P. Morgan since 1991, and prior to managing the fund held positions in J.P. Morgan's structured equity and balanced/equity groups.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.

6 | J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)


The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan U.S. Institutional Small Company Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the fund's last 10 calendar years.

The table indicates the risks by showing how the fund's average annual returns for the past one, five and ten years compare to those of the Russell 2000 Index. This is a widely recognized, unmanaged index of small cap U.S. stocks used as a measure of overall U.S. small company stock performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Year-by-year total return (%)     Shows changes in returns by calendar year(1,2)
--------------------------------------------------------------------------------
        1989   1990   1991   1992   1993   1994   1995   1996   1997   1998
 60%
                     59.59
                                                  31.88
 30%
       29.01                                             20.84  22.70
                             18.98
  0%                                8.59


(30%)
             (24.34)
                                          (5.81)                       (5.28)
--------------------------------------------------------------------------------
[]  J.P. Morgan U.S. Small Company Fund

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 33.79% (for the quarter ended 3/31/91); and the lowest quarterly return was -30.03% (for the quarter ended 9/30/90).

Average annual total return (%)   Shows performance over time, for periods ended
                                  December 31, 1998(1)
--------------------------------------------------------------------------------
                                             Past 1 yr. Past 5 yrs. Past 10 yrs.
J.P. Morgan Institutional U.S. Small Company
  Fund (after expenses)                        (5.28)       11.77       13.38
--------------------------------------------------------------------------------
Russell 2000 Index (no expenses)               (2.55)       11.86       12.92
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES
The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.


Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)

Management fees                         0.60

Marketing (12b-1) fees                  none

Other expenses(4)                       0.25
--------------------------------------------
Total annual fund
operating expenses(4)                   0.85
--------------------------------------------

Expense example


The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                           1 yr.  3 yrs.   5 yrs.   10 yrs.
Your cost($)                                87     271      471      1049
--------------------------------------------------------------------------------

(1) The fund commenced operations on 11/4/93. For the period 1/1/89 through 11/30/93 returns reflect performance of The Pierpont Capital Appreciation Fund, the predecessor of the fund.
(2)  The fund's fiscal year end is 5/31.

(3) The fund has a master/feeder structure as described on page 15. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year before reimbursement expressed as a percentage of the fund's average net assets.

(4) After reimbursement other expenses and total operating expenses are 0.20% and 0.80%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.


                           J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND | 7

J.P. MORGAN INSTITUTIONAL TAX AWARE
DISCIPLINED EQUITY FUND                          |          TICKER SYMBOL: JPDEX
--------------------------------------------------------------------------------
                                            REGISTRANT: J.P. MORGAN SERIES TRUST
            (J.P. MORGAN TAX AWARE DISCIPLINED EQUITY FUND:INSTITUTIONAL SHARES)


RISK/RETURN SUMMARY
[GRAPHIC OMITTED]
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 16-17.

GOAL
[GRAPHIC OMITTED]
The fund's goal is to provide high after tax total return from a portfolio of selected equity securities. This goal can be changed without shareholder approval.

INVESTMENT APPROACH
[GRAPHIC OMITTED]
The fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The fund does not look to underweight or overweight industries.

Within each industry, the fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. (The process used to rank stocks according to their relative valuations is described on page 11.) Therefore, the fund tends to own a larger number of stocks within the S&P 500 than the U.S. Equity Fund.

To this investment approach the fund adds the element of tax aware investing. The fund's tax aware investment strategies are described on page 11.

The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking decisions.

By owning a large number of stocks within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility. The fund's tax aware strategies may reduce your capital gains but will not eliminate them. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages over $316 billion, including more than $16.4 billion using similar strategies as the fund.

The portfolio management team is led by Robin B. Chance, vice president, and Frederic A. Nelson, managing director, who have been on the team since the fund's inception in January of 1997. Ms. Chance has been at J.P. Morgan since 1987, Mr. Nelson since May 1994. Prior to managing this fund, both were responsible for structured equity strategies. Prior to joining Morgan, Mr. Nelson was a portfolio manager at Bankers Trust.

--------------------------------------------------------------------------------
Before you invest
Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.


8 | J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)


The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Tax Aware Disciplined Equity Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares during its first complete calendar year of operations.

The table indicates the risks by showing how the fund's average annual returns for the past year and the life of the fund compare to those of the S&P 500 Index. This is a widely recognized, unmanaged index of U.S. stocks used as a measure of overall U.S. stock performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

--------------------------------------------------------------------------------
Total return (%)       Shows changes in returns by calendar year(1)
--------------------------------------------------------------------------------
                                                                 1998

40%
                                                                31.82
20%

 0%
--------------------------------------------------------------------------------
[] J.P. Morgan Institutional Tax Aware Disciplined Equity Fund

For the period covered by this total return chart, the fund's highest quarterly return was 22.98% (for the quarter ended 12/31/98) and the lowest quarterly return was -10.05% (for the quarter ended 9/30/98).

--------------------------------------------------------------------------------
Average annual total return (%)   Shows performance over time, for periods ended
                                  December 31, 1998(2)
--------------------------------------------------------------------------------
                                                  Past 1 yr.    Life of fund
J.P. Morgan Institutional Tax Aware
  Disciplined Equity Fund (after expenses)          31.82           31.29
--------------------------------------------------------------------------------
S&P 500 Index (no expenses)                         28.58           28.37
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTOR EXPENSES
The expenses of the fund before reimbursement are shown at right. The fund has no sales, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

-------------------------------------------------
Shareholder transaction expenses(3)
-------------------------------------------------
Redemption fees (% of your cash proceeds)
-------------------------------------------------
Shares held for less than one year           1.00
Shares held one year or longer               none

Annual expenses (% of fund assets)
-------------------------------------------------
Management fees                              0.35
Marketing (12b-1) fees                       none
Other expenses                               0.67
-------------------------------------------------
Total annual fund operating expenses         1.02
-------------------------------------------------

--------------------------------------------------------------------------------
Expense example
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. In the one year example, the first number assumes that you continued to hold your shares, the second that you sold all shares for cash at the end of the period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                               1 yr.   3 yrs.  5 yrs.  10 yrs.
Your cost($)                                  104/204   325     563     1,248
--------------------------------------------------------------------------------
(1)  The fund's fiscal year end is 10/31.

(2) The fund commenced operations on 1/30/97, and returns reflect performance of the fund from 1/31/97.

(3) This table shows the fund's expenses for the past fiscal year before reimbursement, expressed as a percentage of the fund's average net assets. After reimbursement, other expenses and total operating expenses are 0.20% and 0.55%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.


                 J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND | 9

U.S. EQUITY MANAGEMENT APPROACH
--------------------------------------------------------------------------------
J.P. MORGAN
Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 300 analysts and portfolio managers around the world and has more than $316 billion in assets under management, including assets managed by the funds' advisor, J.P. Morgan Investment Management Inc.

J.P. MORGAN U.S. EQUITY FUNDS
These funds invest primarily in U.S. stocks either directly or through another fund. As a shareholder, you should anticipate risks and rewards beyond those of a typical bond fund or a typical balanced fund.

THE SPECTRUM OF U.S. EQUITY FUNDS
The funds described in this prospectus pursue a range of goals and offer varying degrees of risk and potential reward. Differences between these funds include:

o    how much emphasis they give to the most undervalued stocks

o    how closely they follow the industry weightings of their benchmarks

o    how many securities they typically maintain in their portfolios

o    the size or market capitalization of the companies in which they invest

o    whether they focus on before-tax or after-tax returns

The table below shows degrees of the relative risk and return that these funds potentially offer. These and other distinguishing features of each U.S. equity fund were described on the preceding pages.

--------------------------------------------------------------------------------
Who May Want To Invest

The funds are designed for investors who:

o    are pursuing a long-term goal such as retirement

o want to add an investment with growth potential to further diversify a portfolio

o want funds that seek to outperform the markets in which they each invest over the long term

o with regard to the Tax Aware Fund, are individuals that could benefit from a strategy that pursues returns from an after-tax perspective

The funds are not designed for investors who:

o want funds that pursue market trends or focus only on particular industries or sectors

o    require regular income or stability of principal

o    are pursuing a short-term goal or investing emergency reserves

o with regard to the Tax Aware Fund, are investing through a tax-deferred account such as an IRA.



--------------------------------------------------------------------------------
Potential risk and return
--------------------------------------------------------------------------------
 ^
 |
 |---------------U.S. Small Company Fund o      The positions of the funds in
R|                                       |      this graph reflect long-term
 |                                       |      performance goals only and are
e|                                       |      relative, not absolute.
 |                                       |
t|--------------------o U.S. Equity Fund |
 |                    |                  |
u|                    |                  |
 |                    |                  |
r|                    |                  |
 |----------o Tax Aware Disciplined Equity Fund
n|          | Disciplined Equity Fund    |
 |          |         |                  |
 |          |         |                  |
 |          |         |                  |
 |          |         |                  |
 -------------------------------------------->
             R i s k

10 | FUND DETAILS

[GRAPHIC OMITTED]
J.P. Morgan analysts develop proprietary fundamental research

[GRAPHIC OMITTED]
Stocks in each industry are ranked
with the help of models

[GRAPHIC OMITTED]
Using research and valuations,
each fund's management team
chooses stocks for its fund


U.S. EQUITY INVESTMENT PROCESS
The J.P. Morgan U.S. equity funds invest primarily in U.S. stocks. The Tax Aware Fund does so while seeking to enhance after-tax returns.

While each fund follows its own strategy, the funds as a group share a single investment philosophy. This philosophy, developed by the funds' advisor, focuses on stock picking while largely avoiding sector or market-timing strategies.

In managing the funds, J.P. Morgan employs a three-step process:

Research J.P. Morgan takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. J.P. Morgan's in-house research is developed by an extensive worldwide network of over 120 career analysts. The team of analysts dedicated to U.S. equities includes more than 20 members, with an average of over ten years of experience.

Valuation The research findings allow J.P. Morgan to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

Stock selection Each fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, each management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the funds' managers often consider a number of other criteria:

o    catalysts that could trigger a rise in a stock's price

o    high potential reward compared to potential risk

o    temporary mispricings caused by market overreactions

--------------------------------------------------------------------------------
TAX AWARE INVESTING AT J.P. MORGAN
The Tax Aware Fund is designed to reduce, but not eliminate, capital gains distributions to shareholders. In doing so, the fund sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and offsetting gains realized in one security by selling another security at a capital loss. The fund is aided in this process by a tax-sensitive optimization model developed by J.P. Morgan.


The Tax Aware Fund generally intends to pay redemption proceeds in cash; however it reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative stocks rather than cash. An in-kind redemption payment can shield the fund -- and other shareholders -- from tax liabilities that might otherwise be incurred. It is not subject to a redemption fee by the fund. However, the stocks received will continue to fluctuate in value after redemption and will be subject to brokerage or other transaction costs when liquidated.

                                                               FUND DETAILS | 11

YOUR INVESTMENT
--------------------------------------------------------------------------------
For your convenience, the J.P. Morgan Institutional Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL
If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.


INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN
Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA
Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY
Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Choose a fund (or funds) and determine the amount you are investing. The minimum amount for initial investments is $1,000,000 for the Disciplined Equity and U.S. Small Company funds and $3,000,000 for the U.S. Equity and Tax Aware funds and for additional investments $25,000, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown on the right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.

OPENING YOUR ACCOUNT

By wire

o Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

Morgan Guaranty Trust Company of New York-Delaware
Routing number: 031-100-238
Credit: J.P. Morgan Institutional Funds
Account number: 001-57-689
FFC: your account number, name of registered owner(s) and fund name.

By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds

o Mail the check with your completed application to the Shareholder Services Agent.

By exchange

o    Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

By exchange

o    Call the Shareholder Services Agent to effect an exchange.

12 | YOUR INVESTMENT

--------------------------------------------------------------------------------
SELLING SHARES

By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net cash amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o    Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o    Mail the letter to the Shareholder Services Agent.

By exchange

o    Call the Shareholder Services Agent to effect an exchange.

Redemption in kind

o Each fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The funds accept telephone orders from all shareholders. To guard against fraud, the funds require shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if a fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in these funds for shares in any other J.P. Morgan or J.P. Morgan Institutional mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

A fund may alter, limit, or suspend its exchange policy at any time.

Business days and NAV calculations The funds' regular business days and hours are the same as those of the New York Stock Exchange (NYSE). Each fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). Each fund's securities are typically priced using market quotes or pricing services. When these methods are not available or do not represent a security's value at the time of pricing, (e.g., when an event occurs after the close of trading that would materially impact a security's value) the security is valued in accordance with the fund's fair valuation procedures.

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. A fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.


--------------------------------------------------------------------------------
Shareholder Services Agent
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036
1-800-766-7722

Representatives are available 8:00 a.m. to 5:00 p.m. eastern time on fund business days.

                                                            YOUR INVESTMENT | 13

--------------------------------------------------------------------------------
Timing of settlements When you buy shares, you will become the owner of record when a fund receives your payment, generally the day following execution. When you sell shares, cash proceeds are generally available the day following execution and will be forwarded according to your instructions. In-kind redemptions (described on page 11) will be available as promptly as is feasible.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The funds send monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months each fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, each fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS
Income dividends are typically paid four times a year for the Disciplined Equity, U.S. Equity and Tax Aware funds; and twice a year for the U.S. Small Company fund. Each fund typically makes capital gains distributions, if any, once per year. However, a fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. Each fund's dividends and distributions consist of most or all of its net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Institutional Fund.

TAX CONSIDERATIONS

In general, selling shares for cash, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------
Transaction                         Tax status
--------------------------------------------------------------------------------
Income dividends                    Ordinary income
--------------------------------------------------------------------------------
Short-term capital gains            Ordinary income
distributions
--------------------------------------------------------------------------------
Long-term capital gains             Capital gains
distributions
--------------------------------------------------------------------------------
Sales or exchanges of shares        Capital gains or losses
owned for more than one year
--------------------------------------------------------------------------------
Sales or exchanges of shares        Gains are treated as ordinary
owned for one year or less          income; losses are subject
                                    to special rules

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a fund is about to declare a long-term capital gains distribution.

Every January, each fund issues tax information on its distributions for the previous year.

Any investor for whom a fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


14 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------
BUSINESS STRUCTURE
As noted earlier, each fund (except the Tax Aware Fund) is a series of J.P Morgan Institutional Funds, a Massachusetts business trust, and is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)


Each master portfolio accepts investments from other feeder funds, and all the feeders of a given master portfolio bear the portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-766-7722. Generally, when a master portfolio seeks a vote, its feeder fund will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.


Each feeder fund and its master portfolio expect to maintain consistent goals, but if they do not, the feeder fund will withdraw from the master portfolio, receiving its assets either in cash or securities. Each feeder fund's trustees would then consider whether a fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

The Tax Aware Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-766-7722. In the future, the trustees could create other series or share classes, which would have different expenses.

MANAGEMENT AND ADMINISTRATION
The feeder funds described in this prospectus, their corresponding master portfolios, and J.P. Morgan Series Trust are all governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees each fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

--------------------------------------------------------------------------------
Advisory services                       Percentage of the master
                                        portfolio's average net assets
--------------------------------------------------------------------------------
Disciplined Equity                      0.35%
--------------------------------------------------------------------------------
U.S. Equity                             0.40%
--------------------------------------------------------------------------------
U.S. Small Company                      0.60%
--------------------------------------------------------------------------------
Administrative services                 Master portfolio's and fund's pro-
(fee shared with Funds                  rata portions of 0.09% of the
Distributor, Inc.)                      first $7 billion in J.P. Morgan-
                                        advised portfolios, plus 0.04% of
                                        average net assets over
                                        $7 billion
--------------------------------------------------------------------------------
Shareholder services                    0.10% of the fund's average
                                        net assets
--------------------------------------------------------------------------------


The Tax Aware Fund, subject to the expense reimbursements described earlier in this prospectus, pays J.P. Morgan the following fees for investment advisory and other services:


--------------------------------------------------------------------------------
Advisory services                       0.35% of the fund's average
   net assets
--------------------------------------------------------------------------------
Administrative services                 Fund's pro-rata portion of 0.09%
(fee shared with Funds                  of the first $7 billion of
Distributor, Inc.)                      average net assets in
                                        J.P. Morgan-advised portfolios,
                                        plus 0.04% of average
                                        net assets over $7 billion
--------------------------------------------------------------------------------
Shareholder services                    0.10% of the fund's average
   net assets
--------------------------------------------------------------------------------


J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in a fund.


Year 2000 Fund operations and shareholders could be adversely affected if the computer systems used by J.P. Morgan, the funds' other service providers and other entities with computer systems linked to the funds do not properly process and calculate January 1, 2000 and after date-related information. J.P. Morgan is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. However, it is not certain that these actions will be sufficient to prevent these problems from adversely impacting fund operations and shareholders. In addition, to the extent that operations of issuers of securities held by the funds are impaired by date-related problems or prices of securities decline as a result of real or perceived date-related problems of issuers held by the funds or generally, the net asset value of the funds will decline.


                                                               FUND DETAILS | 15

--------------------------------------------------------------------------------
RISK AND REWARD ELEMENTS
This table discusses the main elements that make up each fund's overall risk and reward characteristics. It also outlines each fund's policies toward various investments, including those that are designed to help certain funds manage risk.

-----------------------------------------------------------------------------------------------------------------------------------
Potential risks                               Potential rewards                             Policies to balance risk and reward
-----------------------------------------------------------------------------------------------------------------------------------
Market conditions

o  Each fund's share price and               o Stocks have generally outperformed           o  Under normal circumstances the funds
   performance will fluctuate                  more stable investments (such as                plan to remain fully invested, with
   in response to stock                        bonds and cash equivalents) over the            at least 65% in stocks; stock
   market movements                            long term                                       investments may include U.S. and
                                                                                               foreign common stocks, convertible
o  Adverse market conditions may from                                                          securities, preferred stocks, trust
   time to time cause a fund to take                                                           or partnership interests, warrants,
   temporary defensive positions that                                                          rights, and investment company
   are inconsistent with its principal                                                         securities
   investment strategies and may hinder
   a fund from achieving its investment                                                     o  The funds seek to limit risk through
   objective                                                                                   diversification

                                                                                            o  During severe market downturns, the
                                                                                              funds have the option of investing up
                                                                                              to 100% of assets in investment-grade
                                                                                              short-term securities

------------------------------------------------------------------------------------------------------------------------------------
Management choices

o  A fund could underperform its              o  A fund could outperform its benchmark      o  J.P. Morgan focuses its active
   benchmark due to its securities and           due to these same choices                     management on securities selection,
   asset allocation choices                                                                    the area where it believes its
                                                                                               commitment to research can most
                                                                                               enhance returns

------------------------------------------------------------------------------------------------------------------------------------
Foreign investments

o  Currency exchange rate movements           o  Favorable exchange rate movements          o  Each Fund anticipates that its total
   could reduce gains or create losses           could generate gains or reduce losses         foreign investments will not exceed
                                                                                               20% of assets
o  A fund could lose money because of         o  Foreign investments, which represent
   foreign government actions, political         a major portion of the world's             o  Each fund actively manages the
   instability, or lack of adequate and          securities, offer attractive                  currency exposure of its foreign
   accurate information                          potential performance and                     investments relative to its
                                                 opportunities for diversification             benchmark, and may hedge back into
                                                                                               the U.S. dollar from time to time
                                                                                               (see also "Derivatives")

-----------------------------------------------------------------------------------------------------------------------------------
When-issued and delayed delivery securities

o  When a fund buys securities before         o  A fund can take advantage of               o  Each fund uses segregated accounts to
   issue or for delayed delivery, it             attractive transaction opportunities          offset leverage risk
   could be exposed to leverage
   risk if it does not use segregated
   accounts

-----------------------------------------------------------------------------------------------------------------------------------
Short-term trading

o  Increased trading would raise a            o  A fund could realize gains in a short      o  Each Fund anticipates a portfolio
   fund's brokerage and related costs            period of time                                turnover rate of approximately 100%

o  Increased short-term capital gains         o  A fund could protect against losses        o  The funds generally avoid short-term
   distributions would raise                     if a stock is overvalued and its              trading, except to take advantage of
   shareholders' income tax liability            value later falls                             attractive or unexpected
                                                                                               opportunities or to meet demands
                                                                                               generated by shareholder activity




16 | FUND DETAILS


------------------------------------------------------------------------------------------------------------------------------------
Potential risks                               Potential rewards                             Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------
Derivatives


o  Derivatives such as futures, options,      o  Hedges that correlate well with            o  The funds use derivatives for hedging
   swaps, and forward foreign currency           underlying positions can reduce or            and for risk management (i.e., to
   contracts that are used for hedging           eliminate losses at low cost                  establish or adjust exposure to
   the portfolio or specific securities                                                        particular securities, markets or
   may not fully offset the underlying        o  A fund could make money and protect           currencies); risk management may
   positions(1) and this could result in         against losses if management's                include management of a fund's
   losses to the fund that would not             analysis proves correct                       exposure relative to its benchmark
   have otherwise occurred
                                              o  Derivatives that involve leverage          o  The funds only establish hedges that
o  Derivatives used for risk management          could generate substantial gains at           they expect will be highly correlated
   may not have the intended effects and         low cost                                      with underlying positions
   may result in losses or missed
   opportunities                                                                            o  While the funds may use derivatives
                                                                                               that incidentally involve leverage,
o  The counterparty to a derivatives                                                           they do not use them for the specific
   contract could default                                                                      purpose of leveraging their
                                                                                               portfolios
o  Derivatives that involve leverage
   could magnify losses

o  Certain types of derivatives involve
   costs to the funds which can reduce
   returns

------------------------------------------------------------------------------------------------------------------------------------
Securities Lending
o When a fund lends a security,  o The fund may enhance           o J.P. Morgan maintains a list of approved borrowers
  the loaned securities may not    income through the
  be returned if the borrower      investment of the              o The lending agents idemnify the fund against borrower
  defaults                         collateral received              default
                                   from the borrower
                                                                  o J.P. Morgan's collateral investment guidelines limit the quality and duration of collateral investments
                                                                    to minimize losses

o The collateral will be subject
  to the risks of the securities                                  o The fund receives collateral equal to at least 100%
  in which it is invested                                           of the current value of the securities loaned

                                                                  o Upon recall, the borrower must return the securities loaned within the normal settlement period
------------------------------------------------------------------------------------------------------------------------------------
Illiquid holdings

o  A fund could have difficulty valuing       o  These holdings may offer more              o  No fund may invest more than 15% of
   these holdings precisely                      attractive yields or potential growth         net assets in illiquid holdings
                                                 than comparable widely traded
o  A fund could be unable to sell these          securities                                 o  To maintain adequate liquidity to
   holdings at the time or price it                                                            meet redemptions, each fund may hold
   desires                                                                                     investment-grade short-term
                                                                                               securities (including repurchase
                                                                                               agreements and reverse repurchase
                                                                                               agreements) and, for temporary or
                                                                                               extraordinary purposes, may borrow
                                                                                               from banks up to 33 1/3% of the value
                                                                                               of its total assets

----------------------------------------------------------------------------------------------------------------------------

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a pre-determined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                               FUND DETAILS | 17

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


The financial tables are intended to help you understand each fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). Except where noted, this information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each fund's financial statements, are included in the respective fund's annual report, which are available upon request.


--------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------
Per-share data                                    For fiscal periods ended
--------------------------------------------------------------------------------
                                             5/31/97(1)     5/31/98     11/30/98
                                                                     (unaudited)
Net asset value, beginning of period ($)         10.00      11.47         14.96
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                     0.04         0.12        0.07
  Net realized and unrealized gain
  on investment ($)                             1.43         3.62        1.15
--------------------------------------------------------------------------------
Total from investment operations ($)            1.47         3.74        1.22
--------------------------------------------------------------------------------
Less distributions to shareholders from:
  Net investment income ($)                       --        (0.12)      (0.05)
  Net realized gains ($)                          --        (0.13)         --
--------------------------------------------------------------------------------
Total distributions ($)                           --        (0.25)      (0.05)
--------------------------------------------------------------------------------
Net asset value, end of period ($)             11.47        14.96       16.13
--------------------------------------------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------
Total return (%)                               14.70(2)     32.98        8.18(2)
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)       49,726       296,19(1)  458,399
--------------------------------------------------------------------------------
Ratio to average net assets:
--------------------------------------------------------------------------------
  Expenses (%)                                  0.45(3)      0.45        0.45(3)
  ------------------------------------------------------------------------------
  Net investment income (%)                     1.58(3)      1.27        1.14(3)
  ------------------------------------------------------------------------------
  Expenses without reimbursement (%)            1.34(3)      0.72        0.61(3)
  ------------------------------------------------------------------------------
(1)  The fund commenced operations on 1/3/97.
(2)  Not annualized.
(3)  Annualized.


------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL U.S. EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
Per-share data                                                                   For fiscal periods ended
------------------------------------------------------------------------------------------------------------------------------------
                                                        5/31/94(1)     5/31/95      5/31/96     5/31/97      5/31/98    11/30/98
                                                                                                                       (unaudited)
Net asset value, beginning of period ($)                     10.00       10.92        12.10       14.00        15.66       16.73
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                                   0.08        0.18         0.27        0.17         0.15        0.09
  Net realized and unrealized gain
  on investments ($)                                          0.88        1.42         2.66        3.02         3.81        0.63
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                          0.96        1.60         2.93        3.19         3.96        0.72
------------------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
  Net investment income ($)                                  (0.04)      (0.14)       (0.20)      (0.25)       (0.18)      (0.05)
  Net realized gains ($)                                        --       (0.28)       (0.83)      (1.28)       (2.71)         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions ($)                                      (0.04)      (0.42)       (1.03)      (1.53)       (2.89)      (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                           10.92       12.10        14.00       15.66        16.73       17.40
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                              9.61       15.40        25.43       25.21        28.53        4.32(3)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                     47,473     172,497      221,368     329,776      378,988     311,212
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
------------------------------------------------------------------------------------------------------------------------------------
  Expenses (%)                                                0.60(2)     0.60         0.60        0.60         0.60        0.60(2)
  ----------------------------------------------------------------------------------------------------------------------------------
  Net investment income (%)                                   1.74(2)     2.07         2.08        1.33         0.89        0.97(2)
  ----------------------------------------------------------------------------------------------------------------------------------
  Expenses without reimbursement (%)                          1.03(2)     0.71         0.62        0.65         0.63        0.63(2)
  ----------------------------------------------------------------------------------------------------------------------------------

(1) The fund commenced public investment operations on 9/17/93 and returns reflect performance of The Pierpont Equity Fund, the fund's predecessor, prior to that date.

(2) Annualized.

(3) Not annualized

18 | FUND DETAILS


------------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND
------------------------------------------------------------------------------------------------------------------------------------
Per-share data                                                                  For fiscal periods ended
------------------------------------------------------------------------------------------------------------------------------------
                                                        5/31/94(1)     5/31/95      5/31/96     5/31/97      5/31/98    11/30/98
                                                                                                                       (unaudited)
Net asset value, beginning of period ($)                     10.00       10.03        11.16       13.97        14.09       15.30
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                                   0.04        0.10         0.13        0.10         0.09        0.05
  Net realized and unrealized gain (loss)
  on investment ($)                                             --        1.12         3.66        1.07         3.04       (2.47)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                          0.04        1.22         3.79        1.17         3.13       (2.42)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
  Net investment income ($)                                  (0.01)      (0.09)       (0.12)      (0.13)       (0.08)      (0.04)
  Net realized gain ($)                                         --          --        (0.86)      (0.92)       (1.84)         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions ($)                                      (0.01)      (0.09)       (0.98)      (1.05)       (1.92)      (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                           10.03       11.16        13.97       14.09        15.30       12.84
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                              0.42       12.26        35.60        9.44        23.55      (15.83)(4)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                     74,141     149,279      291,931     401,797      420,413     337,856
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
------------------------------------------------------------------------------------------------------------------------------------
  Expenses (%)                                                0.80(2)     0.80         0.80        0.80         0.80        0.80(2)
  ----------------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (%)                            0.93(2)     1.14         1.20        0.81         0.55        0.71(2)
  ----------------------------------------------------------------------------------------------------------------------------------
  Expenses without reimbursement and including
  interest expense (%)                                        1.07(2)     0.91         0.83        0.85         0.85        0.85(2)
  ----------------------------------------------------------------------------------------------------------------------------------
  Interest expense (%)                                          --          --           --          --         0.00(3)        --
  ----------------------------------------------------------------------------------------------------------------------------------



(1) The fund commenced public investment operations on 11/4/93 and returns reflect performance of The Capital Appreciation Fund, the fund's predecessor, prior to that date.

(2) Annualized.

(3) Less than 0.01%.

(4) Not annualized.

--------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL TAX AWARE DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------
Per-share data                                         For fiscal periods ended
--------------------------------------------------------------------------------
                                                       10/31/97(1)    10/31/98
Net asset value, beginning of period ($)                     10.00       12.08
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                                   0.06        0.11
  Net realized and unrealized gain
  on investments ($)                                          2.02        2.68
--------------------------------------------------------------------------------
Total from investment operations ($)                          2.08        2.79
--------------------------------------------------------------------------------
Less distributions to shareholders from:
  Net investment income ($)                                     --       (0.16)
--------------------------------------------------------------------------------
Net asset value, end of period ($)                           12.08       14.71
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------
Total return (%)                                             20.80(2)    23.26
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                     12,026      90,079
--------------------------------------------------------------------------------
Ratio to average net assets:
--------------------------------------------------------------------------------
  Expenses (%)                                               0.55(3)      0.55
  ------------------------------------------------------------------------------
  Net investment income (%)                                  1.19(3)      0.97
  ------------------------------------------------------------------------------
  Expenses without reimbursement (%)                         4.59(3)      1.02
  ------------------------------------------------------------------------------
  Portfolio turnover rate (%)                                  35           57
  ------------------------------------------------------------------------------

(1)  The fund commenced operations on 1/30/97.

(2)  Not annualized.

(3)  Annualized.

                                                               FUND DETAILS | 19

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on these funds, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for a fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of a fund's policies, investment restrictions, and business structure. This prospectus incorporates each fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the funds, may be obtained by contacting:

J.P. Morgan Institutional Funds
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036

Telephone:  1-800-766-7722

Hearing impaired:  1-888-468-4015

Email:  JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. Each fund's investment company and 1933 Act registration numbers are:

J.P. Morgan Institutional Disciplined Equity Fund        811-07342 and 033-54642
J.P. Morgan Institutional U.S. Equity Fund               811-07342 and 033-54642
J.P. Morgan Institutional U.S. Small Company Fund        811-07342 and 033-54642
J.P. Morgan Institutional Tax Aware Disciplined
  Equity Fund                                            811-07795 and 333-11125


J.P. MORGAN INSTITUTIONAL FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Institutional Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Institutional Funds offer a broad array of distinctive opportunities for mutual fund investors.

JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Institutional Funds

Advisor                                          Distributor
J.P. Morgan Investment Management Inc.           Funds Distributor, Inc.
522 Fifth Avenue                                 60 State Street
New York, NY 10036                               Boston, MA 02109
1-800-766-7722                                   1-800-221-7930

MARCH 1, 1999


PROSPECTUS

J.P. MORGAN INSTITUTIONAL
FIXED INCOME FUNDS

Short Term Bond Fund
Bond Fund
Global Strategic Income Fund
Tax Exempt Bond Fund
New York Tax Exempt Bond Fund
California Bond Fund

------------------------------------
Seeking high total return or current
income by investing primarily in
fixed income securities.

This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.
Distributed by Funds Distributor, Inc.



JP Morgan

CONTENTS
--------------------------------------------------------------------------------

2
Each fund's goal, investment approach,
risks, expenses, and performance

J.P. MORGAN INSTITUTIONAL FIXED INCOME FUNDS

J.P. Morgan Institutional Short Term Bond Fund ...........................  2
J.P. Morgan Institutional Bond Fund ......................................  4
J.P. Morgan Institutional Global Strategic Income Fund ...................  6
J.P. Morgan Institutional Tax Exempt Bond Fund ...........................  8
J.P. Morgan Institutional New York Tax Exempt Bond Fund .................. 10
J.P. Morgan Institutional California Bond Fund ........................... 12

14
Principles and techniques common
to the funds in this prospectus

FIXED INCOME MANAGEMENT APPROACH

J.P. Morgan .............................................................. 14
J.P. Morgan Institutional fixed income funds ............................. 14
The spectrum of fixed income funds ....................................... 14
Who may want to invest ................................................... 14
Fixed income investment process .......................................... 15

16
Investing in the J.P. Morgan
Institutional Fixed Income funds

YOUR INVESTMENT

Investing through a financial professional ............................... 16
Investing through an employer-sponsored retirement plan .................. 16
Investing through an IRA or rollover IRA ................................. 16
Investing directly ....................................................... 16
Opening your account ..................................................... 16
Adding to your account ................................................... 16
Selling shares ........................................................... 17
Account and transaction policies ......................................... 17
Dividends and distributions .............................................. 18
Tax considerations ....................................................... 18

19
More about risk and the funds'
business operations

FUND DETAILS
Business structure ....................................................... 19
Management and administration ............................................ 19
Risk and reward elements ................................................. 20
Investments .............................................................. 22
Financial highlights ..................................................... 24
FOR MORE INFORMATION ............................................. back cover

J.P. MORGAN INSTITUTIONAL
SHORT TERM BOND FUND                                        TICKER SYMBOL: JMSBX
--------------------------------------------------------------------------------
REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
(J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND)

RISK/RETURN SUMMARY
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 22-25.

GOAL
The fund's goal is to provide high total return, consistent with low volatility of principal. This goal can be changed without shareholder approval.

INVESTMENT APPROACH

The fund invests primarily in fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index. For a description of duration, please see fixed income investment process on page 15.

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The fund typically hedges its non-dollar investments back to the U.S. dollar. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 75% A or better. No more than 10% of assets may be invested in securities rated B or BB.

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar duration fixed income funds will depend on the success of the investment process, which is described on page 15.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations. Because of the sensitivity of the fund's mortgage related securities to changes in interest rates, the performance and duration of the fund may be more volatile than if it did not hold these securities. The fund uses futures contracts to help manage duration. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 18 for further discussion on the tax treatment of capital gains.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT

The fund's assets are managed by J.P. Morgan, which currently manages over $316 billion, including more than $2.1 billion using similar strategies as the fund.

The portfolio management team is led by Connie J. Plaehn, managing director, who has been on the team since the fund's inception and has been at J.P. Morgan since 1984, William G. Tennille, vice president, who joined the team in January 1994 and has been at J.P. Morgan since 1992 and Augustus Cheh, vice president, who has been a fixed income portfolio manager and analyst since joining J.P. Morgan in 1994.
--------------------------------------------------------------------------------
Before you invest
Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.
o The fund does not represent a complete investment program.

2  J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND

PERFORMANCE (unaudited)
The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Short Term Bond Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the last 5 calendar years.

The table indicates the risks by showing how the fund's average annual returns for the past one year, five years and life of the fund compare to those of the Merrill Lynch 1-3 Year Treasury Index. This is a widely recognized, unmanaged index of U.S. Treasury notes and bonds with maturities of 1-3 years used as a measure of overall short-term bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Year-by-year total return (%)   Shows changes in returns by calendar year(1)
--------------------------------------------------------------------------------
                      1994        1995       1996        1997           1998
20%
10%
0%                    0.36        10.80       5.10       6.40           7.04
--------------------------------------------------------------------------------
o J.P. Morgan Institutional Short Term Bond Fund

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 3.36% (for the quarter ended 6/30/95); and the lowest quarterly return was -0.47% (for the quarter ended 3/31/94).

Average annual total return       Shows performance over time, for periods ended
                                  December 31, 1998(2)
--------------------------------------------------------------------------------
                                          Past 1 yr. Past 5 yrs.  Life of fund
J.P. Morgan Institutional Short Term
 Bond Fund (after expenses)                  7.04        5.89         5.68
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year Treasury
 Index (no expenses)                         7.00        5.99         5.86
--------------------------------------------------------------------------------

INVESTOR EXPENSES
The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
Management fees                                                 0.25
Marketing (12b-1) fees                                          none
Other expenses(4)                                               0.39
--------------------------------------------------------------------------------
Total annual fund
operating expenses(4)                                           0.64
--------------------------------------------------------------------------------

Expense Example

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.
--------------------------------------------------------------------------------
                              1 yr.      3 yrs.      5 yrs.      10 yrs.
Your cost($)                   65         205         357          798
--------------------------------------------------------------------------------

(1) The fund's fiscal year end is 10/31.
(2) The fund commenced operations on 9/13/93. For the period 7/31/93 through 9/30/93, returns reflect performance of the Pierpont Short Term Bond Fund.
(3) The fund has a master/feeder structure as described on page 19. This table is restated to show the current fee arrangements in effect as of 8/1/98, and shows the fund's expenses and its share of master portfolio expenses for the past fiscal year using the current fees as if they had been in effect during the past fiscal year, before reimbursement, expressed as a percentage of the fund's average net assets.
(4) After reimbursement, other expenses and total operating expenses are 0.05% and 0.30%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.




                              J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND 3

J.P. MORGAN INSTITUTIONAL BOND FUND                         TICKER SYMBOL: JMIBX
--------------------------------------------------------------------------------
REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
(J.P. MORGAN INSTITUTIONAL BOND FUND)

RISK/RETURN SUMMARY
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 22-25.

GOAL
The fund's goal is to provide high total return consistent with moderate risk of capital and maintenance of liquidity. This goal can be changed without shareholder approval.

INVESTMENT APPROACH
The fund invests primarily in fixed income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the fund's duration within one year of that of the Salomon Brothers Broad Investment Grade Bond Index (currently about five years). For a description of duration, please see fixed income investment process on page 15.

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB.

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 15.

To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 18 for further discussion on the tax treatment of capital gains.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT

The fund's assets are managed by J.P. Morgan, which currently manages over $316 billion, including more than $32.9 billion using similar strategies as the fund.

The portfolio management team is led by William G. Tennille, vice president, who has been at J.P. Morgan since 1992, Connie J. Plaehn, managing director, who has been at J.P. Morgan since 1984, and John Snyder, vice president, who has been at J.P. Morgan since 1993. Mr. Tennille and Ms. Plaehn have been on the team since January 1994. Mr. Snyder has been a fixed income portfolio manager since joining J.P. Morgan.
--------------------------------------------------------------------------------
Before you invest
Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.
o The fund does not represent a complete investment program.


4  J.P. MORGAN INSTITUTIONAL BOND FUND

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Bond Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the last 10 calendar years.

The table indicates the risks by showing how the fund's average annual returns for the past one, five and ten years compare to those of the Salomon Brothers Broad Investment Grade Bond Index. This is a widely recognized, unmanaged index of U.S. Treasury and agency securities and investment-grade mortgage and corporate bonds used as a measure of overall bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Year-by-year total return (%)     Shows changes in returns by calendar year(1,2)
--------------------------------------------------------------------------------
         1989   1990   1991   1992   1993   1994   1995   1996   1997   1998

20%                                               18.42
10%     10.23  10.09  13.45   6.53   9.88  (2.68)                9.29   7.54
0%                                                        3.30
(10%)
--------------------------------------------------------------------------------
o  J.P. Morgan Institutional Bond Fund

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 6.30% (for the quarter ended 6/30/95); and the lowest quarterly return was -2.38% (for the quarter ended 3/31/94).

Average annual total return (%)   Shows performance over time, for periods ended
                                  December 31, 1998(1)
--------------------------------------------------------------------------------
                                           Past 1 yr.  Past 5 yrs.  Past 10 yrs.
J.P. Morgan Institutional Bond
 Fund (after expenses)                       7.54         6.95         8.48
--------------------------------------------------------------------------------
Salomon Brothers Broad Investment
 Grade Bond Index (no expenses)              8.72         7.30         9.31
--------------------------------------------------------------------------------

INVESTOR EXPENSES

The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
Management fees                                                   0.30
Marketing (12b-1) fees                                            none
Other expenses(4)                                                 0.22
--------------------------------------------------------------------------------
Total annual fund
operating expenses(4)                                             0.52
--------------------------------------------------------------------------------

Expense example
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.
--------------------------------------------------------------------------------
                           1 yr.      3 yrs.      5 yrs.      10 yrs.
Your cost($)                53         167          291         653
--------------------------------------------------------------------------------

(1) The fund commenced operations on 7/12/93. Returns for the period 3/31/88 through 7/31/93 reflect performance of The Pierpont Bond Fund, the fund's predecessor, which commenced operations on 3/11/88.
(2) The fund's fiscal year end is 10/31.
(3) The fund has a master/feeder structure as described on page 19. This table is restated to show the current fee arrangements in effect as of 8/1/98, and shows the fund's expenses and its share of master portfolio expenses for the past fiscal year using the current fees as if they had been in effect during the past fiscal year, before reimbursement, expressed as a percentage of the fund's average net assets.
(4) After reimbursement, other expenses and total operating expenses are 0.20% and 0.50%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.


                                           J.P. MORGAN INSTITUTIONAL BOND FUND 5

J.P. MORGAN INSTITUTIONAL
GLOBAL STRATEGIC INCOME FUND                      TICKER SYMBOL: JPGSX
--------------------------------------------------------------------------------
REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
(J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND)

RISK/RETURN SUMMARY
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 22-25.

GOAL
The fund's goal is to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers. This goal can be changed without shareholder approval.

INVESTMENT APPROACH
The fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations (such as the World Bank), that the fund believes have the potential to provide a high total return over time. The fund may invest directly in mortgages and in mortgage-backed securities. The fund's securities may be of any maturity, but under normal market conditions its duration will generally be similar to that of the Lehman Brothers Aggregate Bond Index (currently about four and a half years). For a description of duration, please see fixed income investment process on page 15. At least 40% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or are the unrated equivalent).

The management team uses the process described on page 15, and also makes country allocations, based primarily on macro-economic factors. The team uses the model allocation shown at right as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges. Within each sector, a dedicated team handles securities selection. The fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The fund's share price and total return vary in response to changes in global bond markets, interest rates, and currency exchange rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of credit and foreign and emerging markets investment risks, the fund's performance is likely to be more volatile than that of most fixed income funds. Foreign and emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. The fund may invest a substantial portion of its assets in non-investment grade bonds, often called junk bonds, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. The fund's mortgage-backed investments involve the risk of losses due to default or to prepayments that occur earlier or later than expected. Some investments, including directly owned mortgages, may be illiquid. The fund has the potential for long-term total returns that exceed those of more traditional bond funds, but investors should also be prepared for risks that exceed those of more traditional bond funds.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

MODEL SECTOR ALLOCATION

15% public/private
corporates
(range 5-25%)

23% high yield
corporates
(range 13-33%)

15% emerging
markets
(range 5-25%)

12% international
non-dollar
(range 0-25%)

35% public/private
mortgages
(range 20-45%)

PORTFOLIO MANAGEMENT

The fund's assets are managed by J.P. Morgan, which currently manages over $316 billion, including more than $4.1 billion using similar strategies as the fund.

The portfolio management team is led by Gerard W. Lillis, managing director, who has been at J.P. Morgan since 1978, and Mark E. Smith, managing director, who joined J.P. Morgan in 1994 from Allied Signal, Inc. where he managed fixed income portfolios and oversaw asset allocation activities. Both have been on the team since the fund's inception.
--------------------------------------------------------------------------------
Before you invest
Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.
o The fund does not represent a complete investment program.

6 J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND

PERFORMANCE (unaudited)
The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Global Strategic Income Fund.

The bar chart indicates the risks by showing the performance of the fund's shares during its first complete calendar year of operations.

The table indicates the risks by showing how the fund's average annual returns for the past one year and life of the fund compare to those of the Lehman Brothers Aggregate Bond Index. This is a widely recognized, unmanaged index which measures bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Total return (%)                  Shows changes in returns by calendar year(1)
--------------------------------------------------------------------------------
                                                                   1998

20%
10%
0%                                                                 2.59
--------------------------------------------------------------------------------
o  J.P. Morgan Institutional Global Strategic Income Fund

For the period covered by this total return chart, the fund's highest quarterly return was 3.13% (for the quarter ended 3/31/98); and the lowest quarterly return was -1.45% (for the quarter ended 9/30/98).

Average annual total return      Shows performance over time, for periods ended
                                 December 31, 1998(2)
--------------------------------------------------------------------------------
                                                     Past 1 yr.    Life of fund
J.P. Morgan Institutional Global
 Strategic Income Fund (after expenses)                2.59           7.00
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index (no expenses)     8.67          10.91
--------------------------------------------------------------------------------

INVESTOR EXPENSES
The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
Management fees                                                   0.45
Marketing (12b-1) fees                                            none
Other expenses(4)                                                 0.38
--------------------------------------------------------------------------------
Total annual fund
operating expenses(4)                                             0.83
--------------------------------------------------------------------------------

Expense example

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.
--------------------------------------------------------------------------------
                       1 yr.    3 yrs.      5 yrs.      10 yrs.
Your cost($)            85       265          460        1025
--------------------------------------------------------------------------------

(1) The fund's fiscal year is 10/31.
(2) The fund commenced operations on 3/14/97 and performance is calculated as of 3/31/97.
(3) The fund has a master/feeder structure as described on page 19. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year before reimbursement, expressed as a percentage of the fund's average net assets.
(4) After reimbursement, other expenses and total operating expenses are 0.20% and 0.65%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.


                        J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND 7

J.P. MORGAN INSTITUTIONAL
TAX EXEMPT BOND FUND                              TICKER SYMBOL: JITBX
--------------------------------------------------------------------------------
REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
(J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND)

RISK/RETURN SUMMARY
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 22-25.

GOAL
The fund's goal is to provide a high level of current income that is exempt from federal income tax consistent with moderate risk of capital. This goal can be changed without shareholder approval.

INVESTMENT APPROACH
The fund invests primarily in high quality municipal securities that it believes have the potential to provide current income that is free from federal personal income tax. While the fund's goal is high tax-exempt income, the fund may invest to a limited extent in taxable securities, including U.S. government, government agency, corporate, or taxable municipal securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration will generally range between four and seven years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index (currently 5.4 years). For a description of duration, please see fixed income investment process on page 15. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities rated B or BB.

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar tax-exempt funds will depend on the success of the investment process, which is described on page 15.

Investors should be prepared for higher share price volatility than from a tax exempt fund of shorter duration. The fund's performance could also be affected by market reaction to proposed tax legislation. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages over $316 billion, including more than $12 billion using similar strategies as the fund.

The portfolio management team is led by Robert W. Meiselas, vice president, who joined the team in May 1997 and has been at J.P. Morgan since 1987, and Elaine
B. Young, vice president, who joined the team in January 1996 and has been at J.P. Morgan since August 1994. Prior to joining J.P. Morgan, Ms. Young was a municipal bond trader and fixed income portfolio manager at Scudder, Stevens, & Clark, Inc.
--------------------------------------------------------------------------------
Before you invest
Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.
o The fund does not represent a complete investment program.

8 J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND

PERFORMANCE (unaudited)
The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Tax Exempt Bond Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the fund's last 10 calendar years.

The table indicates the risks by showing how the fund's average annual returns for the past one, five and ten years compare to those of the Lehman Brothers 1-16 Year Municipal Bond Index. This is a widely recognized, unmanaged index of general obligation and revenue bonds with maturities of 1-16 years used as a measure of overall tax-exempt bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Year-by-year total return (%)     Shows changes in returns by calendar year(1,2)
--------------------------------------------------------------------------------
         1989   1990   1991   1992   1993   1994   1995   1996   1997   1998

20%                                               13.50
10%     8.25    6.87  10.92   7.47   9.58                        7.58
0%                                                        3.71          5.65
(10%)                                      (2.53)
--------------------------------------------------------------------------------
o  J.P. Morgan Institutional Tax Exempt Bond Fund

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 5.16% (for the quarter ended 3/30/95); and the lowest quarterly return was -3.08% (for the quarter ended 3/31/94).


Average annual total return (%)   Shows performance over time, for periods ended
                                  December 31, 1998(1)
--------------------------------------------------------------------------------
                                      Past 1 yr.   Past 5 yrs.    Past 10 yrs.
J.P. Morgan Institutional Tax Exempt
 Bond Fund (after expenses)              5.65         5.45            7.02
--------------------------------------------------------------------------------
Lehman Brothers 1-16 Year Municipal
 Bond Index  (no expenses)               6.25         5.86             N/A
--------------------------------------------------------------------------------

INVESTOR EXPENSES
The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
Management fees                                                   0.30
Marketing (12b-1) fees                                            none
Other expenses(4)                                                 0.28
--------------------------------------------------------------------------------
Total annual fund
operating expenses(4)                                             0.58
--------------------------------------------------------------------------------

Expense example
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.
--------------------------------------------------------------------------------
                               1 yr.      3 yrs.      5 yrs.      10 yrs.
Your cost($)                    59         186          324         726
--------------------------------------------------------------------------------

(1) The fund commenced operations on 7/12/93. For the period 1/1/88 through 7/31/93 returns reflect performance of The Pierpont Tax Exempt Bond Fund, the predecessor of the fund, which commenced operations on 10/3/84.
(2) The fund's fiscal year end is 8/31.
(3) The fund has a master/feeder structure as described on page 19. This table is restated to show the current fee arrangements in effect as of 8/1/98, and shows the fund's expenses and its share of master portfolio expenses for the past fiscal year using the current fees as if they had been in effect during the past fiscal year, before reimbursement, expressed as a percentage of the fund's average net assets.
(4) After reimbursement, other expenses and total operating expenses are 0.20% and 0.50%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.

                                J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND 9

J.P. MORGAN INSTITUTIONAL NEW YORK
TAX EXEMPT BOND FUND                              TICKER SYMBOL: JPNTX
--------------------------------------------------------------------------------
REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
(J.P. MORGAN INSTITUTIONAL NEW YORK TAX EXEMPT BOND FUND)

RISK/RETURN SUMMARY
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 22-25.

GOAL
The fund's goal is to provide a high level of tax exempt income for New York residents consistent with moderate risk of capital. This goal can be changed without shareholder approval.

INVESTMENT APPROACH
The fund invests primarily in New York municipal securities that it believes have the potential to provide high current income which is free from federal, state, and New York City personal income taxes for New York residents. The fund may also invest to a limited extent in securities of other states or territories. To the extent that the fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for New York residents but would be subject to New York State and New York City personal income taxes. For non-New York residents, the income from New York municipal securities is free from federal personal income taxes only. The fund may also invest in taxable securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration will generally range between three and seven years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index (currently 5.4 years). For a description of duration, please see fixed income investment process on page 15. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities rated B or BB.

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 15. Because most of the fund's investments will typically be from issuers in the State of New York, its performance will be affected by the fiscal and economic health of that state and its municipalities. The fund is non-diversified and may invest more than 5% of assets in a single issuer, which could further concentrate its risks. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial condition.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages over $316 billion, including more than $12 billion using similar strategies as the fund.

The portfolio management team is led by Robert W. Meiselas, vice president, who has been at J.P. Morgan since 1987, and Elaine B. Young, vice president, who joined J.P. Morgan from Scudder, Stevens & Clark, Inc. in 1994 where she was a municipal bond trader and fixed income portfolio manager. Both have been on the team since June 1997.
--------------------------------------------------------------------------------
Before you invest
Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.
o The fund does not represent a complete investment program.

10 J.P. MORGAN INSTITUTIONAL NEW YORK TAX EXEMPT BOND FUND

PERFORMANCE (unaudited)
The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional New York Tax Exempt Bond Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the last 4 calendar years.

The table indicates the risks by showing how the fund's average annual returns for the past year and the life of the fund compare to those of the Lehman Brothers 1-16 Year Municipal Bond Index. This is a widely recognized, unmanaged index of general obligation and revenue bonds with maturities of 1-16 years used as a measure of overall tax-exempt bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Year-by-year total return (%)      Shows changes in returns by calendar year(1)
--------------------------------------------------------------------------------
                          1995         1996        1997         1998

20%                      13.28
10%
0%                                     4.21        7.68        5.61
--------------------------------------------------------------------------------
o  J.P. Morgan Institutional New York Tax Exempt Bond Fund

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 4.86% (for the quarter ended 3/31/95) and the lowest quarterly return was -0.59% (for the quarter ended 3/31/96).

Average annual total return (%)   Shows performance over time, for periods ended
                                  December 31, 1998(2)
--------------------------------------------------------------------------------
                                              Past 1 yr.      Life of fund
J.P. Morgan Institutional New York
 Tax Exempt Bond Fund (after expenses)          5.61             6.63
--------------------------------------------------------------------------------
Lehman Brothers 1-16 Year Municipal Bond
 Index (no expenses)                            6.25             7.07
--------------------------------------------------------------------------------

INVESTOR EXPENSES
The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
Management fees                                                   0.30
Marketing (12b-1) fees                                            none
Other expenses(4)                                                 0.32
--------------------------------------------------------------------------------
Total annual fund
operating expenses(4)                                             0.62
--------------------------------------------------------------------------------

Expense example
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.
--------------------------------------------------------------------------------
                     1 yr.      3 yrs.      5 yrs.      10 yrs.
Your cost($)          62         195          340         762
--------------------------------------------------------------------------------

(1) The fund's fiscal year end is 3/31.
(2) The fund commenced operations on 4/11/94, and returns reflect performance of the fund from 4/30/94.
(3) The fund has a master/feeder structure as described on page 19. This table is restated to show the current fee arrangements in effect as of 8/1/98, and shows the fund's expenses and its share of master portfolio expenses for the past fiscal year using the current fees as if they had been in effect during the past fiscal year, before reimbursement, expressed as a percentage of the fund's average net assets.
(4) After reimbursement, other expenses and total operating expenses are 0.20% and 0.50%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.

                      J.P. MORGAN INSTITUTIONAL NEW YORK TAX EXEMPT BOND FUND 11

J.P. MORGAN INSTITUTIONAL
CALIFORNIA BOND FUND                              TICKER SYMBOL: JPICX
--------------------------------------------------------------------------------
REGISTRANT: J.P. MORGAN SERIES TRUST
(J.P. MORGAN CALIFORNIA BOND FUND: INSTITUTIONAL SHARES)

RISK/RETURN SUMMARY
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 22-25.

GOAL
The fund's goal is to provide high after-tax total return for California residents consistent with moderate risk of capital. This goal can be changed without shareholder approval.

INVESTMENT APPROACH
The fund invests primarily in California municipal securities that it believes have the potential to provide high current income which is free from federal and state personal income taxes for California residents. Because the fund's goal is high after-tax total return rather than high tax-exempt income, the fund may invest to a limited extent in securities of other states or territories. To the extent that the fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only. The fund may also invest in taxable securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration will generally range between three and ten years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index (currently 5.4 years). For a description of duration, please see fixed income investment process on page 15. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities rated B or BB.

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 15. Because most of the fund's investments will typically be from issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities. The fund is non-diversified and may invest more than 5% of assets in a single issuer, which could further concentrate its risks. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, because these bonds are more sensitive to economic news and their issuers have a less secure financial condition.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages over $316 billion, including more than $12 billion using similar strategies as the fund.

The portfolio management team is led by Robert W. Meiselas, vice president, who has been at J.P. Morgan since 1987, and Elaine B. Young, vice president, who joined J.P. Morgan from Scudder, Stevens & Clark, Inc. in 1994 where she was a municipal bond trader and fixed income portfolio manager. Both have been on the team since June 1997.
--------------------------------------------------------------------------------
Before you invest
Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.
o The fund does not represent a complete investment program.

12 J.P. MORGAN INSTITUTIONAL CALIFORNIA BOND FUND

PERFORMANCE (unaudited)
The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional California Bond Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the last 2 calendar years.

The table indicates the risks by showing how the fund's average annual returns for the past year and life of fund compare to those of the Lehman Brothers 1-16 Year Municipal Bond Index. This is a widely recognized, unmanaged index of general obligation and revenue bonds with maturities of 1-16 years used as a measure of overall tax-exempt bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Year-by-year total return (%)      Shows changes in returns by calendar year(1)
--------------------------------------------------------------------------------
                                              1997           1998

10%
5%                                            7.72           5.60
0%
(5%)
--------------------------------------------------------------------------------
o  J.P. Morgan California Bond Fund: Institutional Shares

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 3.44% (for the quarter ended 9/30/98) and the lowest quarterly return was -0.34% (for the quarter ended 3/31/97).

Average annual total return (%)   Shows performance over time, for period ended
                                  December 31, 1998(2)
--------------------------------------------------------------------------------
                                               Past 1 yr.       Life of fund
J.P. Morgan California Bond Fund:
 Institutional Shares (after expenses)           5.60              6.60
--------------------------------------------------------------------------------
Lehman Brothers 1-16 Year Municipal
 Bond Index (no expenses)                        6.25              7.11
--------------------------------------------------------------------------------

INVESTOR EXPENSES
The expenses of the fund before reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
Management fees                                                   0.30
Marketing (12b-1) fees                                            none
Other expenses(4)                                                 0.54
--------------------------------------------------------------------------------
Total annual fund
operating expenses(4)                                             0.84
--------------------------------------------------------------------------------

Expense example
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses (before reimbursement) unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.
--------------------------------------------------------------------------------
                           1 yr.      3 yrs.      5 yrs.      10 yrs.
Your cost($)                88         268          466        1037
--------------------------------------------------------------------------------

(1) The fund commenced operations on 12/23/96, and returns reflect performance of the fund from 12/31/96.
(2) The fund's fiscal year end is 4/30.
(3) This table is restated to show the current fee arrangements in effect as of 8/1/98, and shows expenses for the past fiscal year using the current fees as if they had been in effect during the past fiscal year, before reimbursement, expressed as a percentage of average net assets.
(4) After reimbursement, other expenses and total operating expenses are 0.20% and 0.50%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.


                               J.P. MORGAN INSTITUTIONAL CALIFORNIA BOND FUND 13

FIXED INCOME MANAGEMENT APPROACH
--------------------------------------------------------------------------------


J.P. MORGAN
Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 300 analysts and portfolio managers around the world and has more than $316 billion in assets under management, including assets managed by the funds' advisor, J.P. Morgan Investment Management Inc.


J.P. MORGAN INSTITUTIONAL FIXED INCOME FUNDS
These funds invest primarily in bonds and other fixed income securities, either directly or through a master portfolio (another fund with the same goal). The funds seek high total return or high current income.

While each fund follows its own strategy, the funds as a group share a single investment philosophy. This philosophy, developed by the funds' advisor, emphasizes the potential for consistently enhancing performance while managing risk.

THE SPECTRUM OF FIXED INCOME FUNDS
The funds described in this prospectus pursue different goals and offer varying degrees of risk and potential reward. The table below shows degrees of the relative risk and return that these funds potentially offer. These and other distinguishing features of each fixed income fund were described on the preceding pages. Differences among these funds include:

o the types of securities they hold
o the tax status of the income they offer
o the relative emphasis on current income versus total return

Potential risk and return

Return (after taxes)

Global Strategic Income Fund

New York Tax Exempt Bond Fund*
California Bond Fund*

Tax Exempt Bond Fund*

Bond Fund

Short Term Bond Fund

Risk

The positions of the funds in this graph reflect long-term performance goals only, and are relative, not absolute.

* Based on tax-equivalent returns for an investor in the highest income tax bracket.

Who May Want to Invest
The funds are designed for investors who:

o want to add an income investment to further diversify a portfolio

o want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

o want an investment that pays monthly dividends

o with regard to the Tax Exempt Bond Fund, are seeking income that is exempt from federal personal income tax

o with regard to the state-specific funds, are seeking income that is exempt from federal, state, and local (if applicable) personal income taxes in New York or California

The funds are not designed for investors who:

o are investing for aggressive long-term growth

o require stability of principal

o with regard to the Global Strategic Income Fund, are not prepared to accept a higher degree of risk than most traditional bond funds

o with regard to the federal or state tax-exempt funds, are investing through a tax-deferred account such as an IRA

14 FIXED INCOME MANAGEMENT APPROACH

FIXED INCOME INVESTMENT PROCESS
J.P. Morgan seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, J.P. Morgan seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the funds to limit exposure to concentrated sources of risk. In managing the funds described in this prospectus, J.P. Morgan employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The funds invest across a range of
different types of securities

Sector allocation The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which a fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Each fund makes its portfolio decisions
as described earlier in this prospectus

Security selection Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to each fund's goal and strategy.

J.P. Morgan uses a disciplined process
to control each fund's sensitivity
to interest rates


Duration management Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish each fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. Each fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the fund's benchmark. The strategists closely monitor the funds and make tactical adjustments as necessary.



                                             FIXED INCOME MANAGEMENT APPROACH 15

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Institutional Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL
If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN
Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA
Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY
Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Choose a fund (or funds) and determine the amount you are investing. The minimum amount for initial investments is $5,000,000 for the Short Term Bond, Bond, Tax Exempt Bond, New York Tax Exempt Bond and California Bond funds and $1,000,000 for the Global Strategic Income Fund and for additional investments $25,000, although these minimums may be less for some investors.

For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.

OPENING YOUR ACCOUNT

  By wire
o Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:


  Morgan Guaranty Trust Company of New York-Delaware
  Routing number: 031-100-238
  Credit: J.P. Morgan Institutional Funds
  Account number: 001-57-689
  FFC: your account number, name of registered owner(s) and fund name


  By check
o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with your completed application to the Shareholder Services Agent.

  By exchange
o Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

  By wire
o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

  By check
o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

  By exchange
o Call the Shareholder Services Agent to effect an exchange.


16 YOUR INVESTMENT

SELLING SHARES

  By phone -- wire payment
o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

  By phone -- check payment
o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

  In writing
o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o Mail the letter to the Shareholder Services Agent.

  By exchange
o Call the Shareholder Services Agent to effect an exchange.


  Redemption In Kind
o Each fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.


ACCOUNT AND TRANSACTION POLICIES

Telephone orders The funds accept telephone orders from all shareholders. To guard against fraud, the funds require shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if a fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in these funds for shares in any other J.P. Morgan Institutional or J.P. Morgan mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

A fund may alter, limit, or suspend its exchange policy at any time.


Business hours and NAV calculations The funds' regular business days and hours are the same as those of the New York Stock Exchange (NYSE). Each fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). Each fund's securities are typically priced using pricing services or market quotes. When these methods are not available or do not represent a security's value at the time of pricing (e.g. when an event occurs after the close of trading that would materially impact a security's value), the security is valued in accordance with the fund's fair valuation procedures.


Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. A fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.
--------------------------------------------------------------------------------
   Shareholder Services Agent
   J.P. Morgan Funds Services
   522 Fifth Avenue
   New York, NY 10036
   1-800-766-7722

   Representatives are available 8:00 a.m. to 5:00 p.m. eastern time on fund business days.

                                                              YOUR INVESTMENT 17

Timing of settlements When you buy shares, you will become the owner of record when a fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The funds send monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months each fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, each fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS
Income dividends are typically declared daily and paid monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of a fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. Each fund distributes capital gains, if any, once a year. However, a fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. Each fund's dividends and distributions consist of most or all of its net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Institutional Fund.

TAX CONSIDERATIONS
In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------
Transaction                                            Tax status
--------------------------------------------------------------------------------
Income dividends from the                  Exempt from federal, state,
New York Tax Exempt Bond                   and New York City personal
Fund                                       income taxes for New York
                                           residents only
--------------------------------------------------------------------------------
Income dividends from the                  Exempt from federal and state
California Bond Fund                       personal income taxes for
                                           California residents only
--------------------------------------------------------------------------------
Income dividends from the                  Exempt from federal personal
Tax Exempt Bond Fund                       income taxes
--------------------------------------------------------------------------------
Income dividends from                      Ordinary income
all other funds
--------------------------------------------------------------------------------
Short-term capital gains                   Ordinary income
distributions
--------------------------------------------------------------------------------
Long-term capital gains                    Capital gains
distributions
--------------------------------------------------------------------------------
Sales or exchanges of                      Capital gains or
shares owned for more                      losses
than one year
--------------------------------------------------------------------------------
Sales or exchanges of                      Gains are treated as ordinary
shares owned for one year                  income; losses are subject
or less                                    to special rules
--------------------------------------------------------------------------------

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a fund is about to declare a long-term capital gains distribution. A portion of the Tax Exempt Bond, New York Tax Exempt Bond and California Bond funds' returns may be subject to federal, state, or local tax, or the alternative minimum tax. Every January, each fund issues tax information on its distributions for the previous year. Any investor for whom a fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.

18 YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------


BUSINESS STRUCTURE
As noted earlier, each fund (except the California Bond Fund) is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust, and is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)


Each master portfolio accepts investments from other feeder funds, and all the feeders of a given master portfolio bear the portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-766-7722. Generally, when a master portfolio seeks a vote, each of its feeder funds will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

Each feeder fund and its master portfolio expect to maintain consistent goals, but if they do not, the feeder fund will withdraw from the master portfolio, receiving its assets either in cash or securities. Each feeder fund's trustees would then consider whether it should hire its own investment adviser, invest in a different master portfolio, or take other action.

The California Bond Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. Information about other series or classes is available by calling 1-800-766-7722. In the future, the trustees could create other series or share classes, which would have different expenses.

MANAGEMENT AND ADMINISTRATION
The feeder funds described in this prospectus, their corresponding master portfolios, and J.P. Morgan Series Trust are all governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees each fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:


--------------------------------------------------------------------------------
Advisory services                               Percentage of the master
                                              portfolio's average net assets
--------------------------------------------------------------------------------
Short Term Bond                                          0.25%
--------------------------------------------------------------------------------
Bond                                                     0.30%
--------------------------------------------------------------------------------
Global Strategic Income                                  0.45%
--------------------------------------------------------------------------------
Tax Exempt Bond                                          0.30%
--------------------------------------------------------------------------------
New York Tax Exempt Bond                                 0.30%
--------------------------------------------------------------------------------
Administrative services                      Master portfolio's and fund's pro-
(fee shared with Funds                       rata portions of 0.09% of the
Distributor, Inc.)                           first $7 billion in J.P. Morgan-
                                             advised portfolios, plus 0.04% of
                                             average net assets over $7 billion
--------------------------------------------------------------------------------
Shareholder services                        0.10% of the fund's average
                                            net assets
--------------------------------------------------------------------------------


The California Bond Fund, subject to the expense reimbursements described earlier in this prospectus, pays J.P. Morgan the following fees for investment advisory and other services:


--------------------------------------------------------------------------------
Advisory services                            0.30% of each fund's average
                                             net assets
--------------------------------------------------------------------------------
Administrative services                      Fund's pro-rata portion of 0.09%
(fee shared with                             of the first $7 billion of average
Funds Distributor, Inc.)                     net assets in J.P. Morgan-advised
                                             portfolios, plus 0.04% of average
                                             assets over $7 billion
--------------------------------------------------------------------------------
Shareholder services                         0.10% of the fund's average
                                             net assets
--------------------------------------------------------------------------------

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in a fund.


Year 2000 Fund operations and shareholders could be adversely affected if the computer systems used by J.P. Morgan, the funds' other service providers and other entities with computer systems linked to the funds do not properly process and calculate January 1, 2000 and after date-related information. J.P. Morgan is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. However, it is not certain that these actions will be sufficient to prevent these date-related problems from adversely impacting fund operations and shareholders. In addition, to the extent that operations of issuers of securities held by the funds are impaired by date-related problems or prices of securities decline as a result of real or perceived date-related problems of issuers held by the fund or generally, the net asset value of the funds will decline.


                                                                 FUND DETAILS 19

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up each fund's overall risk and reward characteristics. It also outlines each fund's policies toward various investments, including those that are designed to help certain funds manage risk.

================================================================================
Potential risks
--------------------------------------------------------------------------------
Market conditions
o Each fund's share price, yield, and total return will fluctuate in response to bond market movements

o The value of most bonds will fall when interest rates rise; the longer a bond's maturity and the lower its credit quality, the more its value typically falls

o Adverse market conditions may from time to time cause a fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a fund from achieving its investment objective

o Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated
--------------------------------------------------------------------------------
Credit quality
o The default of an issuer would leave a fund with unpaid interest or principal

o Junk bonds (those rated BB/Ba or lower) have a higher risk of default, tend to be less liquid, and may be more difficult to value
--------------------------------------------------------------------------------
Foreign investments
o A fund could lose money because of foreign government actions, political instability, or lack of adequate and accurate information

o Currency exchange rate movements could reduce gains or create losses

o Currency and investment risks tend to be higher in emerging markets
--------------------------------------------------------------------------------
When-issued and delayed delivery securities
o When a fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not use segregated accounts
--------------------------------------------------------------------------------

================================================================================
Potential rewards
--------------------------------------------------------------------------------
o Bonds have generally outperformed money market investments over the long term, with less risk than stocks

o Most bonds will rise in value when interest rates fall

o Mortgage-backed and asset-backed securities can offer attractive returns
--------------------------------------------------------------------------------
o Investment-grade bonds have a lower risk of default

o Junk bonds offer higher yields and higher potential gains
--------------------------------------------------------------------------------
o Foreign bonds, which represent a major portion of the world's fixed income securities, offer attractive potential performance and opportunities for diversification

o Favorable exchange rate movements could generate gains or reduce losses

o Emerging markets can offer higher returns
--------------------------------------------------------------------------------
o A fund can take advantage of attractive transaction opportunities
--------------------------------------------------------------------------------

================================================================================
Policies to balance risk and reward
--------------------------------------------------------------------------------
o Under normal circumstances the funds plan to remain fully invested in bonds and other fixed income securities as noted in the table on pages 24-25

o The funds seek to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection, and duration management

o During severe market downturns, the funds have the option of investing up to 100% of assets in investment-grade short-term securities

o J.P. Morgan monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments
--------------------------------------------------------------------------------
o Each fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals

o J.P. Morgan develops its own ratings of unrated securities and makes a credit quality determination for unrated securities
--------------------------------------------------------------------------------
o Foreign bonds are a primary investment only for the Global Strategic Income fund and may be a significant investment for the Short Term Bond and Bond funds; the Tax Exempt Bond, New York Tax Exempt Bond and California Bond funds are not permitted to invest any assets in foreign bonds

o To the extent that a fund invests in foreign bonds, it may manage the currency exposure of its foreign investments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also "Derivatives"); these currency management techniques may not be available for certain emerging markets investments
--------------------------------------------------------------------------------
o Each fund uses segregated accounts to offset leverage risk
--------------------------------------------------------------------------------

20 FUND DETAILS

================================================================================
Potential risks
--------------------------------------------------------------------------------
Management choices
o A fund could underperform its benchmark due to its sector, securities or duration choices
--------------------------------------------------------------------------------
Derivatives
o Derivatives such as futures, options, swaps and forward foreign currency contracts that are used for hedging the portfolio or specific securities may not fully offset the underlying positions(1) and this could result in losses to the fund that would not have otherwise occurred

o Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities

o The counterparty to a derivatives contract could default

o Certain types of derivatives involve costs to the funds which can reduce returns

o Derivatives that involve leverage could magnify losses
--------------------------------------------------------------------------------
Securities Lending
o When a fund lends a security, the loaned securities may not be returned if the borrower defaults

o The collateral will be subject to the risks of the securities in which it is invested
--------------------------------------------------------------------------------
Illiquid holdings
o A fund could have difficulty valuing these holdings precisely

o A fund could be unable to sell these holdings at the time or price desired
--------------------------------------------------------------------------------
Short-term trading
o Increased trading would raise a fund's transaction costs

o Increased short-term capital gains distributions would raise shareholders' income tax liability
--------------------------------------------------------------------------------

================================================================================
Potential rewards
--------------------------------------------------------------------------------
o A fund could outperform its benchmark due to these same choices

--------------------------------------------------------------------------------
o Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

o A fund could make money and protect against losses if management's analysis proves correct

o Derivatives that involve leverage could generate substantial gains at low cost
--------------------------------------------------------------------------------
o A fund may enhance income through the investment of the collateral received from the borrower
--------------------------------------------------------------------------------
o These holdings may offer more attractive yields or potential growth than comparable widely traded securities
--------------------------------------------------------------------------------
o A fund could realize gains in a short period of time

o A fund could protect against losses if a bond is overvalued and its value later falls
--------------------------------------------------------------------------------

================================================================================
Policies to balance risk and reward
--------------------------------------------------------------------------------
o J.P. Morgan focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way
--------------------------------------------------------------------------------
o The funds use derivatives, such as futures, options, swaps and forward foreign currency contracts for hedging and for risk management (i.e., to adjust duration or to establish or adjust exposure to particular securities, markets, or currencies); risk management may include management of a fund's exposure relative to its benchmark; the Tax Exempt Bond, New York Tax Exempt Bond and California Bond funds are permitted to enter into futures and options transactions, however, these transactions result in taxable gains or losses so it is expected that these funds will utilize them infrequently; forward foreign currency contracts are not permitted to be used by the Tax Exempt Bond, New York Tax Exempt Bond and California Bond funds

o The funds only establish hedges that they expect will be highly correlated with underlying positions

o While the funds may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios
--------------------------------------------------------------------------------
o J.P. Morgan maintains a list of approved borrowers

o The fund receives collateral equal to at least 100% of the current value of the securities loaned

o The lending agents indemnify a fund against borrower default

o J.P. Morgan's collateral investment guidelines limit the quality and duration of collateral investment to minimize losses

o Upon recall, the borrower must return the securities loaned within the normal settlement period
--------------------------------------------------------------------------------
o No fund may invest more than 15% of net assets in illiquid holdings

o To maintain adequate liquidity to meet redemptions, each fund may hold investment-grade short-term securities (including repurchase agreements and reverse repurchase agreements) and, for temporary or extraordinary purposes, may borrow from banks up to 33 1/3% of the value of its total assets
--------------------------------------------------------------------------------
o  The expected turnover rate for each fund is as follows:
   o Tax Exempt Bond                                           50%
   o New York Tax Exempt Bond, California Bond                 75%
   o Short Term Bond, Bond, Global Strategic Income           300%

o The funds generally avoid short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity
--------------------------------------------------------------------------------

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a pre-determined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                 FUND DETAILS 21

Investments
This table discusses the customary types of investments which can be held by each fund. In each case the principal types of risk are listed on the following page (see below for definitions).This table reads across two pages.


--------------------------------------------------------------------------------
Asset-backed securities Interests in a stream of payments from specific assets, such as auto or credit card receivables.
--------------------------------------------------------------------------------
Bank obligations Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.
--------------------------------------------------------------------------------
Commercial paper Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.
--------------------------------------------------------------------------------
Convertible securities Domestic and foreign debt securities that can be converted into equity securities at a future time and price.
--------------------------------------------------------------------------------
Corporate bonds Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.
--------------------------------------------------------------------------------
Mortgages (directly held) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.
--------------------------------------------------------------------------------
Mortgage-backed securities Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.
--------------------------------------------------------------------------------
Mortgage dollar rolls The purchase of mortgage-backed securities with the promise to purchase similar securities upon the maturity of the original security. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
Participation interests Interests that represent a share of bank debt or similar securities or obligations.
--------------------------------------------------------------------------------
Private placements Bonds or other investments that are sold directly to an institutional investor.
--------------------------------------------------------------------------------
REITs and other real-estate related instruments Securities of issuers that invest in real estate or are secured by real estate.
--------------------------------------------------------------------------------
Repurchase agreements Contracts whereby the fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.
--------------------------------------------------------------------------------
Reverse repurchase agreements Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.
--------------------------------------------------------------------------------
Sovereign debt, Brady bonds, and debt of supranational organizations Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.
--------------------------------------------------------------------------------
Swaps Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
Synthetic variable rate instruments Debt instruments whereby the issuer agrees to exchange one security for another in order to change the maturity or quality of a security in the fund.
--------------------------------------------------------------------------------
Tax exempt municipal securities Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.
--------------------------------------------------------------------------------
U.S. government securities Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.
--------------------------------------------------------------------------------
Zero coupon, pay-in-kind, and deferred payment securities Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.
--------------------------------------------------------------------------------

Risk related to certain investments held by J.P. Morgan Institutional fixed income funds:

Credit risk The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Interest rate risk The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Leverage risk The risk of gains or losses disproportionately higher than the amount invested.


22 FUND DETAILS

o  Permitted (and if applicable, percentage limitation)
   percentage of total assets                              - bold
   percentage of net assets                              - italic
o  Permitted, but not typically used
+  Permitted, but no current intention of use
-- Not permitted

                            Principal Types of Risk

                                                  Short Term            Global Strategic  Tax Exempt   New York Tax  California
                                                    Bond        Bond         Income          Bond      Exempt Bond      Bond
credit, interest rate, market, prepayment            o           o             o              o             o            o

credit, currency, liquidity, political               o(1)        o(1)          o              o Domestic    o Domestic   o Domestic
                                                                                                Only          Only         Only
credit, currency, interest rate, liquidity, market,
 political                                           o           o             o              o             o            o

credit, currency, interest rate, liquidity, market,
 political, valuation                                o 25%       o 25%         o              --            --           --
                                                       Foreign     Foreign
credit, currency, interest rate, liquidity, market,
 political, valuation                                o 25%       o 25%         o              --            --           --
                                                       Foreign     Foreign
credit, environmental, extension, interest rate,
 liquidity, market, natural event, political,
 prepayment, valuation                               o           o             o              +             +            +

credit, currency, extension, interest rate,
  leverage, market, political, prepayment            o           o             o              --            --           --

currency, extension, interest rate, leverage,
 liquidity, market, political, prepayment            o 33 1/3%   o 33 1/3%     o 33 1/3%      --            --           --

credit, currency, extension, interest rate,
 liquidity, political, prepayment                    o           o             o             --            --            --

credit, interest rate, liquidity, market,
 valuation                                           o           o             o              o             o            o

credit, interest rate, liquidity, market, natural
 event prepayment, valuation                         o           o             o              --            --          --

credit                                               o           o             o              o             o            o


credit                                               o(3)        o(3)          o(3)           o(3)          o(3)         o(3)


credit, currency, interest rate, market, political   o           o             o              --           --           --

credit, currency, interest rate, leverage, market,
 political                                           o           o             o              o            --           --

credit, interest rate, leverage, liquidity, market   --          --            --             o             o            o

credit, interest rate, market, natural event,
 political                                           o           o             --             o(2)          o(2)         o(2)

interest rate                                        o           o             o              o             o            o

credit, currency, interest rate, liquidity, market,
 political, valuation                                o           o             o              o             o            o

Liquidity risk The risk the holder may not be able to sell the security at the time or price it desires.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk governmental policies or other political actions will negatively impact the value of the investment.

Prepayment risk The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Valuation risk The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) For each of the Short Term Bond and Bond funds, all foreign securities in the aggregate may not exceed 25% of such fund's assets.

(2) At least 65% of assets must be in tax exempt securities (for New York Tax Exempt Bond and California Bond funds, the 65% must be in New York or California municipal securities, respectively).


(3) All forms of borrowing (including securities lending and reverse repurchase agreements) in the aggregate may not exceed 33 1/3% of the fund's total assets.


                                                                 FUND DETAILS 23

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). Except where noted, this information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each fund's financial statements, are included in the respective fund's annual report, which are available upon request.

J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND


Per-share data                For fiscal periods ended October 31
-----------------------------------------------------------------------------------------------------------------------
                                                                1994        1995         1996        1997         1998


Net asset value, beginning of period ($)                        9.99        9.60         9.83        9.85         9.84
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                    0.47        0.58         0.55        0.61         0.59
   Net realized and unrealized gain (loss)
   on investment and foreign currency contracts
   and transactions($)                                         (0.39)       0.24         0.02       (0.01)        0.12
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                            0.08        0.82         0.57        0.60         0.71
-----------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income ($)                                   (0.47)      (0.59)       (0.55)      (0.61)       (0.59)
Net asset value, end of period ($)                              9.60        9.83         9.85        9.84         9.96
-----------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Total return (%)                                                0.87        8.81         6.01        6.27         7.40
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                       47,679      18,916       17,810      27,375      232,986
-----------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
-----------------------------------------------------------------------------------------------------------------------
Expenses (%)                                                    0.45        0.45         0.37        0.25         0.25
-----------------------------------------------------------------------------------------------------------------------
Net investment income (%)                                       4.96        6.09         5.69        6.19         5.84
-----------------------------------------------------------------------------------------------------------------------
Expenses without
reimbursement (%)                                               0.78        0.67         1.37        0.96         0.62
-----------------------------------------------------------------------------------------------------------------------


24 FUND DETAILS


-----------------------------------------------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL BOND FUND

Per-share data                For fiscal periods ended October 31
-----------------------------------------------------------------------------------------------------------------------
                                                                1994        1995         1996        1997         1998

Net asset value, beginning of period ($)                       10.14        9.23         9.98        9.84        10.01
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                    0.55        0.63         0.61        0.65         0.64
   Net realized and unrealized gain (loss)
   on investment and foreign currency contracts
   and transactions ($)                                        (0.88)       0.75        (0.11)       0.18         0.15
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                           (0.33)       1.38         0.50        0.83         0.79
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income ($)                                    (0.55)      (0.63)       (0.61)      (0.64)       (0.63)
  Net realized gain ($)                                        (0.03)        --         (0.03)      (0.02)       (0.07)
-----------------------------------------------------------------------------------------------------------------------
Total distributions ($)                                        (0.58)      (0.63)       (0.64)      (0.66)       (0.70)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                              9.23        9.98         9.84       10.01        10.10
-----------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Total return (%)                                               (3.33)      15.50         5.21        8.78         8.18
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                      253,174     438,610      836,066     912,054    1,001,411
-----------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
Expenses (%)                                                    0.50        0.47         0.50        0.50         0.49
-----------------------------------------------------------------------------------------------------------------------
Net investment income (%)                                       6.00        6.62         6.28        6.59         6.32
-----------------------------------------------------------------------------------------------------------------------
Expenses without
reimbursement (%)                                               0.69        0.52         0.53        0.50         0.50
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND

Per-share data                For fiscal periods ended October 31
--------------------------------------------------------------------------------
                                                             1997(1)      1998

Net asset value, beginning of period ($)                     10.00       10.16
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                  0.46        0.75
   Net realized and unrealized gain (loss)
   on investment and foreign currency transactions ($)        0.15       (0.45)
--------------------------------------------------------------------------------
Total from investment operations ($)                          0.61        0.30
--------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                                 (0.45)      (0.70)
   Net realized gain ($)                                       --        (0.02)
   Return of capital                                           --        (0.02)
--------------------------------------------------------------------------------
Total distributions ($)                                      (0.45)      (0.74)
--------------------------------------------------------------------------------
Net asset value, end of period ($)                           10.16        9.72
--------------------------------------------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------
Total return (%)                                              6.15(2)       2.91
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                    105,051     223,700
--------------------------------------------------------------------------------
Ratio to average net assets:
Expenses (%)                                                  0.65(3)     0.65
--------------------------------------------------------------------------------
Net investment income (%)                                     7.12(3)     6.59
--------------------------------------------------------------------------------
Expenses without
reimbursement (%)                                             1.18(3)     0.83
--------------------------------------------------------------------------------

(1)  The fund commenced operations on 3/17/97.
(2)  Not annualized.
(3)  Annualized.

                                                                 FUND DETAILS 25

--------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL CALIFORNIA BOND FUND

Per-share data                          For fiscal periods ended
--------------------------------------------------------------------------------
                                              4/30/97(1)   4/30/98    10/31/98
                                                                     (unaudited)
Net asset value, beginning of period ($)       10.00        9.90        10.20
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                    0.16        0.42         0.21
   Net realized and unrealized gain (loss)
   on investment ($)                           (0.10)       0.30         0.33
--------------------------------------------------------------------------------
Total from investment operations ($)            0.06        0.72         0.54
--------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                   (0.16)      (0.42)       (0.21)
--------------------------------------------------------------------------------
Net asset value, end of period ($)              9.90       10.20        10.53
--------------------------------------------------------------------------------
Total return (%)                                0.56(2)     7.35         5.30(2)
--------------------------------------------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)       14,793      46,280       53,971
--------------------------------------------------------------------------------
Ratio to average net assets:
Expenses (%)                                    0.45(3)     0.45         0.48(3)
--------------------------------------------------------------------------------
Net investment income (%)                       4.43(3)     4.11         3.96(3)
--------------------------------------------------------------------------------
Expenses without
reimbursement (%)                               3.46(3)     0.79         0.73(3)
--------------------------------------------------------------------------------
Portfolio turnover (%)                            40          44           27
--------------------------------------------------------------------------------

(1)  The fund commenced operations on 12/23/96.
(2)  Not annualized.
(3)  Annualized.

26 FUND DETAILS

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
--------------------------------------------------------------------------------





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
--------------------------------------------------------------------------------





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

FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on these funds, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for a fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of a fund's policies, investment restrictions, and business structure. This prospectus incorporates each fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:

J.P. Morgan Institutional Funds
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036
Telephone: 1-800-766-7722
Hearing impaired: 1-888-468-4015
Email: JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The funds' investment company and 1933 Act registration numbers are:


J.P. Morgan Institutional Short Term Bond Fund.....................811-07342 and
                                                                       033-54642
J.P. Morgan Institutional Bond Fund ...............................811-07342 and
                                                                       033-54642
J.P. Morgan Institutional Global Strategic Income Fund ............811-07342 and
                                                                       033-54642
J.P. Morgan Institutional Tax Exempt Bond Fund.....................811-07342 and
                                                                       033-54642
J.P. Morgan Institutional New York Tax Exempt Bond Fund ...........811-07342 and
                                                                       033-54642
J.P. Morgan Institutional California Bond Fund.....................811-07795 and
                                                                       333-11125


J.P. MORGAN INSTITUTIONAL
FUNDS AND THE MORGAN
TRADITION

The J.P. Morgan Institutional Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Institutional Funds offer a broad array of distinctive opportunities for mutual fund investors.


JPMorgan
--------------------------------------------------------------------------------
J.P. MORGAN FUNDS

Advisor                                                Distributor
J.P. Morgan Investment Management Inc.                 Funds Distributor, Inc.
522 Fifth Avenue                                       60 State Street
New York, NY 10036                                     Boston, MA 02109
1-800-521-5411                                         1-800-221-7930

MARCH 1, 1999


PROSPECTUS

J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUNDS

International Equity Fund
European Equity Fund
International Opportunities Fund
Emerging Markets Equity Fund

----------------------------------------
Seeking high total return primarily from stocks outside the United States

This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

Distributed by Funds Distributor, Inc.

JPMorgan

Contents
--------------------------------------------------------------------------------
2
Each fund's goal, investment approach,
risks, expenses and performance

J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUNDS

J.P. Morgan Institutional International Equity Fund .......................    2
J.P. Morgan Institutional European Equity Fund ............................    4
J.P. Morgan Institutional International Opportunities Fund ................    6
J.P. Morgan Institutional Emerging Markets Equity Fund ....................    8

10
Principles and techniques common
to the funds in this prospectus

INTERNATIONAL EQUITY MANAGEMENT APPROACH

J.P. Morgan ...............................................................   10
J.P. Morgan international equity funds ....................................   10
The spectrum of international equity funds ................................   10
Who may want to invest ....................................................   10
International equity investment process ...................................   11

12
Investing in the J.P. Morgan
Institutional International Equity Funds

YOUR INVESTMENT

Investing through a financial professional ................................   12
Investing through an employer-sponsored retirement plan ...................   12
Investing through an IRA or rollover IRA ..................................   12
Investing directly ........................................................   12
Opening your account ......................................................   12
Adding to your account ....................................................   12
Selling shares ............................................................   13
Account and transaction policies ..........................................   13
Dividends and distributions ...............................................   14
Tax considerations ........................................................   14

15
More about risk and the funds'
business operations

FUND DETAILS

Master/Feeder structure ...................................................   15
Management and administration .............................................   15
Risk and reward elements ..................................................   16
Financial Highlights ......................................................   18

FOR MORE INFORMATION ...............................................  back cover

J.P. MORGAN INSTITUTIONAL
INTERNATIONAL EQUITY FUND                              TICKER SYMBOL: JNUSX
--------------------------------------------------------------------------------
REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
(J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND)

RISK/RETURN SUMMARY
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 16-17.

GOAL
The fund's goal is to provide high total return from a portfolio of foreign company equity securities. This goal can be changed without shareholder approval.

INVESTMENT APPROACH
The fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE), which is the fund's benchmark. The fund typically does not invest in U.S. companies.

The fund's industry weightings generally approximate those of the EAFE Index, although it does not seek to mirror the index in its choice of individual securities, and may overweight or underweight countries relative to the EAFE Index. In choosing stocks, the fund emphasizes those that are ranked as undervalued according to J.P. Morgan's proprietary research, while underweighting or avoiding those that appear overvalued. The fund makes its currency management decisions as described on pages 11 and 16.

The value of your investment in the fund will fluctuate in response to movements in international stock markets and currency exchange rates. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking and currency management decisions.

In general, international investing involves higher risks than investing in U.S. markets but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce market performance. To the extent that the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The fund may also hedge from one foreign currency to another. Foreign stocks are generally riskier than their domestic counterparts. You should be prepared to ride out periods of underperformance.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages over $316 billion, including approximately $8.1 billion using similar strategies as the fund.

The portfolio management team is led by Paul A. Quinsee, managing director, who joined the team in April 1993 and has been at J.P. Morgan since 1992, and by Nigel F. Emmett, vice president, who has been on the team since joining J.P. Morgan in August 1997. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management.
--------------------------------------------------------------------------------
Before you invest
Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goals.
o The fund does not represent a complete investment program.

2 J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND

PERFORMANCE (unaudited)
The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional International Equity Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the last 8 calendar years.

The table indicates the risks by showing how the fund's average annual returns for the past one and five years and life of the fund compare to those of the EAFE Index. This is an unmanaged index used to track the average performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Year-by-year total return (%)     Shows changes in returns by calendar year(1,2)
--------------------------------------------------------------------------------
         1991    1992     1993    1994    1995     1996    1997         1998
40%                      24.37
20%     10.58                                                          13.62
0%                                6.00    7.96     8.48    1.46
(20%)           (10.77)
--------------------------------------------------------------------------------
o J.P. Morgan Institutional International Equity Fund

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 20.21% (for the quarter ended 12/31/98); and the lowest quarterly return was -17.97% (for the quarter ended (9/30/98).

Average annual total return (%)  Shows performance over time, for periods ended
                                 December 31, 1998(1)
--------------------------------------------------------------------------------
                                           Past 1 yr. Past 5 yrs. Life of fund
J.P. Morgan Institutional International
 Equity Fund (after expenses)                13.62        7.43          5.59
--------------------------------------------------------------------------------
EAFE Index (no expenses)                     20.00        9.19          6.73
--------------------------------------------------------------------------------

INVESTOR EXPENSES
The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)

Management fees                                              0.60
Marketing (12b-1) fees                                       none
Other expenses                                               0.37
--------------------------------------------------------------------------------
Total annual fund
operating expenses                                           0.97
--------------------------------------------------------------------------------

Expense example

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.
--------------------------------------------------------------------------------
                           1 yr.       3 yrs.      5 yrs.      10 yrs.
Your cost($)                99          309         536         1,190
--------------------------------------------------------------------------------

(1) The fund commenced operations on 10/4/93. Returns reflect performance of the J.P. Morgan International Equity Fund (a separate feeder fund investing in the same master portfolio) from 6/1/90 through 10/31/93.

(2) The fund's fiscal year end is 10/31.

(3) The fund has a master/feeder structure as described on page 15. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year expressed as a percentage of the fund's average net assets.


                           J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND 3

J.P. MORGAN INSTITUTIONAL
EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------
REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
(J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND)

RISK/RETURN SUMMARY
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 16-17.

GOAL
The fund's goal is to provide high total return from a portfolio of European company equity securities. This goal can be changed without shareholder approval.

INVESTMENT APPROACH
The fund invests primarily in equity securities from the 14 countries included in the Morgan Stanley Capital International (MSCI) Europe Index, which is the fund's benchmark. The fund typically does not invest in U.S. companies.

The fund focuses on stock picking, emphasizing those stocks that are ranked as undervalued according to J.P. Morgan's proprietary research, while underweighting or avoiding those that appear overvalued. The fund generally keeps its industry weightings similar to those of the MSCI Europe Index, although it does not seek to mirror the index in its choice of individual securities. The fund makes its country allocation and currency management decisions as described on pages 11 and 16.

The value of your investment in the fund will fluctuate in response to movements in European stock markets and currency exchange rates. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking and currency management decisions.

In general, international investing involves higher risks than investing in U.S. markets but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce market performance. To the extent that the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The fund may also hedge from one foreign currency to another. Foreign stocks are generally riskier than their domestic counterparts. You should be prepared to ride out periods of underperformance.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages over $316 billion, including more than $4.5 billion using similar strategies as the fund.

The portfolio management team is led by Paul A. Quinsee, managing director, who has been at J.P. Morgan since 1992, and by Nigel F. Emmett, vice president, who has been on the team since February 1998. Mr. Emmett has been at J.P. Morgan since August 1997. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management.
--------------------------------------------------------------------------------
Before you invest
Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goals.
o The fund does not represent a complete investment program.

4 J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND

PERFORMANCE (unaudited)
The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional European Equity Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the last 2 calendar years.

The table indicates the risks by showing how the fund's average annual returns for the past one year and life of the fund compare to those of the MSCI Europe Index. This is an unmanaged index comprised of more than 600 companies in 14 European countries.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Year-by-year total return (%)     Shows changes in returns by calendar year(1)
--------------------------------------------------------------------------------
                                                     1997            1998
40%
20%                                                  22.27          21.48
0%
(20%)
--------------------------------------------------------------------------------
o J.P. Morgan Institutional European Equity Fund

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 19.67% (for the quarter ended 12/31/98); and the lowest quarterly return was -18.48% (for the quarter ended 9/30/98).

Average annual total return (%)  Shows performance over time, for periods ended
                                 December 31, 1998(2)
--------------------------------------------------------------------------------
                                                   Past 1 yr.    Life of fund
J.P. Morgan Institutional European
 Equity Fund (after expenses)                        21.48           21.75
--------------------------------------------------------------------------------
MSCI Europe Index (no expenses)                      28.53           24.96
--------------------------------------------------------------------------------

INVESTOR EXPENSES
The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)

Management fees                                                 0.65
Marketing (12b-1) fees                                          none
Other expenses(4)                                               1.12
--------------------------------------------------------------------------------
Total annual fund
operating expenses(4)                                            1.77
--------------------------------------------------------------------------------

Expense example

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.
--------------------------------------------------------------------------------
                           1 yr.     3 yrs.      5 yrs.      10 yrs.
Your cost($)               180        557         959         2,084
--------------------------------------------------------------------------------

(1) The fund's fiscal year end is 11/30. Prior to 1998, the fund's fiscal year end was 12/31.

(2) The fund commenced operations on 2/29/96.

(3) The fund has a master/feeder structure as described on page 15. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, before reimbursement, expressed as a percentage of the fund's average net assets.

(4) After reimbursement, other expenses and total operating expenses are 0.35% and 1.00%, respectively. This reimbursement can be changed or terminated at any time at the option of J.P. Morgan.

                                J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND 5

J.P. MORGAN INSTITUTIONAL
INTERNATIONAL OPPORTUNITIES FUND                       TICKER SYMBOL: JPIOX
--------------------------------------------------------------------------------
REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
(J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND)

RISK/RETURN SUMMARY
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 16-17.

GOAL
The fund's goal is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets. This goal can be changed without shareholder approval.

INVESTMENT APPROACH
The fund's assets are invested primarily in companies from developed markets other than the U.S. The fund's assets may also be invested to a limited extent in companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world. The fund focuses on stock picking, emphasizing those stocks that are ranked as undervalued according to J.P. Morgan's proprietary research, while underweighting or avoiding those that appear overvalued. While the fund generally follows the process described on page 11, its country allocations and sector weightings may differ significantly from those of the MSCI All Country World Index Free (ex-U.S.), the fund's benchmark. The fund makes its currency management decisions as described on pages 11 and 16.

The value of your investment in the fund will fluctuate in response to movements in international stock markets and currency exchange rates. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking and currency management decisions.

In general, international investing involves higher risks than investing in U.S. markets but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce market performance. These risks are higher in emerging markets.

To the extent that the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The fund may also hedge from one foreign currency to another. However, the fund does not typically use this strategy for its emerging markets currency exposure. Foreign stocks are generally riskier than their domestic counterparts. You should be prepared to ride out periods of underperformance.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages over $316 billion, including approximately $2.4 billion using similar strategies as the fund.

The portfolio management team is led by Paul A. Quinsee, managing director, who has been on the team since the fund's inception and at J.P. Morgan since 1992, Andrew C. Cormie, vice president, who has been an international equity portfolio manager since 1997 and employed by J.P. Morgan since 1984, and by Nigel F. Emmett, vice president, who has been on the team since joining J.P. Morgan in August 1997. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management.
--------------------------------------------------------------------------------
Before you invest
Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goals.
o The fund does not represent a complete investment program.

6 J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND

PERFORMANCE (unaudited)
The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional International Opportunities Fund.

The bar chart indicates the risks by showing the performance of the fund's shares during its first complete calendar year of operations.

The table indicates the risks by showing how the fund's average annual return for the period ended December 31, 1998 compare to those of the MSCI All Country World Index Free (ex.-U.S.). This is an unmanaged index that measures developed and emerging foreign stock market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Total return (%)                 Shows changes in returns by calendar year(1)
--------------------------------------------------------------------------------
                                                                    1998
40%
20%
0%                                                                  3.83
(20%)
--------------------------------------------------------------------------------
o J.P. Morgan Institutional International Opportunities Fund

For the period covered by this total return chart, the fund's highest quarterly return was 22.09% (for the quarter ended 12/31/98); and the lowest quarterly return was -21.34% (for the quarter ended 9/30/98).

Average annual total return (%)   Shows performance over time, for period ended
                                  December 31, 1998(2)
--------------------------------------------------------------------------------
                                                    Past 1 yr.    Life of fund
J.P. Morgan Institutional International
 Opportunities Fund (after expenses)                   3.83          3.25
--------------------------------------------------------------------------------
MSCI All Country World Index Free (ex-U.S.)           14.11          8.41
--------------------------------------------------------------------------------

INVESTOR EXPENSES
The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)

Management fees                                                 0.60
Marketing (12b-1) fees                                          none
Other expenses(4)                                               0.42
--------------------------------------------------------------------------------
Total annual fund
operating expenses(4)                                           1.02
--------------------------------------------------------------------------------

Expense example

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.
--------------------------------------------------------------------------------
                          1 yr.        3 yrs.      5 yrs.      10 yrs.
Your cost($)               104          325         563         1,248
--------------------------------------------------------------------------------

(1) The fund's fiscal year end is 11/30.

(2) The fund commenced operations on 2/26/97 and performance is calculated as of 2/28/97.

(3) The fund has a master/feeder structure as described on page 15. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, before reimbursement, expressed as a percentage of the fund's average net assets.

(4) After reimbursement other expenses and total operating expenses are 0.40% and 1.00%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.

                    J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND 7

J.P. MORGAN INSTITUTIONAL EMERGING
MARKETS EQUITY FUND                                      TICKER SYMBOL: JMIEX
--------------------------------------------------------------------------------
REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
(J.P. MORGAN INSTITUTIONAL EMERGING MARKETS EQUITY FUND)

RISK/RETURN SUMMARY
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 16-17.

GOAL
The fund's goal is to provide high total return from a portfolio of equity securities from emerging markets issuers. This goal can be changed without shareholder approval.

INVESTMENT APPROACH
The fund invests primarily in equity securities from countries whose economies or stock markets are less developed. The fund may also invest to a lesser extent in debt securities of these countries. This designation currently includes most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the U.S., and most of the countries of western Europe.

The fund makes its country allocation decisions as described on page 11 and may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. The fund emphasizes stocks that are ranked as undervalued, while underweighting or avoiding stocks that appear overvalued. The fund typically maintains full currency exposure to those markets in which it invests. However, the fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

The value of your investment in the fund will fluctuate in response to movements in international stock and bond markets, interest rates and currency exchange rates. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's country allocation and security selection decisions.

In general, international investing involves higher risks than investing in U.S. markets but offers attractive opportunities for diversification. Because emerging markets carry higher risks than developed markets, the fund's performance is likely to be more volatile than that of many other international equity funds. To the extent that the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. Foreign securities are generally riskier than their domestic counterparts. You should be prepared to ride out periods of underperformance.

By emphasizing undervalued stocks, the fund has the potential to produce returns that exceed those of the fund's benchmark. At the same time, the fund seeks to limit its volatility to that of the benchmark.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages over $316 billion, including more than $3.6 billion using similar strategies as the fund.

The management team is led by Douglas Dooley, managing director, who has been at J.P. Morgan since 1979, Satyen Mehta, vice president, who has been at J.P. Morgan since 1984, both of whom have been on the team since the fund's inception and by Leigh Wasson, vice president, who has been at J.P. Morgan since 1987. Ms. Wasson joined the team in March 1997.
--------------------------------------------------------------------------------
Before you invest
Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goals.
o The fund does not represent a complete investment program.

8 J.P. MORGAN INSTITUTIONAL EMERGING MARKETS EQUITY FUND

PERFORMANCE (unaudited)
The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Emerging Markets Equity Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the last 5 calendar years.

The table indicates the risks by showing how the fund's average annual returns for the past one and five years and life of the fund compare to those of the MSCI Emerging Markets Free Index. This is a widely recognized, unmanaged index of emerging markets stocks used as a measure of overall emerging market equity performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Year-by-year total return (%)     Shows changes in returns by calendar year(1)
--------------------------------------------------------------------------------
                   1994        1995        1996         1997        1998
10%
0%                (7.19)      (9.68)      (8.84)       (7.71)
(10%)
(20%)
(30%)                                                            (30.33)
(35%)
--------------------------------------------------------------------------------
o J.P. Morgan Institutional Emerging Markets Equity Fund

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 17.07% (for the quarter ended 9/30/94); and the lowest quarterly return was -23.56% (for the quarter ended 6/30/98).

Average annual total return (%)  Shows performance over time, for periods ended
                                 December 31, 1998(2)
--------------------------------------------------------------------------------
                                            Past 1 yr.  Past 5 yrs. Life of fund
J.P. Morgan Institutional Emerging
 Markets Equity Fund (after expenses)        -30.33       -10.12       -7.46
--------------------------------------------------------------------------------
MSCI Emerging Markets Equity Free            -25.34        -9.27       -6.35
--------------------------------------------------------------------------------

INVESTOR EXPENSES
The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)

Management fees                                                 1.00
Marketing (12b-1) fees                                          none
Other expenses(4)                                               0.54
--------------------------------------------------------------------------------
Total annual fund
operating expenses(4)                                           1.54
--------------------------------------------------------------------------------

Expense example

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.
--------------------------------------------------------------------------------
                           1 yr.       3 yrs.      5 yrs.      10 yrs.
Your cost($)                157         486          839        1835
--------------------------------------------------------------------------------

(1) The fund's fiscal year end is 10/31.

(2) The fund commenced operations on 11/15/93 and performance is calculated as of 11/30/93.

(3) The fund has a master/feeder structure as described on page 15. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, before reimbursement, expressed as a percentage of the fund's average net assets.

(4) After reimbursement, other expenses and total operating expenses are 0.45% and 1.45%, respectively. This reimbursement can be changed or terminated at any time at the option of J.P. Morgan.

                        J.P. MORGAN INSTITUTIONAL EMERGING MARKETS EQUITY FUND 9

INTERNATIONAL EQUITY MANAGEMENT APPROACH
--------------------------------------------------------------------------------


J.P. MORGAN
Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 300 analysts and portfolio managers around the world and has more than $316 billion in assets under management, including assets managed by the funds' advisor, J.P. Morgan Investment Management Inc.


J.P. MORGAN INTERNATIONAL EQUITY FUNDS
These funds invest primarily in stocks and other equity securities of companies outside the U.S. through a master portfolio (another fund with the same goal). As a shareholder, you should anticipate risks and rewards beyond those of a typical U.S. stock fund.

THE SPECTRUM OF INTERNATIONAL EQUITY FUNDS
The funds described in this prospectus pursue a range of goals and offer varying degrees of risk and potential reward. Differences between these funds include:

o the parts of the world in which they invest
o how closely they follow the weightings of their benchmarks
o how many securities they typically maintain in their portfolios
o the relative weighting of stocks in developed vs emerging markets

The table below shows degrees of the relative risk and return that these funds potentially offer. These and other distinguishing features of each international equity fund were described on the preceding pages.
--------------------------------------------------------------------------------
Who May Want to Invest
The funds are designed for investors who:

o are pursuing a long-term goal
o want to add a non-U.S. investment with growth potential to further diversify a portfolio
o want funds that seek to consistently outperform the markets in which they invest

The funds are not designed for investors who:

o are uncomfortable with the risks of international investing
o are looking for a less aggressive stock investment
o require regular income or stability of principal
o are pursuing a short-term goal or investing emergency reserves

Potential risk and return

The positions of the funds in this graph reflect long-term performance goals only and are relative, not absolute.

Emerging Markets Equity Fund

European Equity Fund

Return

International
Opportunities Fund

International Equity Fund

FUND DETAILS

Risk

10 INTERNATIONAL EQUITY MANAGEMENT APPROACH

INTERNATIONAL EQUITY INVESTMENT PROCESS
While each fund follows its own strategy, the funds as a group share a single investment philosophy. This philosophy, developed by the funds' advisor, focuses on allocating assets by country, selecting stocks and managing currency exposure. The funds largely avoid using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, J.P. Morgan seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, J.P. Morgan develops proprietary research on countries, companies, and currencies. In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone. The team of analysts dedicated to international equities includes more than 90 members around the world, with an average of nearly ten years of experience.

In managing the funds described in this prospectus, J.P. Morgan employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities, and currency management decisions:

J.P. Morgan uses top-down analysis
in determining which countries
to emphasize

Country allocation J.P. Morgan takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for each fund. Country allocation may vary either significantly or moderately from the benchmark, depending on the fund. J.P. Morgan considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the fund's exposure to any one country.

Stocks in each industry are ranked
with the help of models, then selected
for investment

Stock selection Various models are used to quantify J.P. Morgan's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. Each fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

o catalysts that could trigger a change in a stock's price
o potential reward compared to potential risk
o temporary mispricings caused by market overreactions

In some funds, J.P. Morgan may adjust
currency exposure to seek to manage
risks and enhance returns

Currency management The funds have access to J.P. Morgan's currency specialists in determining the extent and nature of each fund's exposure to various foreign currencies. (The Emerging Markets Equity fund typically maintains full currency exposure to those markets in which it invests.)

                   INTERNATIONAL EQUITY MANAGEMENT APPROACH 11

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Institutional Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL
If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA
Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY
Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Choose a fund (or funds) and determine the amount you are investing. The minimum amount for initial investments in the Emerging Markets Equity fund is $500,000 and in the International Equity, International Opportunities and European Equity funds is $1,000,000. The minimum for additional investments is $25,000, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.

OPENING YOUR ACCOUNT

  By wire
o Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:


  Morgan Guaranty Trust Company of New York-Delaware
  Routing number: 031-100-238
  Credit: J.P. Morgan Institutional Funds
  Account number: 001-57-689
  FFC: your account number, name of registered owner(s) and fund name


  By check
o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with your completed application to the Shareholder Services Agent.

  By exchange
o Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR  ACCOUNT

  By wire
o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

  By check
o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

  By exchange
o Call the Shareholder Services Agent to effect an exchange.

12 YOUR INVESTMENT

SELLING SHARES

  By phone--wire payment
o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

  By phone--check payment
o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

  In writing
o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o Mail the letter to the Shareholder Services Agent.

  By exchange
o Call the Shareholder Services Agent to effect an exchange.


  Redemption in kind
o Each fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The funds accept telephone orders from all shareholders. To guard against fraud, the funds require shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if a fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in these funds for shares in any other J.P. Morgan or J.P. Morgan Institutional mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that, for tax purposes, an exchange is considered a sale.

A fund may alter, limit, or suspend its exchange policy at any time.


Business hours and NAV calculations The funds' regular business days and hours are the same as those of the New York Stock Exchange (NYSE). Each fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time).The funds' securities are typically priced using market quotes or pricing services. When these methods are not available or do not represent a security's value at the time of pricing (e.g., when an event occurs after the close of trading that would materially impact a security's value), the security is valued in accordance with the fund's fair valuation procedures.


Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. A fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.

Timing of settlements When you buy shares, you will become the owner of record when a fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day
--------------------------------------------------------------------------------
Shareholder Services Agent
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036
1-800-776-7722

Representatives are available 8:00 a.m. to 5:00 p.m. eastern time on fund business days.

                                                              YOUR INVESTMENT 13
following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The funds send monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months, each fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

Each fund typically pays income dividends and makes capital gains distributions, if any, once a year. A fund may declare an additional income dividend in a given year, depending on its tax situation. However, a fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the fund's net investment income and realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Institutional Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------
Transaction                                  Tax status
--------------------------------------------------------------------------------
Income dividends                             Ordinary income
--------------------------------------------------------------------------------
Short-term capital gains                     Ordinary income
distributions
--------------------------------------------------------------------------------
Long-term capital gains                      Capital gains
distributions
--------------------------------------------------------------------------------
Sales or exchanges of shares                 Capital gains or losses
owned for more than one year
--------------------------------------------------------------------------------
Sales or exchanges of shares                 Gains are treated as ordinary
owned for one year or less                   income; losses are subject
                                             to special rules
--------------------------------------------------------------------------------

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a fund is about to declare a long-term capital gains distribution.

Every January, each fund issues tax information on its distributions for the previous year.

Any investor for whom a fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.

14 YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------


MASTER/FEEDER STRUCTURE
As noted earlier, each fund is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust, and is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)


Each master portfolio accepts investments from other feeder funds, and all the feeders of a given master portfolio bear the portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-766-7722. Generally, when a master portfolio seeks a vote, its feeder fund will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

Each feeder fund and its master portfolio expect to maintain consistent goals, but if they do not, the fund will withdraw from the master portfolio, receiving its assets either in cash or securities. Each fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

MANAGEMENT AND ADMINISTRATION
The feeder funds described in this prospectus, their corresponding master portfolios and J.P. Morgan Series Trust are all governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees each fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:


--------------------------------------------------------------------------------
Advisory services                        Percentage of the master
                                         portfolio's average net assets
International Equity                     0.60%
European Equity                          0.65%
International Opportunities              0.60%
Emerging Markets Equity                  1.00%
--------------------------------------------------------------------------------
Administrative services                  Master portfolio's and fund's pro-
(fee shared with Funds                   rata portions of 0.09% of the
Distributor, Inc.)                       first $7 billion of average net
                                         assets in J.P. Morgan-advised
                                         portfolios, plus 0.04% of average
                                         net assets over $7 billion
--------------------------------------------------------------------------------
Shareholder services                     0.10% of the fund's average
                                         net assets
--------------------------------------------------------------------------------


J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in a fund.


Year 2000 Fund operations and shareholders could be adversely affected if the computer systems used by J.P. Morgan, the fund's other service providers and other entities with computer systems linked to the fund do not properly process and calculate January 1, 2000 and after date-related information. J.P. Morgan is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. However, it is not certain that these actions will be sufficient to prevent these date-related problems from adversely impacting fund operations and shareholders. In addition, to the extent that operations of issuers of securities held by the fund are impaired by date-related problems or prices of securities decline as a result of real or perceived date-related problems of issuers held by the fund or generally, the net asset value of the fund will decline.




                                                             FUND DETAILS 15

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each fund's overall risk and reward characteristics. It also outlines each fund's policies toward various investments, including those that are designed to help certain funds manage risk.

================================================================================
Potential risks
--------------------------------------------------------------------------------
Foreign and other market conditions

o Each fund's share price and performance will fluctuate in response to stock and bond market movements

o The value of most bonds will fall when interest rates rise; the longer a bond's maturity and the lower its credit quality, the more its value typically falls

o A fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information

o Investment risks tend to be higher in emerging markets. These markets also present higher liquidity and valuation risks

o Adverse market conditions may from time to time cause the fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the fund from achieving its investment objective
--------------------------------------------------------------------------------
Management choices

o A fund could underperform its benchmark due to its securities choices and other management decisions
--------------------------------------------------------------------------------
Foreign currencies

o Currency exchange rate movements could reduce gains or create losses

o Currency risks tend to be higher in emerging markets
--------------------------------------------------------------------------------
When-issued and delayed delivery securities

o When a fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not use segregated accounts
--------------------------------------------------------------------------------

================================================================================
Potential rewards
--------------------------------------------------------------------------------
o Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term

o Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification

o Most bonds will rise in value when interest rates fall

o Foreign bonds, which represent a major portion of the world's fixed income securities, offer attractive potential performance and opportunities for diversification

o Emerging markets can offer higher returns
--------------------------------------------------------------------------------
o A fund could outperform its benchmark due to these same choices
--------------------------------------------------------------------------------
o Favorable exchange rate movements could generate gains or reduce losses
--------------------------------------------------------------------------------
o A fund can take advantage of attractive transaction opportunities
--------------------------------------------------------------------------------

================================================================================
Policies to balance risk and reward
--------------------------------------------------------------------------------

o Under normal circumstances the funds plan to remain fully invested, with at least 65% in stocks; stock investments may include convertible securities, preferred stocks, depository receipts (such as ADRs and EDRs), trust or partnership interests, warrants, rights, and investment company securities

o The funds seek to limit risk and enhance performance through active management, country allocation and diversification

o During severe market downturns, the funds have the option of investing up to 100% of assets in investment-grade short-term securities

o The Emerging Markets Equity Fund will invest up to 20% of assets in debt securities when J.P. Morgan believes the potential total return exceeds potential total return in emerging markets equity securities
--------------------------------------------------------------------------------
o J.P. Morgan focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns
--------------------------------------------------------------------------------
o Except as noted earlier in this prospectus, each fund manages the currency exposure of its foreign investments relative to its benchmark and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time. (see also "Derivatives")
--------------------------------------------------------------------------------
o Each fund uses segregated accounts to offset leverage risk
--------------------------------------------------------------------------------


16 FUND DETAILS

================================================================================
Potential risks
--------------------------------------------------------------------------------
Derivatives

o Derivatives such as futures, options, swaps, and forward foreign currency contracts(1) that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the fund that would not have otherwise occurred

o Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities

o The counterparty to a derivatives contract could default

o Derivatives that involve leverage could magnify losses

o Certain types of derivatives involve costs to a fund which can reduce returns
--------------------------------------------------------------------------------
Securities Lending

o When a fund lends a security, the loaned securities may not be returned if the borrower defaults

o The collateral will be subject to the risks of the securities in which it is invested
--------------------------------------------------------------------------------
Illiquid holdings

o A fund could have difficulty valuing these holdings precisely

o A fund could be unable to sell these holdings at the time or price it desired
--------------------------------------------------------------------------------
Short-term trading

o Increased trading could raise a fund's brokerage and related costs

o Increased short-term capital gains distributions could raise shareholders' income tax liability
--------------------------------------------------------------------------------

================================================================================
Potential rewards
--------------------------------------------------------------------------------
o Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

o A fund could make money and protect against losses if the investment analysis proves correct

o Derivatives that involve leverage could generate substantial gains at low cost
--------------------------------------------------------------------------------
o A fund may enhance income through the investment of the collateral received from the borrower
--------------------------------------------------------------------------------
o These holdings may offer more attractive yields or potential growth than comparable widely traded securities
--------------------------------------------------------------------------------
o A fund could realize gains in a short period of time

o A fund could protect against losses if a stock is overvalued and its value later falls
--------------------------------------------------------------------------------

================================================================================
Policies to balance risk and reward
--------------------------------------------------------------------------------
o The funds use derivatives, such as futures, options, swaps, and forward foreign currency contracts, for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a fund's exposure relative to its benchmark

o The funds only establish hedges that they expect will be highly correlated with underlying positions

o While the funds may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios
--------------------------------------------------------------------------------
o J.P. Morgan maintains a list of approved borrowers

o The fund receives collateral equal to at least 100% of the current value of the securities loaned

o The lending agents indemnify a fund against borrower default

o J.P. Morgan's collateral investment guidelines limit the quality and duration of collateral investment to minimize losses

o Upon recall, the borrower must return the securities loaned within the normal settlement period
--------------------------------------------------------------------------------
o No fund may invest more than 15% of net assets in illiquid holdings

o To maintain adequate liquidity, each fund may hold investment-grade short-term securities (including repurchase agreements and reverse repurchase agreements) and, for temporary or extraordinary purposes, may borrow from banks up to
  33 1/3% of the value of its total assets
--------------------------------------------------------------------------------
o Each fund anticipates that its portfolio turnover rate will not exceed 100%

o The funds generally avoid short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity
--------------------------------------------------------------------------------

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                 FUND DETAILS 17

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each fund's financial statements, are included in the representative fund's annual report, which are available upon request.

--------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND

Per-share data                  For fiscal periods ended October 31
--------------------------------------------------------------------------------------------------------------------------
                                                               1994         1995         1996        1997         1998
Net asset value, beginning of period ($)                       10.20       10.83        10.44       11.43        11.39
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                    0.06        0.06         0.12        0.17         0.32
   Net realized and unrealized gain (loss)
   on investment and foreign currency ($)                       0.57       (0.33)        1.17        0.24         0.20
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                            0.63       (0.27)        1.29        0.41         0.52
--------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income ($)                                      --          --        (0.24)      (0.25)       (0.35)
   Net realized gain ($)                                          --       (0.12)       (0.06)      (0.20)       (0.35)
--------------------------------------------------------------------------------------------------------------------------
Total distributions ($)                                           --       (0.12)       (0.30)      (0.45)       (0.70)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                             10.83       10.44        11.43       11.39        11.21
--------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                6.18       (2.46)       12.54        3.71         4.95
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                      213,119     467,511      726,864     614,659      366,991
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
--------------------------------------------------------------------------------------------------------------------------
   Expenses (%)                                                 1.00        0.92         0.95        0.93         0.97
   -----------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                                    0.95        1.24         1.24        1.32         0.92
   -----------------------------------------------------------------------------------------------------------------------
   Expenses without
   reimbursement (%)                                            1.16        0.94         0.96        0.93         0.97
--------------------------------------------------------------------------------------------------------------------------

18 J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUNDS

---------------------------------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND

Per-share data                           For fiscal periods ended
---------------------------------------------------------------------------------------------------------
                                                                                         For the
                                                                                    Eleven Months Ended
                                                             12/31/96(1) 12/31/97    November 30, 1998
Net asset value, beginning of period ($)                       10.00       11.56          12.56
---------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                    0.12        0.21           0.20
   Net realized and unrealized gain
   on investment and foreign currency ($)                       1.59        2.34           1.97
---------------------------------------------------------------------------------------------------------
Total from investment operations ($)                            1.71        2.55           2.17
---------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income ($)                                   (0.10)      (0.17)          -
   Net realized gains ($)                                      (0.05)      (1.38)          -
---------------------------------------------------------------------------------------------------------
Total distributions ($)                                        (0.15)      (1.55)          -
---------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                             11.56       12.56          14.73
---------------------------------------------------------------------------------------------------------
Ratios and supplemental data
---------------------------------------------------------------------------------------------------------
Total return (%)                                               17.10(2)    22.27          17.28(2)
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                        6,532      10,174         12,439
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
---------------------------------------------------------------------------------------------------------
   Expenses (%)                                                 1.00(3)     1.00           1.00(3)
   ------------------------------------------------------------------------------------------------------
   Net investment income (%)                                    1.68(3)     1.57           1.32(3)
   ------------------------------------------------------------------------------------------------------
   Expenses without
   reimbursement (%)                                            2.50(4)     2.08           1.77
---------------------------------------------------------------------------------------------------------

(1)  The fund commenced operations on 2/29/96.
(2)  Not annualized.
(3)  Annualized.
(4) After consideration of then applicable state limitations.

--------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND

Per-share data                For fiscal period ended November 30
--------------------------------------------------------------------------------
                                                           1997(1)        1998
Net asset value, beginning of period ($)                   10.00          9.94
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                0.07          0.22
   Net realized and unrealized loss
   on investment and foreign currency ($)                  (0.13)         0.05
--------------------------------------------------------------------------------
Total from investment operations ($)                       (0.06)         0.27
--------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income ($)                                 -           (0.10)
--------------------------------------------------------------------------------
Net asset value, end of period ($)                          9.94         10.11
--------------------------------------------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------
Total return (%)                                           (0.60)(2)      2.69
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                  211,229       323,918
--------------------------------------------------------------------------------
Ratios to average net assets:
   -----------------------------------------------------------------------------
   Expenses (%)                                             0.99(3)       0.99
   -----------------------------------------------------------------------------
   Net investment income (%)                                1.35(3)       1.13
   -----------------------------------------------------------------------------
   Expenses without
   reimbursement (%)                                        1.17(3)       1.02
--------------------------------------------------------------------------------

(1)  The fund commenced operations on 2/26/97.
(2)  Not annualized.
(3)  Annualized.

                         J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUNDS 19

---------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL EMERGING MARKETS EQUITY FUND

Per-share data                            For fiscal periods ended October 31
---------------------------------------------------------------------------------------------------------------------------
                                                              1994(1)       1995         1996        1997         1998
Net asset value, beginning of period ($)                       10.00       12.47         9.71       10.27         9.86
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income (loss) ($)                             0.04        0.08         0.08        0.11         0.14
   Net realized and unrealized gain (loss)
   on investment and foreign currency ($)                       2.43       (2.66)        0.56       (0.43)       (3.44)(4)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                            2.47       (2.58)        0.64       (0.32)       (3.30)(4)
---------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income ($)                                    -          (0.05)       (0.08)      (0.09)       (0.13)
---------------------------------------------------------------------------------------------------------------------------
Net realized gain ($)                                           -          (0.13)         -           -          (0.52)
---------------------------------------------------------------------------------------------------------------------------
Total distributions ($)                                         -          (0.18)       (0.08)      (0.09)       (0.65)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                             12.47        9.71        10.27        9.86         5.91
---------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------
Total return (%)                                               24.70(2)   (20.81)        6.64       (3.15)      (35.50)
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                      146,667     186,023      293,594     306,381      120,402
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
---------------------------------------------------------------------------------------------------------------------------
   Expenses (%)                                                 1.46(3)     1.43         1.41        1.37         1.46
   ------------------------------------------------------------------------------------------------------------------------
   Net investment income (%)                                    0.61(3)     0.96         0.96        0.95         1.43
   ------------------------------------------------------------------------------------------------------------------------
   Expenses without
   reimbursement (%)                                            1.62(3)     1.44         1.41        1.37         1.54
---------------------------------------------------------------------------------------------------------------------------

(1)  The fund commenced operations on 11/15/93.
(2)  Not annualized.
(3)  Annualized.
(4) Based on amounts prior to Statement of Position 93-2 adjustments.

20 J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUNDS

FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on these funds, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for a fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of a fund's policies, investment restrictions, and business structure. This prospectus incorporates each fund's SAI by reference.

Copies of the current versions of these documents, along with other information about these funds, may be obtained by contacting:

J.P. Morgan Institutional Funds
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036
Telephone: 1-800-766-7722
Hearing impaired: 1-888-468-4015
Email: JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The funds' investment company and 1933 Act registration numbers are:

J.P. Morgan Institutional International Equity Fund ..............   811-07342 and 033-54642
J.P. Morgan Institutional European Equity Fund ...................   811-07342 and 033-54642
J.P. Morgan Institutional International Opportunities Fund .......   811-07342 and 033-54642
J.P. Morgan Institutional Emerging Markets Equity Fund ...........   811-07342 and 033-54642

J.P. MORGAN INSTITUTIONAL
FUNDS AND THE MORGAN
TRADITION


The J.P. Morgan Institutional Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Institutional Funds offer a broad array of distinctive opportunities for mutual fund investors.


JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Institutional Funds

Advisor
J.P. Morgan Investment Management Inc.
522 Fifth Avenue
New York, NY 10036
1-800-766-7722

Distributor
Funds Distributor, Inc.
60 State Street
Boston, MA 02109
1-800-221-7930

                                                      MARCH 1, 1999 | PROSPECTUS


J.P. MORGAN INSTITUTIONAL MONEY MARKET FUNDS

Prime Money Market Fund

Treasury Money Market Fund

Federal Money Market Fund

Tax Exempt Money Market Fund

                                          --------------------------------------
                                          Seeking to provide high current income
                                          consistent with the preservation of
                                          capital and same-day liquidity


This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

Distributed by Funds Distributor, Inc.

JPMorgan

--------------------------------------------------------------------------------





                    (THIS PAGE IS INTENTIONALLY LEFT BLANK)

CONTENTS
--------------------------------------------------------------------------------
2 |
Each fund's goal, investment approach,
risks, expenses and performance

J.P. MORGAN INSTITUTIONAL MONEY MARKET FUNDS
J.P. Morgan Institutional Prime Money Market Fund ..............2
J.P. Morgan Institutional Treasury Money Market Fund ...........4
J.P. Morgan Institutional Federal Money Market Fund ............6
J.P. Morgan Institutional Tax Exempt Money Market Fund .........8


10 |
Principles and techniques common
to the funds in this prospectus

MONEY MARKET MANAGEMENT APPROACH
J.P. Morgan ...................................................10
J.P. Morgan Institutional Money Market ........................10
The spectrum of money market funds ............................10
Who may want to invest ........................................10
Money market investment process ...............................11


12 |
Investing in the J.P. Morgan
Institutional Money Market Funds

YOUR INVESTMENT
Investing through a financial professional ....................12
Investing through an employer-sponsored retirement plan .......12
Investing through an IRA or rollover IRA ......................12
Investing directly ............................................12
Opening your account ..........................................12
Adding to your account ........................................12
Selling shares ................................................13
Account and transaction policies ..............................13
Dividends and distributions ...................................14
Tax considerations ............................................14


15 |
More about the funds'
business operations

FUND DETAILS
Master/feeder structure .......................................15
Management and administration .................................15
Financial highlights ..........................................16

FOR MORE INFORMATION ..................................back cover

J.P. MORGAN INSTITUTIONAL
PRIME MONEY MARKET FUND                                 |   TICKER SYMBOL: JPIXX
--------------------------------------------------------------------------------
REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
(J.P. MORGAN INSTITUTIONAL PRIME MONEY MARKET FUND)

(GRAPHIC OMITTED) GOAL
The fund's goal is to maximize current income consistent with the preservation of capital and same-day liquidity. This goal can be changed without shareholder approval.

(GRAPHIC OMITTED) INVESTMENT APPROACH
The fund looks for investments across a broad spectrum of U.S. dollar-denominated money market securities, typically emphasizing different types of securities at different times in order to take advantage of changing yield differentials. The fund's investments may include obligations issued by the U.S. Treasury, government agencies, domestic and foreign banks and corporations, foreign governments, repurchase agreements, reverse repurchase agreements, as well as asset-backed securities, taxable municipal obligations, and other money market instruments. Some of these investments may be illiquid or purchased on a when-issued or delayed delivery basis.

The fund's yield will vary in response to changes in interest rates. How well the fund's yield compares to the yields of similar money market funds will depend on the success of the investment process described on page 11.

As with all money market funds, the fund's investments are subject to various risks, which, while generally considered to be minimal, could cause its share price to fall below $1. For example, the issuer or guarantor of a portfolio security or the counterparty to a contract could default on its obligation. An unexpected rise in interest rates could also lead to a loss in share price if the fund is near the maximum allowable dollar weighted average maturity (currently not to exceed 90 days) at the time. To the extent that the fund invests in foreign securities, the fund could lose money because of foreign government actions, political instability, or lack of adequate and accurate information. Also, the fund may have difficulty valuing its illiquid holdings and may be unable to sell them at the time or price it desires. While these possibilities exist, the fund's investment process and management policies are designed to minimize the likelihood and impact of these risks. To date, through this process, the fund's share price has never deviated from $1.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.


PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages approximately $316 billion, including more than $12.6 billion using similar strategies as the fund.

The portfolio management team is led by Robert R. Johnson, vice president, who has been on the team since the fund's inception and has been at J.P. Morgan since 1988, Daniel B. Mulvey, vice president, who joined the team in January of 1995 and has been at J.P. Morgan since 1991, and by John Donohue, vice president, who has been on the team since joining J.P. Morgan in June of 1997. Prior to managing this fund, Mr. Donohue was an Institutional Money Market Portfolio Manager at Goldman Sachs & Co.

--------------------------------------------------------------------------------
BEFORE YOU INVEST
Investors considering these funds should understand that:

o There is no assurance that these funds will meet their investment goals

o These funds do not represent complete investment programs

2 | J.P. MORGAN INSTITUTIONAL PRIME MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)
The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Prime Money Market Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the last ten calendar years.

The table indicates the risks by showing how the fund's average annual returns for the past one year, five years and ten years compared to those of the IBC's First Tier Money Fund Average. This is an average of all major first tier money fund returns.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


Year-by-year total return (%)   Shows changes in returns by calendar year(1,2)
-----------------------------------------------------------------------------------------------------------------------
        1989    1990        1991         1992        1993         1994        1995         1996        1997        1998
12%

9%     9.13
                8.04        6.07
6%                                                                            5.98          5.41       5.60        5.56
                                                                  4.15
3%                                       3.67
                                                     2.87
0%
-----------------------------------------------------------------------------------------------------------------------

[ ]  J.P. Morgan Institutional Prime Money Market Fund

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 2.33% (for the quarter ended 6/30/89); and the lowest quarterly return was 0.69% (for the quarter ended 9/30/93).

PERFORMANCE (unaudited)

Average annual total return (%) Shows performance over time, for periods ended December 31, 1998(1)
--------------------------------------------------------------------------------

                                                                         Past 1 yr.  Past 5 yrs.  Past 10 yrs.

J.P. Morgan Institutional Prime Money Market Fund (after expenses)          5.56         5.34        5.63
--------------------------------------------------------------------------------------------------------------
IBC's First Tier Money Fund Average (after expenses)                        4.88         4.78        N/A
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES
The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
-------------------------------------------
Management fees                        0.12
Marketing (12b-1) fees                 None
Other expenses(4)                      0.22
-------------------------------------------
Total operating expenses(4)            0.34

--------------------------------------------------------------------------------
Expense example
--------------------------------------------------------------------------------
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.
--------------------------------------------------------------------------------
                              1 yr.   3 yrs.      5 yrs.      10 yrs.
Your cost($)                   35      109         191          431
--------------------------------------------------------------------------------
(1) The fund commenced operations on 7/12/93. Returns reflect performance of The Pierpont Money Market Fund, the fund's predecessor, prior to that date.
(2) The fund's fiscal year end is 11/30.
(3) The fund has a master/feeder structure as described on page 15. This table is restated to show the current fee arrangements in effect as of 8/1/98, and shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, using the current fees as if they had been in effect during the past fiscal year before reimbursement, expressed as a percentage of the fund's average net assets.
(4) After reimbursement, other expenses and total operating expenses are 0.08% and 0.20%, respectively. This reimbursement can be changed or terminated at any time at the option of J.P. Morgan.

                           J.P. MORGAN INSTITUTIONAL PRIME MONEY MARKET FUND | 3

J.P. MORGAN INSTITUTIONAL
TREASURY MONEY MARKET FUND                      |   TICKER SYMBOL: JTMXX
--------------------------------------------------------------------------------
REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
(J.P. MORGAN INSTITUTIONAL TREASURY MONEY
MARKET FUND)

(GRAPHIC OMITTED) GOAL
The fund's goal is to provide high current income consistent with the preservation of capital and same-day liquidity. This goal can be changed only with shareholder approval.

(GRAPHIC OMITTED) INVESTMENT APPROACH
The fund purchases securities that offer the highest credit quality and provide regular income. It invests exclusively in U.S. Treasury obligations and repurchase agreements collateralized by these obligations. Some of these investments may be purchased on a when-issued or delayed delivery basis.

The fund's yield will vary in response to changes in interest rates. How well the fund's yield compares to the yields of similar money market funds will depend on the success of the investment process described on page 11.

While the fund's U.S. Treasury obligations are backed by the full faith and credit of the federal government, investors should bear in mind that any repurchase agreements the fund may hold do not have this guarantee (even though they are fully collateralized by Treasuries), and that in any case, government guarantees do not extend to shares of the fund itself.

The portion of the fund's income derived from direct investments in U.S. Treasury obligations may be exempt from state and local personal income taxes.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages approximately $316 billion, including more than $12.6 billion using similar strategies as the fund.

The portfolio management team is led by Robert R. Johnson, vice president, who has been on the team since the fund's inception and has been at J.P. Morgan since 1988, Daniel B. Mulvey, vice president, who joined the team in January of 1995 and has been at J.P. Morgan since 1991, and by John Donohue, vice president, who has been on the team since joining J.P. Morgan in June of 1997. Prior to managing this fund, Mr. Donohue was an Institutional Money Market Portfolio Manager at Goldman Sachs & Co.
--------------------------------------------------------------------------------
BEFORE YOU INVEST

Investors considering these funds should understand that:

o There is no assurance that these funds will meet their investment goals

o These funds do not represent complete investment programs

4 | J.P. MORGAN INSTITUTIONAL TREASURY MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Treasury Money Market Fund.

The bar chart indicates the risks by showing the performance of the fund's shares during its first complete calendar year of operations.

The table indicates the risks by showing how the fund's average annual returns for the past one year and life of the fund compared to those of the IBC's U.S. Treasury and Repo Money Fund Average. This is an average of all major U.S. treasury and repo money market fund returns.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Total returns (%)      Shows changes in returns by calendar year(1)
--------------------------------------------------------------------------------
                                 1998
10%

5%                               5.41

0%
--------------------------------------------------------------------------------

[ ]  J.P. Morgan Institutional Treasury Money Market Fund

For the period covered by this total return chart, the fund's highest quarterly return was 1.37% (for the quarter ended 9/30/98); and the lowest quarterly return was 1.23% (for the quarter ended 12/31/98).

PERFORMANCE (unaudited)

Average annual total return (%) Shows performance over time, for periods ended December 31, 1998(2)
--------------------------------------------------------------------------------
                                                     Past 1 yr.    Life of fund
J.P. Morgan Institutional Treasury Money Market
Fund (after expenses)                                   5.41          5.49
--------------------------------------------------------------------------------
IBC's U.S. Treasury & Repo Money Fund Average           4.71          4.76
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES
The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)

Management fees                                                   0.20
Marketing (12b-1) fees                                            None
Other expenses(4)                                                 0.28
----------------------------------------------------------------------
Total operating expenses(4)                                       0.48
----------------------------------------------------------------------
Expense example
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.
--------------------------------------------------------------------------------
                      1 yr.     3 yrs.      5 yrs.      10 yrs.
Your cost($)          49         154         269         604
--------------------------------------------------------------------------------
(1) The fund's fiscal year end is 10/31.
(2) The fund commenced operations on 7/7/97 and performance is calculated as of 7/31/97.
(3) The fund has a master/feeder structure as described on page 15. This table is restated to show the current fee arrangements in effect as of 8/1/98, and shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, using the current fees as if they had been in effect during the past fiscal year before reimbursement, expressed as a percentage of the fund's average net assets.
(4) After reimbursement, other expenses and total operating expenses are 0.00% and 0.20%, respectively. This reimbursement can be changed or terminated at any time at the option of J.P. Morgan.

                        J.P. MORGAN INSTITUTIONAL TREASURY MONEY MARKET FUND | 5

J.P. MORGAN INSTITUTIONAL
FEDERAL MONEY MARKET FUND                          |    TICKER SYMBOL: JPTXX
--------------------------------------------------------------------------------
Registrant: J.P. Morgan Institutional Funds
(J.P. Morgan Institutional Federal Money Market Fund)

(GRAPHIC OMITTED) GOAL
The fund's goal is to provide high current income consistent with the preservation of capital and same-day liquidity. This goal can be changed without shareholder approval.

(GRAPHIC OMITTED) INVESTMENT APPROACH
The fund purchases securities that offer very high credit quality and pay regular income that is generally free from state and local income taxes. It invests exclusively in U.S. government agency obligations such as the Federal Farm Credit Bank, the Tennessee Valley Authority, the Federal Home Loan Bank, the Student Loan Marketing Association, and in obligations of the U.S. Treasury. Some of these investments may be purchased on a when-issued or delayed delivery basis.

The fund's yield will vary in response to changes in interest rates. How well the fund's yield compares to the yields of similar money market funds will depend on the success of the investment process described on page 11.

While the fund's U.S. Treasury obligations are backed by the full faith and credit of the Government, investors should bear in mind that any agency obligations the fund may hold do not have this guarantee, and that in any case government guarantees do not extend to shares of the fund itself.

Most of the fund's income is generally exempt from state and local personal income taxes and from some corporate income taxes (although not federal income taxes). Because of this beneficial tax status, the fund's yields are generally lower than those of taxable money market funds when compared on a pre-tax basis.

As with all money market funds, the fund's investments are subject to various risks, which, while generally considered to be minimal, could cause its share price to fall below $1. For example, the issuer or guarantor of a portfolio security could default on its obligation. An unexpected rise in interest rates could also lead to a loss in share price if the fund is near the maximum allowable dollar weighted average maturity (currently not to exceed 90 days) at the time. However, the fund's investment process and management policies are designed to minimize the likelihood and impact of these risks. To date, through this process, the fund's share price has never deviated from $1.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

PORTFOLIO MANAGEMENT The fund's assets are managed by J.P. Morgan, which currently manages approximately $316 billion, including more than $12.6 billion using similar strategies as the fund.

The portfolio management team is led by Robert R. Johnson, vice president, who has been on the team since the fund's inception and has been at J.P. Morgan since 1988, Daniel B. Mulvey, vice president, who joined the team in January of 1995 and has been at J.P. Morgan since 1991, and by John Donohue, vice president, who has been on the team since joining J.P. Morgan in June of 1997. Prior to managing this fund, Mr. Donohue was an Institutional Money Market Portfolio Manager at Goldman Sachs & Co.
--------------------------------------------------------------------------------
Before you invest

Investors considering these funds should understand that:
o There is no assurance that these funds will meet their investment goals
o These funds do not represent complete investment programs

6 | J.P. MORGAN INSTITUTIONAL FEDERAL MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Federal Money Market Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the last five calendar years.

The table indicates the risks by showing how the fund's average annual returns for the past one year, five years and life of the fund compared to those of the IBC's U.S. Government and Agency Money Market Fund Average. This is an average of all major U.S. government and agency money market fund returns.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Year-by-year total return (%)  Shows changes in returns by calendar year(1)
--------------------------------------------------------------------------------
             1994              1995        1996         1997        1998
6%                             5.79                     5.40        5.39
                                           5.22
3%           3.98

0%
--------------------------------------------------------------------------------

[ ]  J.P. Morgan Institutional Federal Money Market Fund

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 1.46% (for the quarter ended 6/30/95); and the lowest quarterly return was 0.67% (for the quarter ended 3/31/94).

PERFORMANCE (unaudited)

Average annual total return (%) Shows performance over time, for periods ended December 31, 1998(2)
--------------------------------------------------------------------------------
                                             Past 1 yr. Past 5 yrs. Life of fund
J.P. Morgan Institutional Federal Money
Market Fund                                     5.39        5.15         4.77
--------------------------------------------------------------------------------
IBC's U.S. Government and Agency Money Market Fund Average
(after expenses)                                  4.79         4.60        4.28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES
The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted form fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)

Management fees                                                 0.19
Marketing (12b-1) fees                                          None
Other expenses(4)                                               0.26
--------------------------------------------------------------------
Total operating expenses(4)                                     0.45
--------------------------------------------------------------------

Expense example
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.
--------------------------------------------------------------------------------
                       1 yr.     3 yrs.      5 yrs.      10 yrs.
Your cost($)            46        144         252         567
--------------------------------------------------------------------------------
(1) The fund's fiscal year end is 10/31.
(2) The fund commenced operations on 1/4/93 and returns reflect performance as of 1/31/93.
(3) The fund has a master/feeder structure as described on page 15. This table is restated to show the current fee arrangements in effect as of 8/1/98, and shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, using the current fees as if they had been in effect during the past fiscal year before reimbursement, expressed as a percentage of the fund's average net assets.
(4) After reimbursement, other expenses and total operating expenses are 0.01% and 0.20%, respectively. This reimbursement can be changed or terminated at any time at the option of J.P. Morgan.

                         J.P. MORGAN INSTITUTIONAL FEDERAL MONEY MARKET FUND | 7

J.P. MORGAN INSTITUTIONAL
TAX EXEMPT MONEY MARKET FUND                      |   TICKER SYMBOL: JPEXX
--------------------------------------------------------------------------------
REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
(J.P. MORGAN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND)

(GRAPHIC OMITTED) GOAL
The fund's goal is to maximize current income that is exempt from federal income tax consistent with the preservation of capital and same-day liquidity. This goal can be changed without shareholder approval.

(GRAPHIC OMITTED) NVESTMENT APPROACH
The fund invests primarily in high quality municipal obligations whose income is exempt from federal income taxes. The fund's municipal obligations must fall into the highest short-term rating category (top two highest categories for New York State obligations) or be of equivalent quality. The fund may also invest in certain structured municipal obligations, and in certain municipal or other obligations whose income is subject to tax, including the alternative minimum tax. Although the fund is permitted to hold these other obligations or cash, it aims to be fully invested in municipal obligations. In order to maintain liquidity, the fund may buy securities with puts that allow the fund to liquidate the securities on short notice. Some of the fund's securities may be purchased on a when-issued or delayed delivery basis.

The fund's yield will vary in response to changes in interest rates. How well the fund's yield compares to the yields of similar money market funds will depend on the success of the investment process described on page 11.

As with all money market funds, the fund's investments are subject to various risks, which, while generally considered to be minimal, could cause its share price to fall below $1. For example, the issuer or guarantor of a portfolio security or the counterparty to a contract could default on its obligation. An unexpected rise in interest rates could also lead to a loss in share price if the fund is near the maximum allowable dollar weighted average maturity (currently not to exceed 90 days) at the time. However, the fund's investment process and management policies are designed to minimize the likelihood and impact of these risks. To date, through this process, the fund's share price has never deviated from $1.

The fund's income is generally exempt from federal income taxes. A small portion may be exempt from state or local income taxes.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

PORTFOLIO MANAGEMENT The fund's assets are managed by J.P. Morgan, which currently manages approximately $316 billion, including more than $12.6 billion using similar strategies as the fund.

The portfolio management team is led by Daniel B. Mulvey, vice president, who has been on the team since August of 1995 and has been at J.P. Morgan since 1991, and by Richard W. Oswald, vice president, who has been on the team since joining J.P. Morgan in October of 1996. Prior to managing this fund, Mr. Oswald served as Treasurer of CBS and President of its finance unit.

-----------------------------------------------------------
Before you invest
Investors considering these funds should understand that:

o There is no assurance that these funds will meet their investment goals

o These funds do not represent complete investment programs

8 | J.P. MORGAN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing J.P. Morgan Institutional Tax Exempt Money Market Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the last ten calendar years.

The table indicates the risks by showing how the fund's average annual returns for the past one year, five years, and ten years compare to those of the IBC's Tax Exempt Money Market Fund Average. This is an average of all major tax free money market fund returns.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


Year-by-year total return (%)   Shows changes in returns by calendar year(1,2)
-------------------------------------------------------------------------------------------------------------------------
         1989       1990      1991         1992        1993         1994        1995         1996        1997        1998
9%


6%       6.11
                    5.58
                             4.16
3%                                                                              3.68         3.24        3.46        3.32
                                          2.71
                                                                    2.66
                                                      2.10
0%
-------------------------------------------------------------------------------------------------------------------------

[ ]  J.P. Morgan Institutional Tax Exempt Money Market Fund

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 1.60% (for the quarter ended 6/30/89); and the lowest quarterly return was 0.49% (for the quarter ended 3/31/93).

PERFORMANCE (unaudited)

Average annual total return (%)   Shows performance over time, for periods
ended December 31, 1998(1)
--------------------------------------------------------------------------------
                                            Past 1 yr.  Past 5 yrs. Past 10 yrs.
J.P. Morgan Institutional Tax Exempt Money
Market Fund                                    3.32        3.27         3.70
--------------------------------------------------------------------------------
IBC's Tax Exempt Money Market Fund Average
(after expenses)                               2.90        2.92         3.46
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES
The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
Management fees                                                 0.16
Marketing (12b-1) fees                                          None
Other expenses(4)                                               0.24
--------------------------------------------------------------------
Total operating expenses(4)                                     0.40
--------------------------------------------------------------------

Expense example
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                         1 yr.      3 yrs.      5 yrs.      10 yrs.
Your cost($)              41         128          224         505
--------------------------------------------------------------------------------
(1) The fund commenced operations on 7/12/93. Returns reflect performance of The Pierpont Tax Exempt Money Market Fund, the fund's predecessor, prior to that date.
(2) The fund's fiscal year end is 8/31.
(3) The fund has a master/feeder structure as described on page 15. This table is restated to show the current fee arrangements in effect as of 8/1/98, and shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, using the current fees as if they had been in effect during the past fiscal year before reimbursement, expressed as a percentage of the fund's average net assets.
(4) J.P. Morgan has agreed to waive and/or reimburse all fund expenses (except for those allocated to the fund by the master portfolio, and extraordinary expenses). J.P. Morgan will not waive/reimburse fund expenses if such waiver/reimbursement would cause total operating expenses to be less than 0.20%, and in no case will total operating expenses exceed 0.35%. After reimbursement, other expenses and total operating expenses for the past fiscal year were 0.06% and 0.22%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.

                      J.P. MORGAN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND | 9

MONEY MARKET MANAGEMENT APPROACH
--------------------------------------------------------------------------------
J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 300 analysts and portfolio managers around the world and has approximately $316 billion in assets under management, including assets managed by the funds' advisor, J.P. Morgan Investment Management Inc.


J.P. MORGAN INSTITUTIONAL MONEY MARKET FUNDS
Each of these funds invests in high-quality short-term debt securities by investing through a master portfolio (another fund with the same goal). Each fund accrues dividends daily, pays them to shareholders monthly, and seeks to maintain a stable $1 share price.

THE SPECTRUM OF MONEY MARKET FUNDS
The funds described in this prospectus differ primarily in the types of securities they hold and in the tax status of the income they offer. The table below provides an overview of the main types of securities in which each fund may invest. The distinguishing features of each money market fund are described in more detail on the preceding pages.


Primary investments
--------------------------------------------------------------------------------
                       Prime        Treasury        Federal        Tax Exempt
                       Money        Money           Money          Money
                       Market       Market          Market         Market
--------------------------------------------------------------------------------
U.S.
Treasuries*            o            o               o
--------------------------------------------------------------------------------
U.S.
Government
Agency
instruments            o                            o
--------------------------------------------------------------------------------
Domestic
& foreign
bank
obligations            o
--------------------------------------------------------------------------------
Domestic
& foreign
short-term
corporate
obligations            o
--------------------------------------------------------------------------------
Foreign
governments            o
--------------------------------------------------------------------------------
Illiquid
holdings               o
--------------------------------------------------------------------------------
Repurchase
agreements &
reverse
repurchase
agreements             o            o
--------------------------------------------------------------------------------
Tax-exempt
municipal
obligations**                                                      o
--------------------------------------------------------------------------------
*  Income is generally exempt from state and local income taxes
** Income is generally exempt from federal income taxes

--------------------------------------------------------------------------------
WHO MAY WANT TO INVEST

The funds are designed for investors who:

o  want an investment that strives to preserve capital

o  want regular income from a high quality portfolio

o  want a highly liquid investment

o  are looking for an interim investment

o  are pursuing a short-term goal

o are seeking income that is generally exempt from state and local income taxes (in the case of Federal Money Market Fund) or exempt from federal income tax (in the case of Tax Exempt Money Market Fund)

The funds are not designed for investors who:

o  are investing for long-term growth

o  are investing for high income

o  require the added security of the FDIC insurance

o in the case of Tax Exempt Money Market Fund, are investing through an IRA or other tax-advantaged retirement plan

MONEY MARKET FUNDS AND STABILITY

Money market funds are subject to a range of federal regulations designed to promote stability. For example, money market funds must maintain a weighted average maturity of no more than 90 days, and generally may not invest in any securities with a remaining maturity of more than 13 months. Keeping the weighted average maturity this short helps funds in their pursuit of a stable $1 share price.

10 |

[GRAPHIC OMITTED]
J.P. Morgan uses a disciplined process to control each fund's sensitivity to interest rates

[GRAPHIC OMITTED]
The funds invest across different sectors for diversification and to take advantage of yield spreads

[GRAPHIC OMITTED]
Each fund selects its securities as described earlier in this prospectus

MONEY MARKET INVESTMENT PROCESS
While each fund follows its own strategy, the funds as a group share a single investment philosophy. This philosophy, developed by the funds' advisor, emphasizes investment quality through in-depth research of short-term securities and their issuers. This allows each fund to focus on providing current income without compromising share price stability.

In researching short-term securities, J.P. Morgan's credit analysts enhance the data furnished by rating agencies by drawing on the insights of J.P. Morgan's fixed income trading specialists and equity analysts. Only securities highly rated by independent rating agencies as well as J.P. Morgan's proprietary ratings system are considered for investment.

In managing the funds described in this prospectus, J.P. Morgan employs a three-step process:

Maturity determination Based on analysis of a range of factors, including current yields, economic forecasts, and anticipated fiscal and monetary policies, J.P. Morgan establishes the desired dollar weighted average maturity for each fund within the permissible 90-day range. Controlling weighted average maturity allows the funds to manage risk, since securities with shorter maturities are typically less sensitive to interest rate shifts than those with longer maturities.

Sector allocation Analysis of the yields available in different sectors of the short-term debt market allows J.P. Morgan to adjust each fund's sector allocation, with the goal of enhancing current income while also maintaining diversification across permissible sectors.

Security selection Based on the results of the firm's credit research and each fund's maturity determination and sector allocation, the portfolio managers and dedicated fixed-income traders make buy and sell decisions according to each fund's goal and strategy.


                                                                            | 11

YOUR INVESTMENT
--------------------------------------------------------------------------------
For your convenience, the J.P. Morgan Institutional Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL
If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN
Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA
Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY
Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Determine the amount you are investing. The minimum amount for initial investments in a fund is $10,000,000 and for additional investments $25,000, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o  Mail in your application, making your initial investment as shown below.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.

OPENING YOUR ACCOUNT

   By wire

o  Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:


   Morgan Guaranty Trust Company of New York - Delaware
   Routing number: 031-100-238
   Credit: J.P. Morgan Institutional Funds
   Account number: 001-57-689
   FFC: your account number, name of registered owner(s) and fund name


   By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with your completed application to the Shareholder Services Agent.

   By exchange

o  Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

   By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

   By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

   By exchange

o  Call the Shareholder Services Agent to effect an exchange.


12 | YOUR INVESTMENT

SELLING SHARES

   By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

   By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

   In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o  Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o  Mail the letter to the Shareholder Services Agent.

   By exchange

o  Call the Shareholder Services Agent to effect an exchange.

   Redemption in kind


o Each fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The funds accept telephone orders from all shareholders. To guard against fraud, the funds require shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if a fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in these funds for shares in any other J.P. Morgan Institutional or J.P. Morgan mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that, for tax purposes, an exchange is considered a sale.

A fund may alter, limit, or suspend its exchange policy at any time.

Business days and NAV calculations The funds' regular business days are the same as those of the New York Stock Exchange. The Federal and Tax Exempt Money Market Funds calculate their net asset value per share (NAV) every business day at 4:00 p.m. eastern time. The Treasury Money Market Fund calculates its NAV every business day at 4:30 p.m. eastern time. The Prime Money Market Fund calculates its NAV every business day at 5:00 p.m. eastern time.

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Purchase and redemption orders for each fund must be received by the times indicated in the table below:

Fund                                          Cut-off Time
Prime Money Market                            5:00 p.m.
Treasury Money Market                         4:30 p.m.
Federal Money Market                          2:00 p.m.
Tax Exempt Money Market                       12:00 noon

--------------------------------------------------------------------------------
Shareholder Services Agent
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036
1-800-766-7722

Representatives are available 8:00 a.m. to 5:00 p.m. eastern time on fund business days.

                                                            YOUR INVESTMENT | 13

For the purchase to be effective and dividends to be earned on the same day, immediately available funds must be received by 4:00 p.m. for Federal and Tax Exempt Money Market Funds, by 4:30 p.m. for Treasury Money Market Fund and by 5:00 p.m. for Prime Money Market Fund eastern time on a fund business day. A fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.

Timing of settlements When you buy shares, you will become the owner of record when a fund receives your payment.

Redemption orders for each fund received by the respective cut-off times will be paid in immediately available funds, normally on the same day, according to instructions on file.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The funds send monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months, each fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS
Substantially all income dividends are declared daily and paid monthly. If all of an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of the funds earn dividends on the business day their purchase is effective, but not on the business day their redemption is effective.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Institutional Fund.

TAX CONSIDERATIONS
In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. The transactions below typically create the following tax liabilities:

================================================================================
Transaction                                   Tax status
--------------------------------------------------------------------------------
Income dividends from Prime                   Ordinary income
Money Market, Treasury Money
Market and Federal Money
Market Funds
--------------------------------------------------------------------------------
Income dividends from Tax                     Exempt from federal
Exempt Money Market Fund                      income taxes
--------------------------------------------------------------------------------
Short-term capital gains                      Ordinary income
distributions
--------------------------------------------------------------------------------

Every January, each fund issues tax information on its distributions for the previous year.

Any investor for whom a fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.

14 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------


MASTER/FEEDER STRUCTURE
As noted earlier, each fund is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust, and a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)


Each master portfolio accepts investments from other feeder funds, and all the feeders of a given master portfolio bear the portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-766-7722. Generally, when a master portfolio seeks a vote, its feeder fund will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

Each feeder fund and its master portfolio expect to maintain consistent goals, but if they do not, the fund will withdraw from the master portfolio, receiving its assets either in cash or securities. Each fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

MANAGEMENT AND ADMINISTRATION
The feeder funds described in this prospectus and their corresponding master portfolios are all governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees each fund's other service providers.

J.P. Morgan receives the following fees for investment advisory and other services:


--------------------------------------------------------------------------------
Advisory services             0.20% of the first $1 billion of each master
                              portfolio's average net assets plus 0.10%
                              over $1 billion
--------------------------------------------------------------------------------
Administrative services      Master portfolio's and fund's - prorata portions of
(fee shared with Funds       0.09% of the first $7 billion of average net assets
Distributor, Inc.)           in J.P. Morgan-advised portfolios, plus 0.04%
                             over $7 billion
--------------------------------------------------------------------------------
Shareholder services         0.10% of each fund's average net assets


J.P. Morgan may also pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in a fund.


Year 2000 Fund operations and shareholders could be adversely affected if the computer systems used by J.P. Morgan, the funds' other service providers and other entities with computer systems linked to the funds do not properly process and calculate January 1, 2000 and after date-related information. J.P. Morgan is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. However, it is not certain that these actions will be sufficient to prevent these date-related problems from adversely impacting fund operations and shareholders. In addition, to the extent that operations of issuers of securities held by the funds are impaired by date-related problems or prices of securities decline as a result of real or perceived date-related problems of issuers held by the funds or generally, the net asset value of the fund will decline.


                                                               FUND DETAILS | 15

FINANCIAL HIGHLIGHTS


The financial tables are intended to help you understand each fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends are distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each fund's financial statements, are included in the respective fund's annual report, which are available upon request.




====================================================================================================================================
J.P. MORGAN INSTITUTIONAL PRIME MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
Per-share data                                                             For fiscal periods ended November 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                  1994        1995         1996        1997         1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ($)                        1.00        1.00         1.00        1.00         1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                                     0.0385      0.0577       0.0529      0.0543       0.0547
  Net realized gain (loss) on investment ($)                   (0.0000)(1)  0.0003       0.0001     (0.0000)(1)  (0.0000)(1)
====================================================================================================================================
Total from investment operations ($)                            0.0385      0.0580       0.0530      0.0543       0.0547
------------------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
  Net investment income ($)                                    (0.0385)    (0.0577)     (0.0529)    (0.0543)     (0.0547)
  Net realized gain ($)                                             --          --      (0.0003)    (0.0003)          --
====================================================================================================================================
Total distributions ($)                                        (0.0385)    (0.0577)     (0.0532)    (0.0546)     (0.0547)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                              1.00        1.00         1.00        1.00         1.00
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                3.92        5.93         5.46        5.59         5.61
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                        584,867     999,746    1,220,401   1,387,792    3,458,634
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
------------------------------------------------------------------------------------------------------------------------------------
  Expenses (%)                                                  0.21        0.20         0.20        0.20         0.20
  ----------------------------------------------------------------------------------------------------------------------------------
  Net investment income (%)                                     4.42        5.77         5.28        5.42         5.45
  ----------------------------------------------------------------------------------------------------------------------------------
  Expenses without reimbursement (%)                            0.52        0.35         0.31        0.29         0.31
  ----------------------------------------------------------------------------------------------------------------------------------

(1)  Less than $0.0001.

================================================================================
J.P. MORGAN INSTITUTIONAL TREASURY MONEY MARKET FUND
Per-share data                               For fiscal periods ended October 31
--------------------------------------------------------------------------------
                                                        1997(1)      1998
--------------------------------------------------------------------------------
Net asset value, beginning of period ($)                 1.00        1.00
--------------------------------------------------------------------------------
Income from investment operations:
Net investment income ($)                                0.0176      0.0539
Net realized loss on investment ($)                     (0.0000)(2) (0.0000)(2)
================================================================================
Total from investment operations ($)                     0.0176      0.0539
--------------------------------------------------------------------------------
Less distributions to shareholders from:
Net investment income ($)                               (0.0176)    (0.0539)
Net realized gain ($)                                   (0.0000)(2) (0.0000)(2)
================================================================================
Total distributions ($)                                 (0.0176)    (0.0539)
--------------------------------------------------------------------------------
Net asset value, end of period ($)                       1.00        1.00
--------------------------------------------------------------------------------
Total return (%)                                         1.77(3)     5.53
--------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                 80,924     231,319
--------------------------------------------------------------------------------
Ratio to average net assets:
--------------------------------------------------------------------------------
  Expenses (%)                                           0.04(4)     0.11
  ------------------------------------------------------------------------------
  Net investment income (%)                              5.53(4)     5.37
  ------------------------------------------------------------------------------
  Expenses without reimbursement (%)                     1.10(4)     0.44
  ------------------------------------------------------------------------------

(1)  The fund commenced operations on 7/8/97.
(2)  Less than $0.0001.
(3)  Not annualized.
(4)  Annualized.

16 |

====================================================================================================================================
J.P. MORGAN INSTITUTIONAL FEDERAL MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
Per-share data                                                         For the fiscal periods ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                1994        1995         1996        1997         1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ($)                        1.00        1.00         1.00        1.00         1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income ($)                                       0.0354      0.0555       0.0508      0.0521       0.0535
Net realized gain (loss) on investment ($)                     (0.0000)     0.0003       0.0006      0.0001       0.0000
====================================================================================================================================
Total from investment operations ($)                            0.0354      0.0558       0.0514      0.0522       0.0535
------------------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
Net investment income ($)                                      (0.0354)    (0.0555)     (0.0508)    (0.0521)     (0.0535)
Net realized gain ($)                                          (0.0001)         --      (0.0003)    (0.0007)          --
====================================================================================================================================
Total distributions ($)                                        (0.0355)    (0.0555)     (0.0511)    (0.0528)     (0.0535)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                              1.00        1.00         1.00        1.00         1.00
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                3.61        5.69         5.23        5.41         5.48
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                        80,146     145,108      109,050     137,306      969,873
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
------------------------------------------------------------------------------------------------------------------------------------
  Expenses (%)                                                  0.20        0.20         0.20        0.20         0.20
  ----------------------------------------------------------------------------------------------------------------------------------
  Net investment income (%)                                     3.81        5.56         5.09        5.19         5.31
  ----------------------------------------------------------------------------------------------------------------------------------
  Expenses without reimbursement (%)                            0.67        0.51         0.46        0.46         0.41
  ----------------------------------------------------------------------------------------------------------------------------------

(1)  Less than $0.0001.

====================================================================================================================================
J.P. MORGAN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
Per-share data                                                           For the fiscal periods ended August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                1994        1995         1996        1997         1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ($)                        1.00        1.00         1.00        1.00         1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                                     0.0228      0.0352       0.0331      0.0330       0.0339
  Net realized loss on investment ($)                          (0.0000)(1) (0.0002)     (0.0000)(1) (0.0000)(1)  (0.0000)(1)
====================================================================================================================================
Total from investment operations ($)                            0.0228      0.0350       0.0331      0.0330       0.0339
------------------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
  Net investment income ($)                                    (0.0228)    (0.0352)     (0.0331)    (0.0330)     (0.0339)
  Net realized gain ($)                                        (0.0000)(1)      --           --          --           --
====================================================================================================================================
Total distributions ($)                                        (0.0228)    (0.0352)     (0.0331)    (0.0330)     (0.0339)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                              1.00        1.00         1.00        1.00         1.00
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                                2.30        3.57         3.36        3.35         3.45
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                        46,083     100,142      163,569     290,943      594,291
------------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
------------------------------------------------------------------------------------------------------------------------------------
  Expenses (%)                                                  0.35        0.35         0.35        0.29         0.22
  ----------------------------------------------------------------------------------------------------------------------------------
  Net investment income (%)                                     2.34        3.49         3.28        3.29         3.37
  ----------------------------------------------------------------------------------------------------------------------------------
  Expenses without reimbursement (%)                            1.00        0.50         0.42        0.39         0.35
  ----------------------------------------------------------------------------------------------------------------------------------

(1)  Less than $0.0001.

                                                                            | 17

FOR MORE INFORMATION

For investors who want more information on these funds, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for a fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of a fund's policies, investment restrictions, and business structure. This prospectus incorporates each fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the funds, may be obtained by contacting:

J.P. Morgan Institutional Funds
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036

Telephone:  1-800-766-7722

Hearing impaired:  1-888-468-4015

Email:  JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The funds' investment company and 1933 Act registration numbers are:

J.P. Morgan Institutional Prime Money Market Fund .........   811-07342 and
                                                                  033-54642

J.P. Morgan Institutional Treasury Money Market Fund ......   811-07342 and
                                                                  033-54642

J.P. Morgan Institutional Federal Money Market Fund .......   811-07342 and
                                                                  033-54642

J.P. Morgan Institutional Tax Exempt Money Market Fund ....   811-07342 and
                                                                  033-54642


J.P. MORGAN INSTITUTIONAL FUNDS AND THE MORGAN TRADITION
The J.P. Morgan Institutional Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Institutional Funds offer a broad array of distinctive opportunities for mutual fund investors.

IMMCP-993

JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Institutional Funds

Advisor                                   Distributor
J.P. Morgan Investment Management Inc.    Funds Distributor, Inc.
522 Fifth Avenue                          60 State Street
New York, NY 10036                        Boston, MA 02109
1-800-766-7722                            1-800-221-7930

MARCH 1, 1999


PROSPECTUS

J.P. MORGAN INSTITUTIONAL SERVICE MONEY MARKET FUNDS

Prime Money Market Fund

Treasury Money Market Fund

Federal Money Market Fund

Tax Exempt Money Market Fund

-------------------------------------
Seeking to provide high current income
consistent with the preservation of
capital and same-day liquidity

This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

Distributed by Funds Distributor, Inc.

JPMorgan

(THIS PAGE IS INTENTIONALLY LEFT BLANK)

Contents
--------------------------------------------------------------------------------
2
Each fund's goal, investment approach,
risks, expenses and performance

J.P. MORGAN INSTITUTIONAL SERVICE MONEY MARKET FUNDS

J.P. Morgan Institutional Service Prime Money Market Fund ..................   2
J.P. Morgan Institutional Service Treasury Money Market Fund ...............   4
J.P. Morgan Institutional Service Federal Money Market Fund ................   6
J.P. Morgan Institutional Service Tax Exempt Money Market Fund .............   8

10
Principles and techniques common
to the funds in this prospectus

MONEY MARKET MANAGEMENT APPROACH

J.P. Morgan ...............................................................   10
J.P. Morgan Institutional Service Money Market ............................   10
The spectrum of money market funds ........................................   10
Who may want to invest ....................................................   10
Money market investment process ...........................................   11

12
Investing in the J.P. Morgan Institutional
Service Money Market Funds

YOUR INVESTMENT

Investing through a service organization ..................................   12
Investing through an employer-sponsored retirement plan ...................   12
Investing through an IRA or rollover IRA ..................................   12
Investing directly ........................................................   12
Opening your account ......................................................   12
Adding to your account ....................................................   12
Selling shares ............................................................   13
Account and transaction policies ..........................................   13
Dividends and distributions ...............................................   14
Tax considerations ........................................................   14

15
More about the funds'
business operations

FUND DETAILS

Master/feeder structure ...................................................   15
Management and administration .............................................   15
Financial highlights ......................................................   16

FOR MORE INFORMATION ..............................................   back cover

J.P. MORGAN INSTITUTIONAL SERVICE
PRIME MONEY MARKET FUND
--------------------------------------------------------------------------------
REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
(J.P. MORGAN INSTITUTIONAL SERVICE PRIME MONEY MARKET FUND)

GOAL
The fund's goal is to maximize current income consistent with the preservation of capital and same-day liquidity. This goal can be changed only with shareholder approval.

INVESTMENT APPROACH
The fund looks for investments across a broad spectrum of U.S. dollar-denominated money market securities, typically emphasizing different types of securities at different times in order to take advantage of changing yield differentials. The fund's investments may include obligations issued by the U.S. Treasury, government agencies, domestic and foreign banks and corporations, foreign governments, repurchase agreements, reverse repurchase agreements, as well as asset-backed securities, taxable municipal obligations, and other money market instruments. Some of these investments may be illiquid or purchased on a when-issued or delayed delivery basis.

The fund's yield will vary in response to changes in interest rates. How well the fund's yield compares to the yields of similar money market funds will depend on the success of the investment process described on page 11.

As with all money market funds, the fund's investments are subject to various risks, which, while generally considered to be minimal, could cause its share price to fall below $1. For example, the issuer or guarantor of a portfolio security or the counterparty to a contract could default on its obligation. An unexpected rise in interest rates could also lead to a loss in share price if the fund is near the maximum allowable dollar weighted average maturity (currently not to exceed 90 days) at the time. To the extent that the fund invests in foreign securities, the fund could lose money because of foreign government actions, political instability, or lack of adequate and accurate information. Also, the fund may have difficulty valuing its illiquid holdings and may be unable to sell them at the time or price it desires. While these possibilities exist, the fund's investment process and management policies are designed to minimize the likelihood and impact of these risks. To date, through this process, the fund's share price has never deviated from $1.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.


PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages approximately $316 billion, including more than $12.6 billion using similar strategies as the fund.

The portfolio management team is led by Robert R. Johnson, vice president, who has been on the team since the fund's inception and has been at J.P. Morgan since 1988, Daniel B. Mulvey, vice president, who joined the team in January of 1995 and has been at J.P. Morgan since 1991, and by John Donohue, vice president, who has been on the team since joining J.P. Morgan in June of 1997. Prior to managing this fund, Mr. Donohue was an Institutional Money Market Portfolio Manager at Goldman Sachs & Co.
--------------------------------------------------------------------------------
Before you invest
Investors considering these funds should understand that:

o There is no assurance that these funds will meet their investment goals

o These funds do not represent complete investment programs

2 | J.P. MORGAN INSTITUTIONAL SERVICE PRIME MONEY MARKET FUND

PERFORMANCE (unaudited)
The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Service Prime Money Market Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the last ten calendar years.

The table indicates the risks by showing how the fund's average annual returns for the past one year, five years and ten years compared to those of the IBC's First Tier Money Fund Average. This is an average of all major first tier money fund returns. The fund's past performance does not necessarily indicate how the fund will perform in the future.

Year-by-year total return (%)    Shows changes in returns by calendar year(1,2)
--------------------------------------------------------------------------------
      1989    1990    1991    1992    1993   1994    1995   1996   1997    1998

12%
9%    9.13    8.04
6%                    6.07                           5.79   5.21   5.41    5.30
3%                            3.67    2.83   3.95
0%
--------------------------------------------------------------------------------
o  J.P. Morgan Institutional Service Prime Money Market Fund

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 2.33% (for the quarter ended 6/30/89); and the lowest quarterly return was 0.69% (for the quarter ended 9/30/93).

PERFORMANCE (unaudited)

Average annual total return (%) Shows performance overtime, for periods ended December 31, 1998(1)
--------------------------------------------------------------------------------
                                         Past 1 yr.  Past 5 yrs.    Past 10 yrs.
J.P. Morgan Institutional Service
 Prime Money Market Fund (after expenses)  5.30         5.13            5.52
--------------------------------------------------------------------------------
IBC's First Tier Money Fund Average
 (after expenses)                          4.88         4.78             N/A
--------------------------------------------------------------------------------

INVESTOR EXPENSES
The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted form fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)

Management fees                                                 0.12
Marketing (12b-1) fees                                          None
Other expenses(4)
 (after reimbursement)                                          0.19
Service fees(5)                                                 0.25
--------------------------------------------------------------------------------
Total operating expenses(4)                                     0.56
--------------------------------------------------------------------------------

Expense example
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.
--------------------------------------------------------------------------------
                          1 yr.       3 yrs.      5yrs.       10 yrs.
Your cost($)               57          180         313         702
--------------------------------------------------------------------------------
1 The fund commenced operations on 10/23/97. Returns reflect performance of the J.P. Morgan Prime Money Market Fund, a separate feeder fund investing in the same master portfolio, prior to that date.

  Returns for periods prior to 7/31/93 reflect performance of The Pierpont Money Market Fund, the predecessor of the J.P. Morgan Prime Money Market Fund. These returns reflect lower operating expenses than those of the fund. Therefore, these returns may be higher than the fund's would have been had it existed during the same period.

2 The fund's fiscal year end is 11/30.

3 The fund has a master/feeder structure as described on page 15. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, before reimbursement, expressed as a percentage of the fund's average net assets.

4 After reimbursement, other expenses and total operating expenses are 0.08% and 0.45%, respectively. This reimbursement can be changed or terminated at any time at the option of J.P. Morgan.

5 Service Organizations (described on page 12) may charge other fees to their customers who are the beneficial owners of shares in connection with their customers' accounts. Such fees, if any, may affect the return such customers realize with respect to their investments.



                   J.P. MORGAN INSTITUTIONAL SERVICE PRIME MONEY MARKET FUND | 3

J.P. MORGAN INSTITUTIONAL SERVICE
TREASURY MONEY MARKET FUND                             TICKER SYMBOL: JPMXX
--------------------------------------------------------------------------------
REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
(J.P. MORGAN INSTITUTIONAL SERVICE TREASURY MONEY
MARKET FUND)

[GRAPHIC OMITTED]
GOAL
The fund's goal is to provide high current income consistent with the preservation of capital and same-day liquidity. This goal can be changed without shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH
The fund purchases securities that offer the highest credit quality and provide regular income. It invests exclusively in U.S. Treasury obligations and repurchase agreements collateralized by these obligations. Some of these investments may be purchased on a when-issued or delayed delivery basis.

The fund's yield will vary in response to changes in interest rates. How well the fund's yield compares to the yields of similar money market funds will depend on the success of the investment process described on page 11.

While the fund's U.S. Treasury obligations are backed by the full faith and credit of the federal government, investors should bear in mind that any repurchase agreements the fund may hold do not have this guarantee (even though they are fully collateralized by Treasuries), and that in any case, government guarantees do not extend to shares of the fund itself.

The portion of the fund's income derived from direct investments in U.S. Treasury obligations may be exempt from state and local personal income taxes.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages approximately $316 billion, including more than $12.6 billion using similar strategies as the fund.

The portfolio management team is led by Robert R. Johnson, vice president, who has been on the team since the fund's inception and has been at J.P. Morgan since 1988, Daniel B. Mulvey, vice president, who joined the team in January of 1995 and has been at J.P. Morgan since 1991, and by John Donohue, vice president, who has been on the team since joining J.P. Morgan in June of 1997. Prior to managing this fund, Mr. Donohue was an Institutional Money Market Portfolio Manager at Goldman Sachs & Co.
--------------------------------------------------------------------------------
Before you invest
Investors considering these funds should understand that:

o There is no assurance that these funds will meet their investment goals

o These funds do not represent complete investment programs

4 | J.P. MORGAN INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND

PERFORMANCE (unaudited)
The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Service Treasury Money Market Fund.

The bar chart indicates the risks by showing the performance of the fund's shares during its first complete calendar year of operations.

The table indicates the risks by showing how the fund's average annual returns for the past one year and life of the fund compared to those of the IBC's U.S. Treasury and Repo Money Fund Average. This is an average of all major U.S. treasury and repo money market fund returns.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Total return (%)            Shows changes in returns by calendar year(1)
--------------------------------------------------------------------------------
                                                                  1998

6%
3%                                                                5.14
0%
--------------------------------------------------------------------------------
o  J.P. Morgan Institutional Service Treasury Money Market Fund

For the period covered by this total return chart, the fund's highest quarterly return was 1.31% (for the quarter ended 9/30/98); and the lowest quarterly return was 1.17% (for the quarter ended 12/31/98).

PERFORMANCE (unaudited)
Average annual total return (%) Shows performance overtime, for period ended December 31, 1998(2)
--------------------------------------------------------------------------------
                                                   Past 1 yr.    Life of fund
J.P. Morgan Institutional Service
 Treasury Money Market Fund (after expenses)          5.14           5.23
--------------------------------------------------------------------------------
IBC's U.S. Treasury & Repo Money Fund Average         4.71           4.76
--------------------------------------------------------------------------------

INVESTOR EXPENSES
The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted form fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)

Management fees                                                   0.20
Marketing (12b-1) fees                                            None
Other expenses(4)                                                 0.21
Service fees(5)                                                   0.25
--------------------------------------------------------------------------------
Total operating expenses(4)                                       0.66
--------------------------------------------------------------------------------

Expense example
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.
--------------------------------------------------------------------------------
                     1 yr.        3 yrs.      5 yrs.      10 yrs.
Your cost($)          67           211         368         823
--------------------------------------------------------------------------------
1 The fund's fiscal year end is 10/31.

2 The fund commenced operations on 7/7/97 and performance is calculated as of 7/31/97.

3 The fund has a master/feeder structure as described on page 15. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, before reimbursement, expressed as a percentage of the fund's average net assets.

4 After reimbursement, other expenses and total operating expenses are 0.00% and 0.45%, respectively. This reimbursement can be changed or terminated at any time at the option of J.P. Morgan.

5 Service Organizations (described on page 12) may charge other fees to their customers who are the beneficial owners of shares in connection with their customers' accounts. Such fees, if any, may affect the return such customers realize with respect to their investments.


                J.P. MORGAN INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND | 5

J.P. MORGAN INSTITUTIONAL SERVICE
FEDERAL MONEY MARKET FUND
--------------------------------------------------------------------------------
REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
(J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND)

[GRAPHIC OMITTED]
GOAL
The fund's goal is to provide high current income consistent with the preservation of capital and same-day liquidity. This goal can be changed only with shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH
The fund purchases securities that offer very high credit quality and pay regular income that is generally free from state and local income taxes. It invests exclusively in U.S. government agency obligations such as the Federal Farm Credit Bank, the Tennessee Valley Authority, the Federal Home Loan Bank, the Student Loan Marketing Association, and in obligations of the U.S. Treasury. Some of these investments may be purchased on a when-issued or delayed delivery basis.

The fund's yield will vary in response to changes in interest rates. How well the fund's yield compares to the yields of similar money market funds will depend on the success of the investment process described on page 11.

While the fund's U.S. Treasury obligations are backed by the full faith and credit of the Government, investors should bear in mind that any agency obligations the fund may hold do not have this guarantee, and that in any case government guarantees do not extend to shares of the fund itself.

Most of the fund's income is generally exempt from state and local personal income taxes and from some corporate income taxes (although not federal income taxes). Because of this beneficial tax status, the fund's yields are generally lower than those of taxable money market funds when compared on a pre-tax basis.

As with all money market funds, the fund's investments are subject to various risks, which, while generally considered to be minimal, could cause its share price to fall below $1. For example, the issuer or guarantor of a portfolio security could default on its obligation. An unexpected rise in interest rates could also lead to a loss in share price if the fund is near the maximum allowable dollar weighted average maturity (currently not to exceed 90 days) at the time. However, the fund's investment process and management policies are designed to minimize the likelihood and impact of these risks. To date, through this process, the fund's share price has never deviated from $1.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages approximately $316 billion, including more than $12.6 billion using similar strategies as the fund.

The portfolio management team is led by Robert R. Johnson, vice president, who has been on the team since the fund's inception and has been at J.P. Morgan since 1988, Daniel B. Mulvey, vice president, who joined the team in January of 1995 and has been at J.P. Morgan since 1991, and by John Donohue, vice president, who has been on the team since joining J.P. Morgan in June of 1997. Prior to managing this fund, Mr. Donohue was an Institutional Money Market Portfolio Manager at Goldman Sachs & Co.
--------------------------------------------------------------------------------
Before you invest
Investors considering these funds should understand that:

o There is no assurance that these funds will meet their investment goals

o These funds do not represent complete investment programs

6 | J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND

PERFORMANCE (unaudited)
The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Service Federal Money Market Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the last five calendar years.

The table indicates the risks by showing how the fund's average annual returns for the past one year, five years and life of the fund compared to those of the IBC's U.S. Government and Agency Money Market Fund Average. This is an average of all major U.S. government and agency money market fund returns.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Year-by-year total return (%)    Shows changes in returns by calendar year(1,2)
--------------------------------------------------------------------------------
            1994      1995        1996         1997        1998

6%                    5.59        4.99         5.18        5.21
3%          3.78
0%
--------------------------------------------------------------------------------
o  J.P. Morgan Institutional Service Federal Money Market Fund

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 1.41% (for the quarter ended 6/30/95); and the lowest quarterly return was 0.67% (for the quarter ended 3/31/94).

PERFORMANCE (unaudited)
Average annual total return (%) Shows performance overtime, for period ended December 31, 1998(1)
--------------------------------------------------------------------------------
                                           Past 1 yr.  Past 5 yrs.  Life of fund
J.P. Morgan Institutional Service
 Federal Money Market Fund                    5.21        4.95         4.58
--------------------------------------------------------------------------------
IBC's U.S. Government and Agency Money
 Market Fund Average (after expenses)         4.79        4.60         4.28
--------------------------------------------------------------------------------

INVESTOR EXPENSES

The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted form fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)

Management fees                                                 0.19
Marketing (12b-1) fees                                          None
Other expenses(4)
(after reimbursement)                                           0.88
Service fees(5)                                                 0.25
--------------------------------------------------------------------------------
Total operating expenses(4)                                     1.32
--------------------------------------------------------------------------------

Expense example
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.
--------------------------------------------------------------------------------
                     1 yr.    3 yrs.      5 yrs.      10 yrs.
Your cost($)         134       418         724         1590
--------------------------------------------------------------------------------

1 The fund commenced operations on 11/6/97. Returns reflect performance of the J.P. Morgan Federal Money Market Fund, a separate feeder fund investing in the same master portfolio, prior to that date.

2 The fund's fiscal year end is 10/31.

3 The fund has a master/feeder structure as described on page 15. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, before reimbursement, expressed as a percentage of the fund's average net assets.

4 After reimbursement, other expenses and total operating expenses are 0.01% and 0.45%, respectively. This reimbursement can be changed or terminated at any time at the option of J.P. Morgan.

5 Service Organizations (described on page 12) may charge other fees to their customers who are the beneficial owners of shares in connection with their customers' accounts. Such fees, if any, may affect the return such customers realize with respect to their investment.


J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND | 7

J.P. MORGAN INSTITUTIONAL SERVICE
TAX EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
(J.P. MORGAN INSTITUTIONAL SERVICE TAX EXEMPT MONEY MARKET
FUND)

[GRAPHIC OMITTED]
GOAL
The fund's goal is to maximize current income that is exempt from federal income tax consistent with the preservation of capital and same-day liquidity. This goal can be changed only with shareholder approval.

[GRAPHIC OMITTED]
INVESTMENT APPROACH
The fund invests primarily in high quality municipal obligations whose income is exempt from federal income taxes. The fund's municipal obligations must fall into the highest short-term rating category (top two highest categories for New York State obligations) or be of equivalent quality. The fund may also invest in certain structured municipal obligations, and in certain municipal or other obligations whose income is subject to tax, including the alternative minimum tax. Although the fund is permitted to hold these other obligations or cash, it aims to be fully invested in municipal obligations. In order to maintain liquidity, the fund may buy securities with puts that allow the fund to liquidate the securities on short notice. Some of the fund's securities may be purchased on a when-issued or delayed delivery basis.

The fund's yield will vary in response to changes in interest rates. How well the fund's yield compares to the yields of similar money market funds will depend on the success of the investment process described on page 11.

As with all money market funds, the fund's investments are subject to various risks, which, while generally considered to be minimal, could cause its share price to fall below $1. For example, the issuer or guarantor of a portfolio security or the counterparty to a contract could default on its obligation. An unexpected rise in interest rates could also lead to a loss in share price if the fund is near the maximum allowable dollar weighted average maturity (currently not to exceed 90 days) at the time. However, the fund's investment process and management policies are designed to minimize the likelihood and impact of these risks. To date, through this process, the fund's share price has never deviated from $1.

The fund's income is generally exempt from federal income taxes. A small portion may be exempt from state or local income taxes.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

PORTFOLIO MANAGEMENT
The fund's assets are managed by J.P. Morgan, which currently manages approximately $316 billion, including more than $12.6 billion using similar strategies as the fund.

The portfolio management team is led by Daniel B. Mulvey, vice president, who has been on the team since August of 1995 and has been at J.P. Morgan since 1991, and by Richard W. Oswald, vice president, who has been on the team since joining J.P. Morgan in October of 1996. Prior to managing this fund, Mr. Oswald served as Treasurer of CBS and President of its finance unit.
--------------------------------------------------------------------------------
Before you invest
Investors considering these funds should understand that:

o There is no assurance that these funds will meet their investment goals

o These funds do not represent complete investment programs

8 | J.P. MORGAN INSTITUTIONAL SERVICE TAX EXEMPT MONEY MARKET FUND

PERFORMANCE (unaudited)
The bar chart and table shown below provide some indication of the risks of investing J.P. Morgan Institutional Service Tax Exempt Money Market Fund.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the last ten calendar years.

The table indicates the risks by showing how the fund's average annual returns for the past one year, five years and ten years compare to those of the IBC's Tax Exempt Money Market Fund average. This is an average of all major tax free money market fund returns.

Year-by-year total return (%)    Shows changes in returns by calendar year(1,2)
--------------------------------------------------------------------------------
          1989    1990   1991   1992   1993   1994    1995   1996   1997   1998

6%        6.11    5.58
3%                       4.16                         3.52   3.12   3.26   3.49
0%                              2.71   2.04   2.50
--------------------------------------------------------------------------------
o  J.P. Morgan Institutional Service Tax Exempt Money Market Fund

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 1.60% (for the quarter ended 6/30/89); and the lowest quarterly return was 0.47% (for the quarter ended 3/31/94).

PERFORMANCE (unaudited)
Average annual total return (%) Shows performance overtime, for periods ended December 31, 19981
--------------------------------------------------------------------------------
                                         Past 1 yr.  Past 5 yrs.  Past 10 yrs.
J.P. Morgan Institutional Service
  Tax Exempt Money Market Fund              3.49        3.18         3.64
--------------------------------------------------------------------------------
IBC's Tax Exempt Money Market Fund
  Average (after expenses)                  2.90        2.92         3.46
--------------------------------------------------------------------------------

INVESTOR EXPENSES

The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted form fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)

Management fees                                                   0.16
Marketing (12b-1) fees                                            None
Other expenses(4)                                                 5.42
Service fees(5)                                                   0.25
--------------------------------------------------------------------------------
Total operating expenses(4)                                       5.83
--------------------------------------------------------------------------------

Expense example
The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.
--------------------------------------------------------------------------------
                     1 yr.      3 yrs.      5 yrs.      10 yrs.
Your cost($)         581        1727         2855        5594
--------------------------------------------------------------------------------

1 The fund commenced operations on 11/4/97. Returns reflect performance of the J.P. Morgan Tax Exempt Money Market Fund, a separate feeder fund investing in the same master portfolio, prior to that date. Returns for periods prior to 7/31/93 reflect performance of The Pierpont Tax Exempt Money Market Fund, the predecessor of the J.P. Morgan Tax Exempt Money Market Fund.

2 The fund's fiscal year end is 8/31.

3 The fund has a master/feeder structure as described on page 15. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, before reimbursement, expressed as a percentage of the fund's average net assets.

4 After reimbursement, other expenses and total operating expenses are 0.04% and 0.45%, respectively. This reimbursement can be changed or terminated at any time at the option of J.P. Morgan.

5 Service Organizations (described on page 12) may charge other fees to their customers who are the beneficial owners of shares in connection with their customers' accounts. Such fees, if any, may affect the return such customers realize with respect to their investments.


              J.P. MORGAN INSTITUTIONAL SERVICE TAX EXEMPT MONEY MARKET FUND | 9

MONEY MARKET MANAGEMENT APPROACH
--------------------------------------------------------------------------------


J.P. MORGAN
Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 300 analysts and portfolio managers around the world and has approximately $316 billion in assets under management, including assets managed by the funds' advisor, J.P. Morgan Investment Management Inc.


J.P. MORGAN INSTITUTIONAL SERVICE MONEY MARKET FUNDS
Each of these funds invests in high-quality short-term debt securities by investing through a master portfolio (another fund with the same goal). Each fund accrues dividends daily, pays them to shareholders monthly, and seeks to maintain a stable $1 share price.

THE SPECTRUM OF MONEY MARKET FUNDS The funds described in this prospectus differ primarily in the types of securities they hold and in the tax status of the income they offer. The table below provides an overview of the main types of securities in which each fund may invest. The distinguishing features of each money market fund are described in more detail on the preceding pages.

WHO MAY WANT TO INVEST The funds are designed for investors who:

o want an investment that strives to preserve capital
o want regular income from a high quality portfolio o want a highly liquid investment o are looking for an interim investment
o are pursuing a short-term goal
o are seeking income that is generally exempt from state and local income taxes (in the case of Federal Money Market Fund) or exempt from federal income tax (in the case of Tax Exempt Money Market Fund)

The funds are not designed for investors who:
o are investing for long-term growth
o are investing for high income
o require the added security of the FDIC insurance
o in the case of Tax Exempt Money Market Fund, are investing through an IRA or other tax-advantaged retirement plan

MONEY MARKET FUNDS
AND STABILITY
Money market funds are subject to a range of federal regulations designed to promote stability. For example, money market funds must maintain a weighted average maturity of no more than 90 days, and generally may not invest in any securities with a remaining maturity of more than 13 months. Keeping the weighted average maturity this short helps funds in their pursuit of a stable $1 share price.

Primary investments
--------------------------------------------------------------------------------


                       Service          Service       Service       Service
                       Prime            Treasury      Federal       Tax Exempt
                       Money Market     Money Market  Money Market  Money Market
--------------------------------------------------------------------------------
U.S. Treasuries*         o                o             o
--------------------------------------------------------------------------------
U.S. government
agency                   o                              o
instruments
--------------------------------------------------------------------------------
Domestic &
foreign bank             o
obligations
--------------------------------------------------------------------------------
Domestic &
foreign
short-term               o
corporate
obligations
--------------------------------------------------------------------------------
Foreign
governments              o
--------------------------------------------------------------------------------
Illiquid holdings        o
--------------------------------------------------------------------------------
Repurchase
agreements and           o                o
reverse repurchase
agreements
--------------------------------------------------------------------------------
Tax-exempt
municipal                                                              o
obligations**
--------------------------------------------------------------------------------
*  Income is generally exempt from state and local income taxes
** Income is generally exempt from federal income taxes


10|

Money Market Investment Process

While each fund follows its own strategy, the funds as a group share a single investment philosophy. This philosophy, developed by the funds' advisor, emphasizes investment quality through in-depth research of short-term securities and their issuers. This allows each fund to focus on providing current income without compromising share price stability.

In researching short-term securities, J.P. Morgan's credit analysts enhance the data furnished by rating agencies by drawing on the insights of J.P. Morgan's fixed income trading specialists and equity analysts. Only securities highly rated by independent rating agencies as well as J.P. Morgan's proprietary ratings system are considered for investment.

In managing the funds described in this prospectus, J.P. Morgan employs a three-step process:

[GRAPHIC OMITTED]
J.P. Morgan uses a disciplined process to control each fund's sensitivity to interest rates

Maturity determination Based on analysis of a range of factors, including current yields, economic forecasts, and anticipated fiscal and monetary policies, J.P. Morgan establishes the desired dollar weighted average maturity for each fund within the permissible 90-day range. Controlling weighted average maturity allows the funds to manage risk, since securities with shorter maturities are typically less sensitive to interest rate shifts than those with longer maturities.

[GRAPHIC OMITTED]
The funds invest across different sectors for diversification and to take advantage of yield spreads

Sector allocation Analysis of the yields available in different sectors of the short-term debt market allows J.P. Morgan to adjust each fund's sector allocation, with the goal of enhancing current income while also maintaining diversification across permissible sectors.

[GRAPHIC OMITTED]
Each fund selects its securities as described earlier in this prospectus


Security selection Based on the results of the firm's credit research and each fund's maturity determination and sector allocation, the portfolio managers and dedicated fixed-income traders make buy and sell decisions according to each fund's goal and strategy.

                                                                            | 11

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Institutional Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A SERVICE ORGANIZATION
Prospective investors may purchase shares of each fund with the assistance of a service organization. Your service organization is paid by the fund to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your service organization and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN
Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA
Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY
Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Determine the amount you are investing. The minimum amount for initial investments in a fund is $10,000,000 and for additional investments $25,000, although these minimums may be less for some investors. A service organization may impose a minimum amount for initial and subsequent investments in a fund and may establish other requirements such as a minimum account balance. Customers should contact their service organization for further information concerning such requirements and charges. For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown below.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.

OPENING YOUR ACCOUNT

  By wire
o Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:


  Morgan Guaranty Trust Company of New York - Delaware
  Routing number: 031-100-238
  Credit: J.P. Morgan Institutional Funds
  Account number: 001-57-689
  FFC: your account number, name of registered owner(s) and fund name


  By check
o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with your completed application to the Shareholder Services Agent.

  By exchange
o Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

  By wire
o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

  By check
o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

  By exchange
o Call the Shareholder Services Agent to effect an exchange.

12 | YOUR INVESTMENT

SELLING SHARES

  By phone -- wire payment
o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

  By phone -- check payment
o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

  In writing
o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o Mail the letter to the Shareholder Services Agent.

  By exchange
o Call the Shareholder Services Agent to effect an exchange.

Redemption in kind
o Each fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES
Telephone orders The funds accept telephone orders from all shareholders. To guard against fraud, the funds require shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if a fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in these funds for shares in any other J.P. Morgan Institutional or J.P. Morgan mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that, for tax purposes, an exchange is considered a sale.

A fund may alter, limit, or suspend its exchange policy at any time.


Business days and NAV calculations The funds' regular business days are the same as those of the New York Stock Exchange. The Service Federal and Service Tax Exempt Money Market Funds calculate their net asset value per share (NAV) every business day at 4:00 p.m. eastern time. The Service Treasury Money Market Fund calculates its NAV every business day at 4:30 p.m. eastern time. The Service Prime Money Market Fund calculates its NAV every business day at 5:00 p.m. eastern time.


Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Purchase and redemption orders for each fund must be received by the times indicated in the table below:

Fund                                                 Cut-off Time
Service Prime Money Market                           5:00 p.m.
Service Treasury Money Market                        4:30 p.m.
Service Federal Money Market                         2:00 p.m.
Service Tax Exempt Money Market                      12:00 noon

--------------------------------------------------------------------------------

Shareholder Services Agent
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036
1-800-766-7722

Representatives are available 8:00 a.m. to 5:00 p.m. eastern time on fund business days.

                                                            YOUR INVESTMENT | 13

For the purchase to be effective and dividends to be earned on the same day, immediately available funds must be received by 4:00 p.m. for Service Federal and Service Tax Exempt Money Market Funds, by 4:30 p.m. for Service Treasury Money Market Fund and by 5:00 p.m. for Service Prime Money Market Fund eastern time on a fund business day. A fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.

Timing of settlements When you buy shares, you will become the owner of record when a fund receives your payment.

Redemption orders for each fund received by the respective cut-off times will be paid in immediately available funds, normally on the same day, according to instructions on file.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The funds send monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months, each fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS
Substantially all income dividends are declared daily and paid monthly. If all of an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of the funds earn dividends on the business day their purchase is effective, but not on the business day their redemption is effective.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Institutional Fund.

TAX CONSIDERATIONS
In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. The transactions below typically create the following tax liabilities:

--------------------------------------------------------------------------------
Transaction                                            Tax status

--------------------------------------------------------------------------------
Income dividends from Prime                            Ordinary income
Money Market, Treasury Money
Market and Federal Money
Market Funds

--------------------------------------------------------------------------------
Income dividends from Tax                              Exempt from federal
Exempt Money Market Fund                               income taxes

--------------------------------------------------------------------------------
Short-term capital gains                               Ordinary income
distributions

Every January, each fund issues tax information on its distributions for the previous year.

Any investor for whom a fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.

14 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE


As noted earlier, each fund is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)


Each master portfolio accepts investments from other feeder funds, and all the feeders of a given master portfolio bear the portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-766-7722. Generally, when a master portfolio seeks a vote, its feeder fund will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

Each feeder fund and its master portfolio expect to maintain consistent goals, but if they do not, the fund will withdraw from the master portfolio, receiving its assets either in cash or securities. Each fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

MANAGEMENT AND ADMINISTRATION
The feeder funds described in this prospectus and their corresponding master portfolios are all governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees each fund's other service providers.

J.P. Morgan receives the following fees for investment advisory and other services:

Advisory services 0.20% of the first $1 billion of each master portfolio's average net assets plus 0.10% over $1 billion


--------------------------------------------------------------------------------
Administrative services                  Master portfolio's and fund's pro-
(fee shared with Funds                   rata portions of 0.09% of the
Distributor, Inc.)                       first $7 billion of average
                                         net assets in J.P. Morgan-
                                         advised portfolios, plus 0.04%
                                         over $7 billion


--------------------------------------------------------------------------------
Shareholder services                     0.05% of each fund's
                                         average net assets

Each fund has a service plan which allows it to pay service organizations up to 0.25% of the average net assets of the shares held in the name of the service organization.

J.P. Morgan may also pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in a fund.


Year 2000 Fund operations and shareholders could be adversely affected if the computer systems used by J.P. Morgan, the funds' other service providers and other entities with computer systems linked to the funds do not properly process and calculate January 1, 2000 and after date-related information. J.P. Morgan is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. However, it is not certain that these actions will be sufficient to prevent these date-related problems from adversely impacting fund operations and shareholders. In addition, to the extent that operations of issuers of securities held by the funds are impaired by date-related problems or prices of securities decline as a result of real or perceived date-related problems of issuers held by the funds or generally, the net asset value of the fund will decline.


                                                               FUND DETAILS | 15

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The financial tables are intended to help you understand each fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends are distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each fund's financial statements, are included in the respective fund's annual report, which are available upon request.


--------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL SERVICE PRIME MONEY MARKET FUND

Per-share data  For the fiscal periods ended November 30  1997(1)       1998
--------------------------------------------------------------------------------
Net asset value, beginning of period ($)                  1.00          1.00
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                            0.0057        0.0523
   Net realized loss on investment ($)                 (0.0000)(2)   (0.0000)(2)
--------------------------------------------------------------------------------
Total from investment operations ($)                    0.0057        0.0523
--------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income ($)                           (0.0057)      (0.0523)
   Net realized gain ($)                                    --       (0.0000)(2)
--------------------------------------------------------------------------------
Total distributions ($)                                (0.0057)      (0.0523)
--------------------------------------------------------------------------------
Net asset value, end of period ($)                        1.00          1.00
--------------------------------------------------------------------------------
Total return (%)                                          0.57(3)       5.35
--------------------------------------------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                    384       470,836
--------------------------------------------------------------------------------
Ratio to average net assets:
--------------------------------------------------------------------------------
   Expenses (%)                                           0.45(4)       0.45
   -----------------------------------------------------------------------------
   Net investment income (%)                              5.28(4)       5.17
   -----------------------------------------------------------------------------
   Expenses without
   reimbursement (%)                                     35.55(4,5)     0.56
   -----------------------------------------------------------------------------
(1)  The fund commenced operations on 10/23/97.
(2)  Less than $0.0001.
(3)  Not annualized.
(4)  Annualized.
(5) Not representative of ongoing reimbursement ratio since period covers less than two months.

--------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND

Per-share data   For fiscal periods ended October 31    1997(1)     1998
--------------------------------------------------------------------------------
Net asset value, beginning of period ($)                 1.00        1.00
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                           0.0169      0.0514
   Net realized gain (loss) on investment ($)          0.0000(2)  (0.0000)(2)
--------------------------------------------------------------------------------
Total from investment operations ($)                   0.0169      0.0514
--------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income ($)                          (0.0169)    (0.0514)
   Net realized gain ($)                               0.0000(2)  (0.0000)(2)
--------------------------------------------------------------------------------
Total distributions ($)                               (0.0169)    (0.0514)
--------------------------------------------------------------------------------
Net asset value, end of period ($)                       1.00        1.00
--------------------------------------------------------------------------------
Total return (%)                                         1.71(3)     5.27
--------------------------------------------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                35,983     471,279
--------------------------------------------------------------------------------
Ratio to average net assets:
--------------------------------------------------------------------------------
   Expenses (%)                                          0.28(4)     0.37
   -----------------------------------------------------------------------------
   Net investment income (%)                             5.29(4)     5.11
   -----------------------------------------------------------------------------
   Expenses without
   reimbursement (%)                                     1.71(4)     0.66
--------------------------------------------------------------------------------

(1)  The fund commenced operations on 7/7/97.
(2)  Less than $0.0001.
(3)  Not annualized.
(4)  Annualized.

--------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND

Per-share data          For the fiscal year ended October 31        1998(1)
--------------------------------------------------------------------------------
Net asset value, beginning of period ($)                            1.00
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                      0.0517
   Net realized loss on investment ($)                           (0.0000)(2)
--------------------------------------------------------------------------------
Total from investment operations ($)                              0.0517
--------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income ($)                                     (0.0517)
   -----------------------------------------------------------------------------
   Net asset value, end of period ($)                               1.00
--------------------------------------------------------------------------------
Total return (%)                                                    5.24(3)
--------------------------------------------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                           29,459
--------------------------------------------------------------------------------
Ratio to average net assets:
--------------------------------------------------------------------------------
   Expenses (%)                                                     0.45(4)
   -----------------------------------------------------------------------------
   Net investment income (%)                                        5.07(4)
   -----------------------------------------------------------------------------
   Expenses without
   reimbursement (%)                                                1.32(4)
--------------------------------------------------------------------------------

(1)  The fund commenced operations on 11/5/97.
(2) Less than 0.0001.
(3) Not annualized.
(4) Annualized

--------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL SERVICE TAX EXEMPT MONEY MARKET FUND

Per-share data         For the fiscal year ended August 31      1998(1)
--------------------------------------------------------------------------------
Net asset value, beginning of period ($)                         1.00
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                   0.0276
   Net realized loss on investment ($)                        (0.0000)(2)
--------------------------------------------------------------------------------
Total from investment operations ($)                           0.0276
--------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income ($)                                  (0.0276)
   -----------------------------------------------------------------------------
   Net asset value, end of period ($)                            1.00
--------------------------------------------------------------------------------
Total return (%)                                                 2.80(3)
--------------------------------------------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                         8,237
--------------------------------------------------------------------------------
Ratio to average net assets:
--------------------------------------------------------------------------------
   Expenses (%)                                                  0.60(4)
   -----------------------------------------------------------------------------
   Net investment income (%)                                     2.95(4)
   -----------------------------------------------------------------------------
   Expenses without
   reimbursement (%)                                             5.83(4)
--------------------------------------------------------------------------------

(1)  The fund commenced operations on 11/4/97.
(2)  Less than $0.0001.
(3)  Not annualized.
(4)  Annualized.

                                                                            | 17

FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on these funds, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for a fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of a fund's policies, investment restrictions, and business structure. This prospectus incorporates each fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the funds, may be obtained by contacting:

J.P. Morgan Institutional Funds
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036
Telephone:  1-800-766-7722
Hearing impaired:  1-888-468-4015
Email:  JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The funds' investment company and 1933 Act registration numbers are:

J.P. Morgan Institutional Service Prime Money Market Fund .......  811-07342 and
                                                                       033-54642
J.P. Morgan Institutional Service Treasury Money Market Fund ....  811-07342 and
                                                                       033-54642
J.P. Morgan Institutional Service Federal Money Market Fund .....  811-07342 and
                                                                       033-54642
J.P. Morgan Institutional Service Tax Exempt Money Market Fund...  811-07342 and
                                                                       033-54642


J.P. MORGAN INSTITUTIONAL
FUNDS AND THE MORGAN
TRADITION

The J.P. Morgan Institutional Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Institutional Funds offer a broad array of distinctive opportunities for mutual fund investors.

JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Institutional Funds

Advisor
J.P. Morgan Investment Management Inc.
522 Fifth Avenue
New York, NY 10036
1-800-766-7722

Distributor
Funds Distributor, Inc.
60 State Street
Boston, MA 02109
1-800-221-7930

MARCH 1, 1999


PROSPECTUS

J.P. MORGAN INSTITUTIONAL
BOND FUND-ULTRA

-------------------------
Seeking high total return
by investing primarily in
fixed income securities.


This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

Distributed by Funds Distributor, Inc.


JPMorgan

Contents
--------------------------------------------------------------------------------
2
The fund's goal, investment approach,
risks, expenses and performance

J.P. MORGAN INSTITUTIONAL BOND FUND-ULTRA

Fund description ...........................................................   2
Performance ................................................................   3
Investor expenses ..........................................................   3

4
FIXED INCOME MANAGEMENT APPROACH

J.P. Morgan ................................................................   4
Who may want to invest .....................................................   4
Fixed income investment process ............................................   5


6
Investing in the J.P. Morgan
Institutional Bond Fund-Ultra

YOUR INVESTMENT

Investing through a financial professional .................................   6
Investing through an employer-sponsored retirement plan ....................   6
Investing through an IRA or rollover IRA ...................................   6
Investing directly .........................................................   6
Opening your account .......................................................   6
Adding to your account .....................................................   6
Selling shares .............................................................   7
Account and transaction policies ...........................................   7
Dividends and distributions ................................................   8
Tax considerations .........................................................   8

9
More about risk and the fund's
business operations

FUND DETAILS

Master/feeder structure ...................................................    9
Management and administration .............................................    9
Risk and reward elements ..................................................   10
Investments ...............................................................   12
Financial Highlights ......................................................   14

FOR MORE INFORMATION ..............................................   back cover

J.P. MORGAN INSTITUTIONAL
BOND FUND-ULTRA
--------------------------------------------------------------------------------
REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
(J.P. MORGAN INSTITUTIONAL BOND FUND-ULTRA)

RISK/RETURN SUMMARY
For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 10-13.

GOAL
The fund's goal is to provide high total return consistent with moderate risk of capital and maintenance of liquidity. This goal can be changed without shareholder approval.

INVESTMENT APPROACH
The fund invests primarily in fixed income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the fund's duration within one year of that of the Salomon Brothers Broad Investment Grade Bond Index (currently about five years). For a description of duration, please see fixed income investment process on page 5.

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB.

The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 3.

To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, it takes on additional risks, because these bonds are more sensitive to economic news and their issuers are in less secure financial condition. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation, or lack of adequate or accurate information. The fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. See page 8 for further discussion on the tax treatment of capital gains.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT

The fund's assets are managed by J.P. Morgan, which currently manages over $316 billion, including more than $32.9 billion using similar strategies as the fund.

The portfolio management team is led by William G. Tennille, vice president, who has been at J.P. Morgan since 1992, Connie J. Plaehn, managing director, who has been at J.P. Morgan since 1984, and John Snyder, vice president, who has been at J.P. Morgan since 1993. Mr. Tennille and Ms. Plaehn have been on the team since January 1994. Mr. Snyder has been a fixed income portfolio manager since joining J.P. Morgan.
--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o There is no assurance that the fund will meet its investment goal.

o The fund does not represent a complete investment program.

PERFORMANCE (unaudited)
The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Bond Fund-Ultra.

The bar chart indicates the risks by showing changes in the performance of the fund's shares from year to year for each of the fund's last 10 calendar years.

The table indicates the risks by showing how the fund's average annual returns for the past one, five and ten years and life of the fund compare to those of the Salomon Brothers Broad Investment Grade Bond Index. This is a widely recognized, unmanaged index of U.S. Treasury and agency securities and investment-grade mortgage and corporate bonds used as a measure of overall bond market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

Year-by-year total return (%)    Shows changes in returns by calendar year(1,2)
--------------------------------------------------------------------------------
         1989   1990   1991  1992  1993  1994  1995  1996  1997  1998

20%                                           18.17
10%     10.23  10.09  13.45        9.87                    9.13  7.74
0%                           6.53                    3.13
(10%)                                   (2.97)
--------------------------------------------------------------------------------
o J.P. Morgan Institutional Bond Fund-Ultra

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 6.30% (for the quarter ended 6/30/95); and the lowest quarterly return was -2.38% (for the quarter ended 3/31/94).

Average annual total return (%)   Shows performance over time, for periods ended
                                  December 31, 1998(1)
--------------------------------------------------------------------------------
                                        Past 1 yr.   Past 5 yrs.   Past 10 yrs.
J.P. Morgan Institutional Bond
 Fund-Ultra (after expenses)               7.74          6.97         8.49
--------------------------------------------------------------------------------
Salomon Brothers Broad Investment
 Grade Bond Index (no expenses)            8.72          7.30         9.31
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES
The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)

Management fees                                                 0.30
Marketing (12b-1) fees                                          none
Other expenses(4)                                               0.30
--------------------------------------------------------------------------------
Total annual fund(4)
operating expenses                                              0.60
--------------------------------------------------------------------------------
Expense example

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.
--------------------------------------------------------------------------------
                          1 yr.      3 yrs.      5 yrs.      10 yrs.
Your cost($)               61         192         335         750
--------------------------------------------------------------------------------
1 The fund commenced operations on 12/15/97. Returns reflect performance of J.P.
  Morgan Bond Fund (a separate feeder fund investing in the same master portfolio) from 7/31/93. Returns for the period 3/31/88 through 7/31/93 reflect performance of The Pierpont Bond Fund, the predecessor of J.P. Morgan Bond Fund.

2 The fund's fiscal year end is 10/31.

3 The fund has a master/feeder structure as described on page 9. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal period before reimbursement, expressed as a percentage of the fund's average net assets.

4 J.P. Morgan has agreed to waive and/or reimburse all fund expenses (except for those allocated to the fund by the master portfolio and extraordinary expenses). J.P. Morgan will not waive/reimburse fund expenses if such waiver/reimbursement would cause total operating expenses to be less than 0.35%, and in no case will total operating expenses exceed 0.50%. After reimbursement, other expenses and total operating expenses for the past fiscal year were 0.07% and 0.37%, respectively. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan.

                                              FIXED INCOME MANAGEMENT APPROACH 3

FIXED INCOME MANAGEMENT APPROACH
--------------------------------------------------------------------------------
J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 300 analysts and portfolio managers around the world and has more than $316 billion in assets under management, including assets managed by the fund's advisor, J.P. Morgan Investment Management Inc.


J.P. MORGAN INSTITUTIONAL BOND FUND-ULTRA

This fund invests primarily in bonds and other fixed income securities through a master portfolio (another fund with the same goal). The fund seeks high total return consistent with moderate risk.

--------------------------------------------------------------------------------
Who may want to invest

The fund is designed for investors who:

o want to add an income investment to further diversify a portfolio

o want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

o want an investment that pays monthly dividends

The fund is not designed for investors who:

o are investing for aggressive long-term growth

o require stability of principal

4 J.P. MORGAN INSTITUTIONAL BOND FUND-ULTRA

--------------------------------------------------------------------------------
FIXED INCOME INVESTMENT PROCESS

J.P. Morgan seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, J.P. Morgan seeks to gain insights in a broad range of distinct areas and takes positions in many different ones, helping the fund to limit exposure to concentrated sources of risk.

In managing the fund, J.P. Morgan employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The fund invests across a range
of different types of securities

Sector allocation The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

The fund makes its portfolio decisions as described later in this prospectus

Security selection Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the fund's goal and strategy.

J.P. Morgan uses a disciplined process
to control the fund's sensitivity
to interest rates


Duration management Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securitites owned by the fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The fund's duration is generally shorter than the fund's average maturity because the maturity of a security only measures the time until final payment is due. The fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the fund's benchmark. The strategists closely monitor the fund and make tactical adjustments as necessary.


                                     J.P. MORGAN INSTITUTIONAL BOND FUND-ULTRA 5

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Institutional Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL
If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN
Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA
Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY
Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Determine the amount you are investing. The minimum amount for initial investments is $20,000,000 and for additional investments $25,000, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.

--------------------------------------------------------------------------------
OPENING YOUR ACCOUNT

  By wire
o Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:


  Morgan Guaranty Trust Company of New York-Delaware
  Routing number: 031-100-238
  Credit: J.P. Morgan Institutional Funds
  Account number: 001-57-689
  FFC: your account number, name of registered owner(s) and fund name


  By check
o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with your completed application to the Shareholder Services Agent.

  By exchange
o Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

  By wire
o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

  By check
o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

  By exchange
o Call the Shareholder Services Agent to effect an exchange.


6 YOUR INVESTMENT

--------------------------------------------------------------------------------
SELLING SHARES

  By phone -- wire payment
o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

  By phone -- check payment
o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

  In writing
o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o Mail the letter to the Shareholder Services Agent.

  By exchange
o Call the Shareholder Services Agent to effect an exchange.

  Redemption in kind
o The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

--------------------------------------------------------------------------------
ACCOUNT AND TRANSACTION POLICIES

Telephone orders The fund accepts telephone orders from all shareholders. To guard against fraud, the fund requires shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in this fund for shares in any other J.P. Morgan Institutional or J.P. Morgan mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

The fund may alter, limit, or suspend its exchange policy at any time.


Business hours and NAV calculations The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). The fund's securities are typically priced using pricing services or market quotes. When these methods are not available or do not represent a security's value at the time of pricing (e.g. when an event occurs after the close of trading that would materially impact a security's value), the security is valued in accordance with the fund's fair valuation procedures.


Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.

--------------------------------------------------------------------------------
   Shareholder Services Agent
   J.P. Morgan Funds Services
   522 Fifth Avenue
   New York, NY 10036
   1-800-766-7722

   Representatives are available 8:00 a.m. to 5:00 p.m. eastern time on fund business days.

                                                               YOUR INVESTMENT 7

--------------------------------------------------------------------------------

Timing of settlements When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report containing information on the fund's holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund may close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

The fund typically declares income dividends daily and pays them monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds.

Shares of the fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. The fund distributes capital gains, if any, once a year. However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. These dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Institutional Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities:
--------------------------------------------------------------------------------
Transaction                                      Tax status
--------------------------------------------------------------------------------
Income dividends                    Ordinary income
--------------------------------------------------------------------------------
Short-term capital gains            Ordinary income
distributions
--------------------------------------------------------------------------------
Long-term capital gains             Capital gains
distributions
--------------------------------------------------------------------------------
Sales or exchanges of               Capital gains or
shares owned for more               losses
than one year
--------------------------------------------------------------------------------
Sales or exchanges of               Gains are treated as ordinary
shares owned for one year           income; losses are subject
or less                             to special rules
--------------------------------------------------------------------------------

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.


Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.

8 YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------


MASTER/FEEDER STRUCTURE
As noted earlier, the fund is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust, and is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)


The master portfolio accepts investments from other feeder funds, and the feeders bear the master portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-766-7722. Generally, when the master portfolio seeks a vote, the funds will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

The fund and its master portfolio expect to maintain consistent goals, but if they do not, the fund will withdraw from the master portfolio, receiving its assets either in cash or securities. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

MANAGEMENT AND ADMINISTRATION
The fund and its master portfolio are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.


J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:
--------------------------------------------------------------------------------
Advisory services              0.30% of the master portfolio's
                               average net assets
--------------------------------------------------------------------------------
Administrative services        Master portfolio's and fund's pro-
(fee shared with Funds         rata portions of 0.09% of the
Distributor, Inc.)             first $7 billion of average net
                               assets in J.P. Morgan-advised
                               portfolios, plus 0.04% of average
                               net assets over $7 billion
Shareholder services           0.05% of the fund's average net assets
--------------------------------------------------------------------------------


J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.


Year 2000 Fund operations and shareholders could be adversely affected if the computer systems used by J.P. Morgan, the fund's other service providers and other entities with computer systems linked to the fund do not properly process and calculate January 1, 2000 and after date-related information. J.P. Morgan is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. However, it is not certain that these actions will be sufficient to prevent these date-related problems from adversely impacting fund operations and shareholders. In addition, to the extent that operations of issuers of securities held by the fund are impaired by date-related problems or prices of securities decline as a result of real or perceived date-related problems of issuers held by the fund or generally, the net asset value of the fund will decline.



                                                                  FUND DETAILS 9

--------------------------------------------------------------------------------

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the fund's overall risk and reward characteristics. It also outlines the fund's policies toward various investments, including those that are designed to help the fund manage risk.
================================================================================
Potential risks
--------------------------------------------------------------------------------
Market conditions
o The fund's share price, yield, and total return will fluctuate in response to bond market movements

o The value of most bonds will fall when interest rates rise; the longer a bond's maturity and the lower its credit quality, the more its value typically falls

o Adverse market conditions may from time to time cause the fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the fund from achieving its investment objective

o Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated

--------------------------------------------------------------------------------
Management choices
o The fund could underperform its benchmark due to its sector, securities, or duration choices
--------------------------------------------------------------------------------
Credit quality
o The default of an issuer would leave the fund with unpaid interest or principal

o Junk bonds (those rated BB/Ba or lower) have a higher risk of default, tend to be less liquid, and may be more difficult to value
--------------------------------------------------------------------------------
Foreign investments
o The fund could lose money because of foreign government actions, political instability, or lack of adequate and accurate information

o Currency exchange rate movements could reduce gains or create losses
--------------------------------------------------------------------------------

================================================================================
Potential rewards
--------------------------------------------------------------------------------
o Bonds have generally outperformed money market investments over the long term, with less risk than stocks

o Most bonds will rise in value when interest rates fall

o Mortgage-backed and asset-backed securities can offer attractive returns
--------------------------------------------------------------------------------

o The fund could outperform its benchmark due to these same choices
--------------------------------------------------------------------------------
o Investment-grade bonds have a lower risk of default

o Junk bonds offer higher yields and higher potential gains
--------------------------------------------------------------------------------
o Foreign bonds, which represent a major portion of the world's fixed income securities, offer attractive potential performance and opportunities for diversification

o Favorable exchange rate movements could generate gains or reduce losses
--------------------------------------------------------------------------------

================================================================================
Policies to balance risk and reward
--------------------------------------------------------------------------------
o Under normal circumstances the fund plans to remain fully invested in bonds and other fixed income securities as noted in the table on pages 12-13

o The fund seeks to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection, and duration management

o During severe market downturns, the fund has the option of investing up to 100% of assets in investment-grade short-term securities

o J.P. Morgan monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments
--------------------------------------------------------------------------------
o J.P. Morgan focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

o The fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals

o J.P. Morgan develops its own ratings of unrated securities and makes a credit quality determination for unrated securities
--------------------------------------------------------------------------------
o Foreign bonds may be a significant investment for the fund

o To the extent that the fund invests in foreign bonds, it may manage the currency exposure of its foreign investments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also "Derivatives")
--------------------------------------------------------------------------------

10 FUND DETAILS

================================================================================
Potential risks
--------------------------------------------------------------------------------
Derivative
o Derivatives such as futures, options, swaps and foreign currency forward contracts that are used for hedging the portfolio or specific securities may not fully offset the underlying positions(1) and this could result in losses to the fund that would not have otherwise occurred

o Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities

o The counterparty to a derivatives contract could default

o Certain types of derivatives involve costs to the fund which can reduce returns

o Derivatives that involve leverage could magnify losses
--------------------------------------------------------------------------------
Securities Lending
o When a fund lends a security, the loaned securities may not be returned if the borrower defaults

o The collateral will be subject to the risks of the securities in which it is invested
--------------------------------------------------------------------------------
Illiquid holdings
o The fund could have difficulty valuing these holdings precisely

o The fund could be unable to sell these holdings at the time or price desired
--------------------------------------------------------------------------------
When-issued and delayed delivery securities
o When the fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not use segregated accounts
--------------------------------------------------------------------------------
Short-term  trading

o Increased trading would raise the fund's transaction costs

o Increased short-term capital gains distributions would raise shareholders' income tax liability
--------------------------------------------------------------------------------

================================================================================
Potential rewards
--------------------------------------------------------------------------------
o Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

o The fund could make money and protect against losses if management's analysis proves correct

o Derivatives that involve leverage could generate substantial gains at low cost
--------------------------------------------------------------------------------
o The fund may enhance income through the investment of the collateral received from the borrower
--------------------------------------------------------------------------------
o These holdings may offer more attractive yields or potential growth than comparable widely traded securities
--------------------------------------------------------------------------------
o The fund can take advantage of attractive transaction opportunities
--------------------------------------------------------------------------------
o The fund could realize gains in a short period of time

o The fund could protect against losses if a bond is overvalued and its value later falls
--------------------------------------------------------------------------------

================================================================================
Policies to balance risk and reward
--------------------------------------------------------------------------------
o The fund uses derivatives such as futures, options, swaps and forward currency contracts for hedging and for risk management (i.e., to adjust duration or to establish or adjust exposure to particular securities, markets, or currencies)

o The fund only establishes hedges that it expects will be highly correlated with underlying positions

o While the fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging the portfolio
--------------------------------------------------------------------------------
o J.P. Morgan maintains a list of approved borrowers

o The fund receives collateral equal to at least 100% of the current value of the securities loaned

o The lending agents indemnify a fund against borrower default

o J.P. Morgan's collateral investment guidelines limit the quality and duration of collateral investment to minimize losses

o Upon recall, the borrower must return the securities loaned within the normal settlement period
--------------------------------------------------------------------------------
o The fund may not invest more than 15% of net assets in illiquid holdings

o To maintain adequate liquidity to meet redemptions, the fund may hold investment-grade short-term securities (including repurchase agreements and reverse repurchase agreements) and, for temporary or extraordinary purposes, may borrow from banks up to 33 1/3% of the value of its assets
--------------------------------------------------------------------------------
o The fund uses segregated accounts to offset leverage risk
--------------------------------------------------------------------------------
o The fund anticipates a portfolio turnover rate of approximately 300%

o The fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity
--------------------------------------------------------------------------------
(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                 FUND DETAILS 11

--------------------------------------------------------------------------------
INVESTMENTS

This table discusses the customary types of investments which can be held by the fund. In each case the principal types of risk are listed on the following page (see below for definitions).This table reads across two pages.

--------------------------------------------------------------------------------
Asset-backed securities Interests in a stream of payments from specific assets, such as auto or credit card receivables.
--------------------------------------------------------------------------------
Bank obligations Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.
--------------------------------------------------------------------------------
Commercial paper Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.
--------------------------------------------------------------------------------
Convertible securities Domestic and foreign debt securities that can be converted into equity securities at a future time and price.
--------------------------------------------------------------------------------
Corporate bonds Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.
--------------------------------------------------------------------------------
Mortgages (directly held) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.
--------------------------------------------------------------------------------
Mortgage-backed securities Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.
--------------------------------------------------------------------------------
Mortgage dollar rolls The purchase of mortgage-backed securities with the promise to purchase similar securities upon the maturity of the original security. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
Participation interests Interests that represent a share of bank debt or similar securities or obligations.
--------------------------------------------------------------------------------
Private placements Bonds or other investments that are sold directly to an institutional investor.
--------------------------------------------------------------------------------
REITs and other real-estate related instruments Securities of issuers that invest in real estate or are secured by real estate.
--------------------------------------------------------------------------------
Repurchase agreements Contracts whereby the fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.
--------------------------------------------------------------------------------
Reverse repurchase agreements Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.
--------------------------------------------------------------------------------
Sovereign debt, Brady bonds, and debt of supranational organizations Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.
--------------------------------------------------------------------------------
Swaps Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
Tax exempt municipal securities Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.
--------------------------------------------------------------------------------
U.S. government securities Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.
--------------------------------------------------------------------------------
Zero coupon, pay-in-kind, and deferred payment securities Domestic and foreign securities offering non-cash or delayed-cash payment.Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.
--------------------------------------------------------------------------------

Risk related to certain investments held by J.P. Morgan Institutional fixed income funds:

Credit risk The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

Currency risk The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Interest rate risk The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Leverage risk The risk of gains or losses disproportionately higher than the amount invested.

12 FUND DETAILS

Bond Fund-Ultra
--------------------------------------------------------------------------------
o  Permitted (and if applicable, percentage limitation)
   percentage of total assets                              - bold
   percentage of net assets                              - italic
o  Permitted, but not typically used

Principal Types of Risk
--------------------------------------------------------------------------------
credit, interest rate, market, prepayment                                o
--------------------------------------------------------------------------------
credit, currency, liquidity, political                                   o(1)
--------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political            o
--------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political,         o 25%
 valuation                                                               Foreign
--------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political,         o 25%
 valuation                                                               Foreign
--------------------------------------------------------------------------------
credit, environmental, extension, interest rate, liquidity,
 market, natural event, political, prepayment, valuation               o
--------------------------------------------------------------------------------
credit, currency, extension, interest rate, leverage, market,
 political, prepayment                                                 o
--------------------------------------------------------------------------------
currency, extension, interest rate, leverage, liquidity,
 market, political, prepayment prepayment                              o 33 1/3%
--------------------------------------------------------------------------------
credit, currency, extension, interest rate, liquidity,
 political, prepayment                                                 o
--------------------------------------------------------------------------------
credit, interest rate, liquidity, market, valuation                    o
--------------------------------------------------------------------------------
credit, interest rate, liquidity, market, natural event,
 prepayment, valuation                                                 o
--------------------------------------------------------------------------------
credit                                                                 o
--------------------------------------------------------------------------------
credit                                                                 o(2)
--------------------------------------------------------------------------------
credit, currency, interest rate, market, political                     o
--------------------------------------------------------------------------------
credit, currency, interest rate, leverage, market, political           o
--------------------------------------------------------------------------------
credit, interest rate, market, natural event, political                o
--------------------------------------------------------------------------------
interest rate                                                          o
--------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political,
 valuation                                                             o
--------------------------------------------------------------------------------

Liquidity risk The risk the holder may not be able to sell the security at the time or price it desires.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk governmental policies or other political actions will negatively impact the value of the investment.

Prepayment risk The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Valuation risk The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the fund's assets.

(2) All forms of borrowing (including securities lending and reverse repurchase agreements) in the aggregate may not exceed 33 1/3% of the fund's total assets.


                                                                 FUND DETAILS 13

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the fund's financial performance for the past fiscal period. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the fund's financial statements, are included in the fund's annual report, which is available upon request.
--------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL BOND FUND-ultra

Per-share data                   For the period ended            10/31/98(1)
--------------------------------------------------------------------------------
Net asset value, beginning of period ($)                           10.03
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                        0.54
   Net realized and unrealized gain
   on investment and foreign currency contracts and
   transactions ($)                                                 0.16
--------------------------------------------------------------------------------
Total from investment operations ($)                                0.70
--------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income ($)                                       (0.56)
--------------------------------------------------------------------------------
Net asset value, end of period ($)                                 10.17
--------------------------------------------------------------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------
Total return (%)                                                    7.17(2)
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                          128,250
--------------------------------------------------------------------------------
Ratio to average net assets:
--------------------------------------------------------------------------------
   Expenses (%)                                                     0.37(3)
   -----------------------------------------------------------------------------
   Net investment income (%)                                        6.28(3)
   -----------------------------------------------------------------------------
   Expenses without
   reimbursement (%)                                                0.60(3)
--------------------------------------------------------------------------------

(1) The fund commenced operations on 12/15/97
(2) Not Annualized.
(3) Annualized

14 J.P. MORGAN INSTITUTIONAL BOND FUND-ULTRA

FOR MORE INFORMATION

For investors who want more information on the fund, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the fund, may be obtained by contacting:

J.P. Morgan Institutional Bond Fund-Ultra
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036

Telephone: 1-800-766-7722

Hearing impaired: 1-888-468-4015

Email: JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The fund's investment company and 1933 Act registration numbers are 811-07342 and 033-54642.

J.P. MORGAN INSTITUTIONAL
FUNDS AND THE MORGAN
TRADITION

The J.P. Morgan Institutional Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Institutional Funds offer a broad array of distinctive opportunities for mutual fund investors.


JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Institutional Funds

Advisor
J.P. Morgan Investment Management Inc.
522 Fifth Avenue
New York, NY 10036
1-800-766-7722

Distributor
Funds Distributor, Inc.
60 State Street
Boston, MA 02109
1-800-221-7930









                        J.P. MORGAN INSTITUTIONAL FUNDS




                  J.P. MORGAN INSTITUTIONAL BOND FUND - ULTRA


                      STATEMENT OF ADDITIONAL INFORMATION





                                 MARCH 1, 1999


























THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 1, 1999 FOR THE J.P. MORGAN INSTITUTIONAL BOND FUND - ULTRA, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORT RELATING TO THE FUND LISTED ABOVE DATED AUGUST 31, 1998. THE PROSPECTUS AND THESE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORT ON THE ANNUAL FINANCIAL STATEMENTS, ARE AVAILABLE, WITHOUT CHARGE, UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: J.P. MORGAN INSTITUTIONAL FUNDS (800) 221-7930.

                 Table of Contents


                                                    Page


General  . . . . . . . . . . . . . . . . . . .        1
Investment Objective and Policies  . . . . . .        1
Investment Restrictions  . . . . . . . . . . .       26
Trustees and Officers  . . . . . . . . . . . .       28
Investment Advisor . . . . . . . . . . . . . .       32
Distributor  . . . . . . . . . . . . . . . . .       34
Co-Administrator . . . . . . . . . . . . . . .       34
Services Agent . . . . . . . . . . . . . . . .       35
Custodian and Transfer Agent . . . . . . . . .       36
Shareholder Servicing  . . . . . . . . . . . .       36
Financial Professionals. . . . . . . . . . . .       37
Independent Accountants  . . . . . . . . . . .       38
Expenses . . . . . . . . . . . . . . . . . . .       38
Purchase of Shares . . . . . . . . . . . . . .       39
Redemption of Shares . . . . . . . . . . . . .       39
Exchange of Shares . . . . . . . . . . . . . .       40
Dividends and Distributions  . . . . . . . . .       40
Net Asset Value  . . . . . . . . . . . . . . .       41
Performance Data . . . . . . . . . . . . . . .       42
Portfolio Transactions . . . . . . . . . . . .       44
Massachusetts Trust  . . . . . . . . . . . . .       45
Description of Shares  . . . . . . . . . . . .       46
Special Information Concerning Investment
  Structure  . . . . . . . . . . . . . . . . .       48
Taxes  . . . . . . . . . . . . . . . . . . . .       49
Additional Information   . . . . . . . . . . .       53
Financial Statements   . . . . . . . . . . .         55
Appendix A - Description of Securities
Ratings  . . . . . . . . . . . . . . . . . . .       A-1

GENERAL

         This Statement of Additional Information relates only to the J.P. Morgan Institutional Bond Fund - Ultra (the "Fund"). The Fund is a series of shares of beneficial interest of the J.P. Morgan Institutional Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Fund, the Trust consists of other series representing separate investment funds (each a "J.P. Morgan Institutional Fund"). The other J.P. Morgan Institutional Funds are covered by separate Statements of Additional Information.

         This Statement of Additional Information describes the investment objectives and policies, management and operation of the Fund and provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund's executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in The U.S. Fixed Income Portfolio (the "Portfolio"), a corresponding diversified open-end management investment company having the same investment objective as the Fund. The Fund invests in the Portfolio through a two-tier master-feeder investment fund structure. See "Special Information Concerning Investment Structure."

     The Portfolio is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

         Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York, ("Morgan"), an affiliate of the Advisor, or any other bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVE AND POLICIES

         The Fund is designed to be an economical and convenient means of making substantial investments in a broad range of corporate and government debt obligations and related investments of domestic and foreign issuers, subject to certain quality and other restrictions. See "Quality and Diversification Requirements." The Fund's investment objective is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Fund will fluctuate, the Fund attempts to conserve the value of its investments to the extent consistent with its objective. The Fund attempts to achieve its objective by investing all of its investable assets in The U.S. Fixed Income Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund.

         The Portfolio attempts to achieve its investment objective by investing in high grade corporate and government debt obligations and related securities of domestic and foreign issuers described in this Statement of Additional Information.

         The following discussion supplements the information regarding the investment objective of the Fund and the policies to be employed to achieve this objective by the Portfolio as set forth above and in the Prospectus. The Fund and the Portfolio have the same investment objective. Accordingly, references below to the Fund also include the Portfolio; similarly, references to the Portfolio also include the Fund unless the context requires otherwise.

Fixed Income Investments

         The Fund may invest in a broad range of debt securities of domestic and foreign corporate and government issuers. The corporate securities in which the Fund may invest include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment the Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest bearing debt securities with the same maturity.

Corporate Bonds and Other Debt Securities

         The Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

         Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

         Government Guaranteed Mortgage-Backed Securities. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

         There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

         Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

         Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

         CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund does not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

         CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The Advisor may determine that SMBS which are U.S. Government securities are liquid for purposes of the Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

         Mortgages (directly held). The Fund may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Advisor.

         The directly placed mortgages in which the Fund invests may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, the Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Fund or the Advisor. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

         Zero Coupon, Pay-in-Kind and Deferred Payment Securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Portfolio will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

         Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

         Corporate Fixed Income Securities. The Fund may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Money Market Instruments

     The Fund may invest in money market instruments to the extent consistent with its investment objective and policies. A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Quality and Diversification Requirements."

     U.S. Treasury Securities. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

     Additional U.S. Government Obligations. The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     Foreign Government Obligations. The Fund, subject to its investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

         Bank Obligations. The Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets (the "Asset Limitation") and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). See "Foreign Investments." The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

         Commercial Paper. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

         Repurchase Agreements. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Fund's Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

         The Fund may make investments in other debt securities, including without limitation corporate bonds and other obligations described in this Statement of Additional Information.

Tax Exempt Obligations

     In certain circumstances the Fund may invest in tax exempt obligations to the extent consistent with its investment objective and policies. A description of the various types of tax exempt obligations which may be purchased by the Fund appears below. See "Quality and Diversification Requirements."

         Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

         Municipal Notes. The Fund may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

         Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

         Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of the Fund to receive the par value of the obligation upon demand or notice.

         Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. For a description of the attributes of master demand obligations, see "Money Market Instruments" above. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The

         Fund has no specific percentage limitations on investments in master demand obligations.


         Premium Securities. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

         Puts. The Funds may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Advisor will monitor each writer's ability to meet its obligations under puts.

         Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

         The Fund values any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the SEC. Prior to investing in such securities, the Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

         Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Advisor reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Advisor's opinion or such put writers' obligations will be collateralized and of comparable quality in the Advisor's opinion. The Trustees have directed the Advisor not to enter into put transactions with any dealer which in the judgment of the Advisor become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

         Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Fund with the result that, while the put is outstanding, the Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.


Foreign Investments

         The Fund may invest in certain foreign securities. The Fund may invest up to 20% of total assets in fixed income securities of foreign issuers denominated in foreign currencies. The Fund does not expect to invest more than 25% of its total assets, at the time of purchase, in securities of foreign issuers. No foreign commercial paper may be subject to foreign withholding tax at the time of purchase.

         Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or in other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. An unsponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign security. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

         Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

         Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies.

         Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administration or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investment made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         In addition, while the volume of transactions effected on foreign exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

         Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Fund's currency exposure. See "Foreign Currency Exchange Transactions" below.

         Foreign Currency Exchange Transactions. Because the Fund may buy and sell securities and receive interest in currencies other than the U.S. dollar, the Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e.
cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

         A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         The Fund may enter into forward foreign currency exchange transactions in an attempt to protect against changes in forward foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. The Fund will only enter into forward contracts to sell a foreign currency for another foreign currency if the Advisor expects the foreign currency purchased to appreciate against the U.S. dollar.

         Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         Sovereign Fixed Income Securities. The Fund may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

         Obligations of Supranational Entities. The Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Additional Investments

         Convertible Securities. The Fund may invest in convertible securities of domestic and, subject to the Fund's investment restrictions, foreign issuers. The convertible securities in which the Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the
Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

         Risks Associated with Derivative Securities and Contracts. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

         Market Risk. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against the Fund's position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by the Fund.

         Leverage and Volatility Risk. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

         Correlation Risk. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and the Fund's assets.

     Credit  Risk.   Derivative   securities  and  over-the-counter   derivative
contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

         Liquidity and Valuation Risk. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the-counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

         Investment Company Securities. Securities of other investment companies may be acquired by the Fund and the Portfolio to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (the Portfolio). As a shareholder of another investment company, the Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund or Portfolio bears directly in connection with its own operations. The Fund has applied for exemptive relief from the SEC to permit the Fund's corresponding Portfolio to invest in affiliated investment companies. If the requested relief is granted, the Fund's corresponding Portfolio would then be permitted to invest in affiliated funds, subject to certain conditions specified in the applicable order.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for the Fund's limitations on reverse repurchase agreements and bank borrowings.

         Mortgage Dollar Roll Transactions. The Fund may engage in mortgage dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a mortgage dollar roll transaction, the Portfolio sells a mortgage backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. The Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Fund may also be compensated by receipt of a commitment fee. When the Fund enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions.

         Loans of Portfolio Securities. Subject to applicable investment restrictions, the Fund is permitted to lend securities in an amount up to 33 1/3% of the value of the Fund's net assets. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Portfolio will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and will not make any loans in excess of one year. The Fund will not lend securities to any officer, Trustee, Director, employee or other affiliate of the Portfolio, the Advisor or the Distributor, unless otherwise permitted by applicable law.

         Illiquid Investments; Privately Placed and Other Unregistered Securities. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

         The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

         As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Quality and Diversification Requirements

         The Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to , 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     The Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

         If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions.


         The Fund invests in a diversified portfolio of securities with the quality ratings described in the Prospectus. These securities are considered "high grade," "investment grade" and "below investment grade" as described in Appendix A. In addition, At the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instrument, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exist, the investment must be of comparable investment quality in the Advisor's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.


         Below Investment Grade Debt. Certain lower rated securities purchased by the Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's portfolio securities for purposes of determining the Fund's net asset value. See Appendix A for more detailed information on these ratings.

         In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Options and Futures Transactions

         The Fund may purchase and sell (a) exchange traded and over-the-counter
(OTC) put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities, and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

         The Fund may use futures contracts and options for hedging purposes and risk management. The Fund may not use futures contracts and options for speculation.

         The Fund may utilize options and futures contracts to manage their exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as its exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

         The Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, the Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value of the Fund.

Options

         Purchasing Put and Call Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

         The buyer of a typical put option can expect to realize a gain if the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         Selling (Writing) Put and Call Options. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

         If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

         Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

         Options on Indexes. The Fund may purchase or sell put and call options on any securities index based on securities in which the Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

         For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

         Exchange Traded and OTC Options. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Fund's Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

         Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Futures Contracts

         The Fund may purchase and sell futures contracts. When the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

         When the Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

         The Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Options on Futures Contracts. The Fund may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

         Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell futures contracts or purchase put and call options, including put and call options on futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

         Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Portfolio or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         Asset Coverage for Futures Contracts and Options Positions. The Portfolio intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Portfolio can commit assets to initial margin deposits and option premiums. In addition, the Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         Swaps and Related Swap Products. The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

         The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

         Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

         The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis", and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

         The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

         The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

         The Advisor will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

         The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.

         The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

         The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Advisor and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3)
         the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

         During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

         The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

Risk Management

         The Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Advisor wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Similarly, if the Advisor wishes to decrease fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Portfolio Turnover


         For the fiscal years ended October 31, 1996, 1997 and 1998, the portfolio turnover rates for the Portfolio were 186%, 93% and 115%, respectively. A rate of 100% indicates that the equivalent of all of the Portfolio's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.


INVESTMENT RESTRICTIONS

         The investment restrictions of the Fund and the Portfolio are identical, unless otherwise specified. Accordingly, references below to the Fund also include the Portfolio unless the context requires otherwise; similarly, references to the Portfolio also include the Fund unless the context requires otherwise.

         The investment restrictions below have been adopted by the Trust with respect to the Fund and by the Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever the Fund is requested to vote on a change in the fundamental investment restrictions of the Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.


         The Fund and its corresponding Portfolio:


1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC; 3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

4. May not borrow money, except to the extent permitted by applicable law;

5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and (c) make direct investments in mortgages;

7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

         Non-Fundamental Investment Restrictions. The investment restrictions described below are not fundamental policies of the Fund and its corresponding Portfolio and may be changed by their Trustees. These non-fundamental investment policies require that the Fund and its corresponding Portfolio:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

(ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of the fundamental investment restriction regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

TRUSTEES AND OFFICERS

Trustees

         The Trustees of the Trust, who are also the Trustees of the Portfolio, their business addresses, principal occupations during the past five years and dates of birth are set forth below.

         FREDERICK S. ADDY -- Trustee; Retired; Prior to April 1994, Executive Vice President and Chief Financial Officer, Amoco Corporation. His address is 5300 Arbutus Cove, Austin, Texas 78746, and his date of birth is January 1, 1932.

     WILLIAM G. BURNS -- Trustee; Retired, Former Vice Chairman and Chief Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, Florida 32779, and his date of birth is November 2, 1932.

         ARTHUR C. ESCHENLAUER -- Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, New Jersey 08540, and his date of birth is May 23, 1934.

     MATTHEW HEALEY1 -- Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1993. His address is Pine Tree

     Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436, and his date of birth is August 23, 1937.

     MICHAEL P. MALLARDI -- Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His address is 10 Charnwood Drive, Suffern, New York 10910, and his date of birth is March 17, 1934.

         The Trustees of the Trust are the same as the Trustees of the Portfolio. A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, the Portfolio and the J.P. Morgan Funds, up to and including creating a separate board of trustees.

         Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), the J.P. Morgan Funds and J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.


     Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 1998 are set forth below.


-------------------------------- ------------------- ---------------------------


                                                     TOTAL TRUSTEE COMPENSATION
                                                     ACCRUED BY THE MASTER
                                 AGGREGATE TRUSTEE   PORTFOLIOS(*), J.P. MORGAN
                                 COMPENSATION        FUNDS, J.P. MORGAN SERIES
                                 PAID BY THE TRUST   TRUST AND THE TRUST DURING
NAME OF TRUSTEE                  DURING 1998         1998(**)
-------------------------------- ------------------- ---------------------------
-------------------------------- ------------------- ---------------------------


Frederick S. Addy, Trustee       $20,055             $75,000
-------------------------------- ------------------- ---------------------------
-------------------------------- ------------------- ---------------------------


William G. Burns, Trustee        $20,055             $75,000
-------------------------------- ------------------- ---------------------------
-------------------------------- ------------------- ---------------------------


Arthur C. Eschenlauer, Trustee   $20,055             $75,000
-------------------------------- ------------------- ---------------------------
-------------------------------- ------------------- ---------------------------


Matthew Healey, Trustee(***),    $20,055             $75,000
  Chairman and Chief Executive
  Officer
-------------------------------- ------------------- ---------------------------
-------------------------------- ------------------- ---------------------------

Michael P. Mallardi, Trustee     $20,055             $75,000
-------------------------------- ------------------- ---------------------------



(*) Includes the Portfolio and 17 other portfolios (collectively the "Master Portfolios") for which JPMIM acts as investment advisor.

     (**) No investment company within the fund complex has a pension or retirement plan. Currently there are 17 investment companies (14 investment companies comprising the Master Portfolios, the J.P. Morgan Funds, the Trust and J.P. Morgan Series Trust) in the fund complex.

     (***) During 1998, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $157,400, contributed $23,610 to a defined contribution plan on his behalf and paid $17,700 in insurance premiums for his benefit.

         The Trustees decide upon matters of general policies and are responsible for overseeing the Trust's and Portfolio's business affairs. The Portfolio and the Trust have entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolio and the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolio have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services to the Trust, the Portfolio and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.

         The aggregate fees paid to Pierpont Group, Inc. by the Fund and Portfolio for the indicated fiscal years are set forth below:


         Fund -- For the period December 15, 1997 (commencement of operations) through the fiscal year ended October 31, 1998: $28,012.

     Portfolio -- For the fiscal year ended October 31, 1996: $36,922. For the fiscal year ended October 31, 1997: $35,577. For the fiscal year ended October 31, 1998: $35,661.


Officers

         The Trust's and Portfolio's executive officers (listed below), other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust and the Portfolio. The Trust and the Portfolio have no employees.

         The officers of the Trust and the Portfolio, their principal occupations during the past five years and dates of birth are set forth below. Unless otherwise specified, each officer holds the same position with the Trust and the Portfolio. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436. His date of birth is August 23, 1937.

     MARGARET W. CHAMBERS; Vice President and Secretary. Senior Vice President and General Counsel of FDI since April, 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.

         MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies distributed or administered by FDI.

         Prior to July 1994, she was President and Chief Compliance Officer of FDI. Her date of birth is August 1, 1957.

     DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Assistant Vice President and Assistant Department Manager of Treasury Services and Administration of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. His date of birth is March 31, 1969.

     JACQUELINE HENNING; Assistant Secretary and Assistant Treasurer of the Portfolio only. Managing Director, State Street Cayman Trust Company, Ltd. since October 1994. Prior to October 1994, Mrs. Henning was head of mutual funds at Morgan Grenfell in Cayman and was Managing Director of Bank of Nova Scotia Trust Company (Cayman) Limited prior to September 1993. Address: P.O. Box 2508 GT, Elizabethan Square, 2nd Floor, Shedden Road, George Town, Grand Cayman, Cayman Islands, BWI. Her date of birth is March 24, 1942.

     KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Prior to May 1994, Ms. Jacoppo-Wood was a senior paralegal at The Boston Company Advisors, Inc. ("TBCA"). Her date of birth is December 29, 1966.

     CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. Prior to April 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. His date of birth is December 24, 1964.

     KATHLEEN K. MORRISEY; Vice President and Assistant Secretary. Vice President and Assistant Secretary of FDI. Manager of Treasury Services
Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. From July 1994 to November 1995, Ms. Morrisey was a Fund Accountant II for Investors Bank & Trust Company. Prior to July 1994 she was a finance student at Stonehill College. Her date of birth is July 5, 1972.

     MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. Prior to August 1994, Ms. Nelson was an Assistant Vice President and Client Manager for The Boston Company, Inc. Her date of birth is April 22, 1964.

     MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York since 1990. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Prior to September 1995, Ms. Pace served as a Fund Administrator for Morgan Guaranty Trust Company of New York. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

     MICHAEL S. PETRUCELLI; Vice President and Assistant Secretary. Senior Vice President and Director of Strategic Client Initiatives for FDI since December 1996. From December 1989 through November 1996, Mr. Petrucelli was employed with GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE Investment Services. Address: 200 Park Avenue, New York, New York, 10166. His date of birth is May 18, 1961.

     STEPHANIE D. PIERCE; Vice President and Assistant Secretary. Vice President and Client Development Manager for FDI since April 1998. From April 1997 to March 1998, Ms. Pierce was employed by Citibank, NA as an officer of Citibank and Relationship Manager on the Business and Professional Banking team handling over 22,000 clients. Address: 200 Park Avenue, New York, New York 10166. Her date of birth is August 18, 1968.

     GEORGE A. RIO; President and Treasurer. Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. From September 1983 to May 1994, Mr. Rio was Senior Vice President & Manager of Client Services and Director of Internal Audit at The Boston Company. His date of birth is January 2, 1955.

     CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group as a Manager of the Tax Group and is responsible for U.S. mutual fund tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

INVESTMENT ADVISOR

         The Fund has not retained the services of an investment adviser because the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. Subject to the supervision of the Portfolio's Trustees, the Advisor makes each Portfolio's day-to-day investment decisions, arranges for the execution of Portfolio transactions and generally manages the Portfolio's investments. Prior October 28, 1998, Morgan was the Portfolio's investment advisor. JPMIM, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.


         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $316 billion.


         J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

         Morgan, also a wholly owned subsidiary of J.P. Morgan, is a bank holding company organized under the laws of the State of Delaware. Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

         The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 300 capital market researchers, portfolio managers and traders. The Advisor's fixed income investment process is based on analysis of real rates, sector diversification and quantitative and credit analysis.

         The investment advisory services the Advisor provides to the Portfolio are not exclusive under the terms of the Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolio. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolio. See "Portfolio Transactions."

         Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmark for the Portfolio in which the Fund invests is currently the Salomon Brothers Broad Investment Grade Bond Index.

         The Portfolio is managed by officers of the Advisor who, in acting for their customers, including the Portfolio, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain investment management affiliates of J.P. Morgan.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Advisory Agreements, the Portfolio has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rate of 0.30% of the Portfolio's average daily net assets.


     The advisory fees paid by the Portfolio to the Advisor for the fiscal years
ended  October  31,  1996,  1997  and  1998  were  $2,402,660,   $2,908,384  and
$3,583,060, respectively.


         The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio. See "Additional Information."

         The Glass-Steagall Act and other applicable laws generally prohibit banks and their subsidiaries, such as the Advisor, from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolio contemplated by the Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. However, it is possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent the Advisor from continuing to perform such services for the Portfolio.

         If the Advisor were prohibited from acting as investment advisor to the Portfolio, it is expected that the Trustees of the Portfolio would recommend to investors that they approve the Portfolio's entering into a new investment advisory agreement with another qualified investment advisor selected by the Trustees.

     Under separate agreements, Morgan provides certain financial, fund accounting and administrative services to the Trust and the Portfolio and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

         FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor.

         The Distribution Agreement shall continue in effect with respect to the Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940
Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

         Under Co-Administration Agreements with the Trust and the Portfolio dated August 1, 1996, FDI also serves as the Trust's and the Portfolio's Co-Administrator. The Co-Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Co-Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolio, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust or the Portfolio, as applicable, expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

         FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust and the Portfolio; (ii) provides officers for the Trust and the Portfolio; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files Portfolio regulatory documents and mails Portfolio communications to Trustees and investors; and (vi) maintains related books and records.

         For its services under the Co-Administration Agreements, the Fund and Portfolio have agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund or Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust, the Master Portfolios and certain other investment companies subject to similar agreements with FDI.

         The table below sets forth for the Fund and the Portfolio the administrative fees paid to FDI for the fiscal periods indicated:


         Fund -- For the period December 15, 1997 (commencement of operations) through the fiscal year ended October 31, 1998: $1,312.

     Portfolio  -- For the  period  August 1, 1996  through  October  31,  1996:
$6,419. For the fiscal year ended October 31, 1997: $23,296. For the fiscal year ended October 31, 1998: $22,913.

         The   administrative   fees  paid  by  the   Portfolio   to   Signature
Broker-Dealer Services, Inc. (which provided distribution and administrative services to the Trust and placement agent and administrative services to the Portfolio prior to August 1, 1996) for the period November 1, 1995 through July 31, 1996 was $65,610.


SERVICES AGENT

         The Trust, on behalf of the Fund, and the Portfolio have entered into Administrative Services Agreements (the "Services Agreements") with Morgan pursuant to which Morgan is responsible for certain administrative and related services provided to the Fund and the Portfolio. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

         Under the Services Agreements, Morgan provides certain administrative and related services to the Fund and the Portfolio, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.

         Under the Services Agreements, the Fund and the Portfolio have agreed to pay Morgan fees equal to their allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund and Portfolio is determined by the proportionate share that their net assets bear to the total net assets of the Trust, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and J.P. Morgan Series Trust.


         Under prior administrative services agreements in effect from December 29, 1995 through July 31, 1996, with Morgan, the Portfolio paid Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Portfolio in accordance with the following schedule: 0.06% of the first $7 billion of the Portfolio's aggregate average daily net assets, and 0.03% of the Portfolio's average daily net assets in excess of $7 billion. Prior to December 29, 1995, the Trust and the Portfolio had entered into Financial and Fund Accounting Services Agreements with Morgan, the provisions of which included certain of the activities described above and, prior to September 1, 1995, also included reimbursement of usual and customary expenses.

         The table below sets forth for the Fund and Portfolio the fees paid to Morgan as Services Agent. See the Prospectus and "Expenses" below for expense limitations.

         Fund -- For the period December 15, 1997 (commencement of operations) through the fiscal year ended October 31, 1998: $17,970.

     Portfolio -- For the fiscal year ended October 31, 1996: $191,348. For the fiscal year ended October 31, 1997: $300,675. For the fiscal year ended October 31, 1998: $348,110.


CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's and the Portfolio's custodian and fund accounting agent and the Fund's transfer and dividend disbursing agent. Pursuant to the custodian contract, State Street is responsible for maintaining the books of account and records of portfolio transactions and holding portfolio securities and cash. In the case of foreign assets held outside the United States, the custodian employs various subcustodians who were approved by the Trustees of the Portfolio in accordance with the regulations of the SEC. The custodian maintains portfolio transaction records. As transfer agent and dividend disbursing agent, State

         Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

         The Trust on behalf of the Fund has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a Financial Professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include, but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Fund's transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

         Under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan for these services a fee at the annual rate of 0.05% (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders).


         The table below sets forth for the Fund the shareholder servicing fee paid by the Fund to Morgan for the fiscal periods indicated. See the Prospectus and "Expenses" below for applicable expense limitations.

         Fund -- For the period December 15, 1997 (commencement of operations) through the fiscal year ended October 31, 1998: $31,274.


         As discussed under "Investment Advisor," the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and providing administrative services to the Fund and the Portfolio under the Services Agreement, and the activities of JPMIM in acting as Advisor to the Portfolio under the Investment Advisory Agreement, may raise issues under these laws. However, JPMIM and Morgan believe that they may properly perform these services and the other activities without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

         If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreement, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Fund or the Portfolio might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

     The Fund may be sold to or through financial intermediaries who are customers of J.P. Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in the Fund. See

         "Financial Professionals" below. Organizations that provide record keeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not be remitted to the Fund or J.P. Morgan.

         The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust and the Portfolio are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund and the Portfolio, assists in the preparation and/or review of the Fund's and the Portfolio's federal and state income tax returns and consults with the Fund and the Portfolio as to matters of accounting and federal and state income taxation.

EXPENSES

         In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees and Officers," "Investment Advisor," "Co-Administrator", "Distributor," "Services Agent" and "Shareholder Servicing" above, the Fund and the Portfolio are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to the Fund or the Portfolio. For the Fund, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Portfolio, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.


         J.P. Morgan has agreed that it will reimburse all Fund expenses until further notice except those allocated to the Fund by the Portfolio. If the Portfolio's allocation of expenses to the Fund exceeds 0.50% of the Fund's average daily net assets, J.P. Morgan will reimburse the Fund to the extent necessary to maintain the Fund's total operating expenses at the annual rate of 0.50% of the Fund's average daily net assets. If the Portfolio's allocation of expenses to the Fund falls below 0.35% of the Fund's average daily net assets, J.P. Morgan will reimburse the Fund's expenses in excess of those required to bring the Fund's total operating expenses to the annual rate of 0.35% of the Fund's average daily net assets. These limits do not cover extraordinary expenses. These reimbursement/waiver arrangement can be changed at any time at the option of J.P.
Morgan.

         The table below sets forth for each Fund listed the fees and other expenses J.P. Morgan reimbursed under the expense reimbursement arrangements described above or pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.

Fund -- For the period December 15, 1997 (commencement of operations) through the fiscal year ended October 31, 1998: $145,384.

     Portfolio -- For the fiscal year ended October 31, 1996: N/A. For the fiscal year ended October 31, 1997: N/A. For the fiscal year ended October 31, 1998: N/A.


PURCHASE OF SHARES

         Investors may open Fund accounts and purchase shares as described in the Prospectus. References in the Prospectus and this Statement of Additional Information to customers of Morgan or a Financial Professional include customers of their affiliates and references to transactions by customers with Morgan or a Financial Professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of the Fund may make transactions in shares of the Fund.

         The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Portfolio; (ii) be acquired by the Fund for investment and not for resale (other than for resale to the Portfolio); and (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of a Financial Professional, and the Financial Professional may charge the investor a fee for this service and other services it provides to its customers.

REDEMPTION OF SHARES

         Investors may redeem shares as described in the Prospectus.

         If the Trust, on behalf of the Fund, and the Portfolio determine that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust, on behalf of the Fund, and the Portfolio have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund and the Portfolio are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind. The Trust is in the process of seeking exemptive relief from the SEC with respect to redemptions in kind by the Fund. If the requested relief is granted, the Fund would then be permitted to pay redemptions to greater than 5% shareholders in securities, rather than in cash, to the extent permitted by the SEC and applicable law. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

         Further Redemption Information. Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of the Fund, and the Portfolio reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or
(iv) for such other periods as the SEC may permit. For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

EXCHANGE OF SHARES

         An investor may exchange shares from any J.P. Morgan Institutional Fund into any other J.P. Morgan Institutional Fund, J.P. Morgan Fund or shares of J.P. Morgan Series Trust fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Fund reserves the right to discontinue, alter or limit its exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

         The Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus.

         Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

         The Fund computes its net asset value separately for each class of shares outstanding once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each business day as described in the prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Fund and the Portfolio may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

         The net asset value of the Fund is equal to the value of the Fund's investment in its corresponding Portfolio (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Portfolio corresponding to the Fund in valuing its assets.

         Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Unlisted securities are valued at the last average of the quoted bid and asked prices in the OTC market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing average currency exchange rate on the valuation date.

         Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Trading in securities in most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

         From time to time, the Fund may quote performance in terms of yield, actual distributions, average annual and aggregate total returns or capital appreciation in reports, sales literature and advertisements published by the Trust. Current performance information for the Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectus.

         Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices including the benchmark indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         The Fund may advertise "total return" and non-standardized total return data. The total return shows what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over other specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance.

         Yield Quotations. As required by regulations of the SEC, the annualized yield for the Fund is computed by dividing the Fund's net investment income per share earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.


         Historical performance of the Fund shown below is that of the J.P. Morgan Bond Fund, a series of the J.P. Morgan Funds which also invests in the Portfolio, and is presented in accordance with applicable SEC staff interpretations. Historical 30-day yield information of the J.P. Morgan Institutional Bond Fund-Ultra for the fiscal year ended October 31, 1998 5.74%.


         Total Return Quotations. The Fund may advertise "total return" and non-standardized total return data. The total return shows what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over other specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance.

         As required by regulations of the SEC, the average annual total return of the Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The average annual total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

         Historical performance information for any period or portion thereof prior to the establishment of the Fund will be that of the J.P. Morgan Bond Fund, a series of the J.P. Morgan Funds which also invests in the Portfolio, and is presented in accordance with applicable SEC staff interpretations. The applicable financial information in the registration statements for the J.P. Morgan Funds (Registration Nos. 033-54632 and 811-07340) is incorporated herein by reference.


         Below is set forth historical return information of the Fund for the fiscal year ended October 31, 1998:

     Average annual total return, 1 year: 8.28%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (December 15, 1997): 7.17%; aggregate total return, 1 year: 8.28%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (December 15, 1997) to period end: 7.17%.


         General. The Fund's performance will vary from time to time depending upon market conditions, the composition of the Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products
(including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

PORTFOLIO TRANSACTIONS

     The Advisor places orders for the Portfolio for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Portfolio. See "Investment Objectives and Policies."

         Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     Portfolio transactions for the Portfolio will be undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates. The Portfolio may engage in short-term trading consistent with its objectives. See "Investment Objectives and Policies -- Portfolio Turnover."

         In connection with portfolio transactions for the Portfolio, the Advisor intends to seek best execution on a competitive basis for both purchases and sales of securities.

         Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of the Portfolio's brokerage transactions to affiliates of the Advisor. In order for affiliates of the Advisor to effect any portfolio transactions for the Portfolio, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trustees of the Portfolio, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

         Portfolio securities will not be purchased from or through or sold to or through the Co-Administrator, the Distributor or the Advisor or any other "affiliated person" (as defined in the 1940 Act) of the Co-Administrator, Distributor or Advisor when such entities are acting as principals, except to the extent permitted by law. In addition, the Portfolio will not purchase securities during the existence of any underwriting group relating thereto of which the Advisor or an affiliate of the Advisor is a member, except to the extent permitted by law.

         Investment decisions made by the Advisor are the product of many factors in addition to basic suitability for the particular fund or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Portfolio may only sell a security to other portfolios or accounts managed by the Advisor or its affiliates in accordance with procedures adopted by the Trustees.

         It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

         If a Portfolio that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Portfolio will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Portfolio may write may be affected by options written by the Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

MASSACHUSETTS TRUST

         The Trust is a "Massachusetts business trust" of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that the shareholders will not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund will contain a provision to the effect that the shareholders are not personally liable thereunder.

         Effective January 1, 1998, the name of the Trust was changed from "The JPM Institutional Funds" to "J.P. Morgan Institutional Funds" and each Fund's name changed accordingly.

         The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

     The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."


         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in the Fund (or in the assets of other series, if applicable). To date shares of 22 series are currently available for sale to the public. Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of that Fund available for distribution to such shareholders. See "Massachusetts Trust." Fund shares have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.


         The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any

         Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

         The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see the Prospectus.


         As of January 31, 1999, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Fund: JPMIM as Agent for Winthrop University (8.69%); Morgan as Agent for P. and D. Soros (8.54%); Morgan as Agent for Tenet Healthcare Foundation (11.79%); Morgan as Agent for 1984 Geisel Trust (12.35%); JPMIM as Agent for Diocese of L.I. (7.07%); Bankers Trust Company for the benefit of Magnetek (7.29%%); JPMIM as Agent for Artic Slope Regional Corporation (6.86%); Michigan Catholic Conference Diocese Investment (5.40%); JPMIM as Agent for Winthrop University Hospital (5.20%): Morgan as Agent for 1984 Geisel Marital Trust (5.57%); Morgan as Agent for D. Soros 1993 Trust (5.48%%); Morgan as Agent for P. Soros 1993 Trust (5.48%).


         The address of each owner listed above is c/o Morgan, 522 Fifth Avenue, New York, New York 10036. As of the date of this Statement of Additional Information, the officers and Trustees as a group owned less than 1% of the shares of the Fund.

SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in a corresponding Master Portfolio, a separate registered investment company with the same investment objective and policies as the Fund. Fund shareholders are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote.

         In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Morgan at (800) 766-7722.

         The Trust may withdraw the investment of a Fund from a Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions in accordance with the investment policies with respect to the Portfolio described above and in the Fund's Prospectus.

         Certain changes in the Portfolio's fundamental investment policies or restrictions, or a failure by the Fund's shareholders to approve such change in the Portfolio's investment restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

         Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns.

         Additionally, because the Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no affect on the outcome of such matters.

TAXES

         The Fund intends to continue to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, investments in other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed in accordance with the Code's timing requirements.

         Under the Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends generally will be taxable to a shareholder in the year declared rather than the year paid.

         For federal income tax purposes, the Fund had a capital loss carryforward at October 31, 1998 of $226,218 all of which expires in the year 2006. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

         Distributions of net investment income, certain foreign currency gains, and realized net short-term capital gain in excess of net long-term capital losses are generally taxable to shareholders of the Funds as ordinary income whether such distributions are taken in cash or reinvested in additional shares. Distributions to corporate shareholders of the Funds are not eligible for the dividends received deduction. The Fund generally pays a monthly dividend. If dividend payments exceed income earned by the Fund, the over distribution would be considered a return of capital rather than a dividend payment. The Fund intends to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders of a Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.

         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put is acquired or a call option is written thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should thus consider the consequences of purchasing shares in the Fund shortly before the Fund declares a sizable dividend distribution.

         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder is subject to maximum tax rate of 20%. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund.

         Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Portfolio, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

         Forward currency contracts, options and futures contracts entered into by a Portfolio may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Portfolio on forward currency contracts, options and futures contracts or on the underlying securities.

         Certain options, futures and foreign currency contracts held by a Portfolio at the end of each taxable year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Portfolio has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

         If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

         Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless IRS Form W-8 is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

         Foreign Taxes. It is expected that the Global Strategic Income Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries. So long as more than 50% in value of the total assets of the Fund (including its share of the assets of the corresponding Portfolio) at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes deemed paid by it as paid directly by its shareholders. The Fund will make such an election only if it deems it to be in the best interest of its shareholders. The Fund will notify its shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described below) have not been satisfied. If the Fund makes the election, each shareholder will be required to include in his income (in addition to the dividends and distributions he receives) his proportionate share of the amount of foreign income taxes deemed paid by the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if he itemizes deductions, a deduction for his share of the foreign income taxes in computing federal income tax liability (no deduction will be permitted in computing an individual's alternative minimum tax liability). Effective for dividends paid after September 5, 1997, shareholders of the Fund will not be eligible to claim a foreign tax credit with respect to taxes paid by the Fund (notwithstanding that the Fund elects to treat the foreign taxes deemed paid by it as paid directly by its shareholders) unless certain holding period requirements are met. A shareholder who is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Global Strategic Income Fund from its foreign source net investment income will be treated as foreign source income. The Fund's gains and losses from the sale of securities will generally be treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, if the election is made, shareholders may nevertheless be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Global Strategic Income Fund. Effective for taxable years of a shareholder beginning after December 31, 1997, individual shareholders of the Fund with $300 or less of creditable foreign taxes ($600 in the case of an individual shareholder filing jointly) may elect to be exempt from the foreign tax credit limitation rules described above (other than the 90% limitation applicable for purposes of the alternative minimum tax), provided that all of such individual shareholder's foreign source income is "qualified passive income" (which generally includes interest, dividends, rents, royalties and certain other types of income) and further provided that all of such foreign source income is shown on one or more payee statements furnished to the shareholder. Shareholders making this election will not be permitted to carry over any excess foreign taxes to or from a tax year to which such an election applies.

         State and Local Taxes. The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolio is organized as a New York trust. The Portfolio is not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by the Fund in the Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

         Telephone calls to the Fund, J.P. Morgan or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act and the Portfolio's registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements.
Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

The Year 2000 Initiative

         With the new millennium rapidly approaching, organizations are examining their computer systems to ensure they are year 2000 compliant. The issue, in simple terms, is that many existing computer systems use only two numbers to identify a year in the date field with the assumption that the first two digits are always 19. As the century is implied in the date, on January 1, 2000, computers that are not year 2000 compliant will assume the year is 1900. Systems that calculate, compare, or sort using the incorrect date will cause erroneous results, ranging from system malfunctions to incorrect or incomplete transaction processing. If not remedied, potential risks include business interruption or shutdown, financial loss, reputation loss, and/or legal liability.


         J.P. Morgan has undertaken a firmwide initiative to address the year 2000 issue and has developed a comprehensive plan to prepare, as appropriate, its computer systems. Each business line has taken responsibility for identifying and fixing the problem within its own area of operation and for addressing all interdependencies. A multidisciplinary team of internal and external experts supports the business teams by providing direction and firmwide coordination. Working together, the business and multidisciplinary teams have completed a thorough education and awareness initiative and a global inventory and assessment of J.P. Morgan's technology and application portfolio to understand the scope of the year 2000 impact at J.P. Morgan. J.P. Morgan presently is renovating and testing these technologies and applications in partnership with external consulting and software development organizations, as well as with year 2000 tool providers. J.P. Morgan has substantially completed renovation, testing, and validation of its key systems and is preparing to participate in industry-wide testing (or streetwide testing) in 1999. J.P. Morgan is also working with key external parties, including clients, counterparties, vendors, exchanges, depositories, utilities, suppliers, agents and regulatory agencies, to stem the potential risks the year 2000 problem poses to J.P. Morgan and to the global financial community. For potential failure scenarios where the risks are deemed significant and where such risk is considered to have a higher probability of occurrence, J.P. Morgan will attempt to develop business recovery/contingency plans. These plans, which is being developed in the first half of 1999, will define the infrastructure that should be put in place for managing a failure during the millennium event itself.

         Costs associated with efforts to prepare J.P. Morgan's systems for the year 2000 approximated $95 million in 1997 and $112 million for the first nine months of 1998. In 1999, J.P. Morgan is continuing its efforts to prepare its systems for the year 2000. The total cost to become year-2000 compliant is estimated at $300 million (for firmwide systems upgrade, not just for systems relating to mutual funds), for internal systems renovation and testing, testing equipment, and both internal and external resources working on the project. The costs associated with J.P. Morgan becoming year-2000 compliant will be borne by J.P. Morgan and not the Fund.


The Euro


         Effective January 1, 1999 the euro, a single multinational currency, replaced the national currencies of certain countries in the Economic Monetary Union (EMU).

     J.P. Morgan will monitor currency risk resulting from increased volatility in exchange rates between EMU countries and non-participating countries.


         The I.R.S has concluded that euro conversion will not cause a U.S. taxpayer to realize gain or loss to the extent taxpayer's rights and obligations are altered solely by reason of the conversion.

FINANCIAL STATEMENTS


         The Portfolio's financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to The U.S. Fixed Income Portfolio's October 31, 1998 annual report filing made with the SEC on January 5, 1999 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder (Accession No. 0001047469-99-000097). The annual report is available without charge upon request by calling J.P. Morgan Funds Services at (800) 766-7722.

APPENDIX A

Description of Security Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Commercial Paper, including Tax Exempt

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

Short-Term Tax-Exempt Notes

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper, including Tax Exempt

Prime-1  -   Issuers rated Prime-1 (or related  supporting  institutions)
             have  a  superior   capacity  for   repayment  of   short-term
             promissory   obligations.   Prime-1  repayment  capacity  will
             normally be evidenced by the following characteristics:

         -   Leading market positions in well established industries.
         -   High rates of return on funds employed.
         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Short-Term Tax Exempt Notes

MIG-1             - The short-term  tax-exempt  note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.


--------
              1 Mr.  Healey is an  "interested  person"  (as defined in the 1940
Act) of the Trust. Mr. Healey is also an "interested person" (as defined in the 1940 Act) of the Advisor due to his son's affiliation with JPMIM.




                         J.P. MORGAN INSTITUTIONAL FUNDS




                 J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND
                       J.P. MORGAN INSTITUTIONAL BOND FUND
             J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND




                       STATEMENT OF ADDITIONAL INFORMATION




                                  MARCH 1, 1999






















THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 1, 1999 FOR THE FUNDS LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORTS RELATING TO THE FUNDS LISTED ABOVE DATED OCTOBER 31, 1998. THE PROSPECTUS AND THESE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORT ON THE ANNUAL FINANCIAL STATEMENTS, ARE AVAILABLE, WITHOUT CHARGE UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: J.P. MORGAN INSTITUTIONAL FUNDS
(800)221-7930.



                              Table of Contents


                                                                       Page


General.................................                                  1
Investment Objectives and Policies......                                  1
Investment Restrictions.................                                  29
Trustees and Officers...................                                  31
Investment Advisor......................                                  35
Distributor.............................                                  38
Co-Administrator........................                                  38
Services Agent..........................                                  40
Custodian and Transfer Agent............                                  41
Shareholder Servicing...................                                  41
Financial Professionals.................                                  43
Independent Accountants.................                                  43
Expenses................................                                  43
Purchase of Shares......................                                  44
Redemption of Shares....................                                  44
Exchange of Shares......................                                  45
Dividends and Distributions.............                                  46
Net Asset Value.........................                                  46
Performance Data........................                                  47
Portfolio Transactions..................                                  49
Massachusetts Trust.....................                                  51
Description of Shares...................                                  51
Special Information Concerning
  Investment Structure...................                                 53
Taxes....................................                                 54
Additional Information...................                                 58
Financial Statements.....................                                 60
Appendix A - Description of Security
 Ratings................................                                  A-1

GENERAL

     This Statement of Additional Information relates only to J.P. Morgan Institutional Short Term Bond Fund, J.P. Morgan Institutional Bond Fund and J.P. Morgan Institutional Global Strategic Income Fund (collectively, the "Funds"). Each of the Funds is a series of shares of beneficial interest of J.P. Morgan Institutional Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Funds, the Trust consists of other series representing separate investment funds (each a "J.P. Morgan Institutional Fund"). The other J.P. Morgan Institutional Funds are covered by separate Statements of Additional Information.

         This Statement of Additional Information describes the financial history, investment objectives and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs. The J.P. Morgan Institutional Funds operate through a two-tier master-feeder investment fund structure.

         This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Master Portfolio (the "Portfolio"), a corresponding open-end management investment company having the same investment objective as the Fund. Each Fund invests in a Portfolio through a two-tier master-feeder investment fund structure. See "Special Information Concerning Investment Structure." Accordingly, references below to the Fund also include the Portfolio; similarly, references to the Portfolio also include the Fund unless the context requires otherwise.

     Each Portfolio is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

         Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Advisor, or any other bank. Shares of a Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVES AND POLICIES

         J.P. Morgan Institutional Short Term Bond Fund (the "Short Term Bond Fund") is designed for investors who place a strong emphasis on conservation of capital but who also want a return greater than that of a money market fund or other very low risk investment vehicles. The Short Term Bond Fund is appropriate for investors who do not require the stable net asset value typical of a money market fund but who want less price fluctuation than is typical of a longer-term bond fund. The Short Term Bond Fund's investment objective is to provide high total return, consistent with low volatility of principal. The Short Term Bond Fund seeks to achieve this high total return to the extent consistent with modest risk of capital and the maintenance of liquidity. The Short Term Bond Fund attempts to achieve its investment objective by investing all of its investable assets in The Short Term Bond Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Short Term Bond Fund.

         The Portfolio attempts to achieve its investment objective by investing primarily in the corporate and government debt obligations and related securities of domestic and foreign issuers described in this Statement of Additional Information.

         J.P. Morgan Institutional Bond Fund (the "Bond Fund") is designed to be an economical and convenient means of making substantial investments in a broad range of corporate and government debt obligations and related investments of domestic and foreign issuers, subject to certain quality and other restrictions. See "Quality and Diversification Requirements." The Bond Fund's investment objective is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Bond Fund will fluctuate, the Bond Fund attempts to conserve the value of its investments to the extent consistent with its objective. The Bond Fund attempts to achieve its objective by investing all of its investable assets in The U.S. Fixed Income Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Bond Fund.

         The Portfolio attempts to achieve its investment objective by investing primarily in high grade and investment grade corporate and government debt obligations and related securities of domestic and foreign issuers described in the Prospectus and this Statement of Additional Information.

         J.P. Morgan Institutional Global Strategic Income Fund (the "Global Strategic Income Fund") is designed for the aggressive investor seeking to diversify an investment portfolio by investing in fixed-income securities of foreign and domestic issuers. The Global Strategic Income Fund's investment objective is high total return from a portfolio of fixed-income securities of foreign and domestic issuers. The Global Strategic Income Fund seeks to achieve its objective by investing all of its investable assets in the Global Strategic Income Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Global Strategic Income Fund.

     The Portfolio attempts to achieve its investment objective by investing primarily in mortgage-backed securities and direct mortgage obligations; below investment grade debt obligations of U.S. and non-U.S. issuers; investment grade U.S. dollar-denominated debt obligations of U.S. and non-U.S. issuers; investment grade non-dollar denominated debt obligations of non-U.S. issuers; and obligations of emerging market issuers.

         The following discussion supplements the information regarding the investment objective of each of the Funds and the policies to be employed to achieve this objective by their corresponding Portfolios as set forth above and in the Prospectus. The investment objective of each Fund and its corresponding Portfolio is identical. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio; similarly, references to a Portfolio also include the corresponding Fund that invests in the Portfolio unless the context requires otherwise.




Fixed Income Investments

         Each Fund may invest in a broad range of debt securities of domestic and foreign corporate and government issuers. The corporate securities in which the Funds may invest include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest bearing debt securities with the same maturity.

Corporate Bonds and Other Debt Securities

         Each Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

         Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

         Government Guaranteed Mortgage-Backed Securities. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

         There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

         Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

         Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

         CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

         CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Advisor may determine that SMBS which are U.S. Government securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

         Mortgages (directly held). Each Fund may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Advisor.

         The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, the Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Fund or the Advisor. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

         Zero Coupon, Pay-in-Kind and Deferred Payment Securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

         Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

         Corporate Fixed Income Securities. Each Fund may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Money Market Instruments


         Each  Fund  may  invest  in  money  market  instruments  to the  extent consistent with its investment objective and policies. Under normal circumstances, the Funds will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Funds may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below.


Also see "Quality and Diversification Requirements."

     U.S. Treasury Securities. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         Additional U.S. Government Obligations. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     Foreign Government Obligations. Each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

         Bank Obligations. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets (the "Asset Limitation") and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Asset Limitation is not applicable to the Global Strategic Income Fund. See "Foreign Investments." The Funds will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

         Commercial Paper. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

         Repurchase Agreements. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Funds' Trustees. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

         Each of the Funds may make investments in other debt securities, including without limitation corporate bonds and other obligations described in this Statement of Additional Information.

Tax Exempt Obligations

     In certain circumstances the Bond and Short Term Bond Funds may invest in tax exempt obligations to the extent consistent with each Fund's investment objective and policies. A description of the various types of tax exempt obligations which may be purchased by the Funds appears below. See "Quality and Diversification Requirements."

         Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

         Municipal Notes. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

         Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

         Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

         Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. For a description of the attributes of master demand obligations, see "Money Market Instruments" above. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.


         Premium Securities. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

         Puts. The Funds may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Advisor will monitor each writer's ability to meet its obligations under puts.

         Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

         The Fund values any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the SEC. Prior to investing in such securities, the Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

         Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Advisor reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Advisor's opinion or such put writers' obligations will be collateralized and of comparable quality in the Advisor's opinion. The Trustees have directed the Advisor not to enter into put transactions with any dealer which in the judgment of the Advisor become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

         Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Fund with the result that, while the put is outstanding, the Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.


Foreign Investments

         The Global Strategic Income Fund makes substantial investments in foreign countries. The Bond and Short Term Bond Funds may invest in certain foreign securities. The Short Term Bond and Bond Funds may invest up to 20% of total assets in fixed income securities of foreign issuers denominated in foreign currencies. Neither the Bond or Short Term Bond Funds expect to invest more than 25% of their respective total assets at the time of purchase in securities of foreign issuers. In the case of the Bond and Short Term Bond Funds, any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

         Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or in other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. An unsponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign security. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

         Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

         Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

         Investors should realize that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administration or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investment made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         In addition, while the volume of transactions effected on foreign exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

         Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Each Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Fund's currency exposure. See "Foreign Currency Exchange Transactions" below.

         Foreign Currency Exchange Transactions. Because each Fund may buy and sell securities and receive interest in currencies other than the U.S. dollar, a Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

         A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         A Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. A Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. A Fund will only enter into forward contracts to sell a foreign currency for another foreign currency if the Advisor expects the foreign currency purchased to appreciate against the U.S.
dollar.

         Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.
         Sovereign Fixed Income Securities. Each of the Funds may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

         Brady Bonds. Each Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

         Obligations of Supranational Entities. Each Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.


Investing in Emerging Markets

         The Global Strategic Income Fund, and to a lesser extent the Bond and Short Term Bond Funds, may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

         The Global Strategic Income Fund may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund's securities are quoted would reduce the Fund's net asset value.

         Restrictions on Investment and Repatriation. Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional Investments

         Convertible Securities. Each of the Funds may invest in convertible securities of domestic and, subject to the Fund's investment restrictions, foreign issuers. The convertible securities in which a Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         When-Issued and Delayed Delivery Securities. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults. It is the current policy of the Bond and Short Term Bond Funds not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

         Structured Securities. The Global Strategic Income Fund may invest in structured securities, including currency linked securities. The interest rate or, in some cases, the principal payable at the maturity of a structured security may change positively or inversely in relation to one or more interest rates, financial indices, currency rates or other financial indicators (reference prices). A structured security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on a structured security is a multiple of the change in the reference price. Thus, structured securities may decline in value due to adverse market changes in currency exchange rates and other reference prices.

         Risks Associated with Derivative Securities and Contracts. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

         Market Risk. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against the Fund's position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by the Fund.

         Leverage and Volatility Risk. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

         Correlation Risk. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and the Fund's assets.

     Credit  Risk.   Derivative   securities  and  over-the-counter   derivative
contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

         Liquidity and Valuation Risk. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the-counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

         Investment Company Securities. Securities of other investment companies may be acquired by each of the Funds and their corresponding Portfolios to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (its corresponding Portfolio). As a shareholder of another investment company, a Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund or Portfolio bears directly in connection with its own operations. Each Fund has applied for exemptive relief from the SEC to permit the Fund's corresponding Portfolio to invest in affiliated investment companies. If the requested relief is granted, the Fund's corresponding Portfolio would then be permitted to invest in affiliated funds, subject to certain conditions specified in the applicable order.

     Reverse Repurchase Agreements. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for each Fund's limitations on reverse repurchase agreements and bank borrowings.

         Mortgage Dollar Roll Transactions. The Funds may engage in mortgage dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a mortgage dollar roll transaction, the Fund sells a mortgage backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. The Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Fund may also be compensated by receipt of a commitment fee. When the Fund enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions.

         Loans of Portfolio Securities. Subject to applicable investment restrictions, each Fund is permitted to lend securities in an amount up to 33 1/3% of the value of its total assets. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Advisor or the Distributor, unless otherwise permitted by applicable law.

         Illiquid Investments; Privately Placed and Other Unregistered Securities. No Fund may acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.
         Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

         As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

Quality and Diversification Requirements

         Each Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

         Each Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes".

         Short Term Bond and Bond Funds. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions.


         The Bond and Short Term Bond Funds invest in a diversified portfolio of securities that are considered "high grade," "investment grade" and "below investment grade" as described in Appendix A. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exist, the investment must be of comparable investment quality in the Advisor's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.


         The Global Strategic Income Fund. The higher total return sought by the Global Strategic Income Fund is generally obtainable from high yield high risk securities in the lower rating categories of the established rating services. These securities are rated below Baa by Moody's or below BBB by Standard & Poor's. The Global Strategic Income Fund may invest in securities rated as low as B by Moody's or Standard & Poor's, which may indicate that the obligations are speculative to a high degree. Lower rated securities are generally referred to as junk bonds. See the Appendix attached to this Statement of Additional Information for a description of the characteristics of the various ratings categories. The Global Strategic Income Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the minimum ratings noted above. The credit ratings of Moody's and Standard & Poor's (the "Rating Agencies"), such as those ratings described in this Statement of Additional Information, may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not evaluate market risk. The Global Strategic Income Fund may also invest in unrated securities which, in the opinion of the Advisor, offer comparable yields and risks to the rated securities in which the Fund may invest.

         Debt securities that are rated in the lower rating categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income, including the possibility of default or bankruptcy of the issuer of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. Although the Advisor seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions, there can be no assurance that the Advisor will be successful in limiting the Global Strategic Income Fund's exposure to the risks associated with lower rated securities. Because the Global Strategic Income Fund invests in securities in the lower rated categories, the achievement of the Fund's investment objective is more dependent on the Advisor's ability than would be the case if the Fund were investing in securities in the higher rated categories.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to determine accurately the Portfolio's net asset value.

         Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations may make it more difficult to dispose of the Global Strategic Income Fund's investments in high yield securities and to value accurately these assets. The reduced availability of reliable, objective data may increase the Global Strategic Income Fund's reliance on management's judgment in valuing high yield bonds. In addition, the Global Strategic Income Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions whether or not justified by fundamental factors.

         Below Investment Grade Debt. Certain lower rated securities purchased by each Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's portfolio securities for purposes of determining the Fund's net asset value. See Appendix A for more detailed information on these ratings.

         In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Options and Futures Transactions

         The Funds may purchase and sell (a) exchange traded and over-the-counter (OTC) put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

         Each of the Funds may use futures contracts and options for hedging and risk management purposes. The Funds may not use futures contracts and options for speculation.

         Each of the Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase a Fund's turnover rate.

         A Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of a Fund's total assets. In addition, the a Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value of a Fund.

Options

         Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

         The buyer of a typical put option can expect to realize a gain if the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         Selling (Writing) Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

         If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

         Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

         Options on Indexes. Each of the Funds may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

         For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

         Exchange Traded and OTC Options. All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by a Fund's Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

         Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Futures Contracts

         The Funds may purchase and sell futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

         When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, a Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to a Fund.

         Each Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

          Options on Futures Contracts. The Funds may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

         Combined Positions. Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell futures contracts or purchase put and call options, including put and call options on futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

         Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         Asset Coverage for Futures Contracts and Options Positions. The Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Fund can commit assets to initial margin deposits and option premiums. In addition, the Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

         Swaps and Related Swap Products. Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

         Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

         Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

         The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

         The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

         The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

           The Advisor will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

         Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

         Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

         The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Advisor and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

          During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

         The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

Risk Management

         Each Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Advisor wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause a Fund to purchase futures contracts on long term debt securities. Similarly, if the Advisor wishes to decrease fixed income securities or purchase equities, it could cause a Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives. Portfolio Turnover

         The table below sets forth the portfolio turnover rates for the Portfolios corresponding to the Funds. A rate of 100% indicates that the equivalent of all of the Portfolio's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.


     The Short Term Bond Portfolio (Short Term Bond Fund) -- For the fiscal year ended October 31, 1997: 219%. For the fiscal year ended October 31, 1998: 381%.

     The U.S. Fixed Income Portfolio (Bond Fund) -- For the fiscal year ended October 31, 1997: 93%. For the fiscal year ended October 31, 1998: 115%.

     The Global Strategic Income Portfolio (Global Strategic Income Fund) -- For the period March 17, 1997 (commencement of operations) through October 31, 1997:
212%. For the fiscal year ended October 31, 1998: 368%.


INVESTMENT RESTRICTIONS

         The investment restrictions of each Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio unless the context requires otherwise; similarly, references to a Portfolio also include its corresponding Fund unless the context requires otherwise.

         The investment restrictions below have been adopted by each Fund and by each corresponding Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.


         The Funds and their corresponding Portfolios:


1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

4. May not borrow money, except to the extent permitted by applicable law;
5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and (c) make direct investments in mortgages;

7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

         Non-Fundamental Investment Restrictions. The investment restrictions described below are not fundamental policies of the Funds and their
corresponding   Portfolios  and  may  be  changed  by  their   Trustees.   These
non-fundamental investment policies require that the Funds and their corresponding Portfolios:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

(ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of the fundamental investment restriction regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

TRUSTEES AND OFFICERS

Trustees

         The Trustees of the Trust, who are also the Trustees of each of the Portfolios, their business addresses, principal occupations during the past five years and dates of birth are set forth below.

     FREDERICK S. ADDY--Trustee; Retired; Prior to April 1994, Executive Vice President and Chief Financial Officer, Amoco Corporation. His address is 5300 Arbutus Cove, Austin, Texas 78746, and his date of birth is January 1, 1932.

     WILLIAM  G.  BURNS--Trustee;   Retired,  Former  Vice  Chairman  and  Chief
Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, Florida 32779, and his date of birth is November 2, 1932.

     ARTHUR C. ESCHENLAUER--Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, New Jersey 08540, and his date of birth is May 23, 1934.

         MATTHEW HEALEY1--Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436, and his date of birth is August 23, 1937.

     MICHAEL P. MALLARDI--Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His address is 10 Charnwood Drive, Suffern, New York 10910, and his date of birth is March 17, 1934.

         The Trustees of the Trust are the same as the Trustees of each of the Portfolios. In accordance with applicable state requirements, a majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same

         The Trustees of the Trust are the same as the Trustees of each of the Portfolios. A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, each of the Portfolios and the J.P. Morgan Funds, up to and including creating a separate board of trustees.

         Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), J.P. Morgan Funds and J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.

         Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 1998 are set forth below.

--------------------------------------------------- ------------------------------ -------------------------------------------



                                                                                   TOTAL TRUSTEE COMPENSATION ACCRUED BY THE
                                                                                   MASTER PORTFOLIOS(*), J.P. MORGAN FUNDS,
                                                    AGGREGATE TRUSTEE              J.P. MORGAN SERIES TRUST AND THE TRUST
                                                    COMPENSATION                   DURING 1998(**)
                                                    PAID BY THE
NAME OF TRUSTEE                                     TRUST DURING 1998
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------


Frederick S. Addy, Trustee                          $20,055                        $75,000
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------


William G. Burns, Trustee                           $20,055                        $75,000
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------


Arthur C. Eschenlauer, Trustee                      $20,055                        $75,000
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------


Matthew Healey, Trustee(***),                       $20,055                        $75,000
  Chairman and Chief Executive
  Officer
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------

Michael P. Mallardi, Trustee                        $20,055                        $75,000
--------------------------------------------------- ------------------------------ -------------------------------------------

     (*) Includes the Portfolios and 16 other portfolios (collectively the "Master Portfolios") for which JPMIM acts as investment advisor.

     (**) No investment company within the fund complex has a pension or retirement plan. Currently there are 17 investment companies (14 investment companies comprising the Master Portfolios, the Trust, J.P. Morgan Funds and J.P. Morgan Series Trust) in the fund complex.

     (***) During 1998, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $157,400, contributed $23,610 to a defined contribution plan on his behalf and paid $17,700 in insurance premiums for his benefit.


         The Trustees decide upon general policies and are responsible for overseeing the Trust's and Portfolio's business affairs. Each of the Portfolios and the Trust has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolios and the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolios have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.
         The aggregate fees paid to Pierpont Group, Inc. by each Fund and its corresponding Portfolio during the indicated fiscal years are set forth below:


     Short Term Bond Fund -- For the fiscal year ended October 31, 1996: $568. For the fiscal year ended October 31, 1997: $900. For the fiscal year ended October 31, 1998: $2,773.

     The Short Term Bond Portfolio -- For the fiscal year ended October 31, 1996: $1,005. For the fiscal year ended October 31, 1997: $1,343. For the fiscal year ended October 31, 1998: $3,458.

     Bond Fund -- For the fiscal year ended October 31, 1996: $30,044. For the fiscal year ended October 31, 1997: $29,814. For the fiscal year ended October 31, 1998: $28,012.

     The U.S. Fixed Income Portfolio -- For the fiscal year ended October 31, 1996: $36,922. For the fiscal year ended October 31, 1997: $35,577. For the fiscal year ended October 31, 1998: $35,661.

     Global Strategic Income Fund - For the period March 17, 1997 (commencement of operations) through October 31, 1997: 1,573. For the fiscal year ended October 31, 1998: $5,519.

     Global Strategic Income Portfolio -- For the period March 17, 1997 (commencement of operations) through October 31, 1997: $1,574. For the fiscal year ended October 31, 1998: $5,766.


Officers

         The Trust's and Portfolios' executive officers (listed below), other than the Chief Executive officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust and the Portfolios. The Trust and the Portfolios have no employees.

         The officers of the Trust and the Portfolios, their principal occupations during the past five years and dates of birth are set forth below. Unless otherwise specified, each officer holds the same position with the Trust and each Portfolio. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436. His date of birth is August 23, 1937.

     MARGARET W. CHAMBERS; Vice President and Secretary. Senior Vice President and General Counsel of FDI since April, 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.

         MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies distributed or administered by FDI. Prior to July 1994, she was President and Chief Compliance Officer of FDI. Her date of birth is August 1, 1957.

     DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Assistant Vice President and Assistant Department Manager of Treasury Services and Administration of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. His date of birth is March 31, 1969.

     JACQUELINE HENNING; Assistant Secretary and Assistant Treasurer of (The U.S. Fixed Income and Short Term Bond Portfolios only). Managing Director, State Street Cayman Trust Company, Ltd. since October 1994. Prior to October 1994, Mrs. Henning was head of mutual funds at Morgan Grenfell in Cayman and was Managing Director of Bank of Nova Scotia Trust Company (Cayman) Limited prior to September 1993. Address: P.O. Box 2508 GT, Elizabethan Square, 2nd Floor, Shedden Road, George Town, Grand Cayman, Cayman Islands, BWI. Her date of birth is March 24, 1942.

     KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Prior to May 1994, Ms. Jacoppo-Wood was a senior paralegal at The Boston Company Advisors, Inc. ("TBCA"). Her date of birth is December 29, 1966.

     CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. Prior to April 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. His date of birth is December 24, 1964.

     KATHLEEN K. MORRISEY. Vice President and Assistant Secretary. Vice President and Assistant Secretary of FDI. Manager of Treasury Services
Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. From July 1994 to November 1995, Ms. Morrisey was a Fund Accountant II for Investors Bank & Trust Company. Prior to July 1994 she was a Finance student at Stonehill College in North Easton, Massachusetts. Her date of birth is July 5, 1972.

     MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. Prior to August 1994, Ms. Nelson was an Assistant Vice President and Client Manager for The Boston Company, Inc. Her date of birth is April 22, 1964.

     MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York since 1990. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Prior to September 1995, Ms. Pace served as a Fund Administrator for Morgan Guaranty Trust Company of New York. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

     MICHAEL S. PETRUCELLI; Vice President and Assistant Secretary. Senior Vice President and Director of Strategic Client Initiatives for FDI since December 1996. From December 1989 through November 1996, Mr. Petrucelli was employed with GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE Investment Services. Address: 200 Park Avenue, New York, New York, 10166. His date of birth is May 18, 1961.

     stephanie d. pierce; Vice President and Assistant Secretary. Vice President and Client Development Manager for FDI since April 1998. From April 1997 to March 1998, Ms. Pierce was employed by Citibank, NA as an officer of Citibank and Relationship Manager on the Business and Professional Banking team handling over 22,000 clients. Address: 200 Park Avenue, New York, New York 10166. Her date of birth is August 18, 1968.

     GEORGE A. RIO; President and Treasurer. Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. From September 1983 to May 1994, Mr. Rio was Senior Vice President & Manager of Client Services and Director of Internal Audit at The Boston Company. His date of birth is January 2, 1955.

     CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group as a Manager of the Tax Group and is responsible for U.S. mutual fund tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

INVESTMENT ADVISOR

         The Funds have not retained the services of an investment adviser because each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio. Subject to the supervision of the Portfolio's Trustees, the Advisor makes each Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. Prior to October 28, 1998, Morgan was each Portfolio's investment advisor. JPMIM, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.


         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $316 billion.


         J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

         Morgan, also a wholly owned subsidiary of J.P. Morgan, is a bank holding company organized under the laws of the State of Delaware. Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

         The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt, and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 300 capital market researchers, portfolio managers and traders. The Advisor's fixed income investment process is based on analysis of real rates, sector diversification, and quantitative and credit analysis.

         The investment advisory services the Advisor provides to the Portfolios are not exclusive under the terms of the Advisory Agreements. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolios. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolios. See "Portfolio Transactions."

         Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmarks for the Portfolios in which the Funds invest are currently: The Short Term Bond Portfolio--Merrill Lynch 1-3 Year Treasury Index; The U.S. Fixed Income Portfolio--Salomon Brothers Broad Investment Grade Bond Index; The Global Strategic Income Portfolio--The Lehman Brothers Aggregate Bond Index.

         The Portfolios are managed by officers of the Advisor who, in acting for their customers, including the Portfolios, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Advisory Agreements, the Portfolio corresponding to each Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rates of each Portfolio's average daily net assets shown below.

Short Term Bond: 0.25%

U.S. Fixed Income: 0.30%

Global Strategic Income: 0.45%

         The table below sets forth for each Fund listed the advisory fees paid by its corresponding Portfolio to Morgan and JPMIM, as applicable, for the fiscal period indicated.


     The Short Term Bond Portfolio (Short Term Bond Fund) -- For the fiscal year ended October 31, 1996: $50,319. For the fiscal year ended October 31, 1997:
$92,126. For the fiscal year ended October 31, 1998: $322,384.

     The U.S. Fixed Income Portfolio (Bond Fund) -- For the fiscal year ended October 31, 1996: $2,402,660. For the fiscal year ended October 31, 1997:
$2,908,384. For the fiscal year ended October 31, 1998: $3,583,060.

The Global Strategic Income Portfolio (Global Strategic Income Fund) -- For the period March 17, 1997 (commencement of operations) through October 31, 1997:
$212,934. For the fiscal year ended October 31, 1998:
$887,960.


         The Investment Advisory Agreements provide that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. Each of the Investment Advisory Agreements will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio. See "Additional Information."

         The Glass-Steagall Act and other applicable laws generally prohibit banks and their subsidiaries, such as the Advisor, from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolios contemplated by the Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. However, it is possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent the Advisor from continuing to perform such services for the Portfolios.

         If the Advisor were prohibited from acting as investment advisor to any Portfolio, it is expected that the Trustees of the Portfolio would recommend to investors that they approve the Portfolio's entering into a new investment advisory agreement with another qualified investment advisor selected by the Trustees.

         Under separate agreements, Morgan also provides certain financial, fund accounting and administrative services to the Trust and the Portfolios and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

         FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor.

         The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

         Under Co-Administration Agreements with the Trust and the Portfolios dated August 1, 1996, FDI also serves as the Trust's and the Portfolios' Co-Administrator. The Co-Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Co-Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolios, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust or the Portfolios, as applicable, expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

         FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust and the Portfolios; (ii) provides officers for the Trust and the Portfolios; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files Portfolio regulatory documents and mails Portfolio communications to Trustees and investors; and (vi) maintains related books and records.

         For its services under the Co-Administration Agreements, each Fund and Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund or Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust, J.P. Morgan Funds, the Master Portfolios and other investment companies subject to similar agreements with FDI.

         The table below sets forth for each Fund listed and its corresponding Portfolio the administrative fees paid to FDI for the fiscal periods indicated.


     Short Term Bond Fund -- For the period August 1, 1996 through October 31, 1996: $137. For the fiscal year ended October 31, 1997: $764. For the fiscal year ended October 31, 1998: $2,245.

     The Short Term Bond Portfolio -- For the period August 1, 1996 through October 31, 1996: $156. For the fiscal year ended October 31, 1997: $886. For the fiscal year ended October 31, 1998: $2,401.

     Bond Fund -- For the  period  August  1, 1996  through  October  31,  1996:
$7,415. For the fiscal year ended October 31, 1997: $25,518 For the fiscal year ended October 31, 1998: $20,814.

     The U.S. Fixed Income Portfolio -- For the period August 1, 1996 through October 31, 1996: $6,419. For the fiscal year ended October 31, 1997: $23,296 For the fiscal year ended October 31, 1998: $22,913.

     Global Strategic Income Fund -- For the period March 17, 1997 (commencement of operations) through October 31, 1997: $1,378. For the fiscal year ended October 31, 1998: $4,108.

     The Global Strategic Income Portfolio -- For the period March 17, 1997 (commencement of operations) through October 31, 1997: $889. For the fiscal year ended October 31, 1998: $2,695.


         The table below sets forth for each Fund listed and its corresponding Portfolio the administrative fees paid to Signature Broker-Dealer Services, Inc. (which provided distribution and administrative services to the Trust and placement agent and administrative services to the Portfolios prior to August 1,
1996) for the fiscal periods indicated.


Short Term Bond Fund -- For the period  November 1, 1995  through July 31, 1996:
$1,332.

The Short Term Bond Portfolio -- For the period November 1, 1995 through July 31, 1996: $1,547.

Bond Fund -- For the period November 1, 1995 through July 31, 1996: $67,809.

     The U.S. Fixed Income Portfolio -- For the period November 1, 1995 through July 31, 1996: $65,610.



SERVICES AGENT

         The Trust, on behalf of each Fund, and each Fund's corresponding Portfolio have entered into Administrative Services Agreements (the "Services Agreements") with Morgan pursuant to which Morgan is responsible for certain administrative and related services provided to each Fund and its corresponding Portfolio. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

         Under the Services Agreements, Morgan provides certain administrative and related services to the Funds and the Portfolios, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.

         Under the Services Agreements, each of the Funds and its corresponding Portfolio has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund and Portfolio is determined by the proportionate share that their net assets bear to the total net assets of the Trust, J.P. Morgan Funds, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and J.P. Morgan Series Trust.

         Under prior administrative services agreements in effect from December 29, 1995 through July 31, 1996, with Morgan, each Fund and its corresponding Portfolio paid Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following schedule: 0.06% of the first $7 billion of the Master Portfolios' aggregate average daily net assets, and 0.03% of the Master Portfolios' average daily net assets in excess of $7 billion.

         Prior to December 29, 1995, the Trust and each Portfolio had entered into Financial and Fund Accounting Services Agreements with Morgan, the provisions of which included certain of the activities described above and prior to September 1, 1995, also included reimbursement of usual and customary expenses.

         The table below sets forth for each Fund listed and its corresponding Portfolio the fees paid to Morgan as Services Agent. See the Prospectus and "Expenses" below for applicable expense limitations.


     Short Term Bond Fund -- For the fiscal year ended October 31, 1996: $2,425. For the fiscal year ended October 31, 1997: $7,502. For the fiscal year ended October 31, 1998: $30,377.

     The Short Term Bond Portfolio -- For the fiscal year ended October 31, 1996: $4,344. For the fiscal year ended October 31, 1997: $11,434. For the fiscal year ended October 31, 1998: $37,243.

     Bond Fund -- For the fiscal year ended October 31, 1996: $157,773. For the fiscal year ended October 31, 1997: $251,508. For the fiscal year ended October 31, 1998: $271,190.


     The U.S. Fixed Income Portfolio -- For the fiscal year ended October 31, 1996: $191,348. For the fiscal year ended October 31, 1997: $300,675. For the fiscal year ended October 31, 1998: $348,110.

     Global Strategic Income Fund -- For the period March 17, 1997 (commencement of operations) through October 31, 1997: $14,447. For the fiscal year ended October 31, 1998: $54,594.

     The Global Strategic Income Portfolio -- For the period March 17, 1997 (commencement of operations) through October 31, 1997: $14,495. For the fiscal year ended October 31, 1998: $57,247.


CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's and each of the Portfolio's custodian and fund accounting agent and each Fund's transfer and dividend disbursing agent. Pursuant to the Custodian Contracts, State Street is responsible for maintaining the books of account and records of portfolio transactions and holding portfolio securities and cash. In the case of foreign assets held outside the United States, the Custodian employs various subcustodians who were approved by the Trustees of the Portfolios in accordance with the regulations of the SEC. The custodian maintains portfolio transaction records. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

         The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a Financial Professional. Under this agreement, Morgan is responsible for performing shareholder account administrative and servicing functions, which includes but is not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.


         Effective August 1, 1998, under the Shareholder Servicing Agreement, each Fund has agreed to pay Morgan for these services a fee at the annual rate of 0.10% (expressed as a percentage of the average daily net asset value of Fund shares owned by or for shareholders).
         The table below sets forth for each Fund listed the shareholder servicing fees paid by each Fund to Morgan for the fiscal periods indicated. See the Prospectus and "Expenses" below for applicable expense limitations.

     Short Term Bond Fund -- For the fiscal year ended October 31, 1996: $7,885. For the fiscal year ended October 31, 1997: $18,131. For the fiscal year ended October 31, 1998: $90,716.

     Bond Fund -- For the fiscal year ended October 31, 1996: $472,758. For the fiscal year ended October 31, 1997: $608,161. For the fiscal year ended October 31, 1998: $759,423.

     Global Strategic Income Fund -- For the period March 17, 1997 (commencement of operations) through October 31, 1997: $47,162. For the fiscal year ended October 31, 1998: $188,159.


         As discussed under "Investment Advisor," the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and providing administrative services to the Funds and the Portfolios under the Services Agreements and the activities of JPMIM in acting as Advisor to the Portfolios under the Investment Advisory Agreements, may raise issues under these laws. However, JPMIM and Morgan believe that they may properly perform these services and the other activities without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

         If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Funds or the Portfolios might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

         Each Fund may be sold to or through financial intermediaries who are customers of J.P. Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide record keeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as J.P. Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not be remitted to the Fund or J.P. Morgan.

         Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust and the Portfolios are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and the Portfolios, assists in the preparation and/or review of each of the Fund's and the Portfolio's federal and state income tax returns and consults with the Funds and the Portfolios as to matters of accounting and federal and state income taxation.

EXPENSES

         In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees and Officers," "Investment Advisor," "Co-Administrator," "Distributor," "Services Agent" and "Shareholder Servicing" above, the Funds and the Portfolios are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to the Funds or the Portfolios. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Portfolios, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.

         J.P. Morgan has agreed that it will reimburse the Funds noted below until further notice to the extent necessary to maintain the Fund's total operating expenses (which include expenses of the Fund and the Portfolio) at the following annual rates of the Fund's average daily net assets.


         Bond:                                                         0.50%
         Short Term Bond Fund:                                         0.30%
         Global Strategic Income Fund:                                 0.65%

     These    limits    do   not    cover    extraordinary    expenses.    These
reimbursement/waiver arrangements can be changed at any time at the option of J.P. Morgan.

         The table below sets forth for each Fund listed the fees and other expenses J.P. Morgan reimbursed under the expense reimbursement arrangements described above or pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.

     Bond Fund -- For the fiscal year ended October 31, 1996: $176,156. For the fiscal year ended October 31, 1997: $16,909. For the fiscal year ended October 31, 1998: $42,614.

     The U.S. Fixed Income Portfolio -- For the fiscal year ended October 31, 1996: N/A. For the fiscal year ended October 31, 1997: N/A. For the fiscal year ended October 31, 1998: N/A.

     Short  Term  Bond Fund -- For the  fiscal  year  ended  October  31,  1996:
$86,297. For the fiscal year ended October 31, 1997: $99,323. For the fiscal year ended October 31, 1998: $259,461.

     The Short Term Bond Portfolio -- For the fiscal year ended October 31, 1996: $46,618. For the fiscal year ended October 31, 1997: $111,329. For the fiscal year ended October 31, 1998: $166,257.

     Global Strategic Income Fund -- For the period March 17, 1997 (commencement of operations) through October 31, 1997: $180,127. For the fiscal year ended October 31, 1998: $331,863.

     The Global Strategic Income Portfolio -- For the period March 17, 1997 (commencement of operations) through October 31, 1997: $69,136. For the fiscal year ended October 31, 1998: N/A.


PURCHASE OF SHARES

         Investors may open Fund accounts and purchase shares as described in the Prospectus. References in the Prospectus and this Statement of Additional Information to customers of Morgan or a Financial Professional include customers of their affiliates and references to transactions by customers with Morgan or a Financial Professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of a Fund may make transactions in shares of a Fund.

         Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); and (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

     Prospective investors may purchase shares with the assistance of a Financial Professional, and the Financial Professional may charge the investor a fee for this service and other services it provides to its customers. REDEMPTION OF SHARES

         Investors may redeem shares as described in the Prospectus.

         If the Trust on behalf of a Fund and its corresponding Portfolio determine that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust, on behalf of all of the Funds and their corresponding Portfolios (except the Global Strategic Income Portfolio), have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Funds and the corresponding Portfolios are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of each Fund during any 90 day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the corresponding Portfolio and therefore shareholders of each Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolios have advised the Trust that the Portfolios will not redeem in kind except in circumstances in which a Fund is permitted to redeem in kind. The Trust is in the process of seeking exemptive relief from the SEC with respect to redemptions in kind by a Fund. If the requested relief is granted, each Fund would then be permitted to pay redemptions to greater than 5% shareholders in securities, rather than in cash, to the extent permitted by the SEC and applicable law. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

         Further Redemption Information. Investors should be aware that redemptions from each Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, each Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of the Fund, and the Portfolio, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or
(iv) for such other periods as the SEC may permit. For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

EXCHANGE OF SHARES

         An investor may exchange shares from the Fund into any other J.P. Morgan Institutional Fund, J.P. Morgan Fund or J.P. Morgan Series Trust fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Fund reserves the right to discontinue, alter or limit its exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

         Each Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus.

         Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. Each Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

         Each of the Funds computes its net asset value separately for each class of shares outstanding once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each business day as described in the prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Fund and the Portfolio may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

         The net asset value of the Fund is equal to the value of the Fund's investment in its corresponding Portfolio (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Portfolio corresponding to the Fund in valuing its assets.

         Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Unlisted securities are valued at the last average of the quoted bid and asked prices in the OTC market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing average currency exchange rate on the valuation date.

         Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Trading in securities in most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

         From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Current performance information for the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectus.


         Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         The Funds may advertise "total return" and non-standardized total return data. The total return shows what an investment in a Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over other specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance.

         Yield Quotations. As required by regulations of the SEC, the annualized yield for the Funds is computed by dividing each Fund's net investment income per share earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

         Below is set forth historical yield information for the Funds for the periods indicated:


Short Term Bond Fund (10/31/98): 30-day yield: 5.23%.

Bond Fund (10/31/98): 30-day yield: 5.61%.



Global Strategic Income Fund (10/31/98): 30-day yield: 5.86%.


         Total Return Quotations. The Funds may advertise "total return" and non-standardized total return data. The total return shows what an investment in a Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over other specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance.

         As required by regulations of the SEC, the average annual total return of the Funds for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The average annual total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

         Historical performance information for periods prior to the establishment of the Short Term Bond and Bond Funds will be that of their corresponding predecessor J.P. Morgan Funds and will be presented in accordance with applicable SEC staff interpretations.

         Below is set forth historical return information for the Funds or their predecessors for the periods indicated:


     Short Term Bond Fund  (10/31/98):  Average  annual  total  return,  1 year:
7.40%; average annual total return, 5 years: 5.84; average annual total return, commencement of operations (July 13, 1993) to period end: 5.71%; aggregate total return, 1 year: 7.40%; aggregate total return, 5 years: 32.79%; aggregate total return, commencement of operations (July 13, 1993) to period end: 34.20%.

     Bond Fund (10/31/98): Average annual total return, 1 year: 8.18%; average annual total return, 5 years: 6.69%; average annual total return, 10 years:
8.34%;  aggregate total return, 1 year: 8.18%;  aggregate total return, 5 years:
38.26%; aggregate total return, 10 years: 122.71%.

     Global Strategic Income Fund (10/31/98): Average annual total return, 1 year: 2.91%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (November 5, 1997) to period end: 5.56%; aggregate total return, 1 year: 2.91%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (March 14, 1997) to period end: 9.24%.


         General. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

PORTFOLIO TRANSACTIONS

     The Advisor places orders for all Portfolios for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all the Portfolios. See "Investment Objectives and Policies."

         Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         Portfolio transactions for the Portfolios corresponding to the Funds will be undertaken principally to accomplish a Portfolio's objective in relation to expected movements in the general level of interest rates. The Portfolios corresponding to the Funds may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies -- Portfolio Turnover."

         In connection with portfolio transactions for the Portfolios, the Advisor intends to seek best execution on a competitive basis for both purchases and sales of securities.

         Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of a Portfolio's brokerage transactions to affiliates of the Advisor. In order for affiliates of the Advisor to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trustees of each Portfolio, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

         Portfolio securities will not be purchased from or through or sold to or through the Co-Administrator, the Distributor or the Advisor or any other "affiliated person" (as defined in the 1940 Act) of the Co-Administrator, Distributor or Advisor when such entities are acting as principals, except to the extent permitted by law. In addition, the Portfolios will not purchase securities during the existence of any underwriting group of which the Advisor or an affiliate of the Advisor is a member, except to the extent permitted by law.

         Investment decisions made by the Advisor are the product of many factors in addition to basic suitability for the particular fund or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Portfolio may only sell a security to other portfolios or accounts managed by the Advisor or its affiliates in accordance with procedures adopted by the Trustees.

         It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Portfolio, as well as other clients including other funds, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other clients in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with the Advisor's fiduciary obligations to the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

         If a Portfolio that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Portfolio will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Portfolio may write may be affected by options written by the Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

MASSACHUSETTS TRUST

         The Trust is a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that the shareholders will not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund will contain a provision to the effect that the shareholders are not personally liable thereunder.

         Effective January 1, 1998, the name of the Trust was changed from "The JPM Institutional Funds" to "J.P. Morgan Institutional Funds" and each Fund's name changed accordingly.

         The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.

         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

     The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

         The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. The Trustees are also required, under certain circumstances, to assist shareholders in communicating with other shareholders.

         The Trustees have authorized the issuance and sale to the public of shares of 22 series of the Trust. The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see the Prospectus.


         As of January 31, 1999 the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of:

         Short Term Bond Fund -- Morgan as Agent for Charitable Remainder Unitrust (23.47%); JPMIM as Agent for Leed Investments (10.72%); Goodfield Liquidating Corp. (10.00%); Morgan as Agent for Jurodin (10.87%); Morgan as Agent for Taft School (7.09%).

         Bond Fund - Morgan of NY Deferred Profit Sharing (5.97%); Morgan as Agent for Ameritech Union (5.92%).

         Global Strategic Income Fund -- Morgan as Agent for RSL 4201 Trust (23.23%); Morgan as Agent for R. Lauder (16.77%); Morgan as Agent for Kenan Charitable Trust (13.43%).


         The address of each owner listed above is c/o Morgan, 522 Fifth Avenue, New York, New York 10036. As of the date of this Statement of Additional Information, the officers and Trustees as a group owned less than 1% of the shares of each Fund.

SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in a corresponding Master Portfolio, a separate registered investment company with the same investment objective and policies as the Fund. Fund shareholders are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote.

         In addition to selling a beneficial interest to a Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Morgan at (800) 766-7722.

         The Trust may withdraw the investment of a Fund from a Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to the Portfolio described above and in each Fund's prospectus.

         Certain changes in a Portfolio's fundamental investment policies or restrictions, or a failure by a Fund's shareholders to approve such change in the Portfolio's investment restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

         Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns.

         Additionally, because a Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no affect on the outcome of such matters.

TAXES

         Each Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, investments in other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed in accordance with the Code's timing requirements.

         Under the Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends generally will be taxable to a shareholder in the year declared rather than the year paid.

         Distributions of net investment income, certain foreign currency gains, and realized net short-term capital gain in excess of net long-term capital losses are generally taxable to shareholders of the Funds as ordinary income whether such distributions are taken in cash or reinvested in additional shares. Distributions to corporate shareholders of the Funds are not eligible for the dividends received deduction. Each Fund generally pays a monthly dividend. If dividend payments exceed income earned by the Fund, the over distribution would be considered a return of capital rather than a dividend payment. The Fund intends to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders of a Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.

         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should thus consider the consequences of purchasing shares in the Fund shortly before the Fund declares a sizable dividend distribution.

         For federal income tax purposes, the Global Strategic Income Fund had a capital loss carryforward at October 31, 1998 of $8,890,820, all of which expires in the year 2006. To the extent that this capital loss is used to offset future capital gains, it is probable that gains to offset will not be distributed to shareholders.

         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder is subject to maximum tax rate of 20%. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less (i) will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares, and (ii) will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund.

         Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Portfolio, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

         Forward currency contracts, options and futures contracts entered into by a Portfolio may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Portfolio on forward currency contracts, options and futures contracts or on the underlying securities.

         Certain options, futures and foreign currency contracts held by a Portfolio at the end of each taxable year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Portfolio has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.


         If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.


         Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless IRS Form W-8 is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

         Foreign Taxes. It is expected that the Global Strategic Income Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries. So long as more than 50% in value of the total assets of the Fund (including its share of the assets of the corresponding Portfolio) at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes deemed paid by it as paid directly by its shareholders. The Fund will make such an election only if it deems it to be in the best interest of its shareholders. The Fund will notify its shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described below) have not been satisfied. If the Fund makes the election, each shareholder will be required to include in his income (in addition to the dividends and distributions he receives) his proportionate share of the amount of foreign income taxes deemed paid by the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if he itemizes deductions, a deduction for his share of the foreign income taxes in computing federal income tax liability (no deduction will be permitted in computing an individual's alternative minimum tax liability). Effective for dividends paid after September 5, 1997, shareholders of the Fund will not be eligible to claim a foreign tax credit with respect to taxes paid by the Fund (notwithstanding that the Fund elects to treat the foreign taxes deemed paid by it as paid directly by its shareholders) unless certain holding period requirements are met. A shareholder who is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Global Strategic Income Fund from its foreign source net investment income will be treated as foreign source income. The Fund's gains and losses from the sale of securities will generally be treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, if the election is made, shareholders may nevertheless be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Global Strategic Income Fund. Effective for taxable years of a shareholder beginning after December 31, 1997, individual shareholders of the Fund with $300 or less of creditable foreign taxes ($600 in the case of an individual shareholder filing jointly) may elect to be exempt from the foreign tax credit limitation rules described above (other than the 90% limitation applicable for purposes of the alternative minimum tax), provided that all of such individual shareholder's foreign source income is "qualified passive income" (which generally includes interest, dividends, rents, royalties and certain other types of income) and further provided that all of such foreign source income is shown on one or more payee statements furnished to the shareholder. Shareholders making this election will not be permitted to carry over any excess foreign taxes to or from a tax year to which such an election applies.

         State and Local Taxes. Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolios are organized as New York trusts. The Portfolios are not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by a Fund in its corresponding Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

         Telephone calls to the Funds, J.P. Morgan or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the
Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act and the Portfolios' registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements.
Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.


         The Year 2000 Initiative. With the new millennium rapidly approaching, organizations are examining their computer systems to ensure they are year 2000 compliant. The issue, in simple terms, is that many existing computer systems use only two numbers to identify a year in the date field with the assumption that the first two digits are always 19. As the century is implied in the date, on January 1, 2000, computers that are not year 2000 compliant will assume the year is 1900. Systems that calculate, compare, or sort using the incorrect date will cause erroneous results, ranging from system malfunctions to incorrect or incomplete transaction processing. If not remedied, potential risks include business interruption or shutdown, financial loss, reputation loss, and/or legal liability.

         J.P. Morgan has undertaken a firmwide initiative to address the year 2000 issue and has developed a comprehensive plan to prepare, as appropriate, its computer systems. Each business line has taken responsibility for identifying and fixing the problem within its own area of operation and for addressing all interdependencies. A multidisciplinary team of internal and external experts supports the business teams by providing direction and firmwide coordination. Working together, the business and multidisciplinary teams have completed a thorough education and awareness initiative and a global inventory and assessment of J.P. Morgan's technology and application portfolio to understand the scope of the year 2000 impact at J.P. Morgan. J.P. Morgan presently is renovating and testing these technologies and applications in partnership with external consulting and software development organizations, as well as with year 2000 tool providers. J.P. Morgan has substantially completed renovation, testing, and validation of its key systems and is preparing to participate in industry-wide testing (or streetwide testing) in 1999. J.P. Morgan is also working with key external parties, including clients, counterparties, vendors, exchanges, depositories, utilities, suppliers, agents and regulatory agencies, to stem the potential risks the year 2000 problem poses to J.P. Morgan and to the global financial community. For potential failure scenarios where the risks are deemed significant and where such risk is considered to have a higher probability of occurrence, J.P. Morgan will attempt to develop business recovery/contingency plans. These plans, are being developed in the first half of 1999, will define the infrastructure that should be put in place for managing a failure during the millennium event itself.

         Costs associated with efforts to prepare J.P. Morgan's systems for the year 2000 approximated $95 million in 1997 and $112 million for the first nine months of 1998. In 1999, J.P. Morgan is continuing its efforts to prepare its systems for the year 2000. The total cost to become year-2000 compliant is estimated at $300 million (for firmwide systems upgrade, not just for systems relating to mutual funds), for internal systems renovation and testing, testing equipment, and both internal and external resources working on the project. The costs associated with J.P. Morgan becoming year-2000 compliant will be borne by J.P. Morgan and not the Funds.

         The Euro. Effective January 1, 1999 the euro, a single multinational currency, replaced the national currencies of certain countries in the Economic Monetary Union (EMU).

         J.P.  Morgan  will  monitor  potential  currency  risk  resulting  from
increased   volatility   in   exchange   rates   between   EMU   countries   and
non-participating countries.

         The I.R.S has concluded that euro conversion will not cause a U.S. taxpayer to realize gain or loss to the extent taxpayer's rights and obligations are altered solely by reason of the conversion.



FINANCIAL STATEMENTS


         The following financial statements and the reports thereon of PricewaterhouseCoopers LLP of each Fund are incorporated herein by reference to their respective annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling J.P. Morgan Funds Services at (800) 766-7722. Each Fund's financial statements include the financial statements of the corresponding Portfolio.

----------------------------------------------------------- --------------------------------------------------------


                                                            Date of Annual Report;
Name of Fund                                                Date Annual Report Filed;
                                                            and Accession Number
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

J.P. Morgan Institutional Short Term Bond Fund              10/31/98;
                                                            01/05/99;
                                                            0001047469-99-000095
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

J.P. Morgan Institutional Bond Fund                         10/31/98;
                                                            01/05/99;
                                                            0001047469-99-000097
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

J.P. Morgan Institutional Global Strategic Income Fund      10/31/98:
                                                            01/05/99;
                                                            0001047469-99-000094
----------------------------------------------------------- --------------------------------------------------------

APPENDIX A

Description of Security Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

     AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC - An obligation rated CC is currently highly vulnerable to nonpayment.

     C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Commercial Paper, including Tax Exempt

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

Short-Term Tax-Exempt Notes

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper, including Tax Exempt

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         -        Leading market positions in well established industries.
         -        High rates of return on funds employed.
         -        Conservative   capitalization   structures  with  moderate
                  reliance  on  debt  and  ample  asset
                  protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Short-Term Tax Exempt Notes

MIG-1             - The short-term  tax-exempt  note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.


                         J.P. MORGAN INSTITUTIONAL FUNDS




                J.P. MORGAN INSTITUTIONAL DISCIPLINED EQUITY FUND
                   J.P. MORGAN INSTITUTIONAL U.S. EQUITY FUND
                J.P. MORGAN INSTITUTIONAL U.S. SMALL COMPANY FUND





                       STATEMENT OF ADDITIONAL INFORMATION




                                  MARCH 1, 1999





















THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 1, 1999 FOR EACH OF THE FUNDS LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORTS RELATING TO EACH OF THE FUNDS LISTED ABOVE DATED MAY 31, 1998 AND NOVEMBER 30, 1998. THE PROSPECTUSES AND THESE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORT ON THE ANNUAL FINANCIAL STATEMENTS, ARE AVAILABLE, WITHOUT CHARGE, UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION:
J.P. MORGAN INSTITUTIONAL FUNDS (800) 221-7930.

                              Table of Contents


                                                      Page


General  . . . . . . . . . . . . . . . . . . .        1
Investment Objectives and Policies . . . . . .        1
Investment Restrictions  . . . . . . . . . . .       19
Trustees and Officers  . . . . . . . . . . . .       21
Investment Advisor . . . . . . . . . . . . . .       25
Distributor  . . . . . . . . . . . . . . . . .       28
Co-Administrator . . . . . . . . . . . . . . .       28
Services Agent . . . . . . . . . . . . . . . .       29
Custodian and Transfer Agent . . . . . . . . .       30
Shareholder Servicing  . . . . . . . . . . . .       31
Financial Professionals. . . . . . . . . . . .       32
Independent Accountants  . . . . . . . . . . .       32
Expenses . . . . . . . . . . . . . . . . . . .       33
Purchase of Shares . . . . . . . . . . . . . .       33
Redemption of Shares . . . . . . . . . . . . .       34
Exchange of Shares . . . . . . . . . . . . . .       34
Dividends and Distributions  . . . . . . . . .       35
Net Asset Value  . . . . . . . . . . . . . . .       35
Performance Data . . . . . . . . . . . . . . .       36
Portfolio Transactions . . . . . . . . . . . .       38
Massachusetts Trust  . . . . . . . . . . . . .       39
Description of Shares  . . . . . . . . . . . .       40
Special Information Concerning
Investment Structure. . . . . . . . . . . . . .      42
Taxes  . . . . . . . . . . . . . . . . . . . .       44
Additional Information   . . . . . . . . . . .       47
Financial Statements . . . . . . . . . . . . .       49
Appendix A - Description of Securities
Ratings  . . . . . . . . . . . . . . . . . . .       Appendix A - 1

GENERAL

     This Statement of Additional Information relates only to J.P. Morgan Institutional Disciplined Equity Fund, J.P. Morgan Institutional U.S. Equity Fund and J.P. Morgan Institutional U.S. Small Company Fund (collectively, the "Funds"). Each of the Funds is a series of shares of beneficial interest of J.P. Morgan Institutional Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Funds, the Trust consists of other series representing separate investment funds (each a "J.P. Morgan Institutional Fund"). The other J.P. Morgan Institutional Funds are covered by separate Statements of Additional Information.

         This Statement of Additional Information describes the financial history, investment objectives and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs. The Funds operate through a two-tier master-feeder investment fund structure.

         This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Funds seek to achieve their investment objectives by investing all of their investable assets in separate Master Portfolios (each a "Portfolio"), a corresponding diversified open-end management investment company having the same investment objective as the corresponding Fund. Each Fund invests in a Portfolio through a two-tier master-feeder investment fund structure. See "Special Information Concerning Investment Structure."

     The Portfolios are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

         Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by any bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVES AND POLICIES

         The following discussion supplements the information regarding the investment objective of each Fund and the policies to be employed to achieve this objective by its corresponding Portfolio as set forth above and in the Prospectus. The investment objective of each Fund and its corresponding Portfolio is identical. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio; similarly, references to a Portfolio also include the corresponding Fund that invests in the Portfolio unless the context requires otherwise.



         J.P. Morgan Institutional Disciplined Equity Fund (the "Disciplined Equity Fund") is designed for investors seeking enhanced total return relative to that of large and medium sized companies, typically represented by the S&P 500 Index. The Disciplined Equity Fund's investment objective is to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index. This investment objective can be changed without shareholder approval. The Disciplined Equity Fund attempts to achieve its investment objective by investing all of its investable assets in The Disciplined Equity Portfolio, a diversified open-end management investment company having the same investment objective as the Disciplined Equity Fund.

         The Disciplined Equity Fund invests primarily in a diversified portfolio of common stocks and other equity securities. Under normal circumstances, the Disciplined Equity Fund expects to invest at least 65% of its total assets in such securities.

Investment Process for The Disciplined Equity Fund

         Research: The Advisor's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, follow approximately 600 medium and large capitalization U.S. companies. Their research goal is to forecast intermediate-term earnings and prospective dividend growth rates for the companies that they cover.

         Valuation: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the intermediate-term earnings by comparing a company's current stock price with its forecasted dividends and earnings. Within each sector, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

         Stock Selection: A broadly diversified portfolio is constructed using disciplined buy and sell rules. Purchases are allocated among stocks in the first three quintiles. Once a stock falls into the fourth and fifth quintiles -- either because its price has risen or its fundamentals have deteriorated -- it generally becomes a candidate for sale. The Disciplined Equity Fund's sector weightings are matched to those of the S&P 500 Index, the Disciplined Equity Fund's benchmark. The Advisor, also controls the Disciplined Equity Fund's exposure to style and theme bets and maintains near-market security weightings in individual security holdings. This process results in an investment portfolio containing approximately 300 stocks.

         J.P. Morgan Institutional U.S. Equity Fund (the "U.S. Equity Fund") is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500 Index. The U.S. Equity Fund's investment objective is to provide a high total return from a portfolio of selected equity securities. This investment objective can be changed without shareholder approval. The U.S. Equity Fund attempts to achieve its investment objective by investing all of its investable assets in The U.S. Equity Portfolio, a diversified open-end management investment company having the same investment objective as the U.S.
Equity Fund.

         In normal circumstances, at least 65% of the U.S. Equity Fund's net assets will be invested in equity securities consisting of U.S. and foreign common stocks and other securities with equity characteristics comprised of preferred stock, warrants, rights, convertible securities, depository receipts (such as ADRs and EDRs) trust certifications, limited partnership interests and investment company securities (collectively, "Equity Securities"). The U.S. Equity Fund's primary equity investments are the common stock of large capitalization U.S. corporations and, to a limited extent, similar securities of foreign corporations.

Investment Process for The U.S. Equity Fund

         Research: The Advisor's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, follow approximately 700 predominantly large- and medium-sized U.S. companies -- approximately 500 of which form the universe for the U.S. Equity Fund's investments. Their research goal is to forecast normalized, longer term earnings and dividends for the companies that they cover. In doing this, they may work in concert with the Advisor's international equity analysts in order to gain a broader perspective for evaluating industries and companies in today's global economy.

         Valuation: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the long-term earnings by comparing a company's current stock price with its forecasted dividends and earnings. Within each sector, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

         Stock Selection: A diversified portfolio is constructed using disciplined buy and sell rules. Purchases are concentrated among first-quintile stocks; the specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misvaluation will be corrected within a reasonable time frame, and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile -- because its price has risen or its fundamentals have deteriorated -- it generally becomes a candidate for sale. The portfolio manager seeks to hold sector weightings close to those of the S&P 500 Index, the U.S. Equity Fund's benchmark.

         J.P. Morgan Institutional U.S. Small Company Fund (the "U.S. Small Company Fund") is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies. The U.S. Small Company Fund's investment objective is to provide high total return from a portfolio of small company stocks. This investment objective can be changed without shareholder approval. The U.S. Small Company Fund attempts to achieve its investment objective by investing all of its investable assets in The U.S. Small Company Portfolio, a diversified open-end management investment company having the same investment objective as the U.S. Small Company Fund.

         The U.S. Small Company Fund attempts to achieve its investment objective by investing primarily in the common stock of small sized U.S. companies that are included in the Russell 2000 Index, which is composed of 2,000 common stocks of U.S. small-cap companies with market capitalizations ranging from $110 million to $2.5 billion.




Investment Process for The U.S. Small Company Fund

         Research: The Advisor's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, continuously monitor the small cap stocks in their respective sectors with the aim of identifying companies that exhibit superior financial strength and operating returns. Meetings with management and on-site visits play a key role in shaping their assessments. Their research goal is to forecast normalized, long-term earnings and dividends for the most attractive small cap companies among those they monitor -- a universe that contains a total of approximately 600 names. Because the Advisor's analysts follow both the larger and smaller companies in their industries -- in essence, covering their industries from top to bottom -- they are able to bring broad perspective to the research they do on both.

         Valuation: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the long-term earnings by comparing a company's current stock price with the its forecasted dividends and earnings. Within each industry, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

         Stock Selection: A diversified portfolio is constructed using disciplined buy and sell rules. Purchases are concentrated among the stocks in the top two quintiles of the rankings; the specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misvaluation will soon be corrected, and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile -- because its price has risen or its fundamentals have deteriorated -- it generally becomes a candidate for sale. The portfolio manager seeks to hold sector weightings close to those of the Russell 2000 Index, the U.S. Small Company Fund's benchmark.

         The various types of securities in which the Funds may invest are described below.

Equity Investments

         The Funds invest primarily in Equity Securities. The Equity Securities in which the Funds invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter (OTC) market as well as certain restricted or unlisted securities.

     Equity Securities. The Equity Securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

         The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Common Stock Warrants

         The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

         Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

Foreign Investments

         The Funds may invest in certain foreign securities. The Funds do not expect to invest more than 20% of their respective total assets, at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure.

         Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United
States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

         Foreign investments may be made directly in securities of foreign issuers or in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs include American Depository Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security.

         Holders of an unsponsored depository receipt generally bear all costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

         Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds' currency exposure related to foreign investments.

Foreign Currency Exchange Transactions

         Because each Fund may buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, a Fund may enter from time to time into foreign currency exchange transactions. Each Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

         A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         Each Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. Each Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, a Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. The Funds will only enter into forward contracts to sell a foreign currency in exchange for another foreign currency if the Advisor expects the foreign currency purchased to appreciate against the U.S. dollar.

         Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Additional Investments

         When-Issued and Delayed Delivery Securities. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value, and calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults. It is the current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

         Investment Company Securities. Securities of other investment companies may be acquired by each of the Funds and their corresponding Portfolios to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (its corresponding Portfolio). As a shareholder of another investment company, a Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund or Portfolio bears directly in connection with its own operations. The Funds have applied for exemptive relief from the SEC to permit the Funds to invest in affiliated investment companies. If the requested relief is granted, the Funds would then be permitted to invest in affiliated Funds, subject to certain conditions specified in the applicable order.

     Reverse Repurchase Agreements. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for each Fund's limitations on reverse repurchase agreements and bank borrowings.

         Loans of Portfolio Securities. Each Fund is permitted to lend its securities in an amount up to 331/3% of the value of such Fund's net assets. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Funds in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Advisor or the Distributor, unless otherwise permitted by applicable law.

          Illiquid Investments; Privately Placed and Other Unregistered Securities. No Fund may acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

         Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

         As to illiquid investments, a Fund is subject to a risk that should a Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

Money Market Instruments

         Although the Funds intend, under normal circumstances and to the extent practicable, to be fully invested in equity securities, each Fund may invest in money market instruments to the extent consistent with its respective investment objective and policies. The Funds may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

     U.S. Treasury Securities. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         Additional U.S. Government Obligations. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     Foreign Government Obligations. Each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

         Bank Obligations. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets (the "Asset Limitation") and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). See "Foreign Investments." The Funds will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

         Commercial Paper. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Advisor, acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan, an affiliate of the Advisor, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." It is possible that the issuer of a master demand obligation could be a client of Morgan, to whom Morgan, an affiliate of the Advisor, in its capacity as a commercial bank, has made a loan.

         Repurchase Agreements. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Funds' Trustees. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

         Each of the Funds may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in this Statement of Additional Information.

Quality and Diversification Requirements

         Each of the Funds intends to meet the diversification requirements of the 1940 Act. To meet these requirements, 75% of the assets of each Fund is subject to the following fundamental limitations: (1) a Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) a Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of a Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     The Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

         The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Advisor's opinion.

         In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Options and Futures Transactions

         Each of the Funds may (a) purchase and sell exchange traded and over-the-counter (OTC) put and call options on equity securities or indexes of equity securities, (b) purchase and sell futures contracts on indexes of equity securities and (c) purchase and sell put and call options on futures contracts on indexes of equity securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

         Each Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate to the Advisor and consistent with a Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase a Fund's turnover rate.

         Each Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of a Fund's total assets.




Options

         Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

         The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         Selling (Writing) Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, a Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

         If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

         Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

         Options on Indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund's investments generally will not match the composition of an index.

         For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

         Exchange Traded and OTC Options. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by a Funds' Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

          Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         Futures Contracts and Options on Futures Contracts. The Funds may purchase or sell (write) futures contracts and purchase or sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

         Combined Positions. The Funds are permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

         Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         Asset Coverage for Futures Contracts and Options Positions. The Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Fund can commit assets to initial margin deposits and option premiums. In addition, the Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

         Swaps and Related Swap Products

         Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

         Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

         Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

         The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

         The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

         The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

           The Advisor will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

         Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

         Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

         The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Advisor and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

          During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

         The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

Risk Management

         The Funds may employ non-hedging risk management techniques. Risk management strategies are used to keep the Funds fully invested and to reduce the transaction costs associated with cash flows into and out of the Funds. The objective where equity futures are used to "equitize" cash is to match the notional value of all futures contracts to a Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Advisor simultaneously adjusts the futures positions. Through such procedures, the Funds not only gain equity exposure from the use of futures, but also benefit from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Portfolio Turnover

         The table below sets forth the portfolio turnover rates for the Portfolios corresponding to the Funds. A rate of 100% indicates that the equivalent of all of Portfolio's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.


     The Disciplined Equity Portfolio (Disciplined Equity Fund) -- For the period December 30, 1996 (commencement of operations) through May 31, 1997: 20%. For the fiscal year ended May 31, 1998: 61%. For the six months ended November 30, 1998 (unaudited): 28%.

     The U.S. Equity Portfolio (U.S. Equity Fund) -- For the fiscal year ended May 31, 1996: 85%. For the fiscal year ended May 31, 1997: 99%. For the fiscal year ended May 31, 1998: 106%. For the six months ended November 30, 1998 (unaudited): 49%.

     The U.S. Small Company Portfolio (U.S. Small Company Fund) -- For the fiscal year ended May 31, 1996: 93%. For the fiscal year ended May 31, 1997:
98%. For the fiscal year ended May 31, 1998: 96%. For the six months ended November 30, 1998 (unaudited): 27%.


INVESTMENT RESTRICTIONS

         The investment restrictions of each Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio unless the context requires otherwise; similarly, references to a Portfolio also include its corresponding Fund unless the context requires otherwise.

         The investment restrictions below have been adopted by the Trust with respect to each Fund and by each corresponding Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.


         The Funds and their corresponding Portfolios:


1. May not make any investments inconsistent with a Fund's classification as a diversified investment company under the Investment Company Act of 1940;

2. May not purchase any security which would cause a Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

4. May not borrow money, except to the extent permitted by applicable law;

5. May not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

8. May make loans to other persons, in accordance with their respective investment objectives and policies and to the extent permitted by applicable law.

         Non-Fundamental  Investment  Restrictions  The investment  restrictions
described  below  are  not  fundamental   policies  of  these  Funds  and  their
corresponding Portfolios and may be changed by their respective Trustees.

These non-fundamental investment policies require that the Funds:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments which are illiquid;

(ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and
(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of fundamental investment restrictions regarding industry concentration, the Advisor may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Advisor determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Advisor may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

TRUSTEES AND OFFICERS

Trustees

         The Trustees of the Trust, who are also the Trustees of each of the Portfolios and the other Master Portfolios, as defined below, their business addresses, principal occupations during the past five years and dates of birth are set forth below.

         FREDERICK S. ADDY - Trustee, Retired, Prior to April 1994, Executive Vice President and Chief Financial Officer, Amoco Corporation. His address is 5300 Arbutus Cove, Austin, Texas 78746, and his date of birth is January 1, 1932.

     WILLIAM G. BURNS - Trustee, Retired, Former Vice Chairman and Chief Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, Florida 32779, and his date of birth is November 2, 1932.

         ARTHUR C. ESCHENLAUER - Trustee, Retired, Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, New Jersey 08540, and his date of birth is May 23, 1934.

         MATTHEW HEALEY1 -- Trustee, Chairman and Chief Executive Officer, Chairman, Pierpont Group, Inc., since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436, and his date of birth is August 23, 1937.

     MICHAEL P. MALLARDI - Trustee, Retired, Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His address is 10 Charnwood Drive, Suffern, New York 10910, and his date of birth is March 17, 1934.

         The Trustees of the Trust are the same as the Trustees of each of the Portfolios. A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, each of the Portfolios and the J.P. Morgan Funds, up to and including creating a separate board of trustees.

         Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), J.P. Morgan Funds and J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.


     Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 1998 are set forth below.


--------------------------------------------------- ------------------------------ -------------------------------------------


                                                                                   TOTAL TRUSTEE COMPENSATION ACCRUED BY THE
                                                                                   MASTER PORTFOLIOS(*), J.P. MORGAN FUNDS,
                                                    AGGREGATE TRUSTEE              J.P. MORGAN SERIES TRUST AND THE TRUST
                                                    COMPENSATION                   DURING 1998 (**)              __
                                                    PAID BY THE
NAME OF TRUSTEE                                     TRUST DURING 1998
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------

Frederick S. Addy, Trustee                          $20,055                        $75,000
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------

William G. Burns, Trustee                           $20,055                        $75,000
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------

Arthur C. Eschenlauer, Trustee                      $20,055                        $75,000
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------

Matthew Healey, Trustee(***),                       $20,055                        $75,000
  Chairman and Chief Executive
  Officer
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------

Michael P. Mallardi, Trustee                        $20,055                        $75,000
--------------------------------------------------- ------------------------------ -------------------------------------------

(*) Includes the Portfolios and 16 other Portfolios (collectively the "Master Portfolios") for which JPMIM acts as investment advisor.

(**) No investment company within the fund complex has a pension or retirement plan. Currently there are 17 investment companies (14 investment companies comprising the Master Portfolios, the Trust, J.P. Morgan Funds and J.P. Morgan Series Trust) in the fund complex.

     (***) During 1998, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $157,400, contributed $23,610 to a defined contribution plan on his behalf and paid $17,700 in insurance premiums for his benefit.


         The Trustees decide upon general policies and are responsible for overseeing the Trust's and Portfolio's business affairs. Each of the Portfolios and the Trust has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolios and the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for The Pierpont Family of Funds (now the J.P. Morgan Family of Funds), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolios have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services to the Trust, the Portfolios and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.

         The aggregate fees paid to Pierpont Group, Inc. by each Fund and its corresponding Portfolio during the indicated fiscal years are set forth below:


     Disciplined Equity Fund -- For the period January 3, 1997 (commencement of operations) through May 31, 1997: $320. For the fiscal year ended May 31, 1998:
$5,296. For the six months ended November 30, 1998 (unaudited): $4,894.

     The Disciplined Equity Portfolio -- For the period December 30, 1996 (commencement of operations) through May 31, 1997: $607. For the fiscal year ended May 31, 1998: $5,818. For the six months ended November 30, 1998 (unaudited): $5,301.

     U.S. Equity Fund -- For the fiscal year ended May 31, 1996: $13,993. For the fiscal year ended May 31, 1997: $9,112. For the fiscal year ended May 31, 1998: $12,419. For the six months ended November 30, 1998 (unaudited): $4,566.

     The U.S.  Equity  Portfolio  -- For the  fiscal  year  ended May 31,  1996:
$46,626. For the fiscal year ended May 31, 1997: $26,486. For the fiscal year ended May 31, 1998: $30,613. For the six months ended November 30, 1998 (unaudited): $10,257.

     U.S. Small Company Fund -- For the fiscal year ended May 31, 1996: $14,539. For the fiscal year ended May 31, 1997: $11,350. For the fiscal year ended May 31, 1998: $15,145. For the six months ended November 30, 1998 (unaudited):
$5,068.

     The U.S. Small Company Portfolio -- For the fiscal year ended May 31, 1996:
$48,688. For the fiscal year ended May 31, 1997: $31,320. For the fiscal year ended May 31, 1998: $36,011. For the six months ended November 30, 1998 (unaudited): $8,099.


Officers

         The Trust's and Portfolios' executive officers (listed below), other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust and the Portfolios. The Trust and the Portfolios have no employees.

         The officers of the Trust and the Portfolios, their principal occupations during the past five years and dates of birth are set forth below. Unless otherwise specified, each officer holds the same position with the Trust, each Portfolio and the other Master Portfolios. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436. His date of birth is August 23, 1937.

     MARGARET W. CHAMBERS; Vice President and Secretary. Senior Vice President and General Counsel of FDI since April, 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.

     MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies distributed or administered by FDI. Prior to July 1994, she was President and Chief Compliance Officer of FDI. Her date of birth is August 1, 1957.

     DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Assistant Vice President and Assistant Department Manager of Treasury Services and Administration of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. His date of birth is March 31, 1969.

     JACQUELINE HENNING; Assistant Secretary and Assistant Treasurer of the Portfolios only. Managing Director, State Street Cayman Trust Company, Ltd. since October 1994. Prior to October 1994, Mrs. Henning was head of mutual funds at Morgan Grenfell in Cayman and was Managing Director of Bank of Nova Scotia Trust Company (Cayman) Limited prior to September 1993. Address: P.O. Box 2508 GT, Elizabethan Square, 2nd Floor, Shedden Road, George Town, Grand Cayman, Cayman Islands, BWI. Her date of birth is March 24, 1942.

     KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Prior to May 1994, Ms. Jacoppo-Wood was a senior paralegal at The Boston Company Advisors, Inc. ("TBCA"). Her date of birth is December 29, 1966.

     CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. Prior to April 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. His date of birth is December 24, 1964.

     KATHLEEN K. MORRISEY; Vice President and Assistant Secretary. Vice President and Assistant Secretary of FDI. Manager of Treasury Services
Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. From July 1994 to November 1995, Ms. Morrisey was a Fund Accountant II for Investors Bank & Trust Company. Prior to July 1994 she was a finance student at Stonehill College. Her date of birth is July 5, 1972.

     MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. Prior to August 1994, Ms. Nelson was an Assistant Vice President and Client Manager for The Boston Company, Inc. Her date of birth is April 22, 1964.

     MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Prior to September 1995, Ms. Pace served as a Fund Administrator for Morgan Guaranty Trust Company of New York. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

     MICHAEL S. PETRUCELLI; Vice President and Assistant Secretary. Senior Vice President and Director of Strategic Client Initiatives for FDI since December 1996. From December 1989 through November 1996, Mr. Petrucelli was employed with GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE Investment Services. Address: 200 Park Avenue, New York, New York, 10166. His date of birth is May 18, 1961.

     stephanie d. pierce; Vice President and Assistant Secretary. Vice President and Client Development Manager for FDI since April 1998. From April 1997 to March 1998, Ms. Pierce was employed by Citibank, NA as an officer of Citibank and Relationship Manager on the Business and Professional Banking team handling over 22,000 clients. Address: 200 Park Avenue, New York, New York 10166. Her date of birth is August 18, 1968.

     GEORGE A. RIO; President and Treasurer. Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. From September 1983 to May 1994, Mr. Rio was Senior Vice President & Manager of Client Services and Director of Internal Audit at The Boston Company. His date of birth is January 2, 1955.

     CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group as a Manager of the Tax Group and is responsible for U.S. mutual fund tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.


INVESTMENT ADVISOR

         The Funds have not retained the services of an investment adviser because each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio. Subject to the supervision of each Portfolio's Trustees, the Advisor makes each Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each Portfolio's investments. Effective October 1, 1998 each Portfolio's Investment Advisor is JPMIM. Prior to that date, Morgan was the Investment Advisor.

         JPMIM, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.

         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of more than $316 billion.

         J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

         The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 300 capital market researchers, portfolio managers and traders. The conclusions of the equity analysts' fundamental research is quantified into a set of projected returns for individual companies through the use of a dividend discount model. These returns are projected for 2 to 5 years to enable analysts to take a longer term view. These returns, or normalized earnings, are used to establish relative values among stocks in each industrial sector. These values may not be the same as the markets' current valuations of these companies. This provides the basis for ranking the attractiveness of the companies in an industry according to five distinct quintiles or rankings. This ranking is one of the factors considered in determining the stocks purchased and sold in each sector.

         The investment advisory services the Advisor provides to the Portfolios are not exclusive under the terms of the Advisory Agreements. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolios. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolios. See "Portfolio Transactions."

         Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmarks for the Portfolios in which the Funds invest are currently: The Disciplined Equity Portfolio and The U.S. Equity Portfolio--S&P 500 Index; and The U.S. Small Company Portfolio--Russell 2000 Index.

         Morgan, also a wholly owned subsidiary of J.P. Morgan, is a bank holding company organized under the laws of the State of Delaware. Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

         The Portfolios are managed by officers of the Advisor who, in acting for their customers, including the Portfolios, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain investment management affiliates of J.P. Morgan.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Advisory Agreements, the Portfolio corresponding to each Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rates of each Portfolio's average daily net assets shown below.

Disciplined Equity:  0.35%

U.S. Equity: 0.40%

U.S. Small Company: 0.60%


         The table below sets forth for each Fund listed the advisory fees paid by its corresponding Portfolio to Morgan and JPMIM, as applicable, for the fiscal periods indicated. See also the Fund's financial statements which are incorporated herein by reference.

     The Disciplined Equity Portfolio (Disciplined Equity Fund) -- For the period December 30, 1996 (commencement of operations) through May 31, 1997:
$73,985. For the fiscal year ended May 31, 1998: $628,965. For the six months ended November 30, 1998 (unaudited): $703,700.

     The U.S. Equity Portfolio (U.S. Equity Fund) -- For the fiscal year ended May 31, 1996: $2,744,054. For the fiscal year ended May 31, 1997: $3,049,388.
For the fiscal year ended May 31, 1998: $3,534,791. For the six months ended November 30, 1998 (unaudited): $1,491,031.

     The U.S. Small Company Portfolio (U.S. Small Company Fund) -- For the fiscal year ended May 31, 1996: $4,286,311. For the fiscal year ended May 31, 1997: $5,424,514. For the fiscal year ended May 31, 1998: $6,161,868. For the six months ended November 30, 1998 (unaudited): $1,756,798.


         The Investment Advisory Agreements provide that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. Each of the Investment Advisory Agreements will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio. See "Additional Information."

         The Glass-Steagall Act and other applicable laws generally prohibit banks and their subsidiaries, such as the Advisor, from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolios contemplated by the Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. However, it is possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent the Advisor from continuing to perform such services for the Portfolios.

         If the Advisor were prohibited from acting as investment advisor to any Portfolio, it is expected that the Trustees of the Portfolios would recommend to investors that they approve the Portfolios' entering into a new investment advisory agreement with another qualified investment advisor selected by the Trustees.

     Under separate agreements, Morgan provides certain financial, fund accounting and administrative services to the Trust and the Portfolios and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

         FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor. FDI is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. FDI also serves as exclusive placement agent for each Portfolio. FDI currently provides administration and distribution services for a number of other investment companies.

         The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of each Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

         Under Co-Administration Agreements with the Trust and the Portfolios dated August 1, 1996, FDI also serves as the Trust's and the Portfolios' Co-Administrator. The Co-Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Co-Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolios, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust or the Portfolios, as applicable, expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

         FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust and the Portfolio; (ii) provides officers for the Trust and the Portfolio; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files Portfolio regulatory documents and mails Portfolio communications to Trustees and investors; and (vi) maintains related books and records.

         For its services under the Co-Administration Agreements, each Fund and Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund or Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust, the Master Portfolios and other investment companies subject to similar agreements with FDI.

         The table below sets forth for each Fund listed and its corresponding Portfolio the administrative fees paid to FDI for the fiscal periods indicated.


     Disciplined Equity Fund -- For the period January 3, 1997 (commencement of operations) through May 31, 1997: $392. For the fiscal year ended May 31, 1998:
$4,082. For the six months ended November 30, 1998 (unaudited): $3,674.

     The Disciplined Equity Portfolio -- For the period December 30, 1996 (commencement of operations) through May 31, 1997: $520. For the fiscal year ended May 31, 1998: $3,742. For the six months ended November 30, 1998 (unaudited): $3,500.

     U.S.  Equity Fund -- For the period  August 1, 1996  through May 31,  1997:
$7,865. For the fiscal year ended May 31, 1998: $9,349. For the six months ended November 30, 1998 (unaudited): $3,286.

     The U.S. Equity Portfolio -- For the period August 1, 1996 through May 31, 1997: $16,536. For the fiscal year ended May 31, 1998: $18,971. For the six months ended November 30, 1998 (unaudited): $6,512.

     U.S. Small Company Fund -- For the period August 1, 1996 through May 31, 1997: $9,753. For the fiscal year ended May 31, 1998: $11,396. For the six months ended November 30, 1998 (unaudited): $3,652.

     The U.S. Small Company Portfolio -- For the period August 1, 1996 through May 31, 1997: $19,652. For the fiscal year ended May 31, 1998: $22,248. For the six months ended November 30, 1998 (unaudited): $5,118.


         The table below sets forth for each Fund listed and its corresponding Portfolio the administrative fees paid to Signature Broker-Dealer Services, Inc. (which provided distribution and administrative services to the Trust and placement agent and administrative services to the Portfolios prior to August 1,
1996) for the fiscal periods indicated.

     U.S. Equity Fund -- For the fiscal year ended May 31, 1996: $41,556. For the period June 1, 1996 through July 31, 1996: $4,553.

     The U.S.  Equity  Portfolio  -- For the  fiscal  year  ended May 31,  1996:
$62,404. For the period June 1, 1996 through July 31, 1996: $14,675.

     U.S. Small Company Fund -- For the fiscal year ended May 31, 1996: $42,829. For the period June 1, 1996 through July 31, 1996: $5,925.

     The U.S. Small Company Portfolio -- For the fiscal year ended May 31, 1996:
$65,079. For the period June 1, 1996 through July 31, 1996: $17,162.

SERVICES AGENT

         The Trust, on behalf of each Fund, and the Portfolios have entered into Administrative Services Agreements (the "Services Agreements") with Morgan effective December 29, 1995, as amended August 1, 1996, pursuant to which Morgan is responsible for certain administrative and related services provided to each Fund and its corresponding Portfolio. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

         Under the Services Agreements, Morgan provides certain administrative and related services to the Funds and the Portfolios, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.

         Under the amended Services Agreements, the Funds and the Portfolios have agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund and Portfolio is determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and J.P. Morgan Series Trust.

         Under Administrative Services Agreements in effect from December 29, 1995 through July 31, 1996, with Morgan, each Fund and its corresponding Portfolio paid Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following schedule: 0.06% of the first $7 billion of the Master Portfolios' aggregate average daily net assets, and 0.03% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion.

         Prior to December 29, 1995, the Trust and each Portfolio had entered into Financial and Fund Accounting Services Agreements with Morgan, the provisions of which included certain of the activities described above. The table below sets forth for each Fund listed and its corresponding Portfolio the fees paid to Morgan as Services Agent.

     Disciplined Equity Fund -- For the period January 3, 1997 (commencement of operations) through May 31, 1997: $3,801. For the fiscal year ended May 31, 1998: $49,243. For the six months ended November 30, 1998 (unaudited): $52,435.


     The Disciplined Equity Portfolio -- For the period December 30, 1996 (commencement of operations) through May 31, 1997: $6,614. For the fiscal year ended May 31, 1998: $53,654. For the six months ended November 30, 1998 (unaudited): $56,899.

     U.S. Equity Fund -- For the fiscal year ended May 31, 1996: $23,487. For the fiscal year ended May 31, 1997: $80,756. For the fiscal year ended May 31, 1998: $108,362. For the six months ended November 30, 1998 (unaudited): $46,835.

     The U.S.  Equity  Portfolio  -- For the  fiscal  year  ended May 31,  1996:
$138,134. For the fiscal year ended May 31, 1997: $232,617. For the fiscal year ended May 31, 1998: $265,956. For the six months ended November 30, 1998 (unaudited): $105,636.

     U.S. Small Company Fund -- For the fiscal year ended May 31, 1996: $26,324. For the fiscal year ended May 31, 1997: $100,607. For the fiscal year ended May 31, 1998: $131,588. For the six months ended November 30, 1998 (unaudited):
$52,004.

     The U.S. Small Company Portfolio -- For the fiscal year ended May 31, 1996:
$144,277. For the fiscal year ended May 31, 1997: $275,962. For the fiscal year ended May 31, 1998: $309,695. For the six months ended November 30, 1998 (unaudited): $83,005.


CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's and each of the Portfolio's custodian and fund accounting agent and each Fund's transfer and dividend disbursing agent. Pursuant to the Custodian Contracts, State Street is responsible for maintaining the books of account and records of portfolio transactions and holding portfolio securities and cash. In the case of foreign assets held outside the United States, the Custodian employs various subcustodians who were approved by the Trustees of the Portfolios in accordance with the regulations of the SEC. The custodian maintains portfolio transaction records. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

         The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

         Under the Shareholder Servicing Agreement, each Fund has agreed to pay Morgan for these services at an annual rate of 0.10% (expressed as a percentage of the average daily net assets of Fund shares owned by or for shareholders for whom Morgan is acting as Shareholder Servicing Agent). Morgan acts as Shareholder Servicing Agent for all shareholders.

         The table below sets forth for each Fund listed the shareholder servicing fees paid by each Fund to Morgan for the fiscal periods indicated.


     Disciplined Equity Fund -- For the period January 3, 1997 (commencement of operations) through May 31, 1997: $12,168. For the fiscal year ended May 31, 1998: $165,144. For the six months ended November 30, 1998 (unaudited):
$185,273.

     U.S. Equity Fund -- For the fiscal year ended May 31, 1996: $151,111. For the fiscal year ended May 31, 1997: $264,300. For the fiscal year ended May 31, 1998: $360,672. For the six months ended November 30, 1998 (unaudited):
$165,058.

     U.S.  Small  Company  Fund -- For  the  fiscal  year  ended  May 31,  1996:
$162,465. For the fiscal year ended May 31, 1997: $329,689. For the fiscal year ended May 31, 1998: $437,716. For the six months ended November 30, 1998 (unaudited): $183,488.


         As discussed under "Investment Advisor," the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and providing administrative services to the Funds and the Portfolios under the Services Agreements, and JPMIM in acting as Advisor to the Portfolios under the Investment Advisory Agreements, may raise issues under these laws. However, Morgan and JPMIM believe that they may properly perform these services and the other activities described herein without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

         If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Funds or the Portfolios might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

         The Fund may be sold to or through financial intermediaries who are customers of J.P. Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in a Fund. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include a Fund as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as J.P. Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by a Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not be remitted to a Fund or J.P. Morgan.

         Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust and the Portfolios are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and the Portfolios, assists in the preparation and/or review of each of the Fund's and the Portfolio's federal and state income tax returns and consults with the Funds and the Portfolios as to matters of accounting and federal and state income taxation.

EXPENSES

         In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees and Officers," "Investment Advisor," "Co-Administrator", "Distributor," "Services Agent" and "Shareholder Servicing" above, the Funds and the Portfolios are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws and extraordinary expenses applicable to the Funds or the Portfolios. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders and filing fees under state securities laws. For the Portfolios, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses. Under fee arrangements prior to September 1, 1995, Morgan as Services Agent was responsible for reimbursements to the Trust and the Portfolio and the usual customary expenses described above (excluding organization and extraordinary expenses, custodian fees and brokerage expenses).


         J.P. Morgan has agreed that it will reimburse the Funds noted below until further notice to the extent necessary to maintain the Fund's total operating expenses (which include expenses of the Fund and the Portfolio) at the following annual rates of the Fund's average daily net assets.

         Disciplined Equity Fund:                                      0.45%
         U.S. Equity Fund:                                             0.60%
         U.S. Small Company Fund:                                      0.80%

     These    limits    do   not    cover    extraordinary    expenses.    These
reimbursement/waiver arrangements can be changed at any time at the option of J.P. Morgan.

         The table below sets forth for each Fund listed the fees and other expenses J.P. Morgan reimbursed under the expense reimbursement arrangements described above or pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.

     Disciplined Equity Fund -- For the period January 3, 1997 (commencement of operations) through May 31, 1997: $73,277. For the fiscal year ended May 31, 1998: $356,413. For the six months ended November 30, 1998 (unaudited):
$287,226.

     The Disciplined Equity Portfolio -- For the period December 30, 1996 (commencement of operations) through May 31, 1997: $68,970. For the fiscal year ended May 31, 1998: $110,241. For the six months ended November 30, 1998 (unaudited): N/A.

     U.S. Equity Fund -- For the fiscal year ended May 31, 1996: $42,693. For the fiscal year ended May 31, 1997: $124,953. For the fiscal year ended May 31, 1998: $114,954. For the six months ended November 30, 1998 (unaudited): $44,085.

     U.S. Equity Portfolio -- For the fiscal year ended May 31, 1996: N/A. For the fiscal year ended May 31, 1997: N/A. For the fiscal year ended May 31, 1998:
N/A. For the six months ended November 30, 1998 (unaudited): N/A.

     U.S. Small Company Fund -- For the fiscal year ended May 31, 1996: $56,151. For the fiscal year ended May 31, 1997: $180,418. For the fiscal year ended May 31, 1998: $230,707. For the six months ended November 30, 1998 (unaudited):
$92,844.

     U.S.  Small  Company  Portfolio  -- For the fiscal year ended May 31, 1996:
N/A. For the fiscal year ended May 31, 1997: N/A. For the fiscal year ended May 31, 1998: N/A. For the six months ended November 30, 1998 (unaudited): N/A.


PURCHASE OF SHARES

         Method of Purchase. Investors may open accounts with a Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Fund is authorized to accept any instructions relating to a Fund account from Morgan as shareholder servicing agent for the customer. All purchase orders must be accepted by the Distributor. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Trust reserves the right to determine the purchase orders that it will accept.
         References in the Prospectus and this Statement of Additional Information to customers of Morgan or a financial professional include customers of their affiliates and references to transactions by customers with Morgan or a financial professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of a Fund may make transactions in shares of a Fund.

         Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for a Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of a financial professional, and the financial professional may establish its own minimums and charge the investor a fee for this service and other services it provides to its customers. J.P. Morgan may pay fees to financial professionals for services in connection with fund investments. See "Financial Professionals" above.

REDEMPTION OF SHARES

         If the Trust on behalf of a Fund and its corresponding Portfolio determine that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in-kind of securities from a Fund, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in-kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust on behalf of all of the Funds and their corresponding Portfolios have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Funds and their corresponding Portfolios are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of a Fund during any 90 day period for any one shareholder. The Trust will redeem
Fund shares in-kind only if it has received a redemption in kind from a corresponding Portfolio and therefore shareholders of a Fund that receive redemptions in-kind will receive securities of a Portfolio. The Portfolios have advised the Trust that the Portfolios will not redeem in-kind except in circumstances in which a Fund is permitted to redeem in-kind.

         Further Redemption Information. Investors should be aware that redemptions from a Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, a Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of a Fund, and the Portfolios reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or
(iv) for such other periods as the SEC may permit.

         For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

EXCHANGE OF SHARES

         An investor may exchange shares from any J.P. Morgan Institutional Fund into any other J.P. Morgan Institutional Fund or J.P. Morgan Fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of a fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

         Each Fund declares and pays dividends and distributions as described in the Prospectus.

         Dividends and capital gains distributions paid by the Fund are reinvested in additional shares of a Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at J.P. Morgan or at his financial professional or, in the case of certain J.P. Morgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.



NET ASSET VALUE

         Each of the Funds computes its net asset value once daily on Monday through Friday at the time described in the prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Funds and the Portfolios may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

         The net asset value of each Fund is equal to the value of a Fund's investment in its corresponding Portfolio (which is equal to a Fund's pro rata share of the total investment of a Fund and of any other investors in a Portfolio less a Fund's pro rata share of a Portfolio's liabilities) less a Fund's liabilities. The following is a discussion of the procedures used by the Portfolio corresponding to each Fund in valuing its assets.

         The value of investments listed on a domestic securities exchange, other than options on stock indexes, is based on the last sale prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale prices on such exchange. Unlisted securities are valued at the average of the quoted bid and asked prices in the OTC market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing rate currency average on the valuation date.

         Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Trading in securities on most foreign exchanges and OTC markets is normally completed before the close of the New York Stock Exchange (normally 4:00 p.m.) and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

         From time to time, the Funds may quote performance in terms of actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectus.

     Composite  performance   information  shown  in  the  prospectus  has  been
calculated  in  accordance  with  Performance   Presentation  Standards  of  the
Association for Investment Management and Research ("AIMR").

         Total Return Quotations. As required by regulations of the SEC, the annualized total return of the Funds for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

         Historical performance information for periods prior to the establishment of each Fund will be that of each corresponding predecessor J.P. Morgan Fund, as permitted by applicable SEC staff interpretations, since each J.P. Morgan Fund commenced operations before the corresponding J.P. Morgan Institutional Fund. Additionally, historical performance information for periods prior to the establishment of the U.S. Equity and U.S. Small Company funds will be that of their respective predecessor free-standing funds and will be presented in accordance with applicable SEC staff interpretations. The applicable financial information in the registration statements for J.P. Morgan Funds (Registration Nos. 033-54632 and 811-07340) is incorporated herein by reference.

         Below is set forth historical return information for the Funds or their predecessors for the periods indicated:


     Disciplined  Equity Fund  (11/30/98):  Average annual total return, 1 year:
26.65%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (January 3, 1997) to period end: 30.03%; aggregate total return, 1 year: 26.65%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (January 3, 1997) to period end:
65.00%.

     U.S. Equity Fund (11/30/98): Average annual total return, 1 year: 20.78%; average annual total return, 5 years: 20.17%; average annual total return, 10 years: 18.33%; aggregate total return, 1 year: 20.78%; aggregate total return, 5 years: 150.58%; aggregate total return, 10 years: 693.69%.

     U.S. Small Company Fund  (11/30/98):  Average annual total return,  1 year:
(10.49%); average annual total return, 5 years: 10.88%; average annual total return, 10 years: 13.21%; aggregate total return, 1 year: (10.49%); aggregate total return, 5 years: 67.61%; aggregate total return, 10 years: 245.84%.


         General. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

PORTFOLIO TRANSACTIONS

     The Advisor places orders for all Portfolios for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all the Portfolios. See "Investment Objectives and Policies."

         Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Advisor intends to seek best execution on a competitive basis for both purchases and sales of securities.

         In selecting a broker, the Advisor considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Advisor decides that the broker chosen will provide the best execution. The Advisor monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trustees of each Portfolio review regularly the reasonableness of commissions and other transaction costs incurred by the Portfolios in light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the Advisor and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which the Advisor has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Advisor's clients and not solely or necessarily for the benefit of an individual Portfolio. The Advisor believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Portfolios do not reduce their fee to the Advisor by any amount that might be attributable to the value of such services.

         The   Portfolios   corresponding   to  the  Funds  paid  the  following
approximate brokerage commissions for the indicated periods:


     Disciplined Equity -- (For the period December 30, 1996 (commencement of operations of the Disciplined Equity Portfolio) through May 31, 1997): $25,351. For the fiscal year ended May 31, 1998: $175,629.

     U.S. Equity -- For the fiscal year ended May 31, 1996: $1,375,696. For the fiscal year ended May 31, 1997: $1,614,293. For the fiscal year ended May 31, 1998: $1,594,078.

     U.S. Small Company -- For the fiscal year ended May 31, 1996: $1,554,459. For the fiscal year ended May 31, 1997: $2,174,321. For the fiscal year ended May 31, 1998: $1,662,968.


         The increases in brokerage commissions reflected above were due to increased portfolio activity and an increase in net investments by investors in a Portfolio or its predecessor.

         Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of a Portfolio's brokerage transactions to affiliates of the Advisor. In order for affiliates of the Advisor to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trustees of each Portfolio, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

         Portfolio securities will not be purchased from or through or sold to or through the Co-Administrator, the Distributor or the Advisor or any other "affiliated person" (as defined in the 1940 Act) of the Co-Administrator, Distributor or Advisor when such entities are acting as principals, except to the extent permitted by law. In addition, the Portfolios will not purchase securities during the existence of any underwriting group relating thereto of which the Advisor or an affiliate of the Advisor is a member, except to the extent permitted by law.

         On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers including other Portfolios, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Portfolio. In some instances, this procedure might adversely affect a Portfolio.

         If a Portfolio that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Portfolio will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Portfolio may write may be affected by options written by the Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

MASSACHUSETTS TRUST

         The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

         Effective May 12, 1997, the name of the U.S. Equity Fund was changed from "The JPM Institutional Selected U.S. Equity Fund" to "The JPM Institutional U.S. Equity Fund", and the Fund's corresponding Portfolio changed its name accordingly. Effective January 1, 1998, the name of the Trust was changed from "The JPM Institutional Funds to "J.P. Morgan Institutional Funds", and each Fund's name changed accordingly.

         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

         No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

         The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.

         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

     The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."


         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.


         The shareholders of the Trust are entitled to one full or fractional vote for each dollar or fraction of a dollar invested. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

         The Trustees have authorized the issuance and sale to the public of shares of 22 series of the Trust. The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".


         As of January 31, 1999, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of:

     Disciplined Equity Fund - Charles Schwab & Co. Inc. special custody account for the benefit of customers (15.62%); MGT of Deferred Profit Sharing Plan (32.64%).

U.S. Equity Fund - Morgan as Trustee for Degussa Defined Benefit Trust (13.30%); Morgan as trustee for Major League Baseball Master Pension Trust (8.46%); JPMIM as agent for Wachovia Bank of North Carolina T/U/A DTD 1/1/88 Newmont Gold Co. Master Pension Trust (9.38%); LIN Television Corporation Retirement Plan (8.33%); Harris Trust and Savings Bank as Trustee of the CTS Corporate Employee Benefit Plans Master Trust (8.07%); Marietta College (5.32%).

U.S. Small Company Fund - MGT of Deferred Profit Sharing Plan (22.27%).


         The address of each owner listed above is c/o JPMIM, 522 Fifth Avenue, New York, New York 10036. As of the date of this Statement of Additional Information, the officers and Trustees as a group owned less than 1% of the shares of each Fund.

SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in a corresponding Master Portfolio, a separate registered investment company with the same investment objective and policies as the Fund. Generally, when a corresponding Master Portfolio seeks a vote to change a fundamental investment restriction, its feeder fund(s) will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. The shareholders of the Trust are entitled to a full or fractional vote for each dollar or fraction of a dollar invested.

         In addition to selling a beneficial interest to a Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Morgan at (800) 521-5411.

         The Trust may withdraw the investment of a Fund from a Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions in accordance with the investment policies with respect to the Portfolio described above and in each Fund's Prospectus.

         Certain changes in a Portfolio's fundamental investment policies or restrictions, or a failure by a Fund's shareholders to approve such change in a Portfolio's investment restriction, may require withdrawal of a Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in-kind of portfolio securities (as opposed to a cash distribution) from a Portfolio which may or may not be readily marketable. The distribution in-kind may result in a Fund having a less diversified portfolio of investments or adversely affect a Fund's liquidity, and a Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

         Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in a Portfolio. For example, if a large fund withdraws from a Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns.

         Additionally, because a Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in a Portfolio could have effective voting control of the operations of a Portfolio. Whenever a Fund is requested to vote on matters pertaining to its corresponding Portfolio (other than a vote by a Fund to continue the operation of its corresponding Portfolio upon the withdrawal of another investor in a Portfolio), the Trust will hold a meeting of shareholders of a Fund and will cast all of its votes proportionately as instructed by a Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of a Fund who do not vote will have no effect on the outcome of such matters.

TAXES

         Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's timing requirements.

         Under the Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will be taxable to a shareholder in the year declared rather than the year paid.

         Distributions of net investment income, certain foreign currency gains, and realized net short-term capital gain in excess of net long-term capital loss (other than exempt interest dividends) are generally taxable to shareholders of the Funds as ordinary income whether such distributions are taken in cash or reinvested in additional shares. The Funds expect that a portion of these distributions to corporate shareholders will be eligible for the dividends-received deduction, subject to applicable limitations under the Code. If dividend payments exceed income earned by a Fund, the over distribution would be considered a return of capital rather than a dividend payment. The Funds intend to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of a Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.

         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. Except as described below, if an option written by a Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above.

         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder is subject to maximum tax rate of 20%. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund.

         Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Portfolio, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

         Forward currency contracts, options and futures contracts entered into by a Portfolio may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Portfolio on forward currency contracts, options and futures contracts or on the underlying securities.

         Certain options, futures and foreign currency contracts held by a Portfolio at the end of each taxable year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Portfolio has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

         The Funds may invest in Equity Securities of foreign issuers. If a Portfolio purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the corresponding fund may be subject to federal income tax on a portion of an "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even though a portion of such income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund as a result of such distributions. Alternatively, a Fund may in some cases be permitted to include each year in its income and distribute to shareholders a pro rata portion of the foreign investment fund's income, whether or not distributed to the Fund.

         The Portfolios will be permitted to "mark to market" any marketable stock held by a Portfolio in a PFIC. If a Portfolio made such an election, the corresponding Fund would include in income each year an amount equal to its share of the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock. The Fund would be allowed a deduction for its share of the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.

         If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

         Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless IRS Form W-8 is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

         Foreign Taxes. It is expected that the Funds may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries.

         State and Local Taxes. Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolios are organized as New York trusts. The Portfolios are not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by a Fund in its corresponding Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Portfolio's outstanding voting securities present at a meeting, if the holders of more than 50% of a Fund's outstanding shares or the Portfolio's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares or the Portfolio's outstanding voting securities, whichever is less.

         Telephone calls to the Funds, J.P. Morgan or Financial Professionals as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act and the Portfolios' registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements.
Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

The Year 2000 Initiative

         With the new millennium rapidly approaching, organizations are examining their computer systems to ensure they are year 2000 compliant. The issue, in simple terms, is that many existing computer systems use only two numbers to identify a year in the date field with the assumption that the first two digits are always 19. As the century is implied in the date, on January 1, 2000, computers that are not year 2000 compliant will assume the year is 1900. Systems that calculate, compare, or sort using the incorrect date will cause erroneous results, ranging from system malfunctions to incorrect or incomplete transaction processing. If not remedied, potential risks include business interruption or shutdown, financial loss, reputation loss, and/or legal liability.


         J.P. Morgan has undertaken a firmwide initiative to address the year 2000 issue and has developed a comprehensive plan to prepare, as appropriate, its computer systems. Each business line has taken responsibility for identifying and fixing the problem within its own area of operation and for addressing all interdependencies. A multidisciplinary team of internal and external experts supports the business teams by providing direction and firmwide coordination. Working together, the business and multidisciplinary teams have completed a thorough education and awareness initiative and a global inventory and assessment of J.P. Morgan's technology and application portfolio to understand the scope of the year 2000 impact at J.P. Morgan. J.P. Morgan presently is renovating and testing these technologies and applications in partnership with external consulting and software development organizations, as well as with year 2000 tool providers. J.P. Morgan has substantially completed renovation, testing, and validation of its key systems and is preparing to participate in industry-wide testing (or streetwide testing) in 1999. J.P. Morgan is also working with key external parties, including clients, counterparties, vendors, exchanges, depositories, utilities, suppliers, agents and regulatory agencies, to stem the potential risks the year 2000 problem poses to J.P. Morgan and to the global financial community. For potential failure scenarios where the risks are deemed significant and where such risk is considered to have a higher probability of occurrence, J.P. Morgan will attempt to develop business recovery/contingency plans. These plans, which are being developed in the first half of 1999, will define the infrastructure that should be put in place for managing a failure during the millennium event itself.

         Costs associated with efforts to prepare J.P. Morgan's systems for the year 2000 approximated $95 million in 1997 and $112 million for the first nine months of 1998. In 1999, J.P. Morgan is continuing its efforts to prepare its systems for the year 2000. The total cost to become year-2000 compliant is estimated at $300 million (for firmwide systems upgrade, not just for systems relating to mutual funds), for internal systems renovation and testing, testing equipment, and both internal and external resources working on the project. The costs associated with J.P. Morgan becoming year-2000 compliant will be borne by J.P. Morgan and not the Funds.

         The Euro. Effective January 1, 1999 the euro, a single multinational currency, replaced the national currencies of certain countries in the Economic Monetary Union (EMU).

         J.P.  Morgan  will  monitor  potential  currency  risk  resulting  from
increased   volatility   in   exchange   rates   between   EMU   countries   and
non-participating countries.

         The I.R.S has concluded that euro conversion will not cause a U.S. taxpayer to realize gain or loss to the extent taxpayer's rights and obligations are altered solely by reason of the conversion.

FINANCIAL STATEMENTS

         The following financial statements of the Funds and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference from their respective semi-annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling J.P. Morgan Funds Services at (800) 766-7722. Each Fund's financial statements include the financial statements of the Fund's corresponding Portfolio.


----------------------------------------- --------------------------------------- ------------------------------------------
                                          Date of Annual Report; Date Annual      Date of Semi-Annual Report; Date
Name of Fund                              Report Filed; and Accession Number      Semi-Annual Report Filed; and Accession
                                                                                  Number
----------------------------------------- --------------------------------------- ------------------------------------------
----------------------------------------- --------------------------------------- ------------------------------------------
J.P. Morgan Institutional Disciplined     5/31/98; 7/31/98;                       11/30/98; 02/10/99;
Equity Fund                               0001047469-98-028837                    0001047469-99-004410
----------------------------------------- --------------------------------------- ------------------------------------------
----------------------------------------- --------------------------------------- ------------------------------------------
J.P. Morgan Institutional U.S. Equity     5/31/98; 7/31/98;                       11/30/98; 02/04/99;
Fund                                      0001047469-98-028917                    0001047469-99-003379
----------------------------------------- --------------------------------------- ------------------------------------------
----------------------------------------- --------------------------------------- ------------------------------------------
J.P. Morgan Institutional U.S. Small      5/31/98; 7/29/98;                       11/30/98; 02/04/99;
Company Fund                              0001047469-98-028627                    0001047469-99-003268
----------------------------------------- --------------------------------------- ------------------------------------------

APPENDIX A

Description of Security Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Commercial Paper, including Tax Exempt

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

Short-Term Tax-Exempt Notes

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper, including Tax Exempt

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         -        Leading market positions in well established industries.
         -        High rates of return on funds employed.
         -        Conservative   capitalization   structures  with  moderate
                  reliance  on  debt  and  ample  asset
                  protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax Exempt Notes

MIG-1             - The short-term  tax-exempt  note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                         J.P. MORGAN INSTITUTIONAL FUNDS





               J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND
             J.P. MORGAN INSTITUTIONAL EMERGING MARKETS EQUITY FUND
           J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
                 J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND



                       STATEMENT OF ADDITIONAL INFORMATION


                                  MARCH 1, 1999





















THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 1, 1999 FOR THE FUNDS LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORTS RELATING TO THE FUNDS LISTED ABOVE DATED OCTOBER 31, 1998 (FOR THE INTERNATIONAL EQUITY AND EMERGING MARKETS EQUITY FUNDS) AND NOVEMBER 30, 1998 (FOR THE INTERNATIONAL OPPORTUNITIES AND EUROPEAN EQUITY FUNDS). THE PROSPECTUS AND THESE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORT ON THE ANNUAL FINANCIAL STATEMENTS, ARE AVAILABLE, WITHOUT CHARGE UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: J.P. MORGAN FUNDS (800)221-7930.

781751v2

                                TABLE OF CONTENTS

                                                                          Page

General.....................................................................1
Investment Objective and Policies...........................................1
Investment Restrictions.....................................................18
Trustees....................................................................20
Officers....................................................................22
Investment Advisor..........................................................24
Distributor.................................................................27
Co-Administrator............................................................27
Services Agent..............................................................29
Custodian and Transfer Agent................................................30
Shareholder Servicing.......................................................30
Financial Professionals.....................................................31
Independent Accountants.....................................................32
Expenses....................................................................32
Purchase of Shares..........................................................33
Redemption of Shares........................................................34
Exchange of Shares..........................................................35
Dividends and Distributions.................................................35
Net Asset Value.............................................................35
Performance Data............................................................36
Portfolio Transactions......................................................38
Massachusetts Trust.........................................................40
Description of Shares.......................................................41
Special Information Concerning Investment Structure.........................43
Taxes.......................................................................44
Additional Information......................................................48
Financial Statements........................................................50
Appendix A - Description of Security Ratings................................A-1

GENERAL


     This Statement of Additional Information relates only to the J.P. Morgan Institutional International Equity Fund, the J.P. Morgan Institutional Emerging Markets Equity Fund, the J.P. Morgan Institutional International Opportunities Fund and the J.P. Morgan Institutional European Equity Fund (collectively, the "Funds"). Each of the Funds is a separate series of shares of beneficial interest of the J.P. Morgan Institutional Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Funds, the Trust consists of other series representing separate investment funds (each, a "J.P. Morgan Institutional Fund"). The other J.P. Morgan Institutional Funds are covered by separate Statements of Additional Information.


         This Statement of Additional Information describes the financial history, investment objectives and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs. The J.P. Morgan Institutional Funds operate through a two-tier master-feeder investment fund structure.


         This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.


         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Funds seek to achieve their investment objectives by investing all of their investable assets in separate Master Portfolios (each, a "Portfolio"), a corresponding diversified open-end management investment company having the same investment objective as the corresponding Fund. Each Fund invests in a Portfolio through a two-tier master-feeder investment fund structure. See "Special Information Concerning Investment Structure."

     Each Portfolio is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

         Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York, ("Morgan"), an affiliate of the Advisor or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVE AND POLICIES

         The  J.P.   Morgan   Institutional   International   Equity  Fund  (the
"International Equity Fund") is designed for investors with a long term investment horizon who want to diversify their portfolios by investing in an actively managed portfolio of non-U.S. securities that seeks to outperform the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East Index (the "EAFE Index"). The Fund's investment objective is to provide high total return from a portfolio of equity securities of foreign corporations. The Fund attempts to achieve its investment objective by investing all of its investable assets in The International Equity Portfolio (the "International Equity Portfolio"), a diversified open-end management investment company having the same investment objective as the International Equity Fund.
         The International Equity Portfolio seeks to achieve its investment objective by investing primarily in the equity securities of foreign corporations. Equity securities consist of common stocks and other securities with equity characteristics such as preferred stocks, depository receipts, warrants, rights, convertible securities, trust or limited partnership interests and equity participations (collectively, "Equity Securities"). Under normal circumstances, the International Equity Portfolio expects to invest at least 65% of its total assets in such securities. The Portfolio does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of developed foreign countries render investments in such countries inadvisable.

         Investment Process for the International Equity Portfolio

         Country allocation: JPMIM's country allocation decision begins with a forecast of equity risk premiums, which provide a valuation signal by measuring the relative attractiveness of stocks. Using a proprietary approach, JPMIM calculates this risk premium for each of the nations in the International Equity Portfolio's universe, determines the extent of its deviation -- if any -- from its historical norm, and then ranks countries according to the size of those deviations. Countries with high (low) rankings are overweighted (underweighted) in comparisons to the EAFE Index to reflect the above-average (below-average) attractiveness of their stock markets. In determining weightings, JPMIM analyzes a variety of qualitative factors as well, including the liquidity, earnings momentum and interest rate climate of the market at hand. These qualitative assessments can change the magnitude but not the direction of the country allocations called for by the risk premium forecast. JPMIM places limits on the total size of the International Equity Portfolio's country over- and under-weightings relative to the EAFE Index.

         Stock selection: JPMIM's more than 90 international equity analysts, each an industry and country specialist with an average of nearly ten years of experience, forecast normalized earnings and dividend payouts for roughly 1,200 non-U.S. companies -- taking a long-term perspective rather than the short time frame common to consensus estimates. These forecasts are converted into comparable expected returns by a dividend discount model, and then companies are ranked from most to least attractive by industry and country. A diversified portfolio is constructed using disciplined buy and sell rules. The portfolio manager's objective is to concentrate the purchases in the stocks deemed most undervalued, and to keep sector weightings close to those of the EAFE Index, the International Equity Portfolio's benchmark. Once a stock falls into the bottom half of the rankings, it generally becomes a candidate for sale. Where available, warrants and convertibles may be purchased instead of common stock if they are deemed a more attractive means of investing in an undervalued company.

         Currency management: Currency is actively managed, in conjunction with country and stock allocation, with the goal of protecting and possibly enhancing the International Equity Portfolio's return. JPMIM's currency decisions are supported by a proprietary tactical model which forecasts currency movements based on an analysis of four fundamental factors -- trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields -- plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, JPMIM's currency specialists recommend currency strategies that are implemented in conjunction with the International Equity Portfolio's investment strategy.

         J.P. Morgan Institutional Emerging Markets Equity Fund (the "Emerging Markets Equity Fund") is designed for investors with a long term investment horizon who want exposure to the rapidly growing emerging markets. The Emerging Markets Equity Fund's investment objective is to achieve a high total return from a portfolio of equity securities of companies in emerging markets. The Fund attempts to achieve its investment objective by investing all of its investable assets in The Emerging Markets Equity Portfolio (the "Emerging Markets Equity Portfolio"), a diversified open-end management investment company having the same investment objective as the Emerging Markets Equity Fund.

         The Emerging Markets Equity Portfolio seeks to achieve its investment objective by investing primarily in Equity Securities of emerging markets issuers. Under normal circumstances, the Emerging Markets Equity Portfolio expects to invest at least 65% of its total assets in such securities and it may also invest up to 20% in debt securities of emerging markets issuers. The Emerging Markets Equity Portfolio does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of emerging markets countries render investments in such countries inadvisable.

         Investment Process for the Emerging Markets Equity Portfolio

         Country allocation: JPMIM's country allocation decision begins with a forecast of the expected return of each market in the Emerging Markets Equity Portfolio's universe. These expected returns are calculated using a proprietary valuation method that is forward looking in nature rather than based on historical data. JPMIM then evaluates these expected returns from two different perspectives: first, it identifies those countries that have high real expected returns relative to their own history and other nations in their universe. Second, it identifies those countries that it expects will provide high returns relative to their currency risk. Countries that rank highly on one or both of these scores are overweighted relative to the Emerging Markets Equity Portfolio's benchmark, the MSCI Emerging Markets Free Index, while those that rank poorly are underweighted.

         Stock selection: JPMIM's 25 emerging markets equity analysts, each an industry specialist, monitor a universe of approximately 325 companies in these countries, developing forecasts of earnings and cash flows for the most attractive among them. Companies are ranked from most to least attractive based on this research, and then a diversified portfolio is constructed using disciplined buy and sell rules. The portfolio manager's objective is to concentrate the Emerging Markets Equity Portfolio's holdings in the stocks deemed most undervalued, and to keep sector weightings relatively close to those of the index. Stocks are generally held until they fall into the bottom half of JPMIM's rankings.


         J.P. Morgan Institutional International Opportunities Fund (the "International Opportunities Fund") is designed for long-term investors who want to invest in an actively managed portfolio of common stocks and other equity securities of non-U.S. companies, including companies located in emerging markets. The International Opportunities Fund's investment objective is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets. The Fund attempts to achieve its investment objective by investing all of its investable assets in The International Opportunities Portfolio (the "International Opportunities Portfolio"), a diversified open-end management investment company having the same investment objective as the International Opportunities Fund.

          The International Opportunities Portfolio seeks to achieve its investment objective by investing primarily in Equity Securities of non-U.S. issuers in developed and developing countries. Under normal circumstances, the International Opportunities Portfolio expects to invest at least 65% of its total assets in such securities. The International Opportunities Portfolio does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of foreign countries render investments in such countries inadvisable.


         Investment Process for the International Opportunities Portfolio

         Stock selection: JPMIM's approximately 90 international equity analysts and 23 emerging markets equity analysts, each an industry and country specialist, forecast normalized earnings, dividend payouts and cash flows for roughly 1,200 non-U.S. companies, taking a long-term perspective rather than the short time frame common to consensus estimates. These forecasts are converted into comparable expected returns by a dividend discount model, and then companies are ranked from most to least attractive by industry. A diversified portfolio is constructed using disciplined buy and sell rules. The portfolio manager's objective is to concentrate the International Opportunities Portfolio's purchases in the stocks deemed most undervalued. Stocks generally become a candidate for sale when they fall into the bottom half of JPMIM's rankings. Where available, warrants and convertibles may be purchased instead of common stock if they are deemed a more attractive means of investing in an undervalued company.

         Currency management: JPMIM actively manages the currency exposure of the International Opportunities Portfolio's investments in developed countries, in conjunction with country and stock allocation, with the goal of protecting and possibly enhancing the International Opportunities Portfolio's return. JPMIM's currency decisions are supported by a proprietary tactical model which forecasts currency movements based on an analysis of four fundamental factors -- trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields -- plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, JPMIM's currency specialists recommend currency strategies that are implemented in conjunction with the International Opportunities Portfolio's investment strategy.

         Country allocation (developed countries): The International Opportunities Portfolio's country weightings primarily result from its stock selection decisions and may vary significantly from the MSCI All Country World Index Free (ex-U.S.), the International Opportunities Portfolio's benchmark.


         J.P. Morgan Institutional European Equity Fund (the "European Equity Fund") is designed for investors who want an actively managed portfolio of European Equity Securities that seeks to outperform the MSCI Europe Index which is comprised of more than 600 companies in 14 European countries. The European Equity Fund's investment objective is to provide high total return from a portfolio of European company stocks. The European Equity Fund attempts to achieve its investment objective by investing all of its investable assets in The European Equity Portfolio (the "European Equity Portfolio"), a diversified open-end management investment company having the same investment objective as the European Equity Fund.

         The European Equity Portfolio seeks to achieve its investment objective by investing primarily in the Equity Securities of European companies. Under normal circumstances, the European Equity Portfolio expects to invest at least 65% of its total assets in Equity Securities. The European Equity Portfolio does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of European countries render investments in such countries inadvisable.


         Investment Process for the European Equity Portfolio


         Stock selection: Various models are used to quantify JPMIM's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The European Equity Portfolio's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors including: catalysts that could trigger a change in a stock's price, potential reward compared to potential risk and temporary mispricings caused by market overreactions.

         Country allocation: The European Equity Portfolio's country weightings primarily result from its stock selection decisions and may vary significantly from the MSCI Europe Index, the European Equity Portfolio's benchmark. In addition, JPMIM makes active allocations to certain countries. For example, currently country weightings in continental Europe result from individual stock selection decisions. With regards to the United Kingdom, the Advisor makes an active country allocation decision. The Advisor, based on changing market conditions and experienced judgment, may from time to time adjust the extent to which country weighting is based on stock selection and active country allocation.


Equity Investments

         The Portfolios invest primarily in Equity Securities. The Equity Securities in which the Portfolios invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter (OTC) market as well as certain restricted or unlisted securities.

     Equity Securities. The Equity Securities in which the Portfolios may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

         The convertible securities in which the Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Common Stock Warrants

         The Portfolios may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.
         Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

Foreign Investments

         The Portfolios make substantial investments in foreign countries. Investors should realize that the value of the Portfolios' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolios' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolios must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Portfolio by domestic companies.

         In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United
States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

         Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

         Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

         Since investments in foreign securities may involve foreign currencies, the value of a Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Portfolios may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Portfolios' currency exposure related to foreign investments.

         The Portfolios may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Portfolios' investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Portfolios' investments in such countries illiquid and more volatile than investments in more developed countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Foreign Currency Exchange Transactions. Because the Portfolios buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Portfolios may enter from time to time into foreign currency exchange transactions. The Portfolios either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Portfolio's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

         A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         The Portfolios may enter into forward foreign currency exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Advisor may reduce a Portfolio's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. The Portfolios may also enter into forward foreign currency exchange contracts to adjust their currency exposure relative to their benchmarks. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S.
dollars or may involve two foreign currencies.

         Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Portfolio to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.


         Sovereign and Corporate Debt Obligations. The Emerging Markets Equity Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

         Corporate debt obligations, including obligations of industrial, utility, banking and other financial issuers, are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

         Brady Bonds. The Emerging Markets Equity Fund may invest in Brady bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter ("OTC") secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

         Obligations of Supranational Entities. The Emerging Markets Equity Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Investment in Lower Rated Obligations



         While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality debt securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality debt obligations tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's credit analysis.

         Lower quality debt obligations are affected by the market's perception of their credit quality, especially during time of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's portfolio holdings for purposes of determining the Fund's net asset value.


Money Market Instruments

         Although the Portfolios intend under normal circumstances and to the extent practicable, to be fully invested in Equity Securities, each Portfolio may invest in money market instruments to the extent consistent with its investment objective and policies. The Portfolios may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Portfolios appears below. Also see "Quality and Diversification Requirements."

     U.S. Treasury Securities. Each of the Portfolios may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         Additional U.S. Government Obligations. Each of the Portfolios may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Portfolio must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Portfolio may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     Foreign Government Obligations. Each of the Portfolios, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

         Bank Obligations. Each of the Portfolios may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Portfolios will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Portfolios may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

         Commercial Paper. Each of the Portfolios may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Portfolio's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Portfolios to be liquid because they are payable upon demand. The Portfolios do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

         Repurchase Agreements. Each of the Portfolios may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Trustees. In a repurchase agreement, a Portfolio buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Portfolio is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Portfolio to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Portfolios invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Portfolios will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Portfolios in each agreement plus accrued interest, and the Portfolios will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, a Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Portfolio may be delayed or limited.

         Each of the Portfolios may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in this Statement of Additional Information.


         Corporate Bonds and Other Debt Securities. Each of the Portfolios may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

         Asset-backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Portfolio may invest are subject to the Portfolio's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.


Additional Investments

         When-Issued and Delayed Delivery Securities. Each of the Portfolios may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Portfolio until settlement takes place. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Portfolio will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Portfolio may be disadvantaged if the other party to the transaction defaults. It is the current policy of each Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

         Investment Company Securities. Securities of other investment companies may be acquired by each of the Funds and their corresponding Portfolio to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made,
(i)not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund; provided, however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (its corresponding Portfolio). As a shareholder of another investment company, a Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund or Portfolio bears directly in connection with its own operations.

     Reverse Repurchase Agreements. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for each Fund's limitations on reverse repurchase agreements and bank borrowings.

         Loans of Portfolio Securities. Each of the Portfolios may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolio in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Portfolio and its respective investors. The Portfolios may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Portfolio will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Portfolio will make any loans in excess of one year. The Portfolios will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Portfolios, the Advisor or the Distributor, unless otherwise permitted by applicable law.

         Privately Placed and Certain Unregistered Securities. A Portfolio may not acquire any illiquid securities if, as a result thereof, more than 15% of the Portfolio's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Portfolios may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Portfolio. The price a Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.
         The Portfolios may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

         As to illiquid investments, a Portfolio is subject to a risk that should the Portfolio decide to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to sell.

Quality and Diversification Requirements

         Each of the Portfolios intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Portfolio: (1) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Portfolio's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Portfolio should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

         The Portfolios will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

         The Portfolios may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Portfolio invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion. At the time a Portfolio invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Advisor's opinion.

         In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.






Options and Futures Transactions

         Exchange Traded and OTC Options. All options purchased or sold by the Portfolios will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Portfolio relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Portfolio purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

         Provided that a Portfolio has arrangements with certain qualified dealers who agree that the Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Portfolio may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         Futures Contracts and Options on Futures Contracts. The Portfolios may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Portfolio are paid by the Portfolio into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

         Combined Positions. The Portfolios may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Portfolio's current or anticipated investments exactly. A Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

         Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Portfolio or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         Asset Coverage for Futures Contracts and Options Positions. The Portfolios intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Portfolio can commit assets to initial margin deposits and option premiums. In addition, the Portfolios will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

Swaps and Related Swap Products

         Each of the Portfolios may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

         Each Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Portfolio will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

         Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

         The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Portfolio is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Portfolio, payments by the parties will be exchanged on a "net basis", and a Portfolio will receive or pay, as the case may be, only the net amount of the two payments.

         The amount of a Portfolio's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Portfolio's potential loss if it sells a cap or collar. If the Portfolio buys a cap, floor or collar, however, the Portfolio's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

         The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Portfolio will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Portfolio or that a Portfolio may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so.
Such occurrences could result in losses to a Portfolio.

         The Advisor will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

         Each Portfolio will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Portfolio's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Portfolio's accrued obligations under the agreement.

         Each Portfolio will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

         The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Advisor and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Portfolio's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

          During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Portfolio will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Portfolio's basis in the contract.

         The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Portfolio may engage in such transactions.

Risk Management

         The  Portfolios  may employ  non-hedging  risk  management  techniques.
Examples of risk management strategies include synthetically altering a portfolio's exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Portfolio Turnover

         The table below sets forth the portfolio turnover rates for the Portfolios corresponding to the Funds. A rate of 100% indicates that the equivalent of all of the Portfolio's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.


     The International Equity Portfolio (International Equity Fund) For the fiscal year ended October 31, 1997: 67%. For the fiscal year ended October 31, 1998: For the fiscal year ended October 31, 1998: 74%

     The Emerging Markets Equity Portfolio (Emerging Markets Equity Fund) For the fiscal year ended October 31, 1996: 31%. For the fiscal year ended October 31, 1997: 55%. For the fiscal year ended October 31, 1998: 44%

     The International Opportunities Portfolio (International Equity Fund) For the period February 26, 1997 (commencement of operations) through November 30, 1997: 72%. For the fiscal year ended November 30, 1998: 143%.

     The European Equity Portfolio (European Equity Fund) For the fiscal year ended December 31, 1996: 57%. For the fiscal year ended December 31, 1997: 65%. For the period January 1, 1998 through November 30, 1998: 99%


INVESTMENT RESTRICTIONS

The investment restrictions of each Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio unless the context requires otherwise; similarly, references to a Portfolio also include its corresponding Fund unless the context requires otherwise.

         The investment restrictions below have been adopted by the Trust with respect to each Fund and by each corresponding Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.


         Each Fund and its corresponding Portfolio:


         1.  May  not  make  any   investment   inconsistent   with  the  Fund's
classification as a diversified investment company under the Investment Company Act of 1940.

         2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

         3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

         4. May not borrow money, except to the extent permitted by applicable law;

         5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

         6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

         7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

         8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

         Non-Fundamental Investment Restrictions. The investment restrictions described below are not fundamental policies of the Funds and their
corresponding   Portfolios  and  may  be  changed  by  their   Trustees.   These
non-fundamental investment policies require that the Funds and their corresponding Portfolios:

         (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

         (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

         (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

TRUSTEES

         The Trustees of the Trust, who are also the Trustees of each of the Portfolios and the other Master Portfolios, as defined below, their business addresses, principal occupations during the past five years and dates of birth are set forth below.

         Frederick S. Addy -- Trustee; Retired; Prior to April 1994, Executive Vice President and Chief Financial Officer, Amoco Corporation. His address is 5300 Arbutus Cove, Austin, Texas 78746, and his date of birth is January 1, 1932.

         William G. Burns -- Trustee; Retired; Former Vice Chairman and Chief Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, Florida 32779, and his date of birth is November 2, 1932.

         Arthur C. Eschenlauer -- Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, New Jersey 08540, and his date of birth is May 23, 1934.

     Matthew Healey1 -- Trustee; Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc. ("Pierpont Group") since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436, and his date of birth is August 23, 1937.

     Michael P. Mallardi -- Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His address is 10 Charnwood Drive, Suffern, New York 10910, and his date of birth is March 17, 1934.

         The Trustees of the Trust are the same as the Trustees of each of the Portfolios. A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, each of the Portfolios and the J.P. Morgan Funds up to and including creating a separate board of trustees.

         Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), the J.P. Morgan Funds and J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.


     Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 1998 are set forth below.


--------------------------------------------------- ------------------------------ -------------------------------------------



                                                                                   TOTAL TRUSTEE COMPENSATION ACCRUED BY THE
                                                                                   MASTER PORTFOLIOS(*), J.P. MORGAN FUNDS,
                                                    AGGREGATE TRUSTEE              J.P. MORGAN SERIES TRUST AND THE TRUST
                                                    COMPENSATION                   DURING 1998(**)
                                                    PAID BY THE
NAME OF TRUSTEE                                     TRUST DURING 1998
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------


Frederick S. Addy, Trustee                          $20,055                        $75,000
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------


William G. Burns, Trustee                           $20,055                        $75,000
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------


Arthur C. Eschenlauer, Trustee                      $20,055                        $75,000
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------


Matthew Healey, Trustee(***),                       $20,055                        $75,000
  Chairman and Chief Executive
  Officer
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------

Michael P. Mallardi, Trustee                        $20,055                        $75,000
--------------------------------------------------- ------------------------------ -------------------------------------------

* Includes the Portfolios and 15 other portfolios (collectively, the "Master Portfolios") for which JPMIM acts as investment advisor.

     ** No investment company within the fund complex has a pension or retirement plan. Currently there are 17 investment companies (14 investment companies comprising the Master Portfolios, J.P. Morgan Funds, the Trust and J.P. Morgan Series Trust) in the fund complex.

     *** During 1998, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $157,400, contributed $23,610 to a defined contribution plan on his behalf and paid $17,700 in insurance premiums for his benefit.


         The Trustees decide upon general policies and are responsible for overseeing the Trust's and Portfolio's business affairs. Each of the Portfolios and the Trust has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolios and the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolios have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.

         The aggregate fees paid to Pierpont Group, Inc. by each Fund and its corresponding Portfolio during the indicated fiscal periods are set forth below:


     International  Equity Fund -- For the fiscal year ended  October 31,  1996:
$29,774. For the fiscal year ended October 31, 1997: $25,727. For the fiscal year ended October 31, 1998: $14,956.

     International Equity Portfolio -- For the fiscal year ended October 31, 1996: $39,391. For the fiscal year ended October 31, 1997: $32,439. For the fiscal year ended October 31, 1998: $18,453.

     Emerging Markets Equity Fund -- For the fiscal year ended October 31, 1996:
$11,374. For the fiscal year ended October 31, 1997: $13,144. For the fiscal year ended October 31, 1998: $6,699.

     Emerging Markets Equity Portfolio -- For the fiscal year ended October 31, 1996: $36,851. For the fiscal year ended October 31, 1997: $34,045. For the fiscal year ended October 31, 1998: $11,566.

     International Opportunities Fund -- For the period February 26, 1997 (commencement of operations) through November 30, 1997: $3,978. For the fiscal year ended November 30, 1998: $11,047.

     International Opportunities Portfolio -- For the period February 26, 1997 (commencement of operations) through November 30, 1997: $5,110. For the fiscal year ended November 30, 1998: $13,264.

     European Equity Fund -- For the period February 29, 1996 (commencement of operations) through December 31, 1996: $153. For the fiscal year ended December 31, 1997: $339. For the period January 1, 1998 through November 30, 1998: $395.

     European  Equity  Portfolio -- For the fiscal year ended December 31, 1996:
$25,144. For the fiscal year ended December 31, 1997: $21,837. For the period January 1, 1998 through November 30, 1998: $738.


OFFICERS

         The Trust's and Portfolios' executive officers (listed below), other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust and the Portfolios. The Trust and the Portfolios have no employees.

         The officers of the Trust and the Portfolios, their principal occupations during the past five years and dates of birth are set forth below. Unless otherwise specified, each officer holds the same position with the Trust, the Portfolio and the other Master Portfolios. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436. His date of birth is August 23, 1937.

     MARGARET W. CHAMBERS; Vice President and Secretary. Senior Vice President and General Counsel of FDI since April, 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.

         MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies distributed or administered by FDI. Prior to July 1994, she was President and Chief Compliance Officer of FDI. Her date of birth is August 1, 1957.

     DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Assistant Vice President and Assistant Department Manager of Treasury Services and Administration of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. His date of birth is March 31, 1969.

     JACQUELINE HENNING; Assistant Secretary and Assistant Treasurer of the Portfolio only. Managing Director, State Street Cayman Trust Company, Ltd. since October 1994. Prior to October 1994, Mrs. Henning was head of mutual funds at Morgan Grenfell in Cayman and was Managing Director of Bank of Nova Scotia Trust Company (Cayman) Limited prior to September 1993. Address: P.O. Box 2508 GT, Elizabethan Square, 2nd Floor, Shedden Road, George Town, Grand Cayman, Cayman Islands, BWI. Her date of birth is March 24, 1942.

     KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Prior to May 1994, Ms. Jacoppo-Wood was a senior paralegal at The Boston Company Advisors, Inc. ("TBCA"). Her date of birth is December 29, 1966.

     CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. Prior to April 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. His date of birth is December 24, 1964.

     KATHLEEN K. MORRISEY. Vice President and Assistant Secretary. Vice President and Assistant Secretary of FDI. Manager of Treasury Services
Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. From July 1994 to November 1995, Ms. Morrisey was a Fund Accountant II for Investors Bank & Trust Company. Prior to July 1994 she was a Finance student at Stonehill College in North Easton, Massachusetts. Her date of birth is July 5, 1972.

     MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. Prior to August 1994, Ms. Nelson was an Assistant Vice President and Client Manager for The Boston Company, Inc. Her date of birth is April 22, 1964.

     MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Prior to September 1995, Ms. Pace served as a Fund Administrator for Morgan Guaranty Trust Company of New York. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

     MICHAEL S. PETRUCELLI; Vice President and Assistant Secretary. Senior Vice President and Director of Strategic Client Initiatives for FDI since December 1996. From December 1989 through November 1996, Mr. Petrucelli was employed with GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE Investment Services. Address: 200 Park Avenue, New York, New York, 10166. His date of birth is May 18, 1961.

     stephanie d. pierce; Vice President and Assistant Secretary. Vice President and Client Development Manager for FDI since April 1998. From April 1997 to March 1998, Ms. Pierce was employed by Citibank, NA as an officer of Citibank and Relationship Manager on the Business and Professional Banking team handling over 22,000 clients. Address: 200 Park Avenue, New York, New York 10166. Her date of birth is August 18, 1968.

     GEORGE A. RIO; President and Treasurer. Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. From September 1983 to May 1994, Mr. Rio was Senior Vice President & Manager of Client Services and Director of Internal Audit at The Boston Company. His date of birth is January 2, 1955.

     CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group as a Manager of the Tax Group and is responsible for U.S. mutual fund tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

INVESTMENT ADVISOR

         The Funds have not retained the services of an investment advisor because each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio. Subject to the supervision of the Portfolios' Trustees, the Advisor makes each Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. Prior to October 1, 1998, Morgan was each Portfolio's investment advisor. JPMIM, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.


         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $316 billion.


         J.P. Morgan has a long history of service as advisor, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

         The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt, and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 300 capital market researchers, portfolio managers and traders.

         The investment advisory services the Advisor provides to the Portfolios are not exclusive under the terms of the Advisory Agreements. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolios. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolios. See "Portfolio Transactions."

         Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmark for the Portfolios in which the Funds invest are currently: The International Equity Portfolio -- EAFE; The Emerging Markets Equity Portfolio -- MSCI Emerging Markets Free Index; The International Opportunities Portfolio -- MSCI All Country World Index Free (ex-U.S.); The European Equity Portfolio - MSCI Europe Index.

         Morgan, also a wholly owned subsidiary of J.P. Morgan, is a bank holding company organized under the laws of the State of Delaware. Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

         The Portfolios are managed by officers of the Advisor who, in acting for their customers, including the Portfolios, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreements, the Portfolio corresponding to each Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rates of each Portfolio's average daily net assets shown below.

International Equity:  0.60%

Emerging Markets Equity:  1.00%

International Opportunities:  0.60%


European Equity:  0.65%


         The table below sets forth for each Fund listed the advisory fees paid by its corresponding Portfolio to Morgan and JPMIM, as applicable, for the fiscal period indicated. See the Funds' financial statements which are incorporated herein by reference.


     International Equity Portfolio -- For the fiscal year ended October 31, 1996: $5,007,993. For the fiscal year ended October 31, 1997: $5,305,885. For the fiscal year ended October 31, 1998: $3,581,301.

     Emerging Markets Equity Portfolio -- For the fiscal year ended October 31, 1996 : $7,825,873. For the fiscal year ended October 31, 1997: $9,422,758. For the fiscal year ended October 31, 1998: $3,584,676.

     International Opportunities Portfolio -- For the period February 26, 1997 (commencement of operations) through November 30, 1997: $904,113. For the fiscal year ended November 30, 1998: $2,687,804.

     European  Equity  Portfolio -- For the fiscal year ended December 31, 1996:
$3,735,998. For the fiscal year ended December 31, 1997: $3,879,040. For the period January 1, 1998 through November 30, 1998: $166,971.


         The Investment Advisory Agreements provide that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. Each of the Investment Advisory Agreements will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio. See "Additional Information."

         The Glass-Steagall Act and other applicable laws generally prohibit banks such as the Advisor from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolios contemplated by the Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. However, it is possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent the Advisor from continuing to perform such services for the Portfolios.

         If the Advisor were prohibited from acting as investment advisor to any Portfolio, it is expected that the Trustees of the Portfolio would recommend to investors that they approve the Portfolio's entering into a new investment advisory agreement with another qualified investment advisor selected by the Trustees.

         Under separate agreements, Morgan also provides certain financial, fund accounting and administrative services to the Trust and the Portfolios and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

         FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor. FDI is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. FDI also serves as exclusive placement agent for the Portfolio. FDI currently provides administration and distribution services for a number of other investment companies.

         The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

         Under Co-Administration Agreements with the Trust and the Portfolios dated August 1, 1996, FDI also serves as the Trust's and the Portfolios' Co-Administrator. The Co-Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Co-Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolios, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust or the Portfolios, as applicable, expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

         FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust and the Portfolio; (ii) provides officers for the Trust and the Portfolio; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files Portfolio regulatory documents and mails Portfolio communications to Trustees and investors; and (vi) maintains related books and records.

         For its services under the Co-Administration Agreements, each Fund and Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund or Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust, the Master Portfolios and other investment companies subject to similar agreements with FDI.

         The table below sets forth for each Fund and its corresponding Portfolio the administrative fees paid to FDI for the fiscal periods indicated.


     International Equity Fund -- For the period August 1, 1996 through October 31, 1996: $6,625. For the fiscal year ended October 31, 1997: $22,259. For the fiscal year ended October 31, 1998: $11,056.

     International Equity Portfolio -- For the period August 1, 1996 through October 31, 1996: $6,212. For the fiscal year ended October 31, 1997: $21,379. For the fiscal year ended October 31, 1998: $11,630.

     Emerging Markets Equity Fund -- For the period August 1, 1996 through October 31, 1996 : $2,593. For the fiscal year ended October 31, 1997: $11,473. For the fiscal year ended October 31, 1998: $4,833.

     Emerging Markets Equity Portfolio -- For the period August 1, 1996 through October 31, 1996: $5,719. For the fiscal year ended October 31, 1997: $22,642. For the fiscal year ended October 31, 1998: $7,255.

     International Opportunities Fund -- For the period from February 26, 1997 (commencement of operations) to November 30, 1997: $3,398. For the fiscal year ended November 30, 1998: $8,082.

     International Opportunities Portfolio -- For the period from February 26, 1997 (commencement of operations) to November 30, 1997: $3,446. For the fiscal year ended November 30, 1998: $8,417.

     European Equity Fund -- For the period August 1, 1996 through December 31, 1996: $90. For the fiscal year ended December 31, 1997: $293. For the period January 1, 1998 through November 30, 1998: $287.

     European Equity Portfolio -- For the period August 1, 1996 through December 31, 1996: $7,060. For the fiscal year ended December 31, 1997: $14,117. For the period January 1, 1998 through November 30, 1998: $468.


         The table below sets forth for each Fund listed and its corresponding Portfolio the administrative fees paid to Signature Broker-Dealer Services, Inc. (which provided distribution and administrative services to the Trust and placement agent and administrative services to the Portfolios prior to August 1,
1996) for the fiscal periods indicated.


International Equity Fund -- For the period November 1, 1995 through July 31, 1996: $68,651. International Equity Portfolio -- For the period November 1, 1995 through July 31, 1996: $70,197.

Emerging Markets Equity Fund -- For the period November 1, 1995 through July 31, 1996: $27,031.

Emerging Markets Equity Portfolio -- For the period November 1, 1995 through July 31, 1996: $66,251.

     European Equity Fund -- For the period February 29, 1996 (commencement of operations) through July 31, 1996: $191.

     European Equity Portfolio -- For the period January 1, 1996 through July 31, 1996: $38,675.


SERVICES AGENT

         The Trust, on behalf of each Fund, and each Fund's corresponding Portfolio have entered into Administrative Services Agreements (the "Services Agreements") with Morgan effective December 29, 1995, as amended August 1, 1996, pursuant to which Morgan is responsible for certain administrative and related services provided to each Fund and its corresponding Portfolio. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

         Under the Services Agreements, Morgan provides certain administrative and related services to the Fund and the Portfolio, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.

         Under the amended Services Agreements, the Funds and the Portfolios have agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund and Portfolio is determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and J.P. Morgan Series Trust.


         Under administrative services agreements in effect from December 29, 1995 through July 31, 1996, with Morgan, each Fund and its corresponding Portfolio paid Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following schedule: 0.06% of the first $7 billion of the Master Portfolios' aggregate average daily net assets, and 0.03% of the Master Portfolios' average daily net assets in excess of $7 billion. Prior to December 29, 1995, the Trust and each Portfolio had entered into Financial and Fund Accounting Services Agreements with Morgan, the provisions of which included certain of the activities described above.


         The table below sets forth for each Fund and its corresponding Portfolio the fees paid to Morgan, as Services Agent.


     International  Equity  Fund For the fiscal  year ended  October  31,  1996:
$150,350. For the fiscal year ended October 31, 1997: $217,946. For the fiscal year ended October 31, 1998: $142,358.

     International Equity Portfolio -- For the fiscal year ended October 31, 1996: $196,299. For the fiscal year ended October 31, 1997: $274,750. For the fiscal year ended October 31, 1998: $174,789.

     Emerging Markets Equity Fund -- For the fiscal year ended October 31, 1996:
$57,566. For the fiscal year ended October 31, 1997: $113,255. For the fiscal year ended October 31, 1998: $61,627.

     Emerging Markets Equity Portfolio -- For the fiscal year ended October 31, 1996: $183,498. For the fiscal year ended October 31, 1997: $292,269. For the fiscal year ended October 31, 1998: $106,124.

     International Opportunities Fund -- For the period February 26, 1997 (commencement of operations) through November 30, 1997: $35,840. For the fiscal year ended November 30, 1998: $108,365.

     International Opportunities Portfolio -- For the period February 26, 1997 (commencement of operations) through November 30, 1997: $46,055. For the fiscal year ended November 30, 1998: $129,873.

     European Equity Fund - For the period February 29, 1996 (commencement of operations) through December 31, 1996: $1,161. For the fiscal year ended December 31, 1997: $3,022. For the period January 1, 1998 through November 30, 1998: $3,948.

     European  Equity  Portfolio -- For the fiscal year ended December 31, 1996:
$161,993. For the fiscal year ended December 31, 1997: $184,239. For the period January 1, 1998 through November 30, 1998: $7,380.


CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's and each of the Portfolio's custodian and fund accounting agent and each Fund transfer and dividend disbursing agent. Pursuant to the Custodian Contracts, State Street is responsible for maintaining the books of account and records of portfolio transactions and holding portfolio securities and cash. In addition, the Custodian has entered into subcustodian agreements on behalf of the Fund with Bankers Trust Company for the purpose of holding TENR Notes and with The Bank of New York and Chemical Bank, N.A. for the purpose of holding certain variable rate demand notes. In the case of foreign assets held outside the United States, the Custodian employs various subcustodians who were approved by the Trustees of the Portfolios in accordance with the regulations of the SEC. The custodian maintains portfolio transaction records. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

         The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

         Under the Shareholder Servicing Agreement, each Fund has agreed to pay Morgan for these services a fee at the following annual rate of 0.10% (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent). Morgan acts as shareholder servicing agent for all shareholders.

         The table below sets forth for each Fund listed the shareholder servicing fees paid by each Fund to Morgan for the fiscal periods indicated.


     International  Equity Fund -- For the fiscal year ended  October 31,  1996:
$596,245. For the fiscal year ended October 31, 1997: $701,585. For the fiscal year ended October 31, 1998: $486,276.

     Emerging Markets Equity Fund -- For the fiscal year ended October 31, 1996:
$229,764. For the fiscal year ended October 31, 1997: $365,202. For the fiscal year ended October 31, 1998: $209,870.

     International Opportunities Fund -- For the period from February 26, 1997 (commencement of operations) to November 30, 1997: $117,243. For the fiscal year ended November 30, 1998: $373,884.

     European Equity Fund -- For the period February 29, 1996 (commencement of operations) through December 31, 1996: $4,000. For the fiscal year ended December 31, 1997: $9,835. For the period January 1, 1998 through November 30, 1998: $13,726.


         As discussed under "Investment Advisor," the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and providing administrative services to the Funds and the Portfolios under the Services Agreements, and the activities of JPMIM in acting as Advisor to the Portfolios under the Investment Advisory Agreements may raise issues under these laws. However, JPMIM and Morgan believe that they may properly perform these services and the other activities described herein without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

         If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Funds or the Portfolios might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

         The Funds may be sold to or through financial intermediaries who are customers of J.P. Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in the Funds. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Funds as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by a Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not be remitted to the Fund or J.P. Morgan.

         Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust and the Portfolios are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and the Portfolios, assists in the preparation and/or review of each Fund's and Portfolio's federal and state income tax returns and consults with the Funds and the Portfolios as to matters of accounting and federal and state income taxation.

EXPENSES


         In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees and Officers," "Investment Advisor," "Co-Administrator", "Distributor," "Services Agent" and "Shareholder Servicing" above, the Funds and the Portfolios are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to the Funds or the Portfolios. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Portfolios, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses. Under fee arrangements prior to September 1, 1995, Morgan as Services Agent was responsible for reimbursements to the Trust and the Portfolio and the usual customary expenses described above (excluding organization and extraordinary expenses, custodian fees and brokerage expenses).

         J.P. Morgan has agreed that it will reimburse the Funds noted below until further notice to the extent necessary to maintain the Fund's total operating expenses (which include expenses of the Fund and the Portfolio) at the following annual rates of the Fund's average daily net assets.

         European Equity Fund:                                         1.00%
         International Opportunities Fund:                    1.00%
         Emerging Markets Equity Fund:                                 1.45%

     These    limits    do   not    cover    extraordinary    expenses.    These
reimbursement/waiver arrangements can be changed at any time at the option of J.P. Morgan.

         The table below sets forth for each Fund listed the fees and other expenses J.P. Morgan reimbursed under the expense reimbursement arrangements described above or pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.

     International  Equity  Fund For the fiscal  year ended  October  31,  1996:
$36,089. For the fiscal year ended October 31, 1997: N/A. For the fiscal year ended October 31, 1998: N/A.

     International Equity Portfolio -- For the fiscal year ended October 31, 1996: N/A. For the fiscal year ended October 31, 1997: N/A. For the fiscal year ended October 31, 1998: N/A.

     Emerging Markets Equity Fund -- For the fiscal year ended October 31, 1996:
N/A. For the fiscal year ended October 31, 1997: N/A. For the fiscal year ended October 31, 1998: $75,781.

     Emerging Markets Equity Portfolio -- For the fiscal year ended October 31, 1996: N/A. For the fiscal year ended October 31, 1997: N/A. For the fiscal year ended October 31, 1998: N/A.


     International Opportunities Fund -- For the period February 26, 1997 (commencement of operations) through November 30, 1997: $185,072. For the fiscal year ended November 30, 1998: $108,908.

     International Opportunities Portfolio -- For the period February 26, 1997 (commencement of operations) through November 30, 1997: $42,119. For the fiscal year ended November 30, 1998: $2,053.

     European Equity Fund - For the period February 29, 1996 (commencement of operations) through December 31, 1996: $73,879. For the fiscal year ended December 31, 1997: $68,752. For the period January 1, 1998 through November 30, 1998: $64,863.

     European  Equity  Portfolio -- For the fiscal year ended December 31, 1996:
N/A. For the fiscal year ended December 31, 1997: $58,185. For the period January 1, 1998 through November 30, 1998: $62,269.

PURCHASE OF SHARES

         Method of Purchase. Investors may open accounts with a Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Fund is authorized to accept any instructions relating to a Fund account from Morgan as shareholder servicing agent for the customer. All purchase orders must be accepted by the Distributor. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Trust reserves the right to determine the purchase orders that it will accept.

         References in the Prospectus and this Statement of Additional Information to customers of Morgan or a financial professional include customers of their affiliates and references to transactions by customers with Morgan or a financial professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of a Fund may make transactions in shares of a Fund.

         Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of a financial professional, and the financial professional may establish its own minimums and charge the investor a fee for this service and other services it provides to its customers. Morgan may pay fees to financial professionals for services in connection with fund investments. See "Financial Professionals" above.

REDEMPTION OF SHARES

         If the Trust on behalf of a Fund and its corresponding Portfolio determine that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust on behalf of all of the Funds and their corresponding Portfolios have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Funds and their corresponding Portfolios are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the corresponding Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolios have advised the Trust that the Portfolios will not redeem in kind except in circumstances in which a Fund is permitted to redeem in kind.

         Further Redemption Information. Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of a Fund, and the Portfolios reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or
(iv) for such other periods as the SEC may permit.

         For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

EXCHANGE OF SHARES

         An investor may exchange shares from any Fund into shares of any other J.P. Morgan Institutional Fund or J.P. Morgan Fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

         Each Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus.

         Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

         Each of the Funds computes its net asset value once daily on Monday through Friday at the time in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds and the Portfolios may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

         The net asset value of each Fund is equal to the value of the Fund's investment in its corresponding Portfolio (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Portfolios corresponding to each Fund in valuing their assets.

         The value of investments listed on a domestic securities exchange, is based on the last sale prices on such exchange. In the absence of recorded sales, investments are valued at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale prices on such exchange. Unlisted securities are valued at the average of the quoted bid and asked prices in the OTC market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S.
dollars at the prevailing currency exchange rate on the valuation date.

         Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Trading in securities on most foreign exchanges and OTC markets is normally completed before the close of trading of the New York Stock Exchange (normally 4:00 p.m.) and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

         From time to time, the Funds may quote performance in terms of actual distributions, average annual and aggregate annual total returns or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information.

         Total Return Quotations. As required by regulations of the SEC, the average annual total return of the Funds for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

         Historical performance information for any period prior to the establishment of a Fund will be that of its corresponding predecessor J.P. Morgan fund and will be presented in accordance with applicable SEC staff interpretations.

         Below is set forth historical return information for the Funds or their predecessors for the periods indicated:


     International Equity Fund:  10/31/98:  Average annual total return, 1 year:
4.95%; average annual total return, 5 years: 4.87%; average annual total return, commencement of operations * to period end: 4.77%; aggregate total return, 1 year: 4.95%; aggregate total return, 5 years: 26.84%; aggregate total return, commencement of operations * to period end: 48.07%.

     Emerging Markets Equity Fund: 10/31/98: Average annual total return, 1 year: (35.50%); average annual total return, 5 years: N/A; average annual total return, commencement of operations ** to period end: 8.17%; aggregate total return, 1 year: (35.50%); aggregate total return, 5 years: N/A; aggregate total return, commencement of operations ** to period end: (34.48%).

     International Opportunities Fund: 11/30/98: Average annual total return, 1 year: 2.69%; average annual total return, 5 years: N/A; average annual total return, commencement of operations *** to period end: 1.17%; aggregate total return, 1 year: 2.69%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations *** to period end: 2.07%.

     European  Equity  Fund:  11/30/98:  Average  annual total  return,  1 year:
22.13%; average annual total return, 5 years: N/A; average annual total return, commencement of operations **** to period end: 20.69%; aggregate total return, 1 year: 22.13%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations **** to period end: 67.92%.


---------------------------
*    International Equity Fund commenced operations on June 1, 1990.
**   Emerging Markets Equity Fund commenced operations on November 15, 1993.
*** International Opportunities Fund commenced operations on February 26, 1997. **** European Equity Fund commenced operations on February 29, 1996.

         General. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         From time to time, the funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the funds; (5) descriptions of investment strategies for one or more of the funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the funds.

PORTFOLIO TRANSACTIONS

         The Advisor places orders for all Portfolios for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Portfolios. See "Investment Objectives and Policies."

         Portfolio transactions for a Portfolio will be undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates. The Portfolios may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies -- Portfolio Turnover".

         In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

         In selecting a broker, the Advisor considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Advisor decides that the broker chosen will provide the best execution. The Advisor monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trustees of each Portfolio review regularly the reasonableness of commissions and other transaction costs incurred by the Portfolios in light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the Advisor and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which the Advisor has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Advisor's clients and not solely or necessarily for the benefit of an individual Portfolio. The Advisor believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Portfolios do not reduce their fee to the Advisor by any amount that might be attributable to the value of such services.

         The Portfolios or their predecessors corresponding to the International Equity, Emerging Markets Equity, International Opportunities and European Equity Funds paid the following brokerage commissions for the indicated fiscal periods:


     International Equity Portfolio -- For the fiscal year ended October 31, 1996: $2,303,648. For the fiscal year ended October 31, 1997: $2,008,842. For the fiscal year ended October 31, 1998: $1,920,469.

     Emerging Markets Equity Portfolio -- For the fiscal year ended October 31, 1996 : $1,840,532. For the fiscal year ended October 31, 1997: $2,855,850. For the fiscal year ended October 31, 1998: $1,089,000.

     International Opportunities Portfolio -- For the period February 26, 1997 (commencement of operations) through November 30, 1997: $1,027,285. For the fiscal year ended November 30, 1998: $2,294,676.

     European  Equity  Portfolio -- For the fiscal year ended December 31, 1996:
$1,189,817. For the fiscal year ended December 31, 1997: $1,562,672. For the period January 1, 1998 through November 30, 1998: $104,556.


         The increases in brokerage commissions reflected above were due to increased portfolio activity and an increase in net investments by investors in a Portfolio or its predecessor.

         Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of a Portfolio's brokerage transactions to affiliates of the Advisor. In order for affiliates of the Advisor to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trustees of each Portfolio, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

         Portfolio securities will not be purchased from or through or sold to or through the Co-Administrator, the Distributor or the Advisor or any other "affiliated person" (as defined in the 1940 Act) of the Co-Administrator, Distributor or Advisor when such entities are acting as principals, except to the extent permitted by law. In addition, the Portfolios will not purchase securities during the existence of any underwriting group relating thereto of which the Advisor or an affiliate of the Advisor is a member, except to the extent permitted by law.

         On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers including other Portfolios, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Portfolio. In some instances, this procedure might adversely affect a Portfolio.

         If a Portfolio that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Portfolio will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Portfolio may write may be affected by options written by the Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

MASSACHUSETTS TRUST

         The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.


         Effective January 1, 1998, the name of the Trust was changed from "The JPM Institutional Funds" to "J.P. Morgan Institutional Funds". Effective January 1, 1998, the name of the funds were changed from "The JPM Institutional International Equity Fund" to the "J.P. Morgan Institutional International Equity Fund", "The JPM Institutional Emerging Markets Equity Fund" to the "J.P. Morgan Institutional Emerging Markets Equity Fund", the "JPM Institutional International Opportunities Fund" to the "J.P. Morgan Institutional International Opportunities Fund" and the "JPM Institutional European Equity Fund" to the "J.P. Morgan Institutional European Equity Fund."


         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

         No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

         The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.

         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

         The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."


         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.


         The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.


         The Trustees have authorized the issuance and sale to the public of 22 series of the Trust. The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.


         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see Redemption of Shares".


         As of January 31, 1999, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of:

     International Equity Fund: MGT of NY Deferred Profit Sharing (17.20%); JPMIM as agent for Carnegie Corp. of NY (12.98%); Blue Cross Shield of North Carolina as agent for Steven Cherrier (10.77%)

Emerging Markets Equity Fund: MGT of NY Deferred Profit Sharing (17.20%); JPMIM as agent for Carnegie Corp. of NY (12.41%); JPMIM as Agent for Alfred P Sloan Foundation (11.76%); JPMIM as agent for Ameritech Union Werfare Benefit TR (6.48%); Morgan as Agent for Morgan Trust Bahamas LTD (5.35%).

     International Opportunities Fund: MGT Co. of NY as agent for Sarah Lutz Trust (9.78%); J.P. Morgan Delaware as agent for Diversified Growth Fund (6.84%); J.P. Morgan Delaware as agent for JMD Delaware Inc. Trustee for M Arison (12.61%).

     European Equity Fund: Morgan Guaranty Trust Co. of NY as agent for C. Chan Family (28.22%); Morgan Guaranty Trust Co. of NY as agent for J.G. Clarke (8.47%); Morgan Trust Co. Florida NA as agent for J.M. Watkins (6.58%); Morgan Guaranty Trust Co. of NY as agent for B. Price (6.29%); Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers (5.05%).


         The address of each owner listed above is c/o Morgan, 522 Fifth Avenue, New York, New York 10036. As of the date of this Statement of Additional Information, the officers and Trustees as a group owned less than 1% of the shares of each Fund.

SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in a corresponding Master Portfolio, a separate registered investment company with the same investment objective and policies as the Fund. Generally, when a Master Portfolio seeks a vote to change a fundamental investment restriction, its feeder fund(s) will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote.

         In addition to selling a beneficial interest to a Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Morgan at (800) 766-7722.

         The Trust may withdraw the investment of a Fund from a Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions in accordance with the investment policies described below with respect to the Portfolio.

         Certain changes in a Portfolio's fundamental investment policies or restrictions, or a failure by a Fund's shareholders to approve such change in the Portfolio's investment restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

         Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns.

         Additionally, because a Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no effect on the outcome of such matters.

TAXES

         Each Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, investments in other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed in accordance with the Code's timing requirements.

         Under the Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends generally will be taxable to a shareholder in the year declared rather than the year paid.


         Distributions of net investment income, certain foreign currency gains, and realized net short-term capital gains in excess of net long-term capital losses are generally taxable to shareholders of the Funds as ordinary income whether such distributions are taken in cash or reinvested in additional shares. If dividend payments exceed income earned by a Fund, the over distribution would be considered a return of capital rather than a dividend payment. The Funds intend to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of a Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.


         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should thus consider the consequences of purchasing shares in a Fund shortly before the Fund declares a sizable dividend distribution.


         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder is subject to maximum tax rate of 20%. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund.


         Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Portfolio, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

         Forward currency contracts, options and futures contracts entered into by a Portfolio may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Portfolio on forward currency contracts, options and futures contracts or on the underlying securities.

         Certain options, futures and foreign currency contracts held by a Portfolio at the end of each taxable year will be required to be "marked to market" for federal income tax purposes - i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Portfolio has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

         The Funds may invest in Equity Securities of foreign issuers. If a Portfolio purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the corresponding fund may be subject to federal income tax on a portion of an "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even though a portion of such income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund as a result of such distributions. Alternatively, a Fund may in some cases be permitted to include each year in its income and distribute to shareholders a pro rata portion of the foreign investment fund's income, whether or not distributed to the Fund.

         The Portfolios will be permitted to "mark to market" any marketable stock held by a Portfolio in a PFIC. If a Portfolio made such an election, the corresponding Fund would include in income each year an amount equal to its share of the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock. The Fund would be allowed a deduction for its share of the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.

         For federal income tax purposes, the funds listed below had capital loss carryforwards for the periods indicated:


     International  Equity  Fund:  For the fiscal year ended  October 31,  1998:
$2,430,885, all of which expires in 2006.



     Emerging  Markets  Equity Fund: For the fiscal year ended October 31, 1998:
$82,073,263, all of which expires in 2006.

     International Opportunities Fund: For the fiscal year ended November 30, 1998: $31,792,671, of which $29,981 expires in 2005 and $31,762,690 in 2006.

     European Equity Fund: For the fiscal year ended November 30, 1998: $44,618, all of which expires in 2006.


         To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.


         If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.


         Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless IRS Form W-8 is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

         Foreign Taxes. It is expected that the Funds may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries. So long as more than 50% in value of the total assets of a Fund (including its share of the assets of the corresponding Portfolio) at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes deemed paid by it as paid directly by its shareholders. A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A Fund will notify its shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described below) have not been satisfied. If a Fund makes the election, each shareholder will be required to include in his income (in addition to the dividends and distributions he receives) his proportionate share of the amount of foreign income taxes deemed paid by the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if he itemizes deductions, a deduction for his share of the foreign income taxes in computing federal income tax liability. (No deduction will be permitted in computing an individual's alternative minimum tax liability.) Effective for dividends paid after September 5, 1997, shareholders of a Fund will not be eligible to claim a foreign tax credit with respect to taxes paid by the Fund (notwithstanding that the Fund elects to treat the foreign taxes deemed paid by it as paid directly by its shareholders) unless certain holding period requirements are met. A shareholder who is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source net investment income will be treated as foreign source income. A Fund's gains and losses from the sale of securities will generally be treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, if the election is made, shareholders may nevertheless be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund. Effective for taxable years of a shareholder beginning after December 31, 1997, individual shareholders of the Fund with $300 or less of creditable foreign taxes ($600 in the case of an individual shareholder filing jointly) may elect to be exempt from the foreign tax credit limitation rules described above (other than the 90% limitation applicable for purposes of the alternative minimum tax), provided that all of such individual shareholder's foreign source income is "qualified passive income" (which generally includes interest, dividends, rents, royalties and certain other types of income) and further provided that all of such foreign source income is shown on one or more payee statements furnished to the shareholder. Shareholders making this election will not be permitted to carry over any excess foreign taxes to or from a tax year to which such an election applies.

         State and Local Taxes. Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolios are organized as New York trusts. The Portfolios are not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by a Fund in its corresponding Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Portfolio's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities, whichever is less.

         Telephone calls to the Funds, J.P. Morgan or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the
Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act and the Portfolios' registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements.
Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

The Year 2000 Initiative


         With the new millennium rapidly approaching, organizations are examining their computer systems to ensure they are year 2000 compliant. The issue, in simple terms, is that many existing computer systems use only two numbers to identify a year in the date field with the assumption that the first two digits are always 19. As the century is implied in the date, on January 1, 2000, computers that are not year 2000 compliant will assume the year is 1900. Systems that calculate, compare, or sort using the incorrect date will cause erroneous results, ranging from system malfunctions to incorrect or incomplete transaction processing. If not remedied, potential risks include business interruption or shutdown, financial loss, reputation loss, and/or legal liability.

         J.P. Morgan has undertaken a firmwide initiative to address the year 2000 issue and has developed a comprehensive plan to prepare, as appropriate, its computer systems. Each business line has taken responsibility for identifying and fixing the problem within its own area of operation and for addressing all interdependencies. A multidisciplinary team of internal and external experts supports the business teams by providing direction and firmwide coordination. Working together, the business and multidisciplinary teams have completed a thorough education and awareness initiative and a global inventory and assessment of J.P. Morgan's technology and application portfolio to understand the scope of the year 2000 impact at J.P. Morgan. J.P. Morgan presently is renovating and testing these technologies and applications in partnership with external consulting and software development organizations, as well as with year 2000 tool providers. J.P. Morgan has substantially completed renovation, testing, and validation of its key systems and is preparing to participate in industry-wide testing (or streetwide testing) in 1999. J.P. Morgan is also working with key external parties, including clients, counterparties, vendors, exchanges, depositories, utilities, suppliers, agents and regulatory agencies, to stem the potential risks the year 2000 problem poses to J.P. Morgan and to the global financial community. For potential failure scenarios where the risks are deemed significant and where such risk is considered to have a higher probability of occurrence, J.P. Morgan will attempt to develop business recovery/contingency plans. These plans, which are being developed in the first half of 1999, will define the infrastructure that should be put in place for managing a failure during the millennium event itself.

         Costs associated with efforts to prepare J.P. Morgan's systems for the year 2000 approximated $95 million in 1997 and $112 million for the first nine months of 1998. In 1999, J.P. Morgan is continuing its efforts to prepare its systems for the year 2000. The total cost to become year-2000 compliant is estimated at $300 million (for firmwide systems upgrade, not just for systems relating to mutual funds), for internal systems renovation and testing, testing equipment, and both internal and external resources working on the project. The costs associated with J.P. Morgan becoming year-2000 compliant will be borne by J.P. Morgan and not the Funds.


The Euro


         Effective January 1, 1999 the euro, a single multinational currency, replaced the national currencies of certain countries in the Economic Monetary Union (EMU).

         J.P.  Morgan  will  monitor  potential  currency  risk  resulting  from
increased   volatility   in   exchange   rates   between   EMU   countries   and
non-participating countries.

         The I.R.S has concluded that euro conversion will not cause a U.S. taxpayer to realize gain or loss to the extent taxpayer's rights and obligations are altered solely by reason of the conversion.

FINANCIAL STATEMENTS


         The following financial statements and the reports thereon of PricewaterhouseCoopers LLP of the International Equity, Emerging Markets Equity, International Opportunities and European Equity Funds are incorporated herein by reference to their respective annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling JP Morgan Funds Services at (800) 766-7722. Each Fund's financial statements include the financial statements of the Fund's corresponding Portfolio.

------------------------------------------------------ -------------------------------------------------------------


                                                       Date of Annual Report; Date Annual Report Filed; and
Name of Fund                                           Accession Number
------------------------------------------------------ -------------------------------------------------------------

J.P. Morgan Institutional International Equity Fund    10/31/98;
                                                       12/31/98;
                                                       0001047469-98-045675
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------

J.P. Morgan Institutional Emerging Markets Equity      10/31/98;
Fund                                                   1/4/99;
                                                       0001047469-99-000050
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------

J.P. Morgan Institutional International                11/30/98;
Opportunities Fund                                     2/2/99;
                                                       0001047469-99-002972
------------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------ -------------------------------------------------------------

J.P. Morgan Institutional European Equity Fund         11/30/98;
                                                       2/3/99;
                                                       0001047469-99-003104
------------------------------------------------------ -------------------------------------------------------------

APPENDIX A

Description of Security Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


Commercial Paper, including Tax Exempt

A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong.

Short-Term Tax-Exempt Notes

SP-1 -- The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper, including Tax Exempt

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-        Leading market positions in well established industries.
-        High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax Exempt Notes

MIG-1 - The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.


                         J.P. MORGAN INSTITUTIONAL FUNDS


                J.P. MORGAN INSTITUTIONAL PRIME MONEY MARKET FUND
              J.P. MORGAN INSTITUTIONAL TREASURY MONEY MARKET FUND
               J.P. MORGAN INSTITUTIONAL FEDERAL MONEY MARKET FUND









                       STATEMENT OF ADDITIONAL INFORMATION


                                  MARCH 1, 1999























THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 1, 1999 FOR THE FUNDS LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORTS RELATING TO THE FUNDS LISTED ABOVE DATED OCTOBER 31, 1998 (FOR THE TREASURY MONEY MARKET FUND AND THE FEDERAL MONEY MARKET FUND) AND NOVEMBER 30, 1998 (FOR THE PRIME MONEY MARKET FUND). THE PROSPECTUS AND THESE FINANCIAL STATEMENTS FOR THE FUNDS LISTED ABOVE, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORT ON THE ANNUAL FINANCIAL STATEMENTS, ARE AVAILABLE, WITHOUT CHARGE, UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: J.P. MORGAN INSTITUTIONAL FUNDS (800) 221-7930.

                                Table of Contents


                                                                          Page



General....................................................................1
Investment Objectives and Policies.........................................1
Investment Restrictions....................................................9
Trustees and Officers......................................................13
Investment Advisor.........................................................18
Distributor................................................................20
Co-Administrator...........................................................20
Services Agent.............................................................22
Custodian and Transfer Agent...............................................23
Shareholder Servicing......................................................23
Financial Professionals. . . . . . . . . . . . . . . . . . . . . . . . . . 24
Independent Accountants....................................................25
Expenses...................................................................25
Purchase of Shares.........................................................25
Redemption of Shares.......................................................26
Exchange of Shares.........................................................27
Dividends and Distributions................................................27
Net Asset Value............................................................27
Performance Data...........................................................28
Portfolio Transactions.....................................................30
Massachusetts Trust........................................................31
Description of Shares......................................................32
Special Information Concerning
Investment Structure. . . . . . . . . . . . . . . . . . . . . . . . . . . .34
Taxes......................................................................35
Additional Information.....................................................38
Appendix A - Description of Security Ratings...............................A-1

GENERAL

         This Statement of Additional Information relates only to the J.P. Morgan Institutional Prime Money Market Fund, the J.P. Morgan Institutional Treasury Money Market Fund and the J.P. Morgan Institutional Federal Money Market Fund (each, a "Fund" and collectively, the "Funds"). Each Fund is a series of shares of beneficial interest of the J.P. Morgan Institutional Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Funds, the Trust consists of other series representing separate investment funds (each a "J.P. Morgan Institutional Fund"). The other J.P. Morgan Institutional Funds are covered by separate Statements of Additional Information.

         This Statement of Additional Information describes the financial history, investment objective and policies, management and operation of each of the Funds and provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Trust's executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Master Portfolio (the "Portfolio"), a corresponding open-end management investment company having the same investment objective as the Fund. Each Fund invests in a Portfolio through a two-tier master-feeder investment fund structure. See "Special Information Concerning Investment Structure."

     Each Portfolio is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

         Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York, ("Morgan"), an affiliate of the Advisor or any other bank. Shares of a Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVES AND POLICIES

         The following discussion supplements the information regarding the investment objective of each Fund and the policies to be employed to achieve the objective by each Portfolio as set forth herein and in the applicable Prospectus. Since the investment characteristics and experiences of each Fund correspond directly with those of its corresponding Portfolio, the discussion in this Statement of Additional Information focuses on the investments and investment policies of each Portfolio. Accordingly, references below to a Portfolio also include the corresponding Fund; similarly, references to a Fund also include the corresponding Portfolio unless the context requires otherwise.

         J.P. Morgan Institutional Prime Money Market Fund (the "Prime Money Market Fund") is designed for investors who seek high current income consistent with the preservation of capital and same-day liquidity from a portfolio of high quality money market instruments. The Prime Money Market Fund's investment objective is to maximize current income consistent with the preservation of capital and same day liquidity. The Prime Money Market Fund attempts to achieve this objective by investing all of its investable assets in The Prime Money Market Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Prime Money Market Fund.

         The Portfolio seeks to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. dollar denominated securities described in this Statement of Additional Information that meet certain rating criteria, present minimal credit risk and have effective maturities of not more than thirteen months. The Portfolio's ability to achieve maximum current income is affected by its high quality standards. See "Quality and Diversification Requirements."

         J.P. Morgan Institutional Treasury Money Market Fund (the "Treasury Money Market Fund") is designed for investors who seek high current income consistent with the preservation of capital and same-day liquidity from a portfolio of high quality money market instruments. The Treasury Money Market Fund's investment objective is to provide current income, consistent with the preservation of capital and same-day liquidity. The Treasury Money Market Fund attempts to accomplish this objective by investing all of its investable assets in The Treasury Money Market Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Treasury Money Market Fund.

         The Portfolio attempts to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. Treasury securities and related repurchase agreement transactions as described in this Statement of Additional Information that have effective maturities of not more than thirteen months. See "Quality and Diversification Requirements."

         J.P. Morgan Institutional Federal Money Market Fund (the "Federal Money Market Fund") is designed for investors who seek high current income consistent with the preservation of capital and same-day liquidity from a portfolio of high quality money market instruments. The Federal Money Market Fund's investment objective is to provide current income, consistent with the preservation of capital and same-day liquidity. The Federal Money Market Fund attempts to accomplish this objective by investing all of its investable assets in The Federal Money Market Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Federal Money Market Fund.

         The Portfolio attempts to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. Treasury securities and in obligations of certain U.S. Government agencies, as described in this Statement of Additional Information that have effective maturities of not more than thirteen months. See "Quality and Diversification Requirements."

Money Market Instruments

     A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

     U.S. Treasury Securities. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         Additional U.S. Government Obligations. Each of the Funds (other than the Treasury Money Market Fund) may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations;
(ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

         Foreign Government Obligations. The Prime Money Market Fund, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. See "Foreign Investments." These securities must be denominated in the U.S. dollar.

         Bank Obligations. The Prime Money Market Fund, unless otherwise noted in the Prospectus or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). See "Foreign Investments." The Prime Money Market Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Prime Money Market Fund, may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

         Commercial Paper. The Prime Money Market Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan, an affiliate of the Advisor, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Prime Money Market Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Prime Money Market Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Prime Money Market Fund to be liquid because they are payable upon demand. The Prime Money Market Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

     Asset-backed Securities. The Prime Money Market Fund may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets, such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Asset-backed securities provide periodic payments that generally consist of both interest and principal payments. Consequently, the life of an asset-backed security varies with the prepayment experience of the underlying obligations. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

         Repurchase Agreements. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved  by the  Funds'  Trustees.  In a  repurchase  agreement,  a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will any Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Treasury Money Market Fund will only enter into repurchase agreements involving U.S. Treasury securities. The Federal Money Market Fund may only enter into repurchase agreements involving U.S. Treasury securities and Permitted Agency Securities. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. Each Fund will be fully collateralized within the meaning of paragraph (a)(4) of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.


         The Prime Money Market Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including, without limitation, corporate and foreign bonds, asset-backed securities and other obligations described in the Prospectus or this Statement of Additional Information.


Foreign Investments

         The Prime Money Market Fund may invest in certain foreign securities. All investments must be U.S. dollar-denominated. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

         Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.




Additional Investments

     Municipal Bonds. The Prime Money Market Fund may invest in municipal bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. The Prime Money Market Fund may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. These municipal bonds and notes will be taxable securities; income generated from these investments will be subject to federal, state and local taxes.

         When-Issued and Delayed Delivery Securities. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults. It is the current policy of each Fund (except the Treasury Money Market Fund) not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

         Investment Company Securities. Securities of other investment companies may be acquired by each of the Funds and their corresponding Portfolios to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (its corresponding Portfolio). As a shareholder of another investment company, a Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund or Portfolio bears directly in connection with its own operations.

     Reverse Repurchase Agreements. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for each Fund's limitations on reverse repurchase agreements and bank borrowings.

         Loans of Portfolio Securities. Subject to applicable investment restrictions, each Fund is permitted to lend its securities in an amount up to 33 1/3% of the value of the Fund's net assets. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Funds in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. Loans of portfolio securities may be considered extensions of credit by the Funds. The risks to each Fund with respect to borrowers of its portfolio securities are similar to the risks to each Fund with respect to sellers in repurchase agreement transactions. See "Repurchase Agreements". The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Advisor or the Distributor, unless otherwise permitted by applicable law.


         Illiquid Investments, Privately Placed and Certain Unregistered Securities. The Prime Money Market Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. No Fund may acquire any illiquid holdings if, as a result thereof, more than 10% of a Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Funds may acquire investments that are illiquid or have limited liquidity, such as the Prime Money Market Fund's investments in private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Funds. The price the Funds pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

         The Prime Money Market Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.


         As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

         Synthetic Instruments. The Prime Money Market Fund may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The certificates are generally sold in private placements in reliance on Rule 144A. The Advisor will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor those risks. See "Illiquid Investments, Privately Placed and Certain Unregistered Securities".

Quality and Diversification Requirements


         Each of the Funds intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of each Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.


         At the time any of the Funds invests in any taxable commercial paper, master demand obligation, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in Morgan's opinion.
         Prime Money Market Fund. In order to maintain a stable net asset value, the Prime Money Market Fund will (i) limit its investment in the securities (other than U.S. Government securities) of any one issuer to no more than 5% of its assets, measured at the time of purchase, except for investments held for not more than three business days and (ii) limit investments to securities that present minimal credit risks and securities (other than U.S. Government securities) that are rated within the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by the only NRSRO that has rated the security. Securities which originally had a maturity of over one year are subject to more complicated, but generally similar rating requirements. A description of illustrative credit ratings is set forth in "Appendix A." The Fund may also purchase unrated securities that are of comparable quality to the rated securities described above. Additionally, if the issuer of a particular security has issued other securities of comparable priority and security and which have been rated in accordance with (ii) above, that security will be deemed to have the same rating as such other rated securities.

         In addition, the Board of Trustees has adopted procedures which (i) require the Board of Trustees to approve or ratify purchases by the Fund of securities (other than U.S. Government securities) that are unrated; (ii) require the Fund to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of not more than 397 days; and (iii) require the Fund, in the event of certain downgradings of or defaults on portfolio holdings, to dispose of the holding, subject in certain circumstances to a finding by the Trustees that disposing of the holding would not be in the Fund's best interest.

         Treasury Money Market Fund. In order to maintain a stable net asset value, the Treasury Money Market Fund will limit its investments to direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and related repurchase agreement transactions, each having a remaining maturity of not more than thirteen months at the time of purchase and will maintain a dollar-weighted average portfolio maturity of not more than 90 days.

         Federal Money Market Fund. In order to maintain a stable net asset value, the Federal Money Market Fund will limit its investments to direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and certain U.S. Government agency securities with remaining maturities of not more than thirteen months at the time of purchase and will maintain a dollar-weighted average portfolio maturity of not more than 90 days.

INVESTMENT RESTRICTIONS

         The investment restrictions of each Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio unless the context requires otherwise; similarly, references to a Portfolio also include its corresponding Fund unless the context requires otherwise.

         The investment restrictions below have been adopted by the Trust with respect to each Fund and by each corresponding Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

         The Prime Money Market Fund and the Federal Money Market Fund and their corresponding Portfolios:

1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC. In the case of Prime Money Market Fund, this restriction does not apply to instruments considered to be domestic bank money market instruments.

3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

4. May not borrow money, except to the extent permitted by applicable law;

5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

         The Treasury Money Market Fund may not:

1. Enter into reverse repurchase agreements which together with any other borrowing exceed in the aggregate one-third of the market value of the Fund's or the Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements;

2. Borrow money, except in amounts not to exceed one third of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings)
(i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Fund.1

3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's or the Portfolio's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund. This limitation also shall not apply to issues of the U.S. Government and repurchase agreements related thereto;

4. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of the Fund's or the Portfolio's total assets; provided, however, that the Fund may invest all or part of its assets in an open-end management investment company with the same investment objective and restrictions as the Fund. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities and repurchase agreements related thereto;

5. Make loans, except through purchasing or holding debt obligations, repurchase agreements, or loans of portfolio securities in accordance with the Fund's or the Portfolio's investment objective and policies (see "Investment Objectives and Policies");

6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, or commodity contracts or interests in oil, gas, or mineral exploration or development programs;

7. Purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

8. Acquire securities of other investment companies, except as permitted by the 1940 Act or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the Fund's assets in an open-end management investment company with the same investment objective and restrictions as the Fund;

9.       Act as an underwriter of securities; or

10. Issue senior securities, except as may otherwise be permitted by the foregoing investment restrictions or under the 1940 Act or any rule, order or interpretation thereunder.

         The Treasury Money Market Fund's Portfolio has adopted substantially similar fundamental investment restrictions, except investment restrictions numbered 7 and 8 above are non-fundamental at the Portfolio level.
Any differences are not expected to materially impact portfolio management.

         Non-Fundamental Investment Restrictions - Prime Money Market Fund and Federal Money Market Fund. The investment restrictions described below are not fundamental policies of the Funds and their corresponding Portfolios and may be changed by their Trustees. These non-fundamental investment policies require that the Funds and their corresponding Portfolios:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid;

(ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities.

(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

(iv) The Prime Money Market Fund may not borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of the Fund's total assets, taken at cost, at the time of such borrowing. Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund while such borrowings are outstanding. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and shall not apply to reverse repurchase agreements.

(v) The Federal Money Market Fund may not borrow money (not including reverse repurchase agreements), except from banks for temporary or extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Fund's or the Portfolio's total assets, taken at cost at the time of such borrowing (and provided that such borrowings and reverse repurchase agreements do not exceed in the aggregate one-third of the market value of the Fund's and the Portfolio's total assets less liabilities other than the obligations represented by the bank borrowings and reverse repurchase agreements). Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts up to 10% of the value of the Fund's or the Portfolio's net assets at the time of such borrowing. The Fund or the Portfolio will not purchase securities while borrowings exceed 5% of the Fund's or the Portfolio's total assets, respectively; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund while such borrowings are outstanding. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes.

         Non-Fundamental Investment Restrictions - Treasury Money Market Fund. The investment restriction described below is not a fundamental policy of the Fund or the Portfolio and may be changed by their respective Trustees. This non-fundamental investment policy requires that Fund may not:

(i) acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the Fund's net assets would be in investments that are illiquid.

         Notwithstanding any other fundamental or non-fundamental investment restriction or policy, each Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of fundamental investment restrictions regarding industry concentration, the Advisor may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Advisor determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the
Advisor may classify accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

TRUSTEES AND OFFICERS

         The Trustees of the Trust, who are also the Trustees of each of the Portfolios, their business addresses, principal occupations during the past five years and dates of birth are set forth below.

     FREDERICK S. ADDY--Trustee; Retired; Prior to April 1994, Executive Vice President and Chief Financial Officer, Amoco Corporation. His address is 5300 Arbutus Cove, Austin, Texas 78746, and his date of birth is January 1, 1932.

     WILLIAM  G.  BURNS--Trustee;   Retired,  Former  Vice  Chairman  and  Chief
Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, Florida 32779, and his date of birth is November 2, 1932.

     ARTHUR C. ESCHENLAUER--Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, New Jersey 08540, and his date of birth is May 23, 1934.

         MATTHEW HEALEY2--Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436, and his date of birth is August 23, 1937.

     MICHAEL P. MALLARDI--Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His address is 10 Charnwood Drive, Suffern, New York 10910, and his date of birth is March 17, 1934.

         The Trustees of the Trust are the same as the Trustees of each of the Portfolios. In accordance with applicable state requirements, a majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, each of the Portfolios and the J.P. Morgan Funds up to and including creating a separate board of trustees.

         Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), the J.P. Morgan Funds and J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.

     Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 1998 are set forth below

--------------------------------------------------- ------------------------------ -------------------------------------------



                                                                                   TOTAL TRUSTEE COMPENSATION ACCRUED BY THE
                                                                                   MASTER PORTFOLIOS(*), J.P. MORGAN FUNDS,
                                                    AGGREGATE TRUSTEE              J.P. MORGAN SERIES TRUST AND THE TRUST
                                                    COMPENSATION                   DURING 1998(**)
                                                    PAID BY THE
NAME OF TRUSTEE                                     TRUST DURING 1998
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------


Frederick S. Addy, Trustee                          $20,055                        $75,000
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------


William G. Burns, Trustee                           $20,055                        $75,000
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------


Arthur C. Eschenlauer, Trustee                      $20,055                        $75,000
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------


Matthew Healey, Trustee(***),                       $20,055                        $75,000
  Chairman and Chief Executive
  Officer
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------

Michael P. Mallardi, Trustee                        $20,055                        $75,000
--------------------------------------------------- ------------------------------ -------------------------------------------

     (*) Includes the Portfolio and 16 other portfolios (collectively, the "Master Portfolios") for which JPMIM acts as investment advisor.

     (**) During 1998, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $157,400, contributed $23,610 to a defined contribution plan on his behalf and paid $17,700 in insurance premiums for his benefit.

(***) No investment company within the fund complex has a pension or retirement plan. Currently there are 17 investment companies (14 investment companies comprising the Master Portfolios, the J.P. Morgan Funds, the Trust and J.P. Morgan Series Trust) in the fund complex.

         The Trustees decide upon general policies and are responsible for overseeing the Trust's and Portfolio's business affairs. Each of the Portfolios and the Trust has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolios and the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for The J.P. Morgan Family of Funds (formerly The Pierpont Family of Funds), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolios have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services to the Trust, the Portfolios and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.

         The aggregate fees paid to Pierpont Group, Inc. by each Fund and its corresponding Portfolio during the indicated fiscal periods are set forth below:


     Prime Money Market Fund -- For the fiscal years ended November 30, 1996, 1997 and 1998: $48,339, $43,684 and $65,619, respectively.

     The Prime Money Market Portfolio -- For the fiscal years ended November 30, 1996, 1997 and 1998: $157,428, $143,027 and $173,032, respectively.

Treasury Money Market Fund -- For the period July 8, 1997 (commencement of operations) through October 31, 1997 and the fiscal year ended October 31, 1998:
$543 and $5,064, respectively.

The Treasury Money Market Portfolio -- For the period July 7, 1997 (commencement of operations) through October 31, 1997: $800 and the fiscal year ended October 31, 1998: $543 and $15,548, respectively.

     Federal Money Market Fund -- For the fiscal years ended October 31, 1996, 1997 and 1998: $6,320, $3,750 and $15,457, respectively.

     The Federal Money Market Portfolio -- For the fiscal years ended October 31, 1996, 1997 and 1998: $16,144, $12,004 and $25,893, respectively.


Officers

         The Trust's and Portfolios' executive officers (listed below), other than the Chief Executive Officer, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust and the Portfolios. The Trust and the Portfolios have no employees.

         The officers of the Trust and the Portfolios, their principal occupations during the past five years and dates of birth are set forth below. Unless otherwise specified, each officer holds the same position with the Trust and each Portfolio. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436. His date of birth is August 23, 1937.

     MARGARET W. CHAMBERS; Vice President and Secretary. Senior Vice President and General Counsel of FDI since April, 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.

         MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies distributed or administered by FDI. Prior to July 1994, she was President and Chief Compliance Officer of FDI. Her date of birth is August 1, 1957.

     DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Assistant Vice President and Assistant Department Manager of Treasury Services and Administration of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. His date of birth is March 31, 1969.

     JACQUELINE HENNING (of The Prime Money Market Portfolio only); Assistant Secretary and Assistant Treasurer. Managing Director, State Street Cayman Trust Company, Ltd. since October 1994. Prior to October 1994, Mrs. Henning was head of mutual funds at Morgan Grenfell in Cayman and was Managing Director of Bank of Nova Scotia Trust Company (Cayman) Limited prior to September 1993. Address:
P.O. Box 2508 GT, Elizabethan Square, 2nd Floor, Shedden Road, George Town, Grand Cayman, Cayman Islands, BWI. Her date of birth is March 24, 1942.

     KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Prior to May 1994, Ms. Jacoppo-Wood was a senior paralegal at The Boston Company Advisors, Inc. ("TBCA"). Her date of birth is December 29, 1966.

     CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. Prior to April 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. His date of birth is December 24, 1964.

     KATHLEEN K. MORRISEY; Vice President and Assistant Secretary. Vice President and Assistant Secretary of FDI. Manager of Treasury Services
Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. From July 1994 to November 1995, Ms. Morrisey was a Fund Accountant II for Investors Bank & Trust Company. Prior to July 1994 she was a finance student at Stonehill College. Her date of birth is July 5, 1972.

     MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. Prior to August 1994, Ms. Nelson was an Assistant Vice President and Client Manager for The Boston Company, Inc. Her date of birth is April 22, 1964.

     MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Prior to September 1995, Ms. Pace served as a Fund Administrator for Morgan Guaranty Trust Company of New York. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

     MICHAEL S. PETRUCELLI; Vice President and Assistant Secretary. Senior Vice President and Director of Strategic Client Initiatives for FDI since December 1996. From December 1989 through November 1996, Mr. Petrucelli was employed with GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE Investment Services. Address: 200 Park Avenue, New York, New York, 10166. His date of birth is May 18, 1961.

     stephanie d. pierce; Vice President and Assistant Secretary. Vice President and Client Development Manager for FDI since April 1998. From April 1997 to March 1998, Ms. Pierce was employed by Citibank, NA as an officer of Citibank and Relationship Manager on the Business and Professional Banking team handling over 22,000 clients. Address: 200 Park Avenue, New York, New York 10166. Her date of birth is August 18, 1968.

     GEORGE A. RIO; President and Treasurer. Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. From September 1983 to May 1994, Mr. Rio was Senior Vice President & Manager of Client Services and Director of Internal Audit at The Boston Company. His date of birth is January 2, 1955.

     CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group as a Manager of the Tax Group and is responsible for U.S. mutual fund tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

INVESTMENT ADVISOR

         The Funds have not retained the services of an investment adviser because each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio. Subject to the supervision of the Portfolio's Trustees, the Advisor makes each Portfolio's day-to-day investment decisions, arranges for the execution of Portfolio transactions and generally manages the Portfolio's investments. Effective October 1, 1998 each Portfolio's investment advisor is JPMIM. Prior to that date, Morgan was the investment advisor. JPMIM, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, which manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.

         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $316 billion.

         J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.


         The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt, and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 300 capital market researchers, portfolio managers and traders. The Advisor's fixed income investment process is based on analysis of real rates, sector diversification and quantitative and credit analysis.


         The investment advisory services the Advisor provides to the Portfolios are not exclusive under the terms of the Advisory Agreements. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolios. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolios. See "Portfolio Transactions."

         Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmarks for the Portfolios in which the Funds invest are currently: The Prime Money Market Portfolio--IBC's First Tier Money Fund Average; The Treasury Money Market Portfolio--IBC's Treasury and Repo Money Fund Average; and The Federal Money Market Portfolio--IBC's U.S. Government and Agency Money Fund Average.

         Morgan, also a wholly owned subsidiary of J.P. Morgan, is a bank holding company organized under the laws of the State of Delaware. Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

         The Portfolios are managed by officers of the Advisor who, in acting for their customers, including the Portfolios, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreements, the Portfolio corresponding to each Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rates of 0.20% of each Portfolio's average daily net assets up to $1 billion and 0.10% of each Portfolio's average daily net assets in excess of $1 billion.

         The table below sets forth for each Portfolio listed the advisory fees paid to Morgan and JPMIM, as applicable, for the fiscal periods indicated. See the Prospectus and below for applicable expense limitations.


     The Prime Money Market Portfolio -- For the fiscal years ended November 30, 1996, 1997 and 1998: $4,503,793, $5,063,662 and $7,199,733, respectively.

The Treasury Money Market Portfolio -- For the period July 7, 1997 (commencement of operations) through October 31, 1997 and the fiscal year ended October 31, 1998: $49,123 and $1,080,743, respectively.

     The Federal Money Market Portfolio -- For the fiscal years ended October 31, 1996, 1997 and 1998: $653,326, $659,707 and $1,736,610 respectively.


         The Investment Advisory Agreements provide that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. Each of the Investment Advisory Agreements will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio. See "Additional Information."

         The Glass-Steagall Act and other applicable laws generally prohibit banks such as the Advisor from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolios contemplated by the Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. However, it is possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent the Advisor from continuing to perform such services for the Portfolios.

         If the Advisor were prohibited from acting as investment advisor to any Portfolio, it is expected that the Trustees of the Portfolio would recommend to investors that they approve the Portfolio's entering into a new investment advisory agreement with another qualified investment advisor selected by the Trustees.

     Under separate agreements, Morgan provides certain financial, fund accounting and administrative services to the Trust and the Portfolios and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

         FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor. FDI is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. FDI also serves as exclusive placement agent for the Portfolio. FDI currently provides administration and distribution services for a number of other investment companies.

         The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

         Under Co-Administration Agreements with the Trust and the Portfolios dated August 1, 1996, FDI also serves as the Trust's and the Portfolios' Co-Administrator. The Co-Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Co-Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolios, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust or the Portfolios, as applicable, expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

         FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust and the Portfolio; (ii) provides officers for the Trust and the Portfolio; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files Portfolio regulatory documents and mails Portfolio communications to Trustees and investors; and (vi) maintains related books and records.

         For its services under the Co-Administration Agreements, each Fund and Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund or Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust, the Master Portfolios and certain other investment companies subject to similar agreements with FDI.

         The table below sets forth for each Fund listed and its corresponding Portfolio the administrative fees paid to FDI for the fiscal periods indicated. See the Prospectus and below for applicable expense limitations.


Prime Money Market Fund --For the period August 1, 1996 through November 30, 1996, the fiscal year ended November 30, 1997 and the fiscal year ended November 30, 1998: $15,195, $38,699 and $51,507, respectively.

The Prime Money Market Portfolio -- For the period August 1, 1996 through November 30, 1996, and the fiscal years ended November 30, 1997 and November 30, 1998: $33,012, $96,662 and $115,137, respectively.

Treasury Money Market Fund -- For the period July 8, 1997 (commencement of operations) through October 31, 1997 and the fiscal year ended October 31, 1998:
$437 and $3,897, respectively.

The Treasury Money Market Portfolio -- For the period July 7, 1997 (commencement of operations) through October 31, 1997 and the fiscal year ended October 31, 1998: $406 and $7,258, respectively.

Federal Money Market Fund -- For the period August 1, 1996 through October 31, 1996, the fiscal year ended October 31, 1997 and the fiscal year ended October 31, 1998: $945, $3,405 and $11,206, respectively.

The Federal  Money  Market  Portfolio  -- For the period  August 1, 1996 through
October 31, 1996, the fiscal year ended October 31, 1997 and the fiscal year ended October 31, 1996: $1,663, $6,218 and $12,377, respectively.

The table below sets forth for each Fund listed and its corresponding Portfolio the administrative fees paid to Signature Broker-Dealer Services, Inc. (which provided distribution and administrative services to the Trust and placement agent and administrative services to the Portfolios prior to August 1,
1996) for the fiscal periods indicated. See the Prospectus and below for applicable expense limitations.

Prime Money Market Fund -- For the period December 1, 1995 through July 31, 1996: $97,980.

The Prime Money Market Portfolio -- For the period December 1, 1995 through July 31, 1996: $272,989.

Federal Money Market Fund -- For the period November 1, 1995 through July 31, 1996: $15,525.

     The Federal Money Market Portfolio -- For period November 1, 1995 through July 31, 1996: $28,623.


SERVICES AGENT

          The Trust, on behalf of each Fund, and the Portfolios have entered into Administrative Services Agreements (the "Services Agreements") with Morgan pursuant to which Morgan is responsible for certain administrative and related services provided to each Fund and its corresponding Portfolio. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

          Under the Services Agreements, each of the Funds and the Portfolios has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund and Portfolio is determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and J.P. Morgan Series Trust.

         Under prior administrative services agreements in effect from December 29, 1995 through July 31, 1996, with Morgan, each Fund's corresponding Portfolio (except the Treasury Money Market Portfolio) paid Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following schedule: 0.06% of the first $7 billion of the Master
Portfolios' aggregate average daily net assets, and 0.03% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion.

         Prior to December 29, 1995, the Trust and each Portfolio (except The Treasury Money Market Portfolio) had entered into Financial and Fund Accounting Services Agreements with Morgan, the provisions of which included certain of the activities described above. The table below sets forth for each Fund listed and its corresponding Portfolio the fees paid to Morgan as Services Agent. See the Prospectus and below for applicable expense limitations.


     Prime Money Market Fund --For the fiscal years ended November 30, 1996, 1997 and 1998: $286,611, $386,048 and $696,768, respectively.




     The Prime Money Market Portfolio -- For the fiscal years ended November 30, 1996, 1997 and 1998: $891,730, $1,256,131 and $1,788,454, respectively.

Treasury Money Market Fund -- For the period July 8, 1997 (commencement of operations) through October 31, 1997 and for the fiscal year ended October 31, 1998: $4,761 and $51,775, respectively.

The Treasury Money Market Portfolio -- For the period July 7, 1997 (commencement of operations) through October 31, 1997 and for the fiscal year October 31, 1998: $7,289 and $155,752, respectively.

     Federal Money Market Fund -- For the fiscal years ended October 31, 1996, 1997 and 1998: $26,536, $33,554 and $151,777.

     The Federal Money Market Portfolio -- For the fiscal years ended October 31, 1996, 1997 and 1998: $73,206, $101,963 and $264,799.


      CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's and each Portfolio's custodian and fund accounting agent and each Fund's transfer and dividend disbursing agent. Pursuant to the Custodian Contracts, State Street is responsible for maintaining the books of account and records of portfolio transactions and holding portfolio securities and cash. The custodian maintains portfolio transaction records. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

         The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a Financial Professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; monitoring the activities of the Funds' transfer agent; and providing other related services.

         Effective August 1, 1998, under the Shareholder Servicing Agreement, each Fund has agreed to pay Morgan for these services a fee at the annual rate of 0.10% (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent).
Morgan acts as shareholder servicing agent for all shareholders.

         The table below sets forth for each Fund listed the shareholder servicing fees paid by each Fund to Morgan for the fiscal periods indicated. See the Prospectus and below for applicable expense limitations.


     Prime Money Market Fund -- For the fiscal years ended November 30, 1996, 1997 and 1998: $600,276, $625,222 and $1,682,644, respectively.

Treasury Money Market Fund -- For the period July 8, 1997 (commencement of operations) through October 31, 1997 and for the fiscal year ended October 31, 1998: $8,000 and $116,683, respectively.

     Federal Money Market Fund -- For the fiscal years ended October 31, 1996, 1997 and 1998: $75,343, $54,403 and $370,516, respectively.


         As discussed under "Investment Advisor," the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and providing administrative services to the Funds and the Portfolios under the Services Agreements, and the activities of JPMIM in acting as Advisor to the Portfolios under the Investment Advisory Agreements, may raise issues under these laws. However, Morgan and JPMIM believe that they may properly perform these services and the other activities described in the Prospectus without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

         If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Funds or the Portfolios might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

         The Funds may be sold to or through financial intermediaries who are customers of J.P. Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in the Funds. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Funds as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not be remitted to the Fund or J.P. Morgan.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust and the Portfolios are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and the Portfolios, assists in the preparation and/or review of each of the Fund's and the Portfolio's federal and state income tax returns and consults with the Funds and the Portfolios as to matters of accounting and federal and state income taxation.

EXPENSES


         In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees and Officers," "Investment Advisor," "Co-Administrator, "Distributor," "Services Agent" and "Shareholder Servicing" above, the Funds and the Portfolios are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, costs associated with their registration fees under federal securities laws, and extraordinary expenses applicable to the Funds or the Portfolios. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Portfolios, such expenses also include custodian fees. For additional information regarding waivers or expense subsidies, see the Prospectus. Under fee arrangements prior to September 1, 1995, Morgan as Services Agent was responsible for reimbursements to the Trust and the Portfolio and the usual customary expenses described above (excluding organization and extraordinary expenses, custodian fees and brokerage expenses).

         J.P. Morgan has agreed that it will reimburse the Funds noted below until further notice to the extent necessary to maintain the Fund's total operating expenses (which include expenses of the Fund and the Portfolio) at the following annual rates of the Fund's average daily net assets.

         Prime Money Market Fund:                                      0.20%
         Treasury Money Market Fund:                                   0.20%
         Federal Money Market Fund:                                    0.20%

     These    limits    do   not    cover    extraordinary    expenses.    These
reimbursement/waiver arrangements can be changed at any time at the option of J.P. Morgan

          The table below sets forth for each Fund listed the fees and other expenses J.P. Morgan reimbursed under the expense reimbursement arrangements described above or pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.

     Prime Money Market Fund --For the fiscal years ended November 30, 1996, 1997 and 1998: $1,231,624, $1,069,381 and $2,571,638, respectively.

     The Prime Money Market Portfolio -- For the fiscal years ended November 30, 1996, 1997 and 1998: $9,993, N/A and N/A, respectively.

Treasury Money Market Fund -- For the period July 8, 1997 (commencement of operations) through October 31, 1997 and for the fiscal year ended October 31, 1998: $95,577 and $297,103, respectively.

The Treasury Money Market Portfolio -- For the period July 7, 1997 (commencement of operations) through October 31, 1997 and for the fiscal year October 31, 1998: $118,095 and $828,462, respectively.

     Federal Money Market Fund -- For the fiscal years ended October 31, 1996, 1997 and 1998: $225,001, $195,337 and $876,403.

     The Federal Money Market Portfolio -- For the fiscal years ended October 31, 1996, 1997 and 1998: $238,343, $250,377 and $415,825.


PURCHASE OF SHARES

         Method of Purchase. Investors may open accounts with the Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Fund is authorized to accept any instructions relating to a Fund account from Morgan as shareholder servicing agent for the customer. All purchase orders must be accepted by the Distributor. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Trust reserves the right to determine the purchase orders that it will accept.

         References in the Prospectus and this Statement of Additional Information to customers of Morgan or a financial professional include customers of their affiliates and references to transactions by customers with Morgan or a financial professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of a Fund may make transactions in shares of a Fund.

         Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); and (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of a Financial Professional, and the Financial Professional may charge the investor a fee for this service and other services it provides to its customers.

REDEMPTION OF SHARES

         Investors may redeem shares as described in the Prospectus. Shareholders redeeming shares of the Funds should be aware that the Funds attempt to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that they will be able to continue to do so, and in that case the net asset value of the Fund's shares might deviate from $1.00 per share. Accordingly, a redemption request might result in payment of a dollar amount which differs from the number of shares redeemed. See "Net Asset Value" below.

         If the Trust on behalf of a Fund and its corresponding Portfolio determine that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust on behalf of the Treasury Money Market and Federal Money Market Funds and their corresponding Portfolios have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which such Funds and their corresponding Portfolios are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of such Fund during any 90-day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the corresponding Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolios have advised the Trust that the Portfolios will not redeem in kind except in circumstances in which a Fund is permitted to redeem in kind.

         Further Redemption Information. Investors should be aware that redemptions from a Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of a Fund, and the Portfolios reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or
(iv) for such other periods as the SEC may permit.

EXCHANGE OF SHARES

         An investor may exchange shares from any Fund into shares of any other J.P. Morgan Institutional Fund or J.P. Morgan mutual fund, without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

         Each Fund declares and pays dividends and distributions as described in the Prospectus.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

         Each of the Funds computes its net asset value once daily on Monday through Friday as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day, and Christmas Day. In the event that trading in the money markets is scheduled to end earlier than the close of the New York Stock Exchange in observance of these holidays, the Funds and their corresponding Portfolios would expect to close for purchases and redemptions an hour in advance of the end of trading in the money markets. The Funds and the Portfolios may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. On any business day when the Public Securities Association ("PSA") recommends that the securities market close early, the Funds reserve the right to cease accepting purchase and redemption orders for same business day credit at the time PSA recommends that the securities market close. On days the Funds close early, purchase and redemption orders received after the PSA-recommended closing time will be credited the next business day. The days on which net asset value is determined are the Funds' business days.

         The net asset value of each Fund is equal to the value of the Fund's investment in its corresponding Portfolio (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Portfolios corresponding to each Fund in valuing their assets.

         The Portfolios' portfolio securities are valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of the Fund of $1.00. No assurances can be given that this goal can be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Trustees will take steps necessary to reduce such deviation, such as changing a Fund's dividend policy, shortening the average portfolio maturity, realizing gains or losses, or reducing the number of outstanding Fund shares. Any reduction of outstanding shares will be effected by having each shareholder contribute to a Fund's capital the necessary shares on a pro rata basis. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Funds. See "Taxes."

PERFORMANCE DATA

         From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Current performance information for the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See the Prospectus.

         Yield Quotations. As required by regulations of the SEC, current yield for the Funds is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period, dividing the net change in account value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield for each Fund is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares.

   Below is set forth historical yield information for the periods indicated:


     Prime Money Market Fund (11/30/98): 7-day current yield: 5.12%; 7-day effective yield: 5.25%.

     Treasury Money Market Fund (10/31/98): 7-day current yield: 4.95%; 7-day effective yield: 5.07%.

     Federal Money Market Fund (10/31/98): 7-day current yield: 4.96%; 7-day effective yield: 5.08%.


     Total Return Quotations. Historical performance information for the Prime Money Market Fund will be that of its corresponding predecessor J.P. Morgan Fund and will be presented in accordance with applicable SEC staff interpretations. The applicable financial information in the registration statement for the J.P. Morgan Funds (Registration Nos. 033-54632 and 811-07340) is incorporated herein by reference.

         Below is set forth historical return information for each Fund or its predecessor for the periods indicated:


     Prime Money Market Fund  (11/30/98):  Average annual total return,  1 year:
5.61%; average annual total return, 5 years: 5.30%; average annual total return, 10 years: 5.66%; aggregate total return, 1 year: 5.61%; aggregate total return, 5 years: 29.46%; aggregate total return, 10 years: 73.46%.

     Treasury Money Market Fund (10/31/98): Average annual total return, 1 year:
5.53%; average annual total return, 5 years: N/A; average annual total return, commencement of operations to period end: 5.57%; aggregate total return, 1 year:
5.53%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations to period end: 7.41%.

     Federal Money Market Fund (10/31/98):  Average annual total return, 1 year:
5.48%; average annual total return, 5 years: 5.08%; average annual total return, commencement of operations (January 4, 1993) to period end: 4.74%; aggregate total return, 1 year: 5.48%; aggregate total return, 5 years: 28.12%; aggregate total return, commencement of operations (January 4, 1993) to period end:
30.98%.


         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

         General. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

PORTFOLIO TRANSACTIONS

     The Advisor places orders for all Portfolios for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all the Portfolios. See "Investment Objectives and Policies."

         Fixed income and debt securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     Portfolio transactions for the Portfolios will be undertaken principally to accomplish a Portfolio's objective in relation to expected movements in the general level of interest rates. The Portfolios may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies."

         In connection with portfolio transactions for the Portfolios, the Advisor intends to seek best execution on a competitive basis for both purchases and sales of securities.

         The Portfolios have a policy of investing only in securities with maturities of not more than thirteen months, which will result in high portfolio turnovers. Since brokerage commissions are not normally paid on investments which the Portfolios make, turnover resulting from such investments should not adversely affect the net asset value or net income of the Portfolios.

         Subject to the overriding objective of obtaining best execution of orders, the Advisor may allocate a portion of a Portfolio's brokerage transactions to affiliates of the Advisor. In order for affiliates of the Advisor to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trustees of each Portfolio, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

         Portfolio securities will not be purchased from or through or sold to or through the Co-Administrator, the Distributor or the Advisor or any other "affiliated person" (as defined in the 1940 Act) of the Co-Administrator, Distributor or Advisor when such entities are acting as principals, except to the extent permitted by law. In addition, the Portfolios will not purchase securities during the existence of any underwriting group relating thereto of which the Advisor or an affiliate of the Advisor is a member, except to the extent permitted by law.

         On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers including other Portfolios, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Portfolio. In some instances, this procedure might adversely affect a Portfolio.

MASSACHUSETTS TRUST

         The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

         Effective January 9, 1997, the name of The Treasury Money Market Portfolio was changed to The Federal Money Market Portfolio. Effective May 12, 1997, the name of The Money Market Portfolio was changed to The Prime Money Market Portfolio. Effective January 1, 1998, the name of the Trust was changed from "The JPM Institutional Funds" to "J.P. Morgan Institutional Funds," and each Fund's name changed accordingly.

         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

         No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by a Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of a Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

         The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.

         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

     The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

         The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.



         The Trustees have authorized the issuance and sale to the public of shares of 22 series of the Trust. The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.


         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see the Prospectus.


         As of January 31, 1999, the following owned of record, or to the knowledge of management, beneficially owned more than 5% of the outstanding shares of:


     Prime Money Market Fund: Dover Corporation (8.03%); Citibank - Private bank (6.39%); Hare & Co. (5.49%).

     Treasury Money Market Fund: Morgan as Agent for J. Robertson (32.23%); Treasurer of State of Ohio (23.17%); Hare & Co. (19.52%); and Morgan as Agent for F. Batten Jr. Trust(9.11%).

     Federal Money Market Fund: Morgan as Agent for LAS #2 (5.19%); Morgan as Agent R. Lauder Crot Proceeds Account (5.11%).


SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in a corresponding Master Portfolio, a separate registered investment company with the same investment objective and policies as the Fund. Generally, when a Master Portfolio seeks a vote to change a fundamental investment restriction, its feeder fund(s) will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote.

         In addition to selling a beneficial interest to a Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Morgan at (800) 521-5411.

         The Trust may withdraw the investment of a Fund from a Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions in accordance with the investment policies with respect to the Portfolio described above and in each Fund's prospectus.

         Certain changes in a Portfolio's fundamental investment policies or restrictions, or a failure by a Fund's shareholders to approve such change in the Portfolio's investment restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

         Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns.

         Additionally, because a Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no affect on the outcome of such matters.

TAXES

         The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Prospectus. These laws and regulations are subject to change by legislative or administrative action.


         Each Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, investments in other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's timing requirements.


         Under the Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year generally will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will be taxable to a shareholder in the year declared rather than the year paid.

         Distributions of net investment income and realized net short-term capital gain in excess of net long-term capital losses (other than exempt interest dividends) are generally taxable to shareholders of the Funds as ordinary income whether such distributions are taken in cash or reinvested in additional shares. Distributions to corporate shareholders of the Funds are not eligible for the dividends received deduction. Distributions of net long-term capital gains (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of a Fund as long-term capital gains, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.

         To maintain a constant $1.00 per share net asset value, the Trustees of the Trust may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses. The adjustment may result in a shareholder having more dividend income than net income in his account for a period. When the number of outstanding shares of a Fund is reduced, the shareholder's basis in the shares of the Fund may be adjusted to reflect the difference between taxable income and net dividends actually distributed. This difference may be realized as a capital loss when the shares are liquidated. Subject to certain limited exceptions, capital losses cannot be used to offset ordinary income. See "Net Asset Value."

         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put is acquired or a call option is written thereon or straddle rules are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. Except as described below, if an option written by a Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above.

         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder is subject to maximum tax rate of 20%. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses. Additionally, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund.


         If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.


         Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless IRS Form W-8 is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

         State and Local Taxes. Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolios are organized as New York trusts. The Portfolios are not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by a Fund in its corresponding Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Portfolio's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities, whichever is less.

         Telephone calls to the Funds, J.P. Morgan or Financial Professionals as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the 1940 Act the Portfolios' Registration Statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements.
Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

The Year 2000 Initiative


         With the new millennium rapidly approaching, organizations are examining their computer systems to ensure they are year 2000 compliant. The issue, in simple terms, is that many existing computer systems use only two numbers to identify a year in the date field with the assumption that the first two digits are always 19. As the century is implied in the date, on January 1, 2000, computers that are not year 2000 compliant will assume the year is 1900. Systems that calculate, compare, or sort using the incorrect date will cause erroneous results, ranging from system malfunctions to incorrect or incomplete transaction processing. If not remedied, potential risks include business interruption or shutdown, financial loss, reputation loss, and/or legal liability.

         J.P. Morgan has undertaken a firmwide initiative to address the year 2000 issue and has developed a comprehensive plan to prepare, as appropriate, its computer systems. Each business line has taken responsibility for identifying and fixing the problem within its own area of operation and for addressing all interdependencies. A multidisciplinary team of internal and external experts supports the business teams by providing direction and firmwide coordination. Working together, the business and multidisciplinary teams have completed a thorough education and awareness initiative and a global inventory and assessment of J.P. Morgan's technology and application portfolio to understand the scope of the year 2000 impact at J.P. Morgan. J.P. Morgan presently is renovating and testing these technologies and applications in partnership with external consulting and software development organizations, as well as with year 2000 tool providers. J.P. Morgan has substantially completed renovation, testing, and validation of its key systems and is preparing to participate in industry-wide testing (or streetwide testing) in 1999. J.P. Morgan is also working with key external parties, including clients, counterparties, vendors, exchanges, depositories, utilities, suppliers, agents and regulatory agencies, to stem the potential risks the year 2000 problem poses to J.P. Morgan and to the global financial community. For potential failure scenarios where the risks are deemed significant and where such risk is considered to have a higher probability of occurrence, J.P. Morgan will attempt to develop business recovery/contingency plans. These plans, which are being developed in the first half of 1999, will define the infrastructure that should be put in place for managing a failure during the millennium event itself.

         Costs associated with efforts to prepare J.P. Morgan's systems for the year 2000 approximated $95 million in 1997 and $112 million for the first nine months of 1998. In 1999, J.P. Morgan is continuing its efforts to prepare its systems for the year 2000. The total cost to become year-2000 compliant is estimated at $300 million (for firmwide systems upgrade, not just for systems relating to mutual funds), for internal systems renovation and testing, testing equipment, and both internal and external resources working on the project. The costs associated with J.P. Morgan becoming year-2000 compliant will be borne by J.P. Morgan and not the Funds.

FINANCIAL STATEMENTS

         The following financial statements and the report thereon of PricewaterhouseCoopers LLP of each Fund are incorporated herein by reference from their respective annual report filings made with the SEC pursuant to
Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling JP Morgan Funds Services at (800) 766-7722. Each Fund's financial statements include the financial statements of the Fund's corresponding Portfolio.

--------------------------------------------------------------------- ----------------------------------------------

                                                                      Date of Annual Report; Date Annual Report
Name of Fund                                                          Filed; and Accession Number
--------------------------------------------------------------------- ----------------------------------------------
--------------------------------------------------------------------- ----------------------------------------------

J.P. Morgan Institutional Prime Money Market Fund                     11/30/98
                                                                      2/1/99
                                                                      0001047469-99-002872
--------------------------------------------------------------------- ----------------------------------------------
--------------------------------------------------------------------- ----------------------------------------------

J.P. Morgan Institutional Treasury Money Market Fund                  10/31/98
                                                                      12/31/98
                                                                      0001047469-98-045633
--------------------------------------------------------------------- ----------------------------------------------
--------------------------------------------------------------------- ----------------------------------------------

J.P. Morgan Institutional Federal Money Market Fund                   10/31/98
                                                                      01/07/99
                                                                      0001047469-99-000354
--------------------------------------------------------------------- ----------------------------------------------


APPENDIX A

Description of Security Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

     AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

Commercial Paper, including Tax Exempt

     A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

     A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

Short-Term Tax-Exempt Notes

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds

Aaa            - Bonds which are rated Aaa are judged to be of the best quality.
               They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Commercial Paper, including Tax Exempt

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         -        Leading market positions in well established industries.
         -        High rates of return on funds employed.
         -        Conservative   capitalization   structures  with  moderate
                  reliance  on  debt  and  ample  asset
                  protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax Exempt Notes

MIG-1 - The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                         J.P. MORGAN INSTITUTIONAL FUNDS





             J.P. MORGAN INSTITUTIONAL NEW YORK TAX EXEMPT BOND FUND



                       STATEMENT OF ADDITIONAL INFORMATION




                                  MARCH 1, 1999























THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 1, 1999 FOR THE FUND LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORTS RELATING TO THE FUND LISTED ABOVE DATED MARCH 31, 1998 AND SEPTEMBER 30, 1998. THE PROSPECTUS AND THESE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORT ON THE MARCH 31, 1998 FINANCIAL STATEMENTS, ARE AVAILABLE, WITHOUT CHARGE UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: J.P. MORGAN INSTITUTIONAL FUNDS (800)221-7930.

                                 Table of Contents



                                                     Page


General  . . . . . . . . . . . . . . . . . . .        1
Investment Objective and Policies . . . . . .         1
Investment Restrictions  . . . . . . . . . . .       22
Trustees and Officers  . . . . . . . . . . . .       24
Investment Advisor . . . . . . . . . . . . . .       28
Distributor  . . . . . . . . . . . . . . . . .       30
Co-Administrator . . . . . . . . . . . . . . .       30
Services Agent . . . . . . . . . . . . . . . .       31
Custodian and Transfer Agent . . . . . . . . .       32
Shareholder Servicing  . . . . . . . . . . . .       32
Financial Professionals . . . . . . . . . . . .      33
Independent Accountants  . . . . . . . . . . .       34
Expenses . . . . . . . . . . . . . . . . . . .       34
Purchase of Shares . . . . . . . . . . . . . .       34
Redemption of Shares . . . . . . . . . . . . .       35
Exchange of Shares . . . . . . . . . . . . . .       36
Dividends and Distributions  . . . . . . . . .       36
Net Asset Value  . . . . . . . . . . . . . . .       36
Performance Data . . . . . . . . . . . . . . .       37
Portfolio Transactions . . . . . . . . . . . .       39
Massachusetts Trust  . . . . . . . . . . . . .       40
Description of Shares  . . . . . . . . . . . .       41
Special Information Concerning Investment
  Structure. . . . . . . . . . . . . . . . . .       43
Taxes  . . . . . . . . . . . . . . . . . . . .       44
Additional Information   . . . . . . . . . . .       47
Financial Statements . . . . . . . . . . . . .       48
Appendix A-Description of Security Ratings . .       A-1
Appendix B-Additional Information Concerning
           New York Municipal Securities . . .       B-1

GENERAL

         This Statement of Additional Information relates only to the J.P. Morgan Institutional New York Tax Exempt Bond Fund (the "Fund"). The Fund is a series of shares of beneficial interest of the J.P. Morgan Institutional Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). The Fund is a non-diversified, open-end management investment company. In addition to the Fund, the Trust consists of other series representing separate investment funds (each a "J.P. Morgan Institutional Fund"). The other J.P. Morgan Institutional Funds are covered by separate Statements of Additional Information.

         This Statement of Additional Information describes the financial history, investment objective and policies, management and operation of the Fund and provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund's executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in The New York Tax Exempt Bond Portfolio (the "Portfolio"), a corresponding non-diversified open-end management investment company having the same investment objective as the Fund. The Fund invests in the Portfolio through a two-tier master-feeder investment fund structure. See "Special Information Concerning Investment Structure." Accordingly, references below to the Fund also include the Portfolio; similarly, references to the Portfolio also include the Fund unless the context requires otherwise.

     The Portfolio is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

         Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Advisor, or any other bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVE AND POLICIES

         The following discussion supplements the information regarding the investment objective of the Fund and the policies to be employed to achieve this objective.

         The investment objective of the Fund is to provide a high level of tax exempt income for New York residents consistent with moderate risk of capital. The investment objective of the Fund and the investment objective of the Portfolio are identical. The Fund invests primarily in New York Municipal Securities (defined below), the income from which is exempt from federal and New York personal income taxes. It may also invest in other municipal securities that generate income exempt from federal income tax but not from New York income tax. In certain circumstances, the Fund may invest in taxable debt obligations to the extent consistent with its objective.
         The Fund is designed for investors subject to federal and New York State and New York City personal income taxes who seek a high level of income exempt from Federal, New York State and local income taxes and who are willing to receive some taxable income and capital gains to achieve that return. Additionally, the Fund is designed to be an economical and convenient means of investing in a portfolio consisting primarily of debt obligations that are exempt from federal and New York State and New York City personal income taxes. The Fund is not suitable for tax-deferred retirement or pension plans, including Individual Retirement Accounts (IRAs), 401(k) plans and 403(b) plans. The Fund is not a complete investment program and there is no assurance that the Fund will achieve its investment objective.

         The Advisor actively manages the Fund's duration, the allocation of securities across market sectors and the selection of securities to maximize after tax income. The Advisor adjusts the Fund's duration based upon fundamental economic and capital markets research and the Advisor's interest rate outlook. For example, if interest rates are expected to rise, the duration may be shortened to lessen the Fund's exposure to the expected decrease in bond prices. If interest rates are expected to remain stable, the Advisor may lengthen the duration in order to enhance the Fund's yield.

         Under normal market conditions, the Fund will have a duration of three to seven years, although the maturities of individual portfolio securities may vary widely. Duration measures the price sensitivity of the Fund's portfolio, including expected cash flow under a wide range of interest rate scenarios. A longer duration generally results in greater price volatility. As a result, when interest rates increase, the prices of longer duration securities increase more than the prices of comparable quality securities with a shorter duration.

         The Advisor also attempts to enhance after tax income by allocating the Fund's assets among market sectors. Specific securities which the Advisor believes are undervalued are selected for purchase within sectors using advanced quantitative tools, analysis of credit risk, the expertise of a dedicated trading desk and the judgment of fixed income portfolio managers and analysts.

         Although the Portfolio generally purchases securities in order to generate tax exempt income, it also engages in short-term trading to the extent consistent with its objective. The annual portfolio turnover rate of the Portfolio is generally not expected to exceed 75%. Portfolio transactions may generate taxable capital gains and result in increased transaction costs.

         Under normal circumstances, the Fund invests at least 65% of its total assets in New York municipal bonds. For purposes of this policy, "New York municipal bonds" has the same meaning as "New York Municipal Securities," which are obligations of any duration (or maturity) issued by New York, its political subdivisions and their agencies, authorities and instrumentalities and any other obligations, the interest from which is exempt from New York State and New York City personal income taxes. The interest from many but not all New York Municipal Securities is also exempt from federal income tax. The Fund may also invest in debt obligations of state and municipal issuers outside of New York. In general, the interest on such securities is exempt from federal income tax but subject to New York income tax. A portion of the Fund's distributions from interest on New York Municipal Securities and other municipal securities in which the Fund invests may under certain circumstances be subject to federal alternative minimum tax. See "Taxes".

Tax Exempt Obligations

         Since the Fund invests primarily in New York Municipal Securities, its performance and the ability of New York issuers to meet their obligations may be affected by economic, political, demographic or other conditions in the State of New York. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a fund investing in securities of issuers in multiple states. The ability of state, county or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their general fiscal conditions. Constitutional or statutory restrictions may limit a municipal issuer's power to raise revenues or increase taxes. The availability of federal, state and local aid to issuers of New York Municipal Securities may also affect their ability to meet their obligations. Payments of principal and interest on revenue bonds will depend on the economic or fiscal condition of the issuer or specific revenue source from whose revenues the payments will be made. Any reduction in the actual or perceived ability of an issuer of New York Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would probably reduce the market value and marketability of the Fund's portfolio securities.

         The Fund may invest in municipal securities of any maturity and type. These include both general obligation bonds secured by the issuer's pledge of its full faith, credit and taxing authority and revenue bonds payable from specific revenue sources, but generally not backed by the issuer's taxing authority. In addition, the Fund may invest in all types of municipal notes, including tax, revenue and grant anticipation notes, municipal commercial paper, and municipal demand obligations such as variable rate demand notes and master demand obligations. There is no specific percentage limitation on these investments.

         Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

         Municipal Notes. The Fund may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. The interest rate on variable rate demand notes is adjustable at periodic intervals as specified in the notes. Master demand obligations permit the investment of fluctuating amounts at periodically adjusted interest rates. They are governed by agreements between the municipal issuer and Morgan acting as agent, for no additional fee. Although master demand obligations are not marketable to third parties, the Fund considers them to be liquid because they are payable on demand. There is no specific percentage limitation on these investments. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

         Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

         Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of the Fund to receive the par value of the obligation upon demand or notice.

         Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

         Premium Securities. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

         Puts. The Fund may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Advisor will monitor each writer's ability to meet its obligations under puts.

         Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

         The Fund values any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the SEC. Prior to investing in such securities, the Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

         Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Advisor reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Advisor's opinion or such put writers' obligations will be collateralized and of comparable quality in the Advisor's opinion. The Trustees have directed the Advisor not to enter into put transactions with any dealer which in the judgment of the Advisor become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

         Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Fund with the result that, while the put is outstanding, the Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.

Non-Municipal Securities

         The Fund may invest in bonds and other debt securities of domestic issuers to the extent consistent with its investment objective and policies. The Fund may invest in U.S. Government, bank and corporate debt obligations, as well as asset-backed securities and repurchase agreements. The Fund will purchase such securities only when the Advisor believes that they would enhance the after tax income of a shareholder of the Fund in the highest federal and New York income tax brackets. Under normal circumstances, the Fund's holdings of non-municipal securities and securities of municipal issuers outside New York will not exceed 35% of its total assets. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

         Zero Coupon, Pay-in-Kind and Deferred Payment Securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

         Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

Money Market Instruments

         The Fund may invest in money market instruments, to the extent consistent with its investment objective and policies, that meet the quality requirements described below, except that short-term municipal obligations of New York State issuers may be rated MIG-2 by Moody's or SP-2 by Standard & Poor's. Under normal circumstances, the Fund will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Fund may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Quality and Diversification Requirements."

     U.S. Treasury Securities. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         Additional  U.S.  Government  Obligations.   The  Fund  may  invest  in
obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

         Bank Obligations. The Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total and are organized under the laws of the United States or any state, (ii) foreign branches of these banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Fund may not invest in obligations of foreign branches of foreign banks. The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank.

         Commercial Paper. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

         Repurchase Agreements. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Fund's Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in the agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

         The Fund may make investments in other debt securities, including without limitation corporate bonds and other obligations described in this Statement of Additional Information.

Additional Investments

         When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

         Investment Company Securities. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund has applied for exemptive relief from the SEC to permit the Fund's corresponding Portfolio to invest in affiliated investment companies. If the requested relief is granted, the Fund's corresponding Portfolio would then be permitted to invest in affiliated funds, subject to certain conditions specified in the applicable order.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for the Fund's limitations on reverse repurchase agreements and bank borrowings.

         Loans of Portfolio Securities. Subject to applicable investment restrictions, the Fund is permitted to lend securities in an amount up to 331/3% of the value of the Fund's total assets. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Fund will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund, the Advisor or the Distributor, unless otherwise permitted by applicable law.

         Illiquid Investments; Privately Placed and Other Unregistered Securities. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

         The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

         As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

         Synthetic Variable Rate Instruments. The Fund may invest in certain synthetic variable rate instruments. Such instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. Morgan will review the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond's tax exempt status, occur, then (i) the put will terminate and
(ii) the risk to the Fund will be that of holding a long-term bond.

Quality and Diversification Requirements

         The Fund is registered as a non-diversified investment company which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio securities. The Fund, however, will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes".

         It is the current policy of the Fund that under normal circumstances at least 90% of total assets will consist of securities that at the time of purchase are rated Baa or better by Moody's or BBB or better by Standard & Poor's. The remaining 10% of total assets may be invested in securities that are rated B or better by Moody's or Standard & Poor's. See "Below Investment Grade Debt" below. In each case, the Fund may invest in securities which are unrated, if in the Advisor's opinion, such securities are of comparable quality. Securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade, but have some speculative characteristics. Securities rated Ba or B by Moody's and BB or B by Standard & Poor's are below investment grade and considered to be speculative with regard to payment of interest and principal. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Fund may continue to hold the investment.


         The Fund invests principally in a portfolio of "investment grade" tax exempt securities. An investment grade bond is rated, on the date of investment, within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa or of Standard & Poor's, currently AAA, AA, A and BBB, while high grade debt is rated, on the date of the investment, within the two highest of such ratings. Investment grade municipal notes are rated, on the date of investment, MIG-1 or MIG-2 by Standard & Poor's or SP-1 and SP-2 by Moody's. Investment grade municipal commercial paper is rated, on the date of investment, Prime 1 or Prime 2 by Moody's and A-1 or A-2 by Standard & Poor's. The Fund may also invest up to 10% of its total assets in securities which are "below investment grade." Such securities must be rated, on the date of investment, B or better by Moody's or Standard & Poor's, or of comparable quality. The Fund may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Advisor, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exists, the investment must be of comparable investment quality in the Advisor's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.


         Below Investment Grade Debt. Certain lower rated securities purchased by the Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's portfolio securities for purposes of determining the Fund's net asset value. See Appendix A for more detailed information on these ratings.

         In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Options and Futures Transactions

         The Fund may purchase and sell (a) exchange traded and over-the-counter
(OTC) put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

         The Fund may use futures contracts and options for hedging and risk management purposes. The Funds may not use futures contracts and options for speculation.

         The Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

         The Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, the Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value of the Fund.

Options

         Purchasing Put and Call Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

         The buyer of a typical put option can expect to realize a gain if the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         Selling (Writing) Put and Call Options. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

         If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

         Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

         Options on Indexes. The Fund may purchase or sell put and call options on any securities index based on securities in which the Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as index because the Fund's investments generally will not match the composition of an index.

         For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

         Exchange Traded and OTC Options. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Fund's Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

         Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Futures Contracts

         When the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

         When the Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

         The Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Options on Futures Contracts. The Fund may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

         Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

         Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         Asset Coverage for Futures Contracts and Options Positions. The Fund intends to comply with Section 4.5 of the regulations under the Commodity
Exchange Act, which limits the extent to which a Fund can commit assets to initial margin deposits and option premiums. In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Swaps and Related Swap Products. The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

         The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

         Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

         The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis", and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

         The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

         The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

           The Advisor will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

         The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

         The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

         The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Advisor and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

         During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

         The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

Risk Management

         The Fund may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of its portfolio or the mix of securities in its portfolio. For example, if the Advisor wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause the Fund to purchase futures contracts on long-term debt securities. Similarly, if the Advisor wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Special Factors Affecting the Fund

         The Fund intends to invest a high proportion of its assets in municipal obligations in New York Municipal Securities. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of New York Municipal Securities to meet their obligations thereunder.

         The fiscal stability of New York is related, at least in part, to the fiscal stability of its localities and authorities. Various New York agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by New York through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such New York agencies, authorities and localities, in the past the State has had to provide special assistance, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. The presence of such aid in the future should not be assumed. To the extent that New York agencies and local governments require State assistance to meet their financial obligations, the ability of New York to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

         For further information concerning New York Municipal Obligations, see Appendix B to this Statement of Additional Information. The summary set forth above and in Appendix B is based on information from an official statement of New York general obligation municipal obligations and does not purport to be complete.

Portfolio Turnover


         The portfolio turnover rates for the fiscal years ended March 31, 1997 and 1998 were 35% and 51%, respectively. For the six months ended September 30, 1998 (unaudited): 33%. A rate of 100% indicates that the equivalent of all of the Portfolio's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.


INVESTMENT RESTRICTIONS

         The investment restrictions of the Fund and Portfolio are identical, unless otherwise specified. Accordingly, references below to the Fund also include the Portfolio unless the context requires otherwise; similarly, references to the Portfolio also include the Fund unless the context requires otherwise.

         The investment restrictions below have been adopted by the Fund and Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever the Fund is requested to vote on a change in the fundamental investment restrictions of the Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.


         The Fund and its corresponding Portfolio:


1. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

2. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

3. May not borrow money, except to the extent permitted by applicable law;

4. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act; 5. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate,
(b) invest in securities or other instruments issued by issuers that invest in real estate and (c) make direct investments in mortgages;

6. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

7. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

         Non-Fundamental Investment Restrictions. The investment restrictions described below are not fundamental policies of the Fund and its corresponding Portfolio and may be changed by their Trustees. These non-fundamental investment policies require that the Fund and its corresponding Portfolio:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

(ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of fundamental investment restrictions regarding industry concentration, the Advisor may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Advisor determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Advisor may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

TRUSTEES AND OFFICERS

Trustees

         The Trustees of the Trust, who are also the Trustees of the Portfolio, their business addresses, principal occupations during the past five years and dates of birth are set forth below.

     FREDERICK S. ADDY--Trustee; Retired; Prior to April 1994, Executive Vice President and Chief Financial Officer Amoco Corporation. His address is 5300 Arbutus Cove, Austin, Texas 78746, and his date of birth is January 1, 1932.

     WILLIAM  G.  BURNS--Trustee;   Retired;  Former  Vice  Chairman  and  Chief
Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, Florida 32779, and his date of birth is November 2, 1932.

     ARTHUR C. ESCHENLAUER--Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, New Jersey 08540, and his date of birth is May 23, 1934.

         MATTHEW HEALEY1--Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436, and his date of birth is August 23, 1937.

     MICHAEL P. MALLARDI--Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His address is 10 Charnwood Drive, Suffern, New York 10910, and his date of birth is March 17, 1934.

         The Trustees of the Trust are the same as the Trustees of the Portfolio. A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, the Portfolio and the J.P. Morgan Institutional Funds, up to and including creating a separate board of trustees.

         Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), J.P. Morgan Funds and J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to the Fund.

     Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 1998 are set forth below.


--------------------------------------------------- ------------------------------ -------------------------------------------




                                                                                   TOTAL TRUSTEE COMPENSATION ACCRUED BY THE
                                                                                   MASTER PORTFOLIOS(*), J.P. MORGAN FUNDS,
                                                    AGGREGATE TRUSTEE              J.P. MORGAN SERIES TRUST AND THE TRUST
                                                    COMPENSATION                   DURING 1998(**)
                                                    PAID BY THE
NAME OF TRUSTEE                                     TRUST DURING 1998
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------


Frederick S. Addy, Trustee                          $20,055                        $75,000
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------


William G. Burns, Trustee                           $20,055                        $75,000
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------


Arthur C. Eschenlauer, Trustee                      $20,055                        $75,000
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------


Matthew Healey, Trustee(***),                       $20,055                        $75,000
  Chairman and Chief Executive
  Officer
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------

Michael P. Mallardi, Trustee                        $20,055                        $75,000
--------------------------------------------------- ------------------------------ -------------------------------------------

(*) Includes the Portfolio and 18 other Portfolios (collectively the "Master Portfolios") for which JPMIM acts as investment adviser.

     (**) No investment company within the fund complex has a pension or retirement plan. Currently there are 17 investment companies (14 investment companies comprising the Master Portfolios, the Trust, the J.P. Morgan Funds and J.P. Morgan Series Trust) in the fund complex.

     (***) During 1998, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $157,400, contributed $23,610 to a defined contribution plan on his behalf and paid $17,700 in insurance premiums for his benefit.


         The Trustees decide upon matters of general policy and are responsible for overseeing the Trust's and Portfolio's business affairs. The Portfolio and the Trust have entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolio and the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly the "Pierpont Family of Funds"), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolio have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.

         The aggregate fees paid to Pierpont Group, Inc. by the Fund and the Portfolio during the indicated fiscal years are set forth below:


Fund -- For the fiscal years ended March 31, 1996, 1997 and 1998 and for the six months ended September 30, 1998 (unaudited): $2,409, $2,907, $3,447 and $2,046, respectively.

     Portfolio  -- For the fiscal  years  ended March 31,  1996,  1997 and 1998:
$5,530, $5,302, and $5,740, respectively. For the six months ended September 30, 1998 (unaudited): $3,379.


Officers

         The Trust's and Portfolio's executive officers (listed below), other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust and the Portfolio. The Trust and the Portfolio have no employees.

         The officers of the Trust and the Portfolio, their principal occupations during the past five years and dates of birth are set forth below. Unless otherwise specified, each officer holds the same position with the Trust and the Portfolio and other trusts and portfolios in the J.P. Morgan Family of Funds. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.


         MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436. His date of birth is August 23, 1937.


     MARGARET W. CHAMBERS; Vice President and Secretary. Senior Vice President and General Counsel of FDI since April, 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.

         MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies distributed or administered by FDI. Prior to July 1994, she was President and Chief Compliance Officer of FDI. Her date of birth is August 1, 1957.

     DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Assistant Vice President and Assistant Department Manager of Treasury Services and Administration of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. His date of birth is March 31, 1969.

     KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Prior to May 1994, Ms. Jacoppo-Wood was a senior paralegal at The Boston Company Advisors, Inc. ("TBCA"). Her date of birth is December 29, 1966.

     CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. Prior to April 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. His date of birth is December 24, 1964.

     KATHLEEN K. MORRISEY; Vice President and Assistant Secretary. Vice President and Assistant Secretary of FDI. Manager of Treasury Services
Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. From July 1994 to November 1995, Ms. Morrisey was a Fund Accountant II for Investors Bank & Trust Company. Prior to July 1994 she was a Finance student at Stonehill College in North Easton, Massachusetts. Her date of birth is July 5, 1972.

     MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. Prior to August 1994, Ms. Nelson was an Assistant Vice President and Client Manager for The Boston Company, Inc. Her date of birth is April 22, 1964.

     MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York since 1990. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Prior to September 1995, Ms. Pace served as a Fund Administrator for Morgan Guaranty Trust Company of New York. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

     MICHAEL S. PETRUCELLI; Vice President and Assistant Secretary. Senior Vice President and Director of Strategic Client Initiatives for FDI since December 1996. From December 1989 through November 1996, Mr. Petrucelli was employed with GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE Investment Services. Address: 200 Park Avenue, New York, New York, 10166. His date of birth is May 18, 1961.

     stephanie d. pierce; Vice President and Assistant Secretary. Vice President and Client Development Manager for FDI since April 1998. From April 1997 to March 1998, Ms. Pierce was employed by Citibank, NA as an officer of Citibank and Relationship Manager on the Business and Professional Banking team handling over 22,000 clients. Address: 200 Park Avenue, New York, New York 10166. Her date of birth is August 18, 1968.

     GEORGE A. RIO; President and Treasurer. Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. From September 1983 to May 1994, Mr. Rio was Senior Vice President & Manager of Client Services and Director of Internal Audit at The Boston Company. His date of birth is January 2, 1955.

     CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group as a Manager of the Tax Group and is responsible for U.S. mutual fund tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

INVESTMENT ADVISOR

         The Fund has not retained the services of an investment adviser because each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio. Subject to the supervision of the Portfolio's Trustees, the Advisor makes the Portfolio's day-to-day investment decisions, arranges for the execution of Portfolio transactions and generally manages the Portfolio's investments. Prior to October 28, 1998, Morgan was the Investment Advisor. JPMIM, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.


         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $316 billion.


         J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

         Morgan, also a wholly owned subsidiary of J.P. Morgan, is a bank holding company organized under the laws of the State of Delaware. Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

         The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 300 capital market researchers, portfolio managers and traders. The Advisor's fixed income investment process is based on analysis of real rates, sector diversification, and quantitative and credit analysis.

         The investment advisory services the Advisor provides to the Portfolio are not exclusive under the terms of the Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolio. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolio. See "Portfolio Transactions."

         Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmark for the Portfolio in which the Fund invests is currently: Lehman Brothers 1-16 Year Municipal Bond Index.

         The Portfolio is managed by officers of the Advisor who, in acting for their customers, including the Portfolio, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain investment management affiliates of J.P. Morgan.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreement, the Portfolio has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rate of 0.30% of the Portfolio's average daily net assets.


         For the fiscal years ended March 31, 1996, 1997 and 1998 the advisory fees paid by the Portfolio were $246,966, $380,380, and $513,516, respectively. For the six months ended six months ended September 30, 1998 (unaudited), $351,242.


         The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See
"Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio. See "Additional Information."

         The Glass-Steagall Act and other applicable laws generally prohibit banks and their subsidiaries, such as the Advisor, from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolio contemplated by the Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. However, it is possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent the Advisor from continuing to perform such services for the Portfolio.

         If the Advisor were prohibited from acting as investment advisor to the Portfolio, it is expected that the Trustees of the Portfolio would recommend to investors that they approve the Portfolio's entering into a new investment advisory agreement with another qualified investment advisor selected by the Trustees.

     Under separate agreements, Morgan provides certain financial, fund accounting and administrative services to the Trust and the Portfolio and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

         FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor.

         The Distribution Agreement shall continue in effect with respect to the Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940
Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

         Under Co-Administration Agreements with the Trust and the Portfolio dated August 1, 1996, FDI also serves as the Trust's and the Portfolio's Co-Administrator. The Co-Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Co-Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolio, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust or the Portfolio, as applicable, expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

         FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust and the Portfolio; (ii) provides officers for the Trust and the Portfolio; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files Portfolio regulatory documents and mails Portfolio communications to Trustees and investors; and (vi) maintains related books and records.

         For its services under the Co-Administration Agreements, the Fund and Portfolio have agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund or Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust, the Master Portfolios and certain other investment companies subject to similar agreements with FDI.

         The table below sets forth for the Fund and the Portfolio the administrative fees paid to FDI for the fiscal periods indicated.


     Fund -- For the period August 1, 1996 through March 31, 1997: $1,867. For the fiscal year ended March 31, 1998: $2,809. For the six months ended September 30, 1998 (unaudited): $1,470.

     Portfolio -- For the period August 1, 1996 through March 31, 1997: $1,914. For the fiscal year ended March 31, 1998: $2,869. For the six months ended September 30, 1998 (unaudited): $1,519.


         The table below sets forth for the Fund and the Portfolio the administrative fees paid to Signature Broker-Dealer Services, Inc. (which provided distribution and administrative services to the Trust and placement agent and administrative services to the Portfolio prior to August 1, 1996) for the fiscal periods indicated.

     Fund -- For the fiscal year ended March 31, 1996: $5,065. For the period April 1, 1996 through July 31, 1996: $2,361.

     Portfolio -- For the fiscal year ended March 31, 1996: $6,648. For the period April 1, 1996 through July 31, 1996: $4,617.

SERVICES AGENT

         The Trust, on behalf of the Fund, and the Portfolio have entered into Administrative Services Agreements (the "Services Agreements") with Morgan, pursuant to which Morgan is responsible for certain administrative and related services provided to the Fund and Portfolio. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

         Under the Services Agreements, Morgan provides certain administrative and related services to the Fund and the Portfolio, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.

         Under the Services Agreements, the Fund and the Portfolio have agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund and Portfolio is determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and J.P. Morgan Series Trust.


         Under prior administrative services agreements in effect from December 29, 1995 through July 31, 1996, with Morgan, the Portfolio paid Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of Master Portfolios in accordance with the following schedule: 0.06% of the first $7 billion of the Master Portfolios' aggregate average daily net assets, and 0.03% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion.


          The table below sets forth for the Fund and the Portfolio the fees paid to Morgan as Services Agent.


     Fund -- For the fiscal years ended March 31, 1996, 1997 and 1998: $2,991, $21,188, and $31,005, respectively. For the six months ended September 30, 1998 (unaudited): $20,432.

     Portfolio  -- For the fiscal  years  ended March 31,  1996,  1997 and 1998:
$6,153, $37,675, and $52,013, respectively. For the six months ended September 30, 1998 (unaudited): $33,560.


CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's and the Portfolio's custodian and fund accounting agent and the Fund's transfer and dividend disbursing agent. Pursuant to the custodian contracts, State Street is responsible for maintaining the books of account and records of portfolio transactions and holding portfolio securities and cash. The custodian maintains portfolio transaction records. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

         The  Trust,  on behalf  of the Fund,  has  entered  into a  Shareholder
Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a Financial Professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Fund's transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; monitoring the activities of the Fund's transfer agent; and providing other related services.

         Effective August 1, 1998, under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan for these services a fee at an annual rate of 0.10% (expressed as a percentage of the average daily net asset value of Fund shares owned by or for shareholders).


     The shareholder servicing fees paid by the Fund to Morgan for the fiscal years ended March 31, 1996, 1997 and 1998: $21,606, $53,364, and $76,492,
respectively. For the six months ended September 30, 1998 (unaudited): $60,135.


         As discussed under "Investment Advisor," the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and providing administrative services to the Fund and the Portfolio under the Services Agreements, and the activities of JPMIM in acting as Advisor to the Portfolio under the Investment Advisory Agreement may raise issues under these laws. However, Morgan and JPMIM believe that they may properly perform these services and the other activities described in the Prospectus without violating the Glass-Steagall Act or other applicable banking laws or regulations.

         If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Fund or the Portfolio might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

         The Fund may be sold to or through financial intermediaries who are customers of J.P. Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide record keeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subacounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as J.P. Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction or other fee for their services. Such charges may vary among financial professionals and will not be remitted to the Fund or J.P. Morgan.

         The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust and the Portfolio are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund and the Portfolio, assists in the preparation and/or review of the Fund's and the Portfolio's federal and state income tax returns and consults with the Fund and the Portfolio as to matters of accounting and federal and state income taxation.

EXPENSES

In addition to the ` Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees and Officers," "Investment Advisor", "Co-Administrator", "Distributor", "Services Agent" and "Shareholder Servicing" above, the Fund and the Portfolio are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, costs associated with registration fees under federal securities laws, and extraordinary expenses applicable to the Fund or the Portfolio. For the Fund, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders; and filing fees under state securities laws. For the Portfolio, such expenses also include custodian fees and brokerage expenses. Under fee arrangements prior to September 1, 1995, Morgan as Services Agent was responsible for reimbursements to the Trust and the Portfolio and the usual customary expenses described above (excluding organization and extraordinary expenses, custodian fees and brokerage expenses).


         J.P. Morgan has agreed that it will reimburse the Fund until further notice to the extent necessary to maintain the Fund's total operating expenses (which include expenses of the Fund and the Portfolio) at the annual rate of 0.50% of the Fund's average daily net assets. This limit does not cover extraordinary expenses. This reimbursement/waiver arrangement can be changed at any time at the option of J.P. Morgan.

         The table below sets forth for the Fund the fees and other expenses J.P. Morgan reimbursed under the expense reimbursement arrangement described above or pursuant to prior expense reimbursement arrangement for the fiscal periods indicated.

     Fund -- For the fiscal years ended March 31, 1996, 1997, and 1998: $64,161, $100,739, and $90,130, respectively. For the six months ended September 30, 1998 (unaudited): $39,974.

     Portfolio -- For the fiscal years ended March 31, 1996, 1997 and 1998: N/A, N/A, and N/A, respectively. For the six months ended September 30, 1998 (unaudited): N/A


PURCHASE OF SHARES

         Investors may open Fund accounts and purchase shares as described in the Prospectus. References in the Prospectus and this Statement of Additional Information to customers of J.P. Morgan or a Financial Professional include customers of their affiliates and references to transactions by customers with J.P. Morgan or a Financial Professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of the Fund may make transactions in shares of the Fund.

         The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of Portfolio; (ii) be acquired by the Fund for investment and not for resale (other than for resale to the Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of a Financial Professional, and a Financial Professional may charge the investor a fee for this service and other services it provides to its customers.

REDEMPTION OF SHARES

         Investors may redeem shares as described in the Prospectus.

         If the Trust, on behalf of the Fund, and the Portfolio determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust on behalf of the Fund and the Portfolio have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund and the Portfolio are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind.

         Further Redemption Information. Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of the Fund, and the Portfolio, reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or
(iv) for such other periods as the SEC may permit. For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

EXCHANGE OF SHARES

         An investor may exchange shares of the Fund for shares of any J.P. Morgan Institutional Fund, J.P. Morgan Fund or J.P. Morgan Series Trust fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Fund reserves the right to discontinue, alter or limit its exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

         The Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus.

         Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. Each Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

         The Fund computes its net asset value separately for each class of shares outstanding once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each business day as described in the prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Fund and the Portfolio may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

         The net asset value of the Fund is equal to the value of the Fund's investment in its corresponding Portfolio (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Portfolio corresponding to the Fund in valuing its assets.

          Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Unlisted securities are valued at the last average of the quoted bid and asked prices in the OTC market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

         Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Trading in securities in most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.


PERFORMANCE DATA

         From time to time, the Fund may quote performance in terms of yield, tax equivalent yield, actual distributions, total returns or capital appreciation in reports, sales literature and advertisements published by the Trust. Current performance information for the Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectus.

         Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         Yield Quotations. As required by regulations of the SEC, the annualized yield for the Fund is computed by dividing the Fund's net investment income per share earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income. Annualized tax-equivalent yield reflects the approximate annualized yield that a taxable investment must earn for shareholders at specified federal and New York income tax levels to produce an after-tax yield equivalent to the annualized tax-exempt yield.


     Below is set forth historical yield information for the period ended September 30, 1998: 30-day yield: 4.01%; 30-day tax equivalent yield at 39.6% tax rate: 6.64%.


         Total Return Quotations. The Fund may advertise "total return" and non-standardized total return data. The total return shows what an investment in a Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over other specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance.

         As required by regulations of the SEC, the average annual total return of the Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The average annual total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.


         Below is set forth historical return information for the Fund for the period ended September 30, 1998: Average annual total return, 1 year: 7.36%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (April 11, 1994) to period end: 6.83%; aggregate total return, 1 year: 7.36%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (April 11, 1994) to period end: 34.25%.


         General. The Fund's performance will vary from time to time depending upon market conditions, the composition of the Portfolio, and operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products
(including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

PORTFOLIO TRANSACTIONS

     The Advisor places orders for the Portfolio for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Portfolio. See "Investment Objective and Policies."

         Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         Portfolio transactions for the Portfolio will be undertaken principally to accomplish a Portfolio's objective in relation to expected movements in the general level of interest rates. The Portfolio may engage in short-term trading consistent with its objective. See "Investment Objective and Policies -- Portfolio Turnover."

          In connection with portfolio transactions for the Portfolio, the Advisor intends to seek the best execution on a competitive basis for both purchases and sales of securities.

         Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of the Portfolio's brokerage transactions to affiliates of the Advisor. In order for affiliates of the Advisor to effect any portfolio transactions for the Portfolio, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trustees of the Portfolio, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

         Portfolio securities will not be purchased from or through or sold to or through the Co-Administrator, the Distributor or the Advisor or any other "affiliated person" (as defined in the 1940 Act) of the Co-Administrator, Distributor or Advisor when such entities are acting as principals, except to the extent permitted by law. In addition, the Portfolio will not purchase securities from any underwriting group of which the Advisor or an affiliate of the Advisor is a member, except to the extent permitted by law.

         Investment decisions made by the Advisor are the product of many factors in addition to basic suitability for the particular portfolio or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Fund may only sell a security to other portfolios or accounts managed by the Advisor or its affiliates in accordance with procedures adopted by the Trustees.

         On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers including other Portfolios, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

         If the Portfolio writes options that effect a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by the Portfolio will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Portfolio may write may be affected by options written by the Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

MASSACHUSETTS TRUST

         The Trust is a "Massachusetts business trust" of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that the shareholders will not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund will contain a provision to the effect that the shareholders are not personally liable thereunder.

         Effective January 1, 1998, the name of the Trust was changed from "The JPM Institutional Funds" to "J.P. Morgan Institutional Funds", and the Fund's name changed accordingly. Effective October 28, 1998 the name of the Fund was changed from "J.P. Morgan Institutional New York Total Return Bond Fund" to J.P. Morgan Institutional New York Tax Exempt Bond Fund", and the Portfolio's name changed accordingly.

         The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.

         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

     The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."


         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.


         The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.


         The Trustees have authorized the issuance and sale to the public of shares of 22 series of the Trust. The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.


         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see the Prospectus.


         As of January 31, 1999, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Fund:

         Morgan as Agent for Trust of LHP Klotz FBO R Klotz (7.53%); Morgan as Agent for G. Attfield (6.62%); Charles Schwab & Co. FBO Customers (6.53%); Morgan as Agent for G. Attfield and A. Hubbard (6.38%); Morgan as Agent for E. Greene (5.95%%); Morgan as Agent for Shubert Organization (5.79%).


         The address of each owner listed above is c/o Morgan, 522 Fifth Avenue, New York, New York 10036. As of the date of this Statement of Additional Information, the officers and Trustees as a group owned less than 1% of the shares of the Fund.

SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in a corresponding Master Portfolio, a separate registered investment company with the same investment objective and policies as the Fund. Fund shareholders are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote.

         In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Morgan at (800) 766-7722.

         The Trust may withdraw the investment of the Fund from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to the Portfolio described above and in each Fund's prospectus.

         Certain changes in the Portfolio's fundamental investment policies or restrictions, or a failure by the Fund's shareholders to approve such change in the Portfolio's investment restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

         Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns.

         Additionally, because the Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no affect on the outcome of such matters.

TAXES

         The Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, investments in other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

         As a regulated investment company, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed.

         Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.


         The Fund intends to qualify to pay exempt-interest dividends to its shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax exempt securities. An exempt-interest dividend is that part of dividend distributions made by the Fund which consists of interest received by the Fund on tax exempt securities.
Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Fund. In view of the Fund's investment policies, it is expected that a substantial portion of all dividends will be exempt-interest dividends, although the Fund may from time to time realize and distribute net short-term capital gains and may invest limited amounts in taxable securities under certain circumstances. To the extent that this capital loss is used to offset future gains, it is probable that the gains so offset will not be distributed to shareholders.

         Distributions of net investment income (other than exempt-interest dividends) and realized net short-term capital gains in excess of net long-term capital losses are generally taxable to shareholders of the Fund as ordinary income whether such distributions are taken in cash or reinvested in additional shares. The Fund generally pays a monthly dividend. If dividend payments exceed income earned by the Fund, the over distribution would be considered a return of capital rather than a dividend payment. The Fund intends to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders of the Fund as long-term capital gains, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.


         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should thus consider the consequences of purchasing shares in the Fund shortly before the Fund declares a sizable dividend distribution.


         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder is subject to maximum tax rate of 20%. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less (i) will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares, and (ii) will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund.


         Certain options and futures held by the Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Fund has held such options or futures.

         If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

         State and Local Taxes. The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolio is organized as a New York trust. The Portfolio is not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by the Fund in the Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

         Telephone calls to the Fund, J.P. Morgan or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the Trust's and the Portfolio's registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements.

Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

The Year 2000 Initiative

         With the new millennium rapidly approaching, organizations are examining their computer systems to ensure they are year 2000 compliant. The issue, in simple terms, is that many existing computer systems use only two numbers to identify a year in the date field with the assumption that the first two digits are always 19. As the century is implied in the date, on January 1, 2000, computers that are not year 2000 compliant will assume the year is 1900. Systems that calculate, compare, or sort using the incorrect date will cause erroneous results, ranging from system malfunctions to incorrect or incomplete transaction processing. If not remedied, potential risks include business interruption or shutdown, financial loss, reputation loss, and/or legal liability.


         J.P. Morgan has undertaken a firmwide initiative to address the year 2000 issue and has developed a comprehensive plan to prepare, as appropriate, its computer systems. Each business line has taken responsibility for identifying and fixing the problem within its own area of operation and for addressing all interdependencies. A multidisciplinary team of internal and external experts supports the business teams by providing direction and firmwide coordination. Working together, the business and multidisciplinary teams have completed a thorough education and awareness initiative and a global inventory and assessment of J.P. Morgan's technology and application portfolio to understand the scope of the year 2000 impact at J.P. Morgan. J.P. Morgan presently is renovating and testing these technologies and applications in partnership with external consulting and software development organizations, as well as with year 2000 tool providers. J.P. Morgan has substantially completed renovation, testing, and validation of its key systems and is preparing to participate in industry-wide testing (or streetwide testing) in 1999. J.P. Morgan is also working with key external parties, including clients, counterparties, vendors, exchanges, depositories, utilities, suppliers, agents and regulatory agencies, to stem the potential risks the year 2000 problem poses to J.P. Morgan and to the global financial community. For potential failure scenarios where the risks are deemed significant and where such risk is considered to have a higher probability of occurrence, J.P. Morgan will attempt to develop business recovery/contingency plans. These plans, which are being developed in the first half of 1999, will define the infrastructure that should be put in place for managing a failure during the millennium event itself.

         Costs associated with efforts to prepare J.P. Morgan's systems for the year 2000 approximated $95 million in 1997 and $112 million for the first nine months of 1998. In 1999, J.P. Morgan is continuing its efforts to prepare its systems for the year 2000. The total cost to become year-2000 compliant is estimated at $300 million (for firmwide systems upgrade, not just for systems relating to mutual funds), for internal systems renovation and testing, testing equipment, and both internal and external resources working on the project. The costs associated with J.P. Morgan becoming year-2000 compliant will be borne by J.P. Morgan and not the Funds.


FINANCIAL STATEMENTS


         The financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's March 31, 1998 annual report filing made with the SEC on June 2, 1998 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder (Accession Number 0001047469-98-022532) and the September 30, 1998 semi-annual report filing made with the SEC on November 23, 1998 (Accession Number 0001047469-98-042013). The financial statements are available without charge upon request by calling J.P. Morgan Funds Services at (800) 766-7722. The Fund's financial statements include the financial statements of the Portfolio.



APPENDIX A

Description of Security Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Commercial Paper, including Tax Exempt

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

Short-Term Tax-Exempt Notes

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper, including Tax Exempt

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         -        Leading market positions in well established industries.
         -        High rates of return on funds employed.
         -        Conservative   capitalization   structures  with  moderate
                  reliance  on  debt  and  ample  asset
                  protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Short-Term Tax Exempt Notes

MIG-1             - The short-term  tax-exempt  note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

APPENDIX B

ADDITIONAL INFORMATION CONCERNING NEW YORK MUNICIPAL SECURITIES


         The following information is a summary of special factors affecting investments in New York municipal obligations. It does not purport to be a complete description and is based on information from the Annual Information Statement of the State of New York dated June 26, 1998 and a supplement thereto dated November 4, 1998. The factors affecting the financial condition of New York State (the "State") and New York City (the "City") are complex and the following description constitutes only a summary.


General


         New York is the third most populous state in the nation and has a relatively high level of personal wealth. The state's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.


         Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

         Manufacturing: Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

         Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

         Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes over one-sixth of all nonfarm labor and proprietors' income.

         Agriculture: Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

         Government: Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.


         Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance, and real estate share, as measured by income, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the service-producing sector.


Economic Outlook

U. S. Economy


         Economic growth during both 1998 and 1999 is expected to be slower than it was during 1997. The financial and economic turmoil which started in Asia and has spread to other parts of the world is expected to continue to negatively affect U.S. trade balances throughout most of 1999. In addition, growth in domestic consumption, which has been a major driving force behind the nation's strong economic performance in recent years, is expected to slow in 1999 as consumer confidence retreats from historic highs and the stock market ceases to provide large amounts of extra discretionary income. However, the lower short-term interest rates which are expected to be in force during 1999 should help prevent a recession. The revised forecast projects real GDP growth of 3.4 percent in 1998, moderately below the 1997 growth rate. In 1999, real GDP growth is expected to fall further, to 1.6 percent. The growth of nominal GDP is projected to decline from 5.9 percent in 1997 to 4.6 percent in 1998 and 3.7 percent in 1999. The inflation rate is expected to drop to 1.7 percent in 1998 before rising to 2.7 percent in 1999. The annual rate of job growth is expected to be 2.5 percent in 1998, almost equaling the strong growth rate experienced in 1997. In 1999, however, employment growth is forecast to slow markedly, to 1.9 percent. Growth in personal income and wages is expected to slow in 1998 and again in 1999.


State Economy


         Continued growth is projected in 1998 and 1999 for employment, wages, and personal income, although, for 1999, a significant slowdown in the growth rates of personal income and wages are expected. The growth of personal income is projected to rise from 4.7 percent in 1997 to 5.0 percent in 1998, but then drop to 3.4 percent in 1999, in part because growth in bonus payments is expected to moderate significantly, a distinct shift from the unusually high increases of the last few years. Overall employment growth is expected to be 2.0 percent in 1998, the strongest in a decade, but is expected to drop to 1.0 percent in 1999, reflecting the slowing growth of the national economy, continued spending restraint in government, less robust profitability in the financial sector and continued restructuring in the manufacturing, health care, and banking sectors.


State Financial Plan

         The  State  Constitution   requires  the  Governor  to  submit  to  the
legislature a balanced executive budget which contains a complete plan of expenditures (the "State Financial Plan") for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. A final budget must be approved before the statutory deadline of April 1. The State Financial Plan is updated quarterly pursuant to law.


1998-99 Fiscal Year


         The State's current fiscal year began on April 1, 1998 and ends on March 31, 1999 and is referred to herein as the State's 1998-99 fiscal year. The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30, 1998 and the remainder of the budget on April 18, 1998. In the period prior to adoption of the budget for the current fiscal year, the Legislature also enacted appropriations to permit the State to continue its operations and provide for other purposes. On April 25, 1998, the Governor vetoed certain items that the Legislature added to the Executive Budget. The Legislature had not overridden any of the Governor's vetoes as of the start of the legislative recess on June 19, 1998 (under the State Constitution, the Legislature can override one or more of the Governor's vetoes with the approval of two-thirds of the members of each house).

         General Fund disbursements in 1998-99 are now projected to grow by $2.43 billion over 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive Budget to the enacted budget reflects legislative additions (net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session, as well as spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-99. The State projects that the 1998-99 State Financial Plan is balanced on a cash basis, with an estimated reserve for future needs of $761 million.

         The State's enacted budget includes several new multi-year tax reduction initiatives, including acceleration of State-funded property and local income tax relief for senior citizens under the School Tax Relief Program
(STAR), expansion of the child care income-tax credit for middle-income families, a phased-in reduction of the general business tax, and reduction of several other taxes and fees, including an accelerated phase-out of assessments on medical providers. The enacted budget also provides for significant increases in spending for public schools, special education programs, and for the State and City university systems. It also allocates $50 million for a new Debt Reduction Reserve Fund (DRRF) that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.

         The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.42 billion that is comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund (TSRF), a balance of $158 million in the Community Projects Fund
(CPF), and a balance of $100 million in the Contingency Reserve Fund (CRF). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resources to help finance any extraordinary litigation costs during the fiscal year.

         Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth herein, and those projections may be changed materially and adversely from time to time. See "Special Considerations" below for a discussion of risks and uncertainties faced by the State.

Second Update (current fiscal year)

         On October 30, 1998, the State issued the second of its three quarterly updates to the 1998-99 Financial Plan. In the Mid-Year Update, the State continues to project that the State Financial Plan for 1998-99 will remain in balance. The State now projects total receipts in 1998-99 of $37.84 billion, an increase of $29 million over the amount projected in the First Quarterly Update. The State has made no changes to its July disbursement projections, with total disbursements of $36.78 billion expected for the current fiscal year. The additional receipts increase the State's projected surplus (reserve for future needs) by $29 million over the July estimate, to $1.04 billion.

         The Financial Plan now projects a closing balance in the General Fund of $1.7 billion. The balance is comprised of the $1.04 billion reserve for future needs, $400 million in the Tax Stabilization Reserve Fund, $100 million in the Contingency Reserve Fund (after a planned deposit of $32 million in 1998-99), and $158 million in the Community Projects Fund.

         The State ended the first six months of 1998-99 fiscal year with a General Fund cash balance of $5.02 billion, roughly $143 million higher than projected in the cash flow accompanying the July Update to the Financial Plan. Total receipts, including transfers from other funds, were approximately $52 million higher than expected, with the increase comprised of additional tax revenues ($22 million) and transfers from other funds ($30 million). Total spending through the first six months of the fiscal year was $16.28 billion, or $91 million lower than projected in July. This variance resulted primarily from higher spending in Grants to Local Governments ($27 million), offset by lower spending in State Operations ($124 million). These variances are timing-related and should not affect total disbursements for the fiscal year.


Outyear Projections Of Receipts And Disbursements


         State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.


         Sustained  growth in the State's  economy  could  contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. However, the State's projections in 1999-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. The State expects that the 1999-00 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.

         The State will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999-00 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 1999-00 Executive Budget recommendations. The STAR program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Measured from the 1998-99 base, scheduled reductions to estate and gift, sales and other taxes, reflecting tax cuts enacted in 1997-98 and 1998-99, will lower General Fund taxes and fees by an estimated $1.8 billion in 2000-01. Disbursement projections for the outyears currently assume additional outlays for school aid, Medicaid, welfare reform, mental health community reinvestment, and other multi-year spending commitments in law. See "Special Considerations" below for a description of other risks and uncertainties associated with the State Financial Plan process. Special Considerations

      The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. Because of the uncertainty and unpredictability of these factors, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time.


         The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         Projections of total State receipts in the Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year collection estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

         Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

       An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowance or other federal actions that could affect State finances, but has significant reserves in the event of such an action.


         The Division of the Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth herein. In the past, the State has taken management actions to address potential Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

         Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government have helped to create projected structural budget gaps for the State. These gaps result from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. For example, the fiscal effects of tax reductions adopted in the last several fiscal years (including 1998-99) are projected to grow more substantially beyond the 1998-99 fiscal year, with the incremental annual cost of all currently enacted tax reductions estimated at over $4 billion by the time they are fully effective in State fiscal year 2002-03. These actions will place pressure on future budget balance in New York State.


1998-99 State Financial Plan

     Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds.


General Fund


         The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1998-99 fiscal year, the General Fund is expected to account for approximately 47.6 percent of all Governmental Funds disbursements and 70.1 percent of total State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. Total receipts and transfers from other funds are projected to be $37.56 billion, an increase of $3.01 billion from the 1997-98 fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $36.78 billion, an increase of $2.43 billion from the 1997-98 fiscal year.


Projected General Fund Receipts


         Total General Fund receipts in 1998-99 are projected to be $37.56 billion, an increase of over $3 billion from the $34.55 billion recorded in 1997-98. This total includes $34.36 billion in tax receipts, $1.40 billion in miscellaneous receipts, and $1.80 billion in transfers from other funds.

         The transfer of a portion of the surplus recorded in 1997-98 to 1998-99 exaggerates the "real" growth in State receipts from year to year by depressing reported 1997-98 figures and inflating 1998-99 projections. Conversely, the incremental cost of tax reductions newly effective in 1998-99 and the impact of statutes earmarking certain tax receipts to other funds work to depress apparent growth below the underlying growth in receipts attributable to expansion of the State's economy. On an adjusted basis, State tax revenues in the 1998-99 fiscal year are projected to grow at approximately 7.5 percent, following an adjusted growth of roughly nine percent in the 1997-98 fiscal year. The discussion below summarizes the State's projections of General Fund taxes and other revenues for the 1998-99 Fiscal year.

         The Personal Income Tax is imposed on the income of individuals, estates and trusts and is based with certain modifications on federal definitions of income and deductions. This tax continues to account for over half of the State's General Fund receipts base. Net personal income tax collections are projected to reach $21.24 billion, nearly $3.5 billion above the reported 1997-98 collection total. Since 1997 represented the completion of the 20 percent income tax reduction program enacted in 1995, growth from 1997 to 1998 will be unaffected by major income tax reductions. Adding to the projected annual growth is the net impact of the transfer of the surplus from 1997-98 to the current year which affects reported collections by over $2.4 billion on a year-over-year basis, as partially offset by the diversion of slightly over $700 million in income tax receipts to the STAR fund to finance the initial year of the school tax reduction program. The STAR program was enacted in 1997 to increase the State share of school funding and reduce residential school taxes. Adjusted for these transactions, the growth in net income tax receipts is roughly $1.7 billion, an increase of over 9 percent. This growth is largely a function of over 8 percent growth in income tax liability projected for 1998 as well as the impact of the 1997 tax year settlement on 1998-99 net collections.


         User taxes and fees are comprised of three-quarters of the State four percent sales and use tax (the balance, one percent, flows to support Local Government Assistance Corporation (LGAC) debt service requirements), cigarette, alcoholic beverage, container, and auto rental taxes, and a portion of the motor fuel excise levies. Also included in this category are receipts from the motor vehicle registration fees and alcoholic beverage license fees. A portion of the motor fuel tax and motor vehicle registration fees and all of the highway use tax are earmarked for dedicated transportation funds.

         Receipts from user taxes and fees are projected to total $7.14 billion, an increase of $107 million from reported collections in the prior year. The sales tax component of this category accounts for all of the 1998-99 growth, as receipts from all other sources decline $100 million. The growth in yield of the sales tax in 1998-99, after adjusting for tax law and other changes, is projected at 4.7 percent. The yields of most of the excise taxes in this category show a long-term declining trend, particularly cigarette and alcoholic beverage taxes. These General Fund declines are exacerbated in 1998-99 by revenue losses from scheduled and newly enacted tax reductions, and by an increase in earmarking of motor vehicle registration fees to the Dedicated Highway and Bridge Trust Fund.


         Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Beginning in 1994, a 15 percent surcharge on these levies began to be phased out and, for most taxpayers, there is no surcharge liability for taxable periods ending in 1997 and thereafter.


         Total business tax collections in 1998-99 are now projected to be $4.96 billion, $91 million less than received in the prior fiscal year. The category includes receipts from the largely income-based levies on general business corporations, banks and insurance companies, gross receipts taxes on energy and telecommunication service providers and a per-gallon imposition on petroleum business. The year-over-year decline in projected receipts in this category is largely attributable to statutory changes between the two years. These include the first year of utility-tax rate cuts and the Power for Jobs tax reduction program for energy providers, and the scheduled additional diversion of General Fund petroleum business and utility tax receipts to other funds. In addition, profit growth is also expected to slow in 1998.

         Other taxes include estate, gift and real estate transfer taxes, a tax on gains from the sale or transfer of certain real estate (this tax was repealed in 1996), a pari-mutuel tax and other minor levies. They are now projected to total $1.02 billion -- $75 million below last year's amount. Two factors account for a significant part of the expected decline in collections from this category. First, the effects of the elimination of the real property gains tax collections; second, a decline in estate tax receipts, following the explosive growth recorded in 1997-98, when receipts expanded by over 16 percent.


         Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain other license and fee revenues. Total miscellaneous receipts are projected to reach $1.40 billion, down almost $200 million from the prior year, reflecting the loss of non-recurring receipts in 1997-98 and the growing effects of the phase-out of the medical provider assessments.

         Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, particularly the one percent sales tax used to support payments to LGAC. Transfers from other funds are expected to total $1.8 billion, or $222 million less than total receipts from this category during 1997-98. Total transfers of sales taxes in excess of LGAC debt service requirements are expected to increase by approximately $51 million, while transfers from all other funds are expected to fall by $273 million, primarily reflecting the absence, in 1998-99, of a one-time transfer of nearly $200 million for retroactive reimbursement of certain social services claims from the federal government.


Projected General Fund Disbursements


         General Fund disbursements in 1998-99, including transfers to support capital projects, debt service and other funds are estimated at $36.78 billion. This represents an increase of $2.43 billion or 7.1 percent from 1997-98. Nearly one-half of the growth is for educational purposes, reflecting increased support for public schools, special education programs and the State and City university systems. The remaining increase is primarily for Medicaid, mental hygiene, and other health and social welfare programs, including children and family services. The 1998-99 Financial Plan also includes funds for the current negotiated salary increases for State employees, as well as increased transfers for debt service.

         Grants to Local Governments is the largest category of General Fund disbursements and includes financial assistance to local governments and not-for-profit corporations, as well as entitlement benefits to individuals. The 1998-99 Financial Plan projects spending of $25.14 billion in this category, an increase of $1.88 billion or 8.1 percent over the prior year. The largest annual increases are for educational programs, Medicaid, other health and social welfare programs, and community projects grants.

         The 1998-99 budget provides $9.65 billion in support of public schools. The year-to-year increase of $769 million is comprised of partial funding for a 1998-99 school year increase of $847 million as well as the remainder of the 1997-98 school year increase that occurs in State fiscal year 1998-99. Spending for all other educational programs, which includes the State and City university systems, the Tuition Assistance Programs, and handicapped programs, is estimated at $3.00 billion, an increase of $270 million over 1997-98 levels.

         Medicaid costs are estimated at $5.60 billion, an increase of $144 million from the prior year. After adjusting 1997-98 for the $116 million prepayment of an additional Medicaid cycle, Medicaid spending is projected to increase $260 million or 4.9 percent. Disbursements for all other health and social welfare programs are projected to total $3.63 billion, an increase of $131 million from 1997-98. This includes an increase in support for children and families and local public health programs, offset by a decline in welfare spending of $75 million that reflects continuing State and local efforts to reduce welfare fraud, declining caseloads, and the impact of State and federal welfare reform legislation.

         Remaining disbursements primarily support community-based mental hygiene programs, community and public health programs, local transportation programs, and revenue sharing payments to local governments. Revenue sharing and other general purpose aid to local governments are projected at $837 million, an increase of approximately $37 million from 1997-98.

         State operations spending reflects the administrative costs of operating the State's agencies, including the prison system, mental hygiene institutions, the State University system (SUNY), the Legislature, and the court system. Personal service costs account for approximately 73 percent of spending in this category. Since January 1995, the State's workforce has been reduced by about 10 percent and is projected to remain at its current level of approximately 191,000 persons in 1998-99.

         State operations spending is projected at $6.70 billion, an increase of $511 million of 8.3 percent from the prior year. This increase is primarily due to an additional payroll cycle in 1998-99, a 3.5 percent general salary increase on October 1, 1998 for most State employees, the loss of federal receipts that would otherwise lower General Fund spending in mental hygiene programs, and a projected 15.6 percent increase in the Judiciary's budget.

         General State charges account primarily for the costs of providing fringe benefits for State employees, including contributions to pension systems, the employer's share of social security contributions, employer contributions toward the cost of health insurance, and the costs of providing worker's compensation and unemployment insurance benefits. This category also reflects certain fixed costs such as payments in lieu of taxes, and payments of judgments against the State or its public officers.


         Disbursements in this category are estimated at $2.22 billion, a decrease of $50 million from the prior year. This annual decline reflects projected decreases in pension costs and Court of Claims payments, offset by modest projected increases for health insurance contributions, social security costs, and the loss of reimbursements due to a reduction in the fringe benefit rate charged to positions financed by non-General Fund sources.

         Debt service paid from the General Fund reflects debt service on short-term obligations of the State, and includes only interest costs on the State's commercial paper program. The 1998-99 debt service estimate is $11 million, reflecting relative stability in short-term interest rates. The State's short-term TRAN borrowing program was eliminated in 1995.


         Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources.

         Transfers in support of debt service are projected at $2.13 billion in 1998-99, an increase of $110 million from 1997-98. The increase reflects the impact of certain prior year bond sales (net of refunding savings), and certain bond sales planned to occur during the 1998-99 fiscal year. The State Financial Plan also establishes a transfer of $50 million to the new Debt Reduction Reserve Fund. The Fund may be used, subject to enactment of new appropriations, to pay the debt service costs on or to prepay State-supported bonds.

         Transfers in support of capital projects provide General Fund support for projects not otherwise financed through bond proceeds, dedicated taxes and other revenues, or federal grants. These transfers are projected at $200 million for 1998-99, comparable to last year.


         Remaining transfers from the General Fund to other funds are estimated to decline $59 million in 1998-99 to $327 million. This decline is primarily the net impact of one-time transfers in 1997-98 to the State University Tuition Stabilization Fund and to the Lottery Fund to support school aid, offset by a 1998-99 increase in the State subsidy to the Roswell Park Cancer Research Institute.

Non-recurring Resources


         The Division of the Budget estimates that the 1998-99 State Financial Plan contains actions that provide non-recurring resources or savings totaling approximately $64 million, the largest of which is a retroactive reimbursement of federal welfare claims.

         The 1998-99 Financial Plan projects a closing fund balance in the General Fund of $1.42 billion. This fund balance is composed of a reserve of $761 million available for future needs, a $400 million balance in the TSRF, a $158 million balance in the CPF, and a balance of $100 million in the CRF, after a projected deposit of $32 million in 1998-99.


Other Governmental Funds


         In addition to the General Fund, the State Financial Plan includes Special Revenue Funds, Capital Projects Funds and Debt Service Funds which are discussed below. Amounts below do not include other sources and uses of funds transferred to or from other fund types.


Special Revenue Funds


         Special Revenue Funds are used to account for the proceeds of specific revenue sources such as federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type is expected to comprise approximately 41 percent of total governmental funds receipts in the 1998-99 fiscal year, three-quarters of that activity relates to federally-funded programs.


         Total disbursements for programs supported by Special Revenue Funds are projected at $29.97 billion, an increase of $2.32 billion or 8.4 percent from 1997-98. Federal grants account for approximately three-quarters of all spending in the Special Revenue fund type. Disbursements from federal funds are estimated at $21.78 billion, an increase of $1.12 billion or 5.4 percent. The single largest program in this fund group is Medicaid, which is projected at $13.65 billion, an increase of $465 million or 3.5 percent above last year. Federal support for welfare programs is projected at $2.53 billion, similar to 1997-98. The remaining growth in federal funds is primarily due to the new Child Health Plus program, estimated at $197 million in 1998-99. This program will expand health insurance coverage to children of indigent families.


         State special revenue spending is projected to be $8.19 billion, an increase of $1.20 billion or 17.2 percent from last year's levels. Most of this projected increase in spending is due to the $704 million cost of the first phase of the STAR program, as well as $231 million in additional operating assistance for mass transportation, and $113 million for the State share of the new Child Health Plus program.


Capital Projects Funds


         Capital Projects Funds account for the financial resources used in the acquisition, construction, or rehabilitation of major State capital facilities, and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax receipts transferred from the General Fund, and various other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1998-99 fiscal year, activity in these funds is expected to comprise 5.5 percent of total governmental receipts.

         Capital Projects Funds spending in fiscal year 1998-99 is projected at $4.14 billion, an increase of $575 million or 16.1 percent from last year. The major components of this expected growth are transportation and environmental programs, including continued increased spending for 1996 Clean Water/Clean Air Bond Act projects and higher projected disbursements from the Environmental Protection Fund (EPF). Another significant component of this projected increase is in the area of public protection, primarily for facility rehabilitation and construction of additional prison capacity.


Debt Service Funds


         Debt Service Funds are used to account for the payment of principal and interest on long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. This fund type is expected to comprise 3.8 percent of total governmental fund receipts in the 1998-99 fiscal year. Receipts in these funds in excess of debt service requirements may be transferred to the General Fund, Capital Projects Funds and Special Revenue Funds, pursuant to law.

         Total disbursements form the Debt Service Fund type are estimated at $3.36 billion in 1998-99, an increase of $275 million or 8.9 percent from 1997-98 levels. Of the increase, $102 million is for transportation purposes, including debt service on bonds issued for State and local highway and bridge programs financed through the New York State Thruway Authority and supported by the Dedicated Highway and Bridge Trust Fund. Another $45 million is for education purposes, including State and City University programs financed through the Dormitory Authority of the State of New York (DASNY). The remainder is for a variety of programs in such areas as mental health and corrections, and for general obligation financings.


Year 2000 Compliance


         New York State is currently addressing "Year 2000" data processing compliance issues. The Year 2000 compliance issue ("Y2K") arises because most computer software programs allocate two digits to the data field for "year" on the assumption that the first two digits will be "19." Such programs will thus interpret the year 2000 as the year 1900 absent reprogramming. Y2K could impact both the ability to enter data into computer programs and the ability of such programs to correctly process data.

         In 1996, the State created the Office for Technology (OFT) to help address statewide technology issues, including the Year 2000 issue. OFT has estimated that investments of at least $140 million will be required to bring approximately 350 State mission-critical and high-priority computer systems not otherwise scheduled for replacement into Year 2000 compliance, and the State is planning to spend $100 million in the 1998-99 fiscal year for this purpose. Mission-critical computer applications are those which impact the health, safety and welfare of the State and its citizens, and for which failure to be in Y2K compliance could have a material and adverse impact upon State operations. High-priority computer applications are those that are critical for a State agency to fulfill its mission and deliver services, but for which they are manual alternatives. Work has been completed on roughly 20 percent of these systems. All remaining unfinished mission-critical and high-priority systems have at least 40 percent or more of the work completed. Contingency planning is underway for those systems which may be non-compliant prior to failure dates. The enacted budget also continues funding for major systems scheduled for replacement, including the State payroll, civil service, tax and finance and welfare management systems, for which Year 2000 compliance is included as a part of the project.

         OFT is monitoring compliance on a quarterly basis and is providing assistance and assigning resources to accelerate compliance for mission-critical systems, with most compliance testing expected to be completed by mid-1999. There can be no guarantee, however, that all of the State's mission-critical and high-priority computer systems will be Year 2000 compliant and that there will not be an adverse impact upon State operations or State finances as a result.


Cash-Basis Results for Prior Fiscal Years


         The State reports its financial results on two bases of accounting: the cash basis, showing receipts and disbursements; and the modified accrual basis, prescribed by Generally Accepted Accounting Principles ("GAAP"), showing revenues and expenditures.


General Fund 1995-96 through 1997-98


         The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. A narrative description of cash-basis results in the General Fund is presented below.

         New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). A national recession, followed by the lingering economic slowdown in New York and the regional economy, resulted in repeated shortfalls in receipts and three budget deficits during those years. During its last six fiscal years, however, the State has recorded balanced budgets on a cash basis, with positive fund balances as described below.


1997-98 Fiscal Year


         The State ended its 1997-98 fiscal year in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $2.04 billion. The cash surplus was derived primarily from higher-than-anticipated receipts and lower spending on welfare, Medicaid, and other entitlement programs.

         The General Fund had a closing balance of $638 million, an increase of $205 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the Tax Stabilization Reserve Fund (TSRF), the Contingency Reserve Fund (CRF) and the Community Projects Fund (CPF). The TSRF closing balance was $400 million, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an extraordinary deposit of $68 million made from the 1997-98 surplus. The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $170 million, an increase of $95 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the Local Government Assistance Corporation (LGAC) financing program and was required to be on deposit on March 31, 1998.

         General Fund receipts and transfers from other funds for the 1997-98 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over 1996-97. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 billion or 4.41 percent.


1996-97 Fiscal Year


         The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.42 billion. The cash surplus was derived primarily from higher-than-expected receipts and lower-than-expected spending for social services programs.

         The General Fund closing balance was $433 million, an increase of $146 million from the 1995-96 fiscal year. The balance included $317 million in the TSRF, after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. In addition, $41 million remained on deposit in the CRF. The remaining $75 million reflected amounts then on deposit in the Community Projects Fund. The General Fund closing balance did not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1997.

         General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the previous fiscal year (including net tax refund reserve account activity). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from the 1995-96 fiscal year.


1995-96 Fiscal Year


         The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus, as reported by DOB, of $445 million. The cash surplus was derived from higher-than-expected receipts, savings generated through agency cost controls, and lower-than-expected welfare spending.

         The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to a $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF, and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance included $237 million on deposit in the TSRF. In addition, $41 million was on deposit in the CRF. The remaining $9 million reflected amounts then on deposit in the Revenue Accumulation Fund. The General Fund closing balance did not include $678 million in the tax refund reserve account of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1996.

         General Fund receipts and transfers from other funds (including net refund reserve account activity) totaled $32.81 billion, a decrease of 1.1 percent from 1994-95 levels. General Fund disbursements and transfers to other funds totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2 percent from 1994-95 levels.


Other Governmental Funds (1995-96 through 1997-98)


         Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects fund types. These revenues are used to support the capital programs of the Department of Transportation and the Metropolitan Transportation Authority (MTA).

         In the Special Revenue Funds, disbursements increased from $26.26 billion to $27.65 billion over the last three years, primarily as a result of increased costs for the federal share of Medicaid. Other activity reflected dedication of taxes to a new fund for mass transportation, new lottery games, and new fees for criminal justice programs.

         Disbursements in the Capital Projects Funds declined over the three year period from $3.97 billion to $3.56 billion as spending for miscellaneous capital programs decreased, partially offset by increases for mental hygiene, health and environmental programs. The composition of this fund type's receipts also changed as the dedicated transportation taxes began to be deposited, general obligation bond proceeds declined substantially, federal grants remained stable, and reimbursements from public authority bonds (primarily transportation related) increased.

         Activity in the Debt Service Funds reflected increased use of bonds during the three-year period for improvements to the State's capital facilities and the continued costs of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years using strict present value savings criteria. The growth in LGAC debt service was offset by reduced short-term borrowing costs reflected in the General Fund.


Litigation
State Finance Policies

Insurance Law


         Proceedings have been brought by two groups of petitioners challenging regulations promulgated by the Superintendent of Insurance that established excess medical malpractice premium rates for fiscal years 1986-87 through 1996-97 (New York State Health Maintenance Organization Conference, Inc., et al.
v. Muhl, et al. ["HMO"], and New York State Conference of Blue Cross and Blue Shield Plans, et al. v. Muhl, et al. ["Blue Cross 'I' and 'II'"], Supreme Court, Albany County). By order filed January 22, 1997, the Court in Blue Cross I permitted the plaintiffs in HMO to intervene and dismissed the challenges to the rates for the period prior to 1995-96. By decision dated July 24, 1997, the Court in Blue Cross I held that the determination made by the Superintendent in establishing the 1995-96 rate was arbitrary and capricious and directed that premiums paid pursuant to that determination be returned to the payors. The State has appealed this decision. The petitioners did not cross appeal. In Blue Cross II, by amended judgment dated April 2, 1998, the Supreme Court annulled the regulation setting the 1996-97 premium rate and directed that all 1996-97 excess malpractice premiums be returned to the payors. The State will not be obligated in either case to pay moneys to any petitioner. Adverse determinations would result in refunds from the affected insurers.


Tax Law


         In New York Association of Convenience Stores, et al. v. Urbach, et al., petitioners, New York Association of Convenience Stores, National Association of Convenience Stores, M.W.S. Enterprises, Inc. and Sugarcreek Stores, Inc. seek to compel respondents, the Commissioner of Taxation and Finance and the Department of Taxation and Finance, to enforce sales and excise taxes imposed pursuant to Tax Law Articles 12-A, 20 and 28 on tobacco products and motor fuel sold to non-Indian consumers on Indian reservations. In orders dated August 13, 1996 and August 24, 1996, the Supreme Court, Albany County, ordered, inter alia, that there be equal implementation and enforcement of said taxes for sales to non-Indian consumers on and off Indian reservations, and further ordered that, if respondents failed to comply within 120 days, no tobacco products or motor fuel could be introduced onto Indian reservations other than for Indian consumption or, alternately, the collection and enforcement of such taxes would be suspended statewide. Respondents appealed to the Appellate Division, Third Department, and invoked CPLR 5519(a)(1), which provides that the taking of the appeal stayed all proceedings to enforce the orders pending the appeal. Petitioner's motion to vacate the stay was denied. In a decision entered May 8, 1997, the Third Department modified the orders by deleting the portion thereof that provided for the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco products. The Third Department held, inter alia, that petitioners had not sought such relief in their petition and that it was an error for the Supreme Court to have awarded such undemanded relief without adequate notice of its intent to do so. On May 22, 1997, respondents appealed to the Court of Appeals on other grounds, and again invoked the statutory stay. On October 23, 1997, the Court of Appeals granted petitioners' motion for leave to cross-appeal from the portion of the Third Department's decision that deleted the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco. The case was argued before the Court of Appeals on March 24, 1998.

Clean Water/Clean Air Bond Act of 1996

         In Robert L. Schulz, et al. v. The New York State Executive, et al. (Supreme Court, Albany County, commenced October 16, 1996), plaintiffs challenge the enactment of the Clean Water/Clean Air Bond Act of 1996 and its implementing legislation (1996 Laws of New York, Chapters 412 and 413). Plaintiffs claim, inter alia, that the Bond Act and its implementing legislation violate provisions of the State Constitution requiring that such debt be authorized by law for some single work or purpose distinctly specified therein and forbidding incorporation of other statutes by reference.

         In an opinion dated June 9, 1998, the Court of Appeals affirmed the July 17, 1997 order of the Appellate Division, Third Department, affirming the lower court dismissal of this case.


Line Item Veto


         In an action commenced in June 1998 by the Speaker of the Assembly of the State of New York against the Governor of the State of New York (Silver v. Pataki, Supreme Court, New York County), the Speaker challenges the Governor's application of his constitutional line item veto authority to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998.


State Programs

Medicaid


     Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al. v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v DeBuono et al (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and federal law.

         In a consolidated action commenced in 1992, Medicaid recipients and home health care providers and organizations challenge promulgation by the State Department of Social Services (DSS) in June 1992 of a home assessment resource review instrument (HARRI), which is to be used by DSS to determine eligibility for and the nature of home care services for Medicaid recipients, and challenge the policy of DSS of limiting reimbursable hours of service until a patient is assessed using the HARRI (Dowd, et al. v. Bane, Supreme Court, New York County).

     In several cases, plaintiffs seek retroactive claims for reimbursement for services provided to Medicaid recipients who were also eligible for Medicare during the period January 1, 1987 to June 2, 1992. Included are Matter of New York State Radiological Society v. Wing, Appel v. Wing, E.F.S. Medical Supplies
v. Dowling, Kellogg v. Wing, Lifshitz v. Wing, New York State Podiatric Medical Association v. Wing and New York State Psychiatric Association v. Wing. These cases were commenced after the State's reimbursement methodology was held invalid in New York City Health and Hospital Corp. v. Perales. The State contends that these claims are time-barred. In a judgment dated September 5, 1996, the Supreme Court, Albany County, dismissed Matter of New York State Radiological Society v. Wing as time-barred. By order dated November 26, 1997, the Appellate Division, Third Department, affirmed that judgment. By decision dated June 9, 1998, the Court of Appeals denied leave to appeal.

         Several cases, including Port Jefferson Health Care Facility, et al. v. Wing (Supreme Court, Suffolk County), challenge the constitutionality of Public Health Law ss. 2807-d, which imposes a tax on the gross receipts hospitals and residential health care facilities receive from all patient care services. Plaintiffs allege that the tax assessments were not uniformly applied, in violation of federal regulations. In a decision dated June 30, 1997, the Court held that the 1.2 percent and 3.8 percent assessments on gross receipts imposed pursuant to Public Health Law ss.ss. 2807-d(2)(b)(ii) and 2807-d(2)(b)(iii), respectively, are unconstitutional. An order entered August 27, 1997 enforced the terms of the decision. The State has appealed that order.

Shelter Allowance

         In an action commenced in March 1987 against State and New York City officials (Jiggetts, et al. v. Bane, et al., Supreme Court, New York County), plaintiffs allege that the shelter allowance granted to recipients of public assistance is not adequate for proper housing. In a decision dated April 16, 1997, the Court held that the shelter allowance promulgated by the Legislature and enforced through DSS regulations is not reasonably related to the cost of rental housing in New York City and results in homelessness to families in New York City. A judgment was entered on July 25, 1997, directing, inter alia, that the State (i) submit a proposed schedule of shelter allowances (for the Aid to Dependent Children program and any successor program) that bears a reasonable relation to the cost of housing in New York City; and (ii) compel the New York City Department of Social Services to pay plaintiffs a monthly shelter allowance in the full amount of their contract rents, provided they continue to meet the eligibility requirements for public assistance, until such time as a lawful shelter allowance is implemented, and provide interim relief to other eligible recipients of Aid to Dependent Children under the interim relief system established in this case. The State has appealed to the Appellate Division, First Department from each and every provision of this judgment except that portion directing the continued provision of interim relief.


Civil Rights Claims


         In an action commenced in 1980 (United States, et al. v. Yonkers Board of Education, et al.), the United States District Court for the Southern District of New York found, in 1985, that Yonkers and its public schools were intentionally segregated. In 1986, the District Court ordered Yonkers to develop and comply with a remedial educational improvement plan (EIP I). On January 19, 1989, the District Court granted motions by Yonkers and the NAACP to add the State Education Department, the Yonkers Board of Education, and the State Urban Development Corporation as defendants, based on allegations that they had participated in the perpetuation of the segregated school system. On August 30, 1993, the District Court found that vestiges of a dual school system continued to exist in Yonkers. On March 27, 1995, the District Court made factual findings regarding the role of the State and the other State defendants (the State) in connection with the creation and maintenance of the dual school system, but found no legal basis for imposing liability. On September 3, 1996, the United States Court of Appeals for the Second Circuit, based on the District Court's factual findings, held the State defendants liable under 42 USC ss. 1983 and the Equal Educational Opportunity Act, 20 USC ss.ss. 1701, et seq., for the unlawful dual school system, because the State, inter alia, had taken no action to force the school district to desegregate despite its actual or constructive knowledge of de jure segregation. By order dated October 8, 1997, the District Court held that vestiges of the prior segregated school system continued to exist and that, based on the State's conduct in creating and maintaining that system, the State is liable for eliminating segregation and its vestiges in Yonkers and must fund a remedy to accomplish that goal. Yonkers presented a proposed educational improvement plan (EIP II) to eradicate these vestiges of segregation. The October 8, 1997 order of the District Court ordered that EIP II be implemented and directed that, within 10 days of the entry of the Order, the State make available to Yonkers $450,000 to support planning activities to prepare the EIP II budget for 1997-98 and the accompanying capital facilities plan. A final judgment to implement EIP II was entered on October 14, 1997. On November 7, 1997, the State appealed that judgment to the Second Circuit. The appeal is pending. Additionally, the Court adopted a requirement that the State pay to Yonkers approximately $9.85 million as its pro rata share of the funding of EIP I for the 1996-97 school year. The requirement for State funding of EIP I was reduced to an order on December 2, 1997 and reduced to a judgment on February 10, 1998. The State appealed that order to the Second Circuit on December 31, 1997 and amended the notice of appeal after entry of the judgment. That appeal has been consolidated with the appeal of the EIP II appeal, and is also pending.

                 On June 15, 1998, the District Court issued an opinion setting forth the formula for the allocation of the costs of EIP I and EIP II between the State and the City for the school years 1997-98 through 2005-06. That opinion has not yet been reduced to an order.


Real Property Claims


                 On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida Counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

                 Several other actions involving Indian claims to land in upstate New York are also pending. Included are Cayuga Indian Nation of New York
v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York et al., both in the United States District Court for the Northern District of New York. The Supreme Court's holding in Oneida Indian Nation of New York may impair or eliminate certain of the State's defenses to these actions but may enhance others.


Authorities and Localities

Public Authorities


         The fiscal stability of the State is related in part to the fiscal stability of its public authorities. For the purposes of this summary, public authorities refer to public benefit corporations created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations. As of December 31, 1997, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State authorities was $84 billion, only a portion of which constitutes State-supported or State-related debt.

         The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to provide transit and commuter services.

         Beginning in 1998, the Long Island Power Authority (LIPA) assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queen Counties, as part of an estimated $7 billion financing plan. As of the date of this AIS, LIPA has issued over $5 billion in bonds secured solely by ratepayer charges. LIPA's debt is not considered either State-supported or State-related debt.


Metropolitan Transportation Authority


         The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus services in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the
Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

         Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1998-99 fiscal year, State assistance to the MTA is projected to total approximately $1.3 billion, an increase of $133 million over the 1997-98 fiscal year.

         State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of the $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"). In July 1997, the Capital Program Review Board ("CPRB") approved the 1995-99 Capital Program (subsequently amended in August 1997), which supersedes the overlapping portion of the MTA's 1992-96 Capital Program. The 1995-99 Capital Program is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.2 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

         There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.


The City of New York


         The fiscal health of the State may also be affected by the fiscal health of New York City (the "City"), which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and to meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.

         The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan ("Financial Plan") annually and updates it periodically, and prepares a comprehensive annual financial report describing its most recent fiscal year each October.



The City of New York
Fiscal Oversight


         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the Control Period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million of impaired access to the public credit markets.

         Currently, the City and its Covered Organizations (i.e., those which received or may receive moneys from the City directly, indirectly or contingently) operate under the Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the city's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

         To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the city must market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In 1997, the State created the New York City Transitional Finance Authority ("TFA") to finance a portion of the City's capital program because the City was approaching its State Constitutional general debt limit. Without the additional financing capacity of the TFA, projected contracts for City capital projects would have exceeded the City's debt limit during City fiscal year 1997-98. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the TFA to be unconstitutional. On November 25, 1997 the State Supreme Court found the legislation establishing the TFA to be constitutional and granted the defendants' motion for summary judgment. The plaintiffs have appealed the decision. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.


Monitoring Agencies


         The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its Covered Organizations with the Financial Plan. According to recent staff reports, while economic growth in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in City fiscal year 1996-97. Recent staff reports also indicate that the City projects a substantial surplus for City fiscal year 1997-98. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's Financial Plan tends to rely on actions outside its direct control. These reports have indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office ("IBO") has been established pursuant to the City Charter to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City.


Other Localities


         Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The cities of Yonkers and Troy continue to operate under State-ordered control agencies. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 1998-99 fiscal year.

         Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and twenty-eight municipalities received more than $32 million in targeted unrestricted aid in the 1997-98 budget. Both of these emergency aid packages were largely continued through the 1998-99 budget. The State also dispersed an additional $21 million among all cities, towns and villages after enacting a 3.9 percent increase in General Purpose State Aid in 1997-98 and continued this increase in 1998-99.

         The 1998-99 budget includes an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.

         The appropriation and allocation of general purpose local government aid among localities, including New York City, is currently the subject of investigation by a State commission. While the distribution of general purpose local government aid was originally based on a statutory formula, in recent years both the total amount appropriated and the amounts appropriated to localities have been determined by the Legislature. A State commission was established to study the distribution and amounts of general purpose local government aid and recommend a new formula by June 30, 1999, which may change the way aid is allocated.

         Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1996, the total indebtedness of all localities in the State other than New York City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.

         Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.









                         J.P. MORGAN INSTITUTIONAL FUNDS



         J.P. MORGAN INSTITUTIONAL SERVICE TAX EXEMPT MONEY MARKET FUND








                       STATEMENT OF ADDITIONAL INFORMATION



                                  MARCH 1, 1999























THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 1, 1999, FOR THE FUND LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE ANNUAL REPORT RELATING TO THE FUND LISTED ABOVE DATED AUGUST 31, 1998. THE PROSPECTUS AND THESE FINANCIAL
STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORT ON THE ANNUAL FINANCIAL STATEMENTS, ARE AVAILABLE, WITHOUT CHARGE, UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: J.P. MORGAN INSTITUTIONAL SERVICE FUNDS (800) 221-7930.




                                Table of Contents



                                                                         Page
General..................................................................1
Investment Objective and Policies........................................1
Investment Restrictions..................................................11
Trustees and Officers....................................................14
Investment Advisor.......................................................18
Distributor..............................................................20
Co-Administrator.........................................................21
Services Agent...........................................................21
Custodian and Transfer Agent.............................................22
Shareholder Servicing....................................................23
Service Organization.....................................................23
Independent Accountants..................................................25
Expenses.................................................................25
Purchase of Shares.......................................................25
Redemption of Shares.....................................................26
Exchange of Shares.......................................................27
Dividends and Distributions..............................................27
Net Asset Value..........................................................27
Performance Data.........................................................28
Portfolio Transactions...................................................30
Massachusetts Trust......................................................31
Description of Shares....................................................32
Special Information Concerning
Investment Structure.....................................................34
Taxes....................................................................35
Additional Information...................................................38
Appendix A - Description of Security Ratings.............................A-1

GENERAL

         This Statement of Additional Information relates only to the J.P. Morgan Institutional Service Tax Exempt Money Market Fund (the "Fund"). The Fund is a series of shares of beneficial interest of the J.P. Morgan Institutional Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Fund, the Trust consists of other series representing separate investment funds (each a "J.P. Morgan Institutional Fund"). The other J.P. Morgan Institutional Funds are covered by separate Statements of Additional Information.

         This Statement of Additional Information describes the financial history, investment objective and policies, management and operation of the Fund and provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Trust's executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Master Portfolio (the "Portfolio"), an open-end management investment company having the same investment objective as the Fund. The Fund invests in the Portfolio through a two-tier master-feeder investment fund structure. See "Special Information Concerning Investment Structure."

     The Portfolio is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

         Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York, ("Morgan"), an affiliate of the Advisor, or any other bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVE AND POLICIES

         The following discussion supplements the information regarding the investment objective of the Fund and the policies to be employed to achieve the objective by the Portfolio as set forth herein and in the Prospectus. Since the investment characteristics and experiences of the Fund correspond directly with those of the Portfolio, the discussion in this Statement of Additional Information focuses on the investments and investment policies of the Portfolio. Accordingly, references below to the Portfolio also include the Fund; similarly, references to the Fund also include the Portfolio unless the context requires otherwise.

         The Fund is designed for investors who seek high current income consistent with the preservation of capital and same day liquidity from a portfolio of high quality money market instruments. The Fund's investment objective is maximize current income that is exempt from federal income tax consistent with the preservation of capital and same-day liquidity. See "Taxes." The Fund attempts to achieve this objective by investing all of its investable assets in The Tax Exempt Money Market Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund.

         The Portfolio attempts to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. dollar-denominated securities described in this Statement of Additional Information that meet certain rating criteria, present minimal credit risks, have effective maturities of not more than thirteen months and earn interest wholly exempt from federal income tax in the opinion of bond counsel for the issuer. If attractive municipal obligations are not available, the Fund may hold cash rather than invest in taxable money market instruments. The Portfolio, however, may temporarily invest up to 20% of total assets in taxable securities in abnormal market conditions, for defensive purposes only. For purposes of this calculation, obligations that generate income that may be treated as a preference item for purposes of the alternative minimum tax shall not be considered taxable securities. See "Quality and Diversification Requirements." Interest on these securities may be subject to state and local taxes. For more detailed information regarding tax matters, including the applicability of the alternative minimum tax, see "Taxes."

Money Market Instruments

     A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Quality and Diversification Requirements."

Tax Exempt Obligations

     The Fund may invest in tax exempt obligations to the extent consistent with the Fund's investment objective and policies. A description of the various types of tax exempt obligations which may be purchased by the Fund appears below. See "Quality and Diversification Requirements."

         Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

     Municipal  Notes.  Municipal notes are subdivided into three  categories of
short-term   obligations:   municipal  notes,  municipal  commercial  paper  and
municipal demand obligations.

         Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

         Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of the Fund to receive the par value of the obligation upon demand or notice.

         Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. For a description of the attributes of master demand obligations, see "Money Market Instruments" above. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

         The Fund may purchase securities of the type described above if they have effective maturities within thirteen months. As required by regulation of the Securities and Exchange Commission (the "SEC"), this means that on the date of acquisition the final stated maturity (or if called for redemption, the redemption date) must be within thirteen months or the maturity must be deemed to be no more than 397 days because of a maturity shortening mechanism, such as a variable interest rate, coupled with a conditional or unconditional right to resell the investment to the issuer or a third party. See "Variable Rate Demand Notes" and "Puts." A substantial portion of the Fund's portfolio is subject to maturity shortening mechanisms consisting of variable interest rates coupled with unconditional rights to resell the securities to the issuers either directly or by drawing on a domestic or foreign bank letter of credit or other credit support arrangement. See "Foreign Investments."

         Puts. The Fund may purchase without limit municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Advisor will monitor each writer's ability to meet its obligations under puts.

         Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

         The Fund values any municipal bonds and notes which are subject to puts at amortized cost. No value is assigned to the put. The cost of any such put is carried as an unrealized loss from the time of purchase until it is exercised or expires. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the SEC.

         Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Trustees will review regularly the Advisor's list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. The Trustees have directed the Advisor not to enter into put transactions with any dealer which in the judgment of the Advisor becomes more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

         The Trust has been advised by counsel that the Fund will be considered the owner of the securities subject to the puts so that the interest on the securities is tax exempt income to the Fund. Such advice of counsel is based on certain assumptions concerning the terms of the puts and the attendant circumstances.

  Taxable Investments

         The Fund attempts to invest its assets in tax exempt securities and when investments are not available, may hold cash or may invest to a limited extent in taxable securities. While the Fund does not currently intend to invest in taxable securities, in abnormal market conditions for defensive purposes only, it may invest up to 20% of the value of its total assets in securities, the interest income on which may be subject to federal, state or local income taxes. The taxable investments permitted for the Fund include obligations of the U.S. Government and its agencies and instrumentalities, bank obligations, commercial paper and repurchase agreements.

         The Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate bonds, and other obligations described in the Prospectus or this Statement of Additional Information.

     U.S. Treasury Securities. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         Additional  U.S.  Government  Obligations.   The  Fund  may  invest  in
  obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

         Bank Obligations. The Fund, unless otherwise noted in the Prospectus or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Fund may not invest in obligations of foreign branches of foreign banks. The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank.

         Commercial Paper. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan, an affiliate of the Advisor, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

         Repurchase Agreements. The Fund, unless otherwise noted in the Prospectus or below, may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Fund's Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than 397 days. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of 397 days from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in the agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. The Fund will be fully collateralized within the meaning of paragraph (a)(4) of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

         The Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate bonds, and other obligations described in the Prospectus or this Statement of Additional Information.

  Additional Investments

         When-Issued  and Delayed  Delivery  Securities.  The Fund may  purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

         Investment Company Securities. Securities of other investment companies may be acquired by the Fund and Portfolio to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (its corresponding Portfolio). As a shareholder of another investment company, the Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund or Portfolio bears directly in connection with its own operations.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for the Fund's limitations on reverse repurchase agreements and bank borrowings.

         Loans of Portfolio Securities. Subject to applicable investment restrictions, the Fund is permitted to lend its securities in an amount up to 33 1/3% of the value of the Fund's net assets. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. Loans of portfolio securities may be considered extensions of credit by the Fund. The risks to the Fund with respect to borrowers of its portfolio securities are similar to the risks to the Fund with respect to sellers in repurchase agreement transactions. See "Repurchase Agreements". The Fund will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund, the Advisor or the Distributor, unless otherwise permitted by applicable law.

         Illiquid Investments, Privately Placed and Certain Unregistered Securities. The Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. The Fund may not acquire any illiquid holdings if, as a result thereof, more than 10% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Portfolio may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

         The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

         As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

         Synthetic Instruments. The Fund may invest in certain synthetic variable rate instruments. Such instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third part at par. Morgan will review the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Portfolio will be that of holding the long-term bond, which may require the disposition of the bond which could be at a loss. In the case of some types of instruments credit enhancement is not provided, and if certain events, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or
  (c) a loss of the bond's tax exempt status, occur, then (i) the put will terminate, (ii) the risk to the Fund will be that of holding a long-term bond, and (iii) the disposition of the bond may be required which could be at a loss.

  Quality and Diversification Requirements

         The Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act requirements require that with respect to 75% of the assets of the Fund are subject to the following fundamental limitations: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

         At the time the Fund invests in any taxable commercial paper, master demand obligation, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in Morgan's opinion.

         For purposes of diversification and concentration under the 1940 Act, identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions."

         In order to attain its objective of maintaining a stable net asset value, the Fund will limit its investments to securities that present minimal credit risks and securities (other than New York State municipal notes) that are rated within the highest rating assigned to short-term debt securities (or, in the case of New York State municipal notes, within one of the two highest ratings assigned to short-term debt securities) by at least two NRSROs or by the only NRSRO that has rated the security. Securities which originally had a maturity of over one year are subject to more complicated, but generally similar rating requirements. The Fund may also purchase unrated securities that are of comparable quality to the rated securities described above. Additionally, if the issuer of a particular security has issued other securities of comparable priority and security and which have been rated in accordance with the criteria described above that security will be deemed to have the same rating as such other rated securities.

         In addition, the Board of Trustees has adopted procedures which (i) require the Fund to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of not more than thirteen months and (ii) require the Fund, in the event of certain downgrading of or defaults on portfolio holdings, to dispose of the holding, subject in certain circumstances to a finding by the Trustees that disposing of the holding would not be in the Fund's best interest.

         The credit quality of variable rate demand notes and other municipal obligations is frequently enhanced by various credit support arrangements with domestic or foreign financial institutions, such as letters of credit, guarantees and insurance, and these arrangements are considered when investment quality is evaluated. The rating of credit-enhanced municipal obligations by a NRSRO may be based primarily or exclusively on the credit support arrangement.

  INVESTMENT RESTRICTIONS

         The investment restrictions of the Fund and Portfolio are identical, unless otherwise specified. Accordingly, references below to the Fund also include the Portfolio unless the context requires otherwise; similarly, references to the Portfolio also include the Fund unless the context requires otherwise.

         The investment restrictions below have been adopted by the Trust, with respect to the Fund, and, except as noted, by the Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever the Fund is requested to vote on a change in the fundamental investment restrictions of the Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

         The Fund may not:

     1. Borrow money, except from banks for temporary, extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Fund's total assets, taken at cost at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts up to 10% of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets, provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. This borrowing provision, for example, facilitates the orderly sale of portfolio securities in the event of abnormally heavy redemption requests or in the event of redemption requests during periods of tight market supply. This provision is not for leveraging purposes;

2. Invest more than 25% of its total assets in securities of governmental units located in any one state, territory, or possession of the United States. The Fund may invest more then 25% of its total assets in industrial development and pollution control obligations whether or not the users of facilities financed by such obligations are in the same industry;1

3. Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with fewer than three years of operating history;

     4. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer, provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. Each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member will be a separate issuer if the security is backed only by the assets and revenues of that issuer. If the security is guaranteed by another entity, the guarantor will be deemed to be the issuer. This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Fund's total assets;2

5. Make loans, except through the purchase or holding of debt obligations, repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies (see "Investment Objectives and Policies");
6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof except to the extent that securities subject to a demand obligation, stand-by commitments and puts may be purchased (see "Investment Objectives and Policies"); real estate; commodities; commodity contracts; or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase municipal bonds, notes or commercial paper secured by interests in real estate;

7. Purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delayed delivery;

8. Acquire securities of other investment companies, except as permitted by the 1940 Act;

9.       Act as an underwriter of securities; or

10. Issue senior securities, except as may otherwise be permitted by the foregoing investment restrictions or under the 1940 Act or any rule, order or interpretation thereunder.

         The Tax Exempt Money Market Portfolio, except as noted below, has adopted substantially similar fundamental investment restrictions. Investment restrictions numbered 3, 7 and 8 above are non-fundamental for the Portfolio. The Portfolio's fundamental borrowing restriction allows the Portfolio to borrow to the extent permitted by law, currently 33-1/3% of total assets. The
Portfolio, however, has adopted a non-fundamental investment restriction limiting its borrowing ability to 10% of total assets. These differences are not expected to materially affect the management of the Portfolio.

         Non-Fundamental Investment Restriction. The investment restriction described below is not a fundamental policy of the Fund may be changed by their respective Trustees. This non-fundamental investment policy requires that the Fund may not:

(i) acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the Fund's net assets would be in investments that are illiquid.

         Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of fundamental investment restrictions regarding industry concentration, the Advisor may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Advisor determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Advisor may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

TRUSTEES AND OFFICERS

Trustees

         The Trustees of the Trust, who are also the Trustees of the Portfolio, their business addresses, principal occupations during the past five years and dates of birth are set forth below.

     FREDERICK S. ADDY--Trustee; Retired; Prior to April 1994, Executive Vice President and Chief Financial Officer, Amoco Corporation. His address is 5300 Arbutus Cove, Austin, Texas 78746, and his date of birth is January 1, 1932.

     WILLIAM  G.  BURNS--Trustee;   Retired,  Former  Vice  Chairman  and  Chief
Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, Florida 32779, and his date of birth is November 2, 1932.

     ARTHUR C. ESCHENLAUER--Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, New Jersey 08540, and his date of birth is May 23, 1934.


         MATTHEW HEALEY3--Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436, and his date of birth is August 23, 1937.


     MICHAEL P. MALLARDI--Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His address is 10 Charnwood Drive, Suffern, New York 10910, and his date of birth is March 17, 1934.

         The Trustees of the Trust are the same as the Trustees of the Portfolio. In accordance with applicable state requirements, a majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, the Portfolio and the J.P. Morgan Funds up to and including creating a separate board of trustees.

         Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), the J.P. Morgan Funds and J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to the Fund.


     Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 1998 are set forth below.

--------------------------------------------------- ------------------------------ -------------------------------------------




                                                                                   TOTAL TRUSTEE COMPENSATION ACCRUED BY THE
                                                                                   MASTER PORTFOLIOS(*), J.P. MORGAN FUNDS,
                                                    AGGREGATE TRUSTEE              J.P. MORGAN SERIES TRUST AND THE TRUST
                                                    COMPENSATION                   DURING 1998(**)
                                                    PAID BY THE
NAME OF TRUSTEE                                     TRUST DURING 1998
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------


Frederick S. Addy, Trustee                          $20,055                        $75,000
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------


William G. Burns, Trustee                           $20,055                        $75,000
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------


Arthur C. Eschenlauer, Trustee                      $20,055                        $75,000
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------


Matthew Healey, Trustee(***),                       $20,055                        $75,000
  Chairman and Chief Executive
  Officer
--------------------------------------------------- ------------------------------ -------------------------------------------
--------------------------------------------------- ------------------------------ -------------------------------------------

Michael P. Mallardi, Trustee                        $20,055                        $75,000
--------------------------------------------------- ------------------------------ -------------------------------------------

(*) Includes the Portfolio and 18 other portfolios (collectively, the "Master Portfolios") for which JPMIM acts as investment adviser.

     (**) During 1998, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $157,400, contributed $23,610 to a defined contribution plan on his behalf and paid $17,700 in insurance premiums for his benefit.

     (***) No investment company within the fund complex has a pension or retirement plan. Currently there are 17 investment companies (14 investment companies comprising the Master Portfolios, the J.P. Morgan Funds, the Trust and J.P. Morgan Series Trust) in the fund complex.


         The Trustees decide upon general policies and are responsible for overseeing the Trust's and Portfolio's business affairs. The Portfolio and the Trust have entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolio and the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for The Pierpont Family of Funds (now the J.P. Morgan Family of Funds), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolio have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services to the Trust, the Portfolio and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees.

     The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.

         The aggregate fees paid to Pierpont Group, Inc. by the Fund and Portfolio during the indicated fiscal years are set forth below:


Fund -- For the period November 4, 1997 (commencement of operations) through the fiscal year ended August 31, 1998: $26.

Portfolio -- For the fiscal years ended August 31, 1996, 1997 and 1998: $62,310, $43,285 and $53,097.


Officers

         The Trust's and Portfolio's executive officers (listed below), other than the Chief Executive Officer, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust and the Portfolio. The Trust and the Portfolio have no employees.

         The officers of the Trust and the Portfolio, their principal occupations during the past five years and dates of birth are set forth below. Unless otherwise specified, each officer holds the same position with the Trust and the Portfolio. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.


         MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436. His date of birth is August 23, 1937.


     MARGARET W. CHAMBERS; Vice President and Secretary. Senior Vice President and General Counsel of FDI since April, 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.

         MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies distributed or administered by FDI. Prior to July 1994, she was President and Chief Compliance Officer of FDI. Her date of birth is August 1, 1957.

     DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Assistant Vice President and Assistant Department Manager of Treasury Services and Administration of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. His date of birth is March 31, 1969.

     KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Prior to May 1994, Ms. Jacoppo-Wood was a senior paralegal at The Boston Company Advisors, Inc. ("TBCA"). Her date of birth is December 29, 1966.

     CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. Prior to April 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. His date of birth is December 24, 1964.

     KATHLEEN K. MORRISEY. Vice President and Assistant Secretary. Vice President and Assistant Secretary of FDI. Manager of Treasury Services
Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. From July 1994 to November 1995, Ms. Morrisey was a Fund Accountant II for Investors Bank & Trust Company. Prior to July 1994 she was a Finance student at Stonehill College in North Easton, Massachusetts. Her date of birth is July 5, 1972.

     MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. Prior to August 1994, Ms. Nelson was an Assistant Vice President and Client Manager for The Boston Company, Inc. Her date of birth is April 22, 1964.

     MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Prior to September 1995, Ms. Pace served as a Fund Administrator for Morgan Guaranty Trust Company of New York. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

     MICHAEL S. PETRUCELLI; Vice President and Assistant Secretary. Senior Vice President and Director of Strategic Client Initiatives for FDI since December 1996. From December 1989 through November 1996, Mr. Petrucelli was employed with GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE Investment Services. Address: 200 Park Avenue, New York, New York, 10166. His date of birth is May 18, 1961.

     stephanie d. pierce; Vice President and Assistant Secretary. Vice President and Client Development Manager for FDI since April 1998. From April 1997 to March 1998, Ms. Pierce was employed by Citibank, NA as an officer of Citibank and Relationship Manager on the Business and Professional Banking team handling over 22,000 clients. Address: 200 Park Avenue, New York, New York 10166. Her date of birth is August 18, 1968.

     GEORGE A. RIO; President and Treasurer. Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. From September 1983 to May 1994, Mr. Rio was Senior Vice President & Manager of Client Services and Director of Internal Audit at The Boston Company. His date of birth is January 2, 1955.

     CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group as a Manager of the Tax Group and is responsible for U.S. mutual fund tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

INVESTMENT ADVISOR

         The Fund has not retained the services of an investment adviser because the Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio. Subject to the supervision of the Portfolio's Trustees, the Advisor makes the Portfolio's day-to-day investment decisions, arranges for the execution of Portfolio transactions and generally manages the Portfolio's investments. Effective October 1, 1998 the Portfolio's investment advisor is JPMIM. Prior to that date, Morgan was the Portfolio's investment advisor. JPMIM, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, which manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.


         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $316 billion.


         J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

         The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt, and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 300 capital market researchers, portfolio managers and traders. The Advisor's fixed income investment process is based on analysis of real rates, sector diversification and quantitative and credit analysis.

         The investment advisory services the Advisor provides to the Portfolio are not exclusive under the terms of the Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolio. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolio. See "Portfolio Transactions."

         Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmark for the Portfolio in which the Fund invests is currently IBC's Tax Exempt Money Fund Average.

        Morgan, also a wholly owned subsidiary of J.P. Morgan, is a bank holding company organized under the laws of the State of Delaware. Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

         The Portfolio is managed by officers of the Advisor who, in acting for their customers, including the Portfolio, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreement, the Portfolio has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rate of 0.20% of the Portfolio's average daily net assets up to $1 billion and 0.10% of the Portfolio's average daily net assets in excess of $1 billion.

         The Portfolio paid the following advisory fees to Morgan and JPMIM, as applicable, for the fiscal years ended August 31, 1996, 1997 and 1998:
$2,154,248, $2,267,159 and $2,710,567.

         The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See
"Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio. See "Additional Information."

         The Glass-Steagall Act and other applicable laws generally prohibit banks such as the Advisor from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolio contemplated by the Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. However, it is possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent the Advisor from continuing to perform such services for the Portfolio.

         If the Advisor were prohibited from acting as investment advisor to the Portfolio, it is expected that the Trustees of the Portfolio would recommend to investors that they approve the Portfolio's entering into a new investment advisory agreement with another qualified investment advisor selected by the Trustees.

     Under separate agreements, Morgan provides certain financial, fund accounting and administrative services to the Trust and the Portfolio and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

         FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor. FDI is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. FDI also serves as exclusive placement agent for the Portfolio. FDI currently provides administration and distribution services for a number of other investment companies.

         The Distribution Agreement shall continue in effect with respect to the Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940
Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.




CO-ADMINISTRATOR

         Under Co-Administration Agreements with the Trust and the Portfolio dated August 1, 1996, FDI also serves as the Trust's and the Portfolio's Co-Administrator. The Co-Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Co-Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolio, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust or the Portfolio, as applicable, expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

         FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust and the Portfolio; (ii) provides officers for the Trust and the Portfolio; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files regulatory documents and mails Portfolio communications to Trustees and investors; and (vi) maintains related books and records.

         For its services under the Co-Administration Agreements, the Fund and Portfolio have agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund or Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust, the Master Portfolios and certain other investment companies subject to similar agreements with FDI.


         For the fiscal period November 4, 1997 (commencement of operations) through the fiscal year ended August 31, 1998, the Fund paid FDI $28 in administrative fees.

         The Portfolio paid the following administrative fees to FDI for the fiscal period August 1, 1996 through August 31, 1996 and the fiscal years ended August 31, 1997 and 1998: $2,284, $25,082 and $24,913.

         The Portfolio paid the following administrative fees to Signature Broker-Dealer Services, Inc. (which provided distribution and administrative services to the Trust and placement agent and administrative services to the Portfolio prior to August 1, 1996) for the period September 1, 1995 through July 31, 1996: $110,848.


SERVICES AGENT

         The Trust, on behalf of the Fund, and the Portfolio have entered into Administrative Services Agreements (the "Services Agreements") with Morgan pursuant to which Morgan is responsible for certain administrative and related services provided to the Fund and Portfolio. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

         Under the Services Agreements, the Fund and the Portfolio have agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund and Portfolio is determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and J.P. Morgan Series Trust.

         Under prior administrative services agreements in effect from December 29, 1995 through July 31, 1996 with Morgan, the Portfolio paid Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following schedule: 0.06% of the first $7 billion of the Master Portfolios' aggregate average daily net assets, and 0.03% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion. Prior to December 29, 1995, the Trust and the Portfolio had entered into Financial and Fund Accounting Services Agreements with Morgan, the provisions of which included certain of the activities described above and, prior to September 1, 1995, also included reimbursement of usual and customary expenses.


         The Fund paid to Morgan, as Services Agent, the following fees, for the fiscal period November 4, 1997 (commencement of operations) through the fiscal year ended August 31, 1998: $392.

         The Portfolio paid the following fees paid Morgan as Services Agent for the fiscal years ended August 31, 1996, 1997 and 1998: $205,419, $397,340 and
$502,654.


CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's and the Portfolio's custodian and fund accounting agent and the Fund's transfer and dividend disbursing agent. Pursuant to the Custodian Contracts, State Street is responsible for maintaining the books of account and records of portfolio transactions and holding portfolio securities and cash. In addition, the Custodian has entered into subcustodian agreements on behalf of the Portfolio with Bankers Trust Company for the purpose of holding TENR Notes and with Bank of New York and Chemical Bank, N.A. for the purpose of holding certain variable rate demand notes. The custodian maintains portfolio transaction records. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

         The Trust on behalf of the Fund has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a Service Organization. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Fund's transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; monitoring the activities of the Fund's transfer agent; and providing other related services.

         Under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan for these services a fee at the annual rate (expressed as a percentage of the average daily net asset value of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent) of 0.05%. Morgan acts as shareholder servicing agent for all shareholders.


         The Fund paid the following shareholder servicing fee to Morgan for the period November 4, 1997 (commencement of operations) through the fiscal year ended August 31, 1998: $696.


         As discussed under "Investment Advisor," the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and providing administrative services to the Fund and the Portfolio under the Services Agreements, and the activities of JPMIM in acting as Advisor to the Portfolio under the Investment Advisory Agreement may raise issues under these laws. However, JPMIM and Morgan believe that they may properly perform these services and the other activities described in the Prospectus without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

         If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Fund or the Portfolio might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

SERVICE ORGANIZATION

         The Trust, on behalf of the Fund, has adopted a service plan (the "Plan") with respect to the shares which authorizes the Fund to compensate Service Organizations for providing certain account administration and other services to their customers who are beneficial owners of such shares. Pursuant to the Plan, the Trust, on behalf of the Fund, enters into agreements with Service Organizations which purchase shares on behalf of their customers ("Service Agreements"). Under such Service Agreements, the Service Organizations may: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain or assist in maintaining account records for each customer who beneficially owns shares, and (c) process or assist in processing customer orders to purchase, redeem and exchange shares, and handle or assist in handling the transmission of funds representing the customers' purchase price or redemption proceeds. As compensation for such services, the Trust on behalf of the Fund pays each Service Organization a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the shares of the Fund attributable to or held in the name of such Service Organization for its customers (0.20% where J.P. Morgan acts as a service organization).

         Conflicts of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in shares. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in shares. In addition, under some state securities laws, banks and other financial institutions purchasing shares on behalf of their customers may be required to register as dealers.

         The Trustees of the Trust, including a majority of Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan or the related Service Agreements, initially voted to approve the Plan and Service Agreements at a meeting called for the purpose of voting on such Plan and Service Agreements on April 9, 1997. The Plan was approved by the initial shareholders of each Fund on June 3, 1997, remains in effect until July 10, 1998 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding shares of the Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the disinterested Trustees as described above or by a vote of a majority of the outstanding shares of the Fund on not more than 60 days' written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons shall be determined by the non-interested members of the Board of Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Funds and Fund shareholders. In the Trustees' quarterly review of the Plan and Service Agreements, they will consider their continued appropriateness and the level of compensation provided therein.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust and the Portfolio are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund and the Portfolio, assists in the preparation and/or review of the Fund's and the Portfolio's federal and state income tax returns and consults with the Fund and the Portfolio as to matters of accounting and federal and state income taxation.


EXPENSES


         In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees and Officers," "Investment Advisor," "Co-Administrator", "Distributor", "Services Agent" and "Shareholder Servicing" above, the Fund and the Portfolio are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, costs associated with their registration fees under federal securities laws, and extraordinary expenses applicable to the Fund or the Portfolio. For the Fund, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Portfolio, such expenses also include custodian fees. For additional information regarding waivers or expense subsidies, see the Prospectus.

         J.P. Morgan has agreed that it will reimburse the Fund until further notice to the extent necessary to maintain the Fund's total operating expenses (which include expenses of the Fund and the Portfolio) at the annual rate of 0.45% of the Fund's average daily net assets. This limit does not cover extraordinary expenses. This reimbursement/waiver arrangement can be changed at any time at the option of J.P. Morgan.

         For the period November 3, 1997 (commencement of operations) through August 31, 1998, J.P. Morgan reimbursed the Fund $72,847 in fees and other expenses under the expense reimbursement arrangement described above.


PURCHASE OF SHARES

         Method of Purchase. Investors may open accounts with the Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Fund is authorized to accept any instructions relating to a Fund account from Morgan as shareholder servicing agent for the customer. All purchase orders must be accepted by the Distributor. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Trust reserves the right to determine the purchase orders that it will accept.

         References in the Prospectus and this Statement of Additional Information to customers of Morgan or a Service Organization include customers of their affiliates and references to transactions by customers with Morgan or a Service Organization include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of the Fund may make transactions in shares of the Fund.

         The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Portfolio;
(ii) be acquired by the Fund for investment and not for resale (other than for resale to the Portfolio); and (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of a Service Organization, and the Service Organization may charge the investor a fee for this service and other services it provides to its customers.

REDEMPTION OF SHARES

         Investors may redeem shares as described in the Prospectus. Shareholders redeeming shares of the Fund should be aware that the Fund attempts to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that it will be able to continue to do so, and in that case the net asset value of the Fund's shares might deviate from $1.00 per share.
Accordingly, a redemption request might result in payment of a dollar amount which differs from the number of shares redeemed. See "Net Asset Value" below.

         If the Trust, on behalf of the Fund, and the Portfolio determine that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust, on behalf of the Fund, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind.

         Further Redemption Information. Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of the Fund, and the Portfolio reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or
(iv) for such other periods as the SEC may permit.

EXCHANGE OF SHARES

         An investor may exchange shares from the Fund into shares of any other J.P. Morgan Institutional or J.P. Morgan mutual fund, without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

         The Fund declares and pays dividends and distributions as described in the Prospectus.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

         The Fund computes its net asset value once daily on Monday through Friday as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. In the event that trading in the money markets is scheduled to end earlier than the close of the New York Stock Exchange in observance of these holidays, the Fund and Portfolio would expect to close for purchases and redemptions an hour in advance of the end of trading in the money markets. The Fund and the Portfolio may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. On any business day when the Public Securities Association ("PSA") recommends that the securities market close early, the Fund reserves the right to cease accepting purchase and redemption orders for same business day credit at the time PSA recommends that the securities market close. On days the Fund closes early, purchase and redemption orders received after the PSA-recommended closing time will be credited the next business day. The days on which net asset value is determined are the Fund's business days.

         The net asset value of the Fund is equal to the value of the Fund's investment in the Portfolio (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Portfolio in valuing its assets.

         The Portfolio's portfolio securities are valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of the Fund of $1.00. No assurances can be given that this goal can be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Trustees will take steps necessary to reduce such deviation, such as changing the Fund's dividend policy, shortening the average portfolio maturity, realizing gains or losses, or reducing the number of outstanding Fund shares. Any reduction of outstanding shares will be effected by having each shareholder contribute to the Fund's capital the necessary shares on a pro rata basis. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Fund. See "Taxes."

PERFORMANCE DATA

         From time to time, the Fund may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Current performance information for the Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information.

         Yield Quotations. As required by regulations of the SEC, current yield for the Fund is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period, dividing the net change in account value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield for the Fund is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares. The tax equivalent yield is computed by first computing the yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal income tax purposes is determined. This portion of the yield is then divided by one minus the stated assumed federal income tax rate for individuals and then added to the portion of the yield that is not attributable to securities, the income of which was tax exempt.

         Below is set forth historical yield information for the periods indicated:

     The historical yield information of the Fund for the period ended August 31, 1998 is as follows: 7-day current yield: 2.85%; 7-day tax equivalent yield at 39.6% tax rate: 4.72%; 7-day effective yield: 2.89%.



         Total return quotations. Historical performance information for periods prior to the establishment of the Fund will be that of its related series of the J.P. Morgan Funds and will be presented in accordance with applicable SEC staff interpretations. The applicable financial information in the registration statement for the J.P. Morgan Funds (Registration Nos. 033-54632 and 811-07340) is incorporated herein by reference.


         The historical performance information shown below may reflect operating expenses which were lower than those of the Fund. These returns may be higher than would have occurred if an investment had been made during the periods indicated in the Fund.


         Historical return information for the Fund's related series of the J.P. Morgan Funds for the period ended August 31, 1998 is as follows: Average annual total return, 1 year: 3.65%; Average annual total return, 5 years: 3.12%; average annual total return, 10 years: 3.73%; aggregate total return, 1 year:
3.65%; aggregate total return, 5 years:16.62%; aggregate total return, 10 years:44.17%.

         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

         General. The Fund's performance will vary from time to time depending upon market conditions, the composition of the Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products
(including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund. PORTFOLIO TRANSACTIONS

     The Advisor places orders for the Portfolio for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Portfolio. See "Investment Objectives and Policies."

         Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         Portfolio transactions for the Portfolio will be undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates. The Portfolio may engage in short-term trading consistent with its objective. See "Investment Objective and Policies -- Portfolio Turnover." The Portfolio will not seek profits through short-term trading, but the Portfolio may dispose of any portfolio security prior to its maturity if it believes such disposition is appropriate even if this action realizes profits or losses.

         In connection with portfolio transactions for the Portfolio, the Advisor intends to seek the best price and execution on a competitive basis for both purchases and sales of securities.

         The Portfolio has a policy of investing only in securities with maturities of not more than thirteen months, which will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments which the Portfolio makes, turnover resulting from such investments should not adversely affect the net asset value or net income of the Portfolio.


         Subject to the overriding objective of obtaining best execution of orders, the Advisor may allocate a portion of the Portfolio's brokerage transactions to affiliates of the Advisor. In order for affiliates of the Advisor to effect any portfolio transactions for the Portfolio, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trustees of the Portfolio, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.


         Portfolio securities will not be purchased from or through or sold to or through the Co-Administrator, the Distributor or the Advisor or any other "affiliated person" (as defined in the 1940 Act) of the Co-Administrator, Distributor or Advisor when such entities are acting as principals, except to the extent permitted by law. In addition, the Portfolio will not purchase securities during the existence of any underwriting group relating thereto of which the Advisor or an affiliate of the Advisor is a member, except to the extent permitted by law.

         On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers including other Portfolios, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

MASSACHUSETTS TRUST

         The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

         Effective January 1, 1998, the name of the Trust was changed from "The JPM Institutional Funds" to "J.P. Morgan Institutional Funds," and the Fund's name changed accordingly.

         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

         No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

         The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

     The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in the Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of the Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

         The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.


         The Trustees have authorized the issuance and sale to the public of shares of 22 series of the Trust. The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.


         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see the Prospectus.


     As of January 31, 1999, the following owned of record more than 5% of the outstanding shares of the Fund: Bank of New York FBO Mediaquest International Corp. (26.03%); Hare & Co. (69.24%).


         The address of each owner listed above is c/o Morgan, 522 Fifth Avenue, New York, New York, 10036. As of the date of this Statement of Additional Information, the officers and Trustees as a group owned less than 1% of the shares of the Fund.

SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in the Master Portfolio, a separate registered investment company with the same investment objective and policies as the Fund. Generally, when a Master Portfolio seeks a vote to change a fundamental investment restriction, its feeder fund(s) will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote.

         In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Morgan at (800) 766-7722.

         The Trust may withdraw the investment of the Fund from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions in accordance with the investment policies with respect to the Portfolio described above and in the Fund's prospectus.

         Certain changes in the Portfolio's fundamental investment policies or restrictions, or a failure by the Fund's shareholders to approve such change in the Portfolio's investment restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

         Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns.

         Additionally, because the Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no affect on the outcome of such matters.

TAXES

         The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Prospectus. These laws and regulations are subject to change by legislative or administrative action.

         The Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, investments of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As a regulated investment company, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's timing requirements.

         Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends generally will be taxable to a shareholder in the year declared rather than the year paid.

         The Fund intends to qualify to pay exempt-interest dividends to its shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax exempt securities. An exempt-interest dividend is that part of dividend distributions made by the Fund which is properly designated as consisting of interest received by the Fund on tax exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Fund, other than the alternative minimum tax under certain circumstances. In view of the Fund's investment policies, it is expected that a substantial portion of all dividends will be exempt-interest dividends, although the Fund may from time to time realize and distribute net short-term capital gains and may invest limited amounts in taxable securities under certain circumstances.

         Distributions of net investment income and realized net short-term capital gains in excess of net long-term capital loss (other than exempt interest dividends) are generally taxable to shareholders of the Fund as ordinary income whether such distributions are taken in cash or reinvested in additional shares. Distributions to corporate shareholders of the Fund are not eligible for the dividends received deduction. Distributions of net long-term capital gains (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of the Fund as long-term capital gains, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.

         To maintain a constant $1.00 per share net asset value, the Trustees of the Trust may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses. The adjustment may result in a shareholder having more dividend income than net income in his account for a period. When the number of outstanding shares of the Fund is reduced, the shareholder's basis in the shares of the Fund may be adjusted to reflect the difference between taxable income and net dividends actually distributed. This difference may be realized as a capital loss when the shares are liquidated. Subject to certain limited exceptions, capital losses cannot be used to offset ordinary income. See "Net Asset Value."

         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put is acquired or a call option is written thereon or straddle rules are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by the Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above.

         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder is subject to maximum tax rate of 20%. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses. Additionally, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced by securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund.

         If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

         Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless IRS Form W-8 is provided. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

         State and Local Taxes. The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolio is organized as a New York trust. The Portfolio is not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by the Fund in the Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Portfolio's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities, whichever is less.

         Telephone calls to the Fund, J.P. Morgan or Service Organizations as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act and the Portfolio's registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements.
Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.


The Year 2000 Initiative

         With the new millennium rapidly approaching, organizations are examining their computer systems to ensure they are year 2000 compliant. The issue, in simple terms, is that many existing computer systems use only two numbers to identify a year in the date field with the assumption that the first two digits are always 19. As the century is implied in the date, on January 1, 2000, computers that are not year 2000 compliant will assume the year is 1900. Systems that calculate, compare, or sort using the incorrect date will cause erroneous results, ranging from system malfunctions to incorrect or incomplete transaction processing. If not remedied, potential risks include business interruption or shutdown, financial loss, reputation loss, and/or legal liability.


         J.P. Morgan has undertaken a firmwide initiative to address the year 2000 issue and has developed a comprehensive plan to prepare, as appropriate, its computer systems. Each business line has taken responsibility for identifying and fixing the problem within its own area of operation and for addressing all interdependencies. A multidisciplinary team of internal and external experts supports the business teams by providing direction and firmwide coordination. Working together, the business and multidisciplinary teams have completed a thorough education and awareness initiative and a global inventory and assessment of J.P. Morgan's technology and application portfolio to understand the scope of the year 2000 impact at J.P. Morgan. J.P. Morgan presently is renovating and testing these technologies and applications in partnership with external consulting and software development organizations, as well as with year 2000 tool providers. J.P. Morgan has substantially completed renovation, testing, and validation of its key systems and is preparing to participate in industry-wide testing (or streetwide testing) in 1999. J.P. Morgan is also working with key external parties, including clients, counterparties, vendors, exchanges, depositories, utilities, suppliers, agents and regulatory agencies, to stem the potential risks the year 2000 problem poses to J.P. Morgan and to the global financial community. For potential failure scenarios where the risks are deemed significant and where such risk is considered to have a higher probability of occurrence, J.P. Morgan will attempt to develop business recovery/contingency plans. These plans, which are being developed in the first half of 1999, will define the infrastructure that should be put in place for managing a failure during the millennium event itself.

         Costs associated with efforts to prepare J.P. Morgan's systems for the year 2000 approximated $95 million in 1997 and $112 million for the first nine months of 1998. In 1999, J.P. Morgan is continuing its efforts to prepare its systems for the year 2000. The total cost to become year-2000 compliant is estimated at $300 million (for firmwide systems upgrade, not just for systems relating to mutual funds), for internal systems renovation and testing, testing equipment, and both internal and external resources working on the project. The costs associated with J.P. Morgan becoming year-2000 compliant will be borne by J.P. Morgan and not the Fund.








FINANCIAL STATEMENTS

         The financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference from the Fund's August 31, 1998 annual report filing made with the SEC on October 30, 1998 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder (Accession Number 0001047469-98-038755). The financial statements are available without charge upon request by calling J.P. Morgan Funds Services at (800) 766-7722. The Fund's financial statements include the financial statements of the Portfolio.



APPENDIX A

Description of Security Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

     AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

Commercial Paper, including Tax Exempt

     A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

     A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

Short-Term Tax-Exempt Notes

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Commercial Paper, including Tax Exempt

Prime-1  -   Issuers rated Prime-1 (or related  supporting  institutions)
             have  a  superior   capacity  for   repayment  of   short-term
             promissory   obligations.   Prime-1  repayment  capacity  will
             normally be evidenced by the following characteristics:

         -   Leading market positions in well established industries.
         -   High rates of return on funds employed.
         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax Exempt Notes

MIG-1             - The short-term  tax-exempt  note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.







                          J.P. MORGAN INSTITUTIONAL FUNDS


            J.P. MORGAN INSTITUTIONAL SERVICE PRIME MONEY MARKET FUND
          J.P. MORGAN INSTITUTIONAL SERVICE TREASURY MONEY MARKET FUND
           J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND









                     STATEMENT OF ADDITIONAL INFORMATION


                                  MARCH 1, 1999





















THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 1, 1999 FOR THE FUND OR FUNDS LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORTS RELATING TO THE FUNDS LISTED ABOVE DATED OCTOBER 31, 1998 AND NOVEMBER 30, 1998. THE PROSPECTUS AND THESE FINANCIAL STATEMENTS FOR THE FUNDS LISTED ABOVE, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORT ON THE ANNUAL FINANCIAL STATEMENTS, ARE AVAILABLE, WITHOUT CHARGE, UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: J.P. MORGAN INSTITUTIONAL SERVICE FUNDS (800) 221-7930.

                             Table of Contents



                                                                         Page
General.....................................................................1
Investment Objectives and Policies..........................................1
Investment Restrictions.....................................................9
Trustees and Officers......................................................14
Investment Advisor.........................................................18
Distributor................................................................21
Co-Administrator...........................................................21
Services Agent.............................................................22
Custodian and Transfer Agent...............................................23
Shareholder Servicing......................................................24
Service Organization.......................................................25
Independent Accountants....................................................26
Expenses...................................................................26
Purchase of Shares.........................................................27
Redemption of Shares.......................................................28
Exchange of Shares.........................................................29
Dividends and Distributions................................................29
Net Asset Value............................................................29
Performance Data...........................................................30
Portfolio Transactions.....................................................32
Massachusetts Trust........................................................33
Description of Shares......................................................34
Special Information Concerning
Investment Structure.......................................................36
Taxes......................................................................37
Additional Information.....................................................40
Appendix A - Description of Security Ratings...............................A-1

GENERAL

         This Statement of Additional Information relates only to the J.P. Morgan Institutional Service Prime Money Market Fund, the J.P. Morgan Institutional Service Treasury Money Market Fund and the J.P. Morgan
Institutional Service Federal Money Market Fund (each, a "Fund" and collectively, the "Funds"). Each Fund is a series of shares of beneficial interest of the J.P. Morgan Institutional Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Funds, the Trust consists of other series representing separate investment funds (each a "J.P. Morgan Institutional Fund"). The other J.P. Morgan Institutional Funds are covered by separate Statements of Additional Information.

         This Statement of Additional Information describes the financial history, investment objective and policies, management and operation of each of the Funds and provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Trust's executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Master Portfolio (the "Portfolio"), a corresponding open-end management investment company having the same investment objective as the Fund. Each Fund invests in a Portfolio through a two-tier master-feeder investment fund structure. See "Special Information Concerning Investment Structure."


     Each Portfolio is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").


         Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York, ("Morgan"), an affiliate of the Advisor, or any other bank. Shares of a Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVES AND POLICIES

         The following discussion supplements the information regarding the investment objective of each Fund and the policies to be employed to achieve the objective by each Portfolio as set forth herein and in the applicable Prospectus. Since the investment characteristics and experiences of each Fund correspond directly with those of its corresponding Portfolio, the discussion in this Statement of Additional Information focuses on the investments and investment policies of each Portfolio. Accordingly, references below to a Portfolio also include the corresponding Fund; similarly, references to a Fund also include the corresponding Portfolio unless the context requires otherwise.

         J.P. Morgan Institutional Service Prime Money Market Fund (the "Prime Money Market Fund") is designed for investors who seek high current income consistent with the preservation of capital and same-day liquidity from a portfolio of high quality money market instruments. The Prime Money Market Fund's investment objective is to maximize current income consistent with the preservation of capital and same-day liquidity. The Prime Money Market Fund attempts to achieve this objective by investing all of its investable assets in The Prime Money Market Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Prime Money Market Fund.

         The Portfolio seeks to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. dollar denominated securities described in this Statement of Additional Information that meet certain rating criteria, present minimal credit risk and have effective maturities of not more than thirteen months. The Portfolio's ability to achieve maximum current income is affected by its high quality standards. See "Quality and Diversification Requirements."


         J.P. Morgan Institutional Service Treasury Money Market Fund (the "Treasury Money Market Fund") is designed for investors who seek high current income consistent with the preservation of capital and same-day liquidity from a portfolio of high quality money market instruments. The Treasury Money Market Fund's investment objective is to provide current income, consistent with the preservation of capital and same-day liquidity. The Treasury Money Market Fund attempts to accomplish this objective by investing all of its investable assets in The Treasury Money Market Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Treasury Money Market Fund.


         The Portfolio attempts to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. Treasury securities and related repurchase agreement transactions as described in this Statement of Additional Information that have effective maturities of not more than thirteen months. See "Quality and Diversification Requirements."


         J.P. Morgan Institutional Service Federal Money Market Fund (the "Federal Money Market Fund") is designed for investors who seek high current income consistent with the preservation of capital and same-day liquidity from a portfolio of high quality money market instruments. The Federal Money Market Fund's investment objective is to provide current income, consistent with the preservation of capital and same-day liquidity. The Federal Money Market Fund attempts to accomplish this objective by investing all of its investable assets in The Federal Money Market Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Federal Money Market Fund.


         The Portfolio attempts to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. Treasury securities and in obligations of certain U.S. Government agencies, as described in this Statement of Additional Information that have effective maturities of not more than thirteen months. See "Quality and Diversification Requirements."

Money Market Instruments

     A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

     U.S.  Treasury  Securities.   Each  of  the  Funds  may  invest  in  direct
obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         Additional U.S. Government Obligations. Each of the Funds (other than the Treasury Money Market Fund) may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations;
(ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.


         Foreign Government Obligations. The Prime Money Market Fund, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. See "Foreign Investments." These securities must be denominated in the U.S. dollar.

         Bank Obligations. The Prime Money Market Fund, unless otherwise noted in the Prospectus or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Prime Money Market Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Prime Money Market Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).


         Commercial Paper. The Prime Money Market Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan, an affiliate of the Advisor, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment.

         Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Prime Money Market Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Prime Money Market Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Prime Money Market Fund to be liquid because they are payable upon demand. The Prime Money Market Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.


         Asset-backed Securities. The Prime Money Market Fund may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets, such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Asset-backed securities provide periodic payments that generally consist of both interest and principle payments. Consequently, the life of an asset-backed security varies with the prepayment experience of the underlying obligations. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

         Repurchase Agreements. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved  by the  Funds'  Trustees.  In a  repurchase  agreement,  a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will any Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Treasury Money Market Fund will only enter into repurchase agreements involving U.S. Treasury securities. The Federal Money Market Fund may only enter into repurchase agreements involving U.S. Treasury securities and Permitted Agency Securities. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. Each Fund will be fully collateralized within the meaning of paragraph (a)(4) of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

         The Prime Money Market Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including, without limitation, corporate and foreign bonds and other obligations described in the Prospectus or this Statement of Additional Information.

Foreign Investments

         The Prime Money Market Fund may invest in certain foreign securities. All investments must be U.S. dollar-denominated. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

         Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Additional Investments

         Municipal Bonds. The Prime Money Market Fund may invest in municipal bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their Political subdivisions, agencies, authorities and instrumentalities. The Prime Money Market Fund may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. These municipal bonds and notes will be taxable securities; income generated from these investments will be subject to federal, state and local taxes.

         When-Issued and Delayed Delivery Securities. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transactions defaults. It is the current policy of each Fund (except the Treasury Money Market Fund) not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of a Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

         Investment Company Securities. Securities of other investment companies may be acquired by each of the Funds and their corresponding Portfolios to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (its corresponding Portfolio). As a shareholder of another investment company, a Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund or Portfolio bears directly in connection with its own operations.

     Reverse Repurchase Agreements. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for each Fund's limitations on reverse repurchase agreements and bank borrowings.

         Loans of Portfolio Securities. Subject to applicable investment restrictions, each Fund is permitted to lend its securities in an amount up to 33 1/3% of the value of the Fund's net assets. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Funds in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The risks to each Fund with respect to borrowers of its portfolio securities are similar to the risks to the Funds with respect to sellers in repurchase agreement transactions. See "Repurchase Agreements". The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Advisor or the Distributor, unless otherwise permitted by applicable law.

         Illiquid Investments, Privately Placed and Certain Unregistered Securities. The Funds, except the Treasury Money Market Fund, may invest in privately placed, restricted, Rule 144A or other unregistered securities. No Fund may acquire any illiquid holdings if, as a result thereof, more than 10% of a Funds' net assets would be in illiquid investments. Subject to this fundamental policy limitation (Prime Money Market Fund only), the Portfolios may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolios. The price the Portfolios pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

         The Funds may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

         As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

         Synthetic Instruments. The Prime Money Market Fund may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The certificates are generally sold in private placements in reliance on Rule 144A. The Advisor will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor those risks. See "Illiquid Investments, Privately Placed and Certain Unregistered Securities".

Quality and Diversification Requirements

         Each of the Funds intends to meet the diversification requirements of the 1940 Act. Current 1940 Act requirements require that with respect to 75% of the assets of each Fund are subject to the following fundamental limitations:
(1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

         At the time any of the Funds invest in any taxable commercial paper, master demand obligation, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in Morgan's opinion.

         Prime Money Market Fund. In order to maintain a stable net asset value, the Prime Money Market Fund will (i) limit its investment in the securities (other than U.S. Government securities) of any one issuer to no more than 5% of its assets, measured at the time of purchase, except for investments held for not more than three business days; and (ii) limit investments to securities that present minimal credit risks and securities (other than U.S. Government securities) that are rated within the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by the only NRSRO that has rated the security. Securities which originally had a maturity of over one year are subject to more complicated, but generally similar rating requirements. A description of illustrative credit ratings is set forth in "Appendix A." The Fund may also purchase unrated securities that are of comparable quality to the rated securities described above. Additionally, if the issuer of a particular security has issued other securities of comparable priority and security and which have been rated in accordance with (ii) above, that security will be deemed to have the same rating as such other rated securities.

         In addition, the Board of Trustees has adopted procedures which (i) require the Board of Trustees to approve or ratify purchases by the Fund of securities (other than U.S. Government securities) that are unrated; (ii) require the Fund to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of not more than thirteen months; and (iii) require the Fund, in the event of certain downgradings of or defaults on portfolio holdings, to dispose of the holding, subject in certain circumstances to a finding by the Trustees that disposing of the holding would not be in the Fund's best interest.

         Treasury Money Market Fund. In order to maintain a stable net asset value, the Treasury Money Market Fund will limit its investments to direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and related repurchase agreement transactions, each having a remaining maturity of not more than thirteen months at the time of purchase and will maintain a dollar-weighted average portfolio maturity of not more than 90 days.

         Federal Money Market Fund. In order to maintain a stable net asset value, the Federal Money Market Fund will limit its investments to direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and certain U.S. Government agency securities with remaining maturities of not more than thirteen months at the time of purchase and will maintain a dollar-weighted average portfolio maturity of not more than 90 days.

INVESTMENT RESTRICTIONS

         The investment restrictions of each Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio unless the context requires otherwise; similarly, references to a Portfolio also include its corresponding Fund unless the context requires otherwise.

         The investment restrictions below have been adopted by the Trust with respect to each Fund and, except as noted, by each corresponding Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

         The Treasury Money Market Fund and its corresponding portfolio:

1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

     3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

4. May not borrow money, except to the extent permitted by applicable law;

5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate;

7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

         The Prime Money Market Fund may not:

1. Acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the Fund's net assets would be in investments which are illiquid;

2. Enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements;

3. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of the Fund's total assets, taken at cost, at the time of such borrowing. Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund while such borrowings are outstanding. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and shall not apply to reverse repurchase agreements;

4. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund. This limitation shall not apply to issues of the U.S. Government, its agencies or instrumentalities and to permitted investments of up to 25% of the Fund's total assets;

5. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of the Fund's total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities, negotiable certificates of deposit, time deposits, and bankers' acceptances of U.S. branches of U.S. banks;

6. Make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies (see "Investment Objectives and Policies");

7. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, or commodity contracts or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts;

8. Purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

9. Acquire securities of other investment companies, except as permitted by the 1940 Act;

10.      Act as an underwriter of securities; or

11. Issue senior securities, except as may otherwise be permitted by the foregoing investment restrictions or under the 1940 Act or any rule, order or interpretation thereunder.

         The Prime Money Market Portfolio, except as noted below, has adopted substantially similar fundamental investment restrictions. Investment restrictions numbered 8 and 9 above are non-fundamental for the Portfolio. The Portfolio's fundamental borrowing restriction allows the Portfolio to borrow to the extent permitted by law, currently 33-1/3% of total assets. The Portfolio, however, has adopted a non-fundamental investment restriction limiting its borrowing ability to 10% of total assets.
These differences are not expected to materially affect the management of the Portfolio.

         The Federal Money Market Fund may not:

1. Enter into reverse repurchase agreements which together with any other borrowing exceeds in the aggregate one-third of the market value of the Fund's or the Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements;

2. Borrow money (not including reverse repurchase agreements), except from banks for temporary or extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Fund's or the Portfolio's total assets, taken at cost at the time of such borrowing (and provided that such borrowings and reverse repurchase agreements do not exceed in the aggregate one-third of the market value of the Fund's and the Portfolio's total assets less liabilities other than the obligations represented by the bank borrowings and reverse repurchase agreements). Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts up to 10% of the value of the Fund's or the Portfolio's net assets at the time of such borrowing. The Fund or the Portfolio will not purchase securities while borrowings exceed 5% of the Fund's or the Portfolio's total assets, respectively; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund while such borrowings are outstanding. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes;

3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's or the Portfolio's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund. This limitation also shall not apply to issues of the U.S. Government and repurchase agreements related thereto;

4. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of the Fund's or the Portfolio's total assets; provided, however, that the Fund may invest all or part of its assets in an open-end management investment company with the same investment objective and restrictions as the Fund. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities and repurchase agreements related thereto;

5. Make loans, except through purchasing or holding debt obligations, repurchase agreements, or loans of portfolio securities in accordance with the Fund's or the Portfolio's investment objective and policies (see "Investment Objectives and Policies");

6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, or commodity contracts or interests in oil, gas, or mineral exploration or development programs;

7. Purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

8. Acquire securities of other investment companies, except as permitted by the 1940 Act or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the Fund's assets in an open-end management investment company with the same investment objective and restrictions as the Fund;

9.       Act as an underwriter of securities; or

10. Issue senior securities, except as may otherwise be permitted by the foregoing investment restrictions or under the 1940 Act or any rule, order or interpretation thereunder.

         The Federal Money Market Portfolio, except as noted below, has adopted substantially similar fundamental investment restrictions. Investment restrictions numbered 7 and 8 above are non-fundamental for the Portfolio. The Portfolio's fundamental borrowing restriction allows the Portfolio to borrow to the extent permitted by law, currently 33-1/3% of total assets. The Portfolio, however, has adopted a non-fundamental investment restriction limiting its borrowing ability to 10% of total assets.
These differences are note expected to materially affect the management of the portfolio.

         Non-Fundamental Investment Restrictions - Treasury Money Market Fund. The investment restrictions described below are not fundamental policies of the Fund and its Portfolio and may be changed by their Trustees. These non-fundamental investment policies require that the Fund and its corresponding
Portfolio:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid;

(ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities

     (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

         Non-Fundamental Investment Restrictions - Prime Money Market Fund. The investment restriction described below is not a fundamental policy of the Prime Money Market Fund or its corresponding Portfolio and may be changed by their respective Trustees. This non-fundamental investment policy requires that the Prime Money Market Fund and its corresponding Portfolio may not:

(i) enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.

     Non-Fundamental   Investment  Restrictions  -  Federal  Money  Market.  The
investment restriction described below is not a fundamental policy of the Fund or the Portfolio and may be changed by their respective Trustees. This non-fundamental investment policy requires that the Fund may not:

(i) acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the Fund's net assets would be in investments that are illiquid.

         Notwithstanding any other fundamental or non-fundamental investment restriction or policy, each Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of fundamental investment restrictions regarding industry concentration, the Advisor may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Advisor determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the
Advisor may classify accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

TRUSTEES AND OFFICERS

Trustees

         The Trustees of the Trust, who are also the Trustees of each of the Portfolios, their business addresses, principal occupations during the past five years and dates of birth are set forth below.

     FREDERICK S. ADDY--Trustee; Retired; Prior to April 1994, Executive Vice President and Chief Financial Officer, Amoco Corporation. His address is 5300 Arbutus Cove, Austin, Texas 78746, and his date of birth is January 1, 1932.

     WILLIAM  G.  BURNS--Trustee;   Retired,  Former  Vice  Chairman  and  Chief
Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, Florida 32779, and his date of birth is November 2, 1932.

     ARTHUR C. ESCHENLAUER--Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, New Jersey 08540, and his date of birth is May 23, 1934.

     MATTHEW HEALEY1--Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1993. His address is Pine Tree

         Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436, and his date of birth is August 23, 1937.

     MICHAEL P. MALLARDI--Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His address is 10 Charnwood Drive, Suffern, New York 10910, and his date of birth is March 17, 1934.

         The Trustees of the Trust are the same as the Trustees of each of the Portfolios. In accordance with applicable state requirements, a majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, each of the Portfolios and the J.P. Morgan Funds up to and including creating a separate board of trustees.

         Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), the J.P. Morgan Funds and J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.

         Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 1998 are set forth below.

------------------------------- ------------------- ----------------------------

                                                    TOTAL TRUSTEE COMPENSATION
                                                    ACCRUED BY THE MASTER
                                AGGREGATE TRUSTEE   PORTFOLIOS(*),  J.P. MORGAN
                                COMPENSATION        FUNDS, J.P. MORGAN SERIES
                                PAID BY THE         TRUST AND THE TRUST DURING
NAME OF TRUSTEE                 TRUST DURING 1998   1998(***)
------------------------------- ------------------- ----------------------------
------------------------------- ------------------- ----------------------------

Frederick S. Addy, Trustee      $ 20,055            $ 75,000
------------------------------- ------------------- ----------------------------
------------------------------- ------------------- ----------------------------

William G. Burns, Trustee       $ 20,055            $ 75,000
------------------------------- ------------------- ----------------------------
------------------------------- ------------------- ----------------------------

Arthur C. Eschenlauer, Trustee  $ 20,055            $ 75,000
------------------------------- ------------------- ----------------------------
------------------------------- ------------------- ----------------------------

Matthew Healey, Trustee(**),    $ 20,055            $ 75,000
  Chairman and Chief Executive
  Officer
------------------------------- ------------------- ----------------------------
------------------------------- ------------------- ----------------------------

Michael P. Mallardi, Trustee    $ 20,055            $ 75,000

------------------------------- ------------------- ----------------------------

     (*) Includes the Portfolio and 16 other portfolios (collectively, the "Master Portfolios") for which JPMIM acts as investment adviser.

     (**) During 1998, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $157,400, contributed $23,610 to a defined contribution plan on his behalf and paid $17,700 in insurance premiums for his benefit.

     (***) No investment company within the fund complex has a pension or retirement plan. Currently there are 17 investment companies (14 investment companies comprising the Master Portfolios, the J.P.

Morgan Funds, the Trust and J.P. Morgan Series Trust) in the fund complex.

         The Trustees decide upon general policies and are responsible for overseeing the Trust's and Portfolio's business affairs. Each of the Portfolios and the Trust has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolios and the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for The Pierpont Family of Funds (now the J.P. Morgan Family of Funds), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolios have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services to the Trust, the Portfolios and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.

         The aggregate fees paid to Pierpont Group, Inc. by each Fund (except the Federal Money Market Fund) and its corresponding Portfolio during the indicated fiscal periods are set forth below:


Prime Money Market Fund -- For the period October 23, 1997 (commencement of operations) through November 30, 1997 and for the fiscal year ended November 30, 1998: $1 and $8,475, respectively. The Prime Money Market Portfolio -- For the fiscal years ended November 30, 1996, 1997 and 1998: $157,428, $143,027 and
$173,032, respectively.

Treasury Money Market Fund -- For the period July 7, 1997 (commencement of operations) through October 31, 1997 and for the fiscal year ended October 31, 1998: $251 and $10,469, respectively. The Treasury Money Market Portfolio -- For the period July 7, 1997 (commencement of operations) through October 31, 1997 and for the fiscal year ended October 31, 1998: $800 and $15,548, respectively.

Federal Money Market Fund -- For the period November 5, 1997 (commencement of operations) through October 31, 1998: $264 The Federal Money Market Portfolio -- For the fiscal years ended October 31, 1996, 1997 and 1998: $16,144, $12,004 and $25,893, respectively.


Officers

         The Trust's and Portfolios' executive officers (listed below), other than the Chief Executive Officer, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust and the Portfolios. The Trust and the Portfolios have no employees.

         The officers of the Trust and the Portfolios, their principal occupations during the past five years and dates of birth are set forth below. Unless otherwise specified, each officer holds the same position with the Trust and each Portfolio. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436. His date of birth is August 23, 1937.

     MARGARET W. CHAMBERS; Vice President and Secretary. Senior Vice President and General Counsel of FDI since April, 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.

         MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies distributed or administered by FDI. Prior to July 1994, she was President and Chief Compliance Officer of FDI. Her date of birth is August 1, 1957.

     DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Assistant Vice President and Assistant Department Manager of Treasury Services and Administration of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. His date of birth is March 31, 1969.

     JACQUELINE HENNING (of The Prime Money Market Portfolio only); Assistant Secretary and Assistant Treasurer of the Portfolios only. Managing Director, State Street Cayman Trust Company, Ltd. since October 1994. Prior to October 1994, Mrs. Henning was head of mutual funds at Morgan Grenfell in Cayman and was Managing Director of Bank of Nova Scotia Trust Company (Cayman) Limited prior to September 1993. Address: P.O. Box 2508 GT, Elizabethan Square, 2nd Floor, Shedden Road, George Town, Grand Cayman, Cayman Islands, BWI. Her date of birth is March 24, 1942.

     KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Prior to May 1994, Ms. Jacoppo-Wood was a senior paralegal at The Boston Company Advisors, Inc. ("TBCA"). Her date of birth is December 29, 1966.

     CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. Prior to April 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. His date of birth is December 24, 1964.

     KATHLEEN K. MORRISEY; Vice President and Assistant Secretary. Vice President and Assistant Secretary of FDI. Manager of Treasury Services
Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. From July 1994 to November 1995, Ms. Morrisey was a Fund Accountant II for Investors Bank & Trust Company. Prior to July 1994 she was a finance student at Stonehill College. Her date of birth is July 5, 1972.

     MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual
     and an officer of certain investment companies distributed or administered by FDI. Prior to August 1994, Ms. Nelson was an Assistant Vice President and Client Manager for The Boston Company, Inc. Her date of birth is April 22, 1964.

     MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Prior to September 1995, Ms. Pace served as a Fund Administrator for Morgan Guaranty Trust Company of New York. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

     MICHAEL S. PETRUCELLI; Vice President and Assistant Secretary. Senior Vice President and Director of Strategic Client Initiatives for FDI since December 1996. From December 1989 through November 1996, Mr. Petrucelli was employed with GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE Investment Services. Address: 200 Park Avenue, New York, New York, 10166. His date of birth is May 18, 1961.

     STEPHANIE D. PIERCE; Vice President and Assistant Secretary. Vice President and Client Development Manager for FDI since April 1998. From April 1997 to March 1998, Ms. Pierce was employed by Citibank, NA as an officer of Citibank and Relationship Manager on the Business and Professional Banking team handling over 22,000 clients. Address: 200 Park Avenue, New York, New York 10166. Her date of birth is August 18, 1968.

     GEORGE A. RIO; President and Treasurer. Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. From September 1983 to May 1994, Mr. Rio was Senior Vice President & Manager of Client Services and Director of Internal Audit at The Boston Company. His date of birth is January 2, 1955.

     CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group as a Manager of the Tax Group and is responsible for U.S. mutual fund tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

INVESTMENT ADVISOR

         The Funds have not retained the services of an investment adviser because each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio. Subject to the supervision of the Portfolio's Trustees, the Advisor makes each Portfolio's day-to-day investment decisions, arranges for the execution of Portfolio transactions and generally manages the Portfolio's investments. Effective October 1, 1998 each Portfolio's investment advisor is JPMIM. Prior to that date, Morgan was the investment advisor. JPMIM, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, which manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.


         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $316 billion.


         J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

         The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt, and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 300 capital market researchers, portfolio managers and traders. The Advisor's fixed income investment process is based on analysis of real rates, sector diversification and quantitative and credit analysis.

         The investment advisory services the Advisor provides to the Portfolios are not exclusive under the terms of the Advisory Agreements. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolios. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolios. See "Portfolio Transactions."

         Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmarks for the Portfolios in which the Funds invest are currently: The Prime Money Market Portfolio--IBC's First Tier Money Fund Average; The Treasury Money Market Portfolio--IBC's Treasury and Repo Money Fund Average; and The Federal Money Market Portfolio--IBC's U.S. Government and Agency Money Fund Average.

        Morgan, also a wholly owned subsidiary of J.P. Morgan, is a bank holding company organized under the laws of the State of Delaware. Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

         The Portfolios are managed by officers of the Advisor who, in acting for their customers, including the Portfolios, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreements, the Portfolio corresponding to each Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rates of 0.20% of each Portfolio's average daily net assets up to $1 billion and 0.10% of each Portfolio's average daily net assets in excess of $1 billion.

         The table below sets forth for each Portfolio listed the advisory fees paid to Morgan and JPMIM, as applicable, for the fiscal periods indicated. See the Prospectus and below for applicable expense limitations.


     The Prime Money Market Portfolio -- For the fiscal years ended November 30, 1996, 1997 and 1998: $4,503,793, $5,063,662 and $7,199,733, respectively.

     The Treasury Money Market Portfolio -- For the period July 7, 1997 (commencement of operations) through October 31, 1997 and for the fiscal year ended October 31, 1998: $49,123 and $1,080,743, respectively.

     The Federal Money Market Portfolio -- For the fiscal years ended October 31, 1996, 1997 and 1998: $653,326, $659,707 and $1,736,610, respectively.


         The Investment Advisory Agreements provide that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. Each of the Investment Advisory Agreements will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio. See "Additional Information."

         The Glass-Steagall Act and other applicable laws generally prohibit banks such as the Advisor from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolios contemplated by the Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. However, it is possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent the Advisor from continuing to perform such services for the Portfolios.

         If the Advisor were prohibited from acting as investment advisor to any Portfolio, it is expected that the Trustees of the Portfolio would recommend to investors that they approve the Portfolio's entering into a new investment advisory agreement with another qualified investment advisor selected by the Trustees.

         Under separate agreements, Morgan provides certain financial, fund accounting and administrative services to the Trust and the Portfolios and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

         FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor. FDI is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. FDI also serves as exclusive placement agent for the Portfolio. FDI currently provides administration and distribution services for a number of other investment companies.

         The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

         Under Co-Administration Agreements with the Trust and the Portfolios dated August 1, 1996, FDI also serves as the Trust's and the Portfolios' Co-Administrator. The Co-Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Co-Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolios, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust or the Portfolios, as applicable, expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

         FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust and the Portfolio; (ii) provides officers for the Trust and the Portfolio; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files Portfolio regulatory documents and mails Portfolio communications to Trustees and investors; and (vi) maintains related books and records.

         For its services under the Co-Administration Agreements, each Fund and Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund or Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust, the Master Portfolios and certain other investment companies subject to similar agreements with FDI.

         The table below sets forth for each Fund listed and its corresponding Portfolio the administrative fees paid to FDI for the fiscal periods indicated.


Prime Money Market Fund -- For the period October 23, 1997 (commencement of operations) through November 30, 1997 and for the fiscal year ended October 31, 1998: $3 and $6,691, respectively.

     The Prime Money Market Portfolio -- For the period August 1, 1996 through November 30, 1996, the fiscal year ended November 30, 1997 and the fiscal year ended November 30, 1998: $33,012, $96,662 and $115,137, respectively.

     Treasury Money Market Fund -- For the period July 7, 1997 (commencement of operations) through October 31, 1997 and for the fiscal year ended October 31, 1998: $231 and $7,650, respectively.

     The Treasury Money Market Portfolio -- For the period July 7, 1997 (commencement of operations) through October 31, 1997 and for the fiscal year ended October 31, 1998: $406 and $7,258, respectively.

     Federal Money Market Fund -- For the period November 5, 1997 (commencement of operations) through October 31, 1998: $227

     The Federal Money Market Portfolio -- For the period August 1, 1996 through October 31, 1996, the fiscal year ended October 31, 1997 and for the fiscal year ended October 31, 1998: $1,663, $6,218 and $12,377, respectively.


         The table below sets forth for each Portfolio listed (except the Treasury Money Market Portfolio) the administrative fees paid to Signature Broker-Dealer Services, Inc. (which provided distribution and administrative services to the Trust and placement agent and administrative services to the Portfolios prior to August 1, 1996) for the fiscal periods indicated. See the Prospectus and below for applicable expense limitations.


The Prime Money Market Portfolio -- For the period December 1, 1995 through July 31, 1996: $272,989.

     The Federal Money Market Portfolio -- For November 1, 1995 through July 31, 1996: $28,623.


SERVICES AGENT

         The Trust, on behalf of each Fund, and the Portfolios have entered into Administrative Services Agreements (the "Services Agreements") with Morgan pursuant to which Morgan is responsible for certain administrative and related services provided to each Fund and its corresponding Portfolio. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

     Under the Services Agreements, each of the Funds and the Portfolios has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund and Portfolio is determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and J.P.
Morgan Series Trust.

         Under prior administrative services agreements in effect from December 29, 1995 through July 31, 1996, with Morgan, each Fund's corresponding Portfolio (except the Treasury Money Market Portfolio) paid Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following schedule: 0.06% of the first $7 billion of the Master
Portfolios' aggregate average daily net assets, and 0.03% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion.


         Prior to December 29, 1995, the Trust and each Portfolio (except The Treasury Money Market Portfolio) had entered into Financial and Fund Accounting Services Agreements with Morgan, the provisions of which included certain of the activities described above and, prior to September 1, 1995, also included reimbursement of usual and customary expenses. The table below sets forth for each Fund listed and its corresponding Portfolio the fees paid to Morgan as Services Agent. See the Prospectus and below for applicable expense limitations.

Prime Money Market Fund -- For the period October 23, 1997 (commencement of operations) through November 30, 1997 and for the fiscal year ended November 30, 1998: $36 and $93,367, respectively.

     The Prime Money Market Portfolio -- For the fiscal years ended November 30, 1996, 1997 and 1998: $891,730, $1,256,131 and $1,788,454, respectively.

Treasury Money Market Fund -- For the period July 7, 1997 (commencement of operations) through October 31, 1997 and for the fiscal year ended October 31, 1998: $2,510 and $103,623, respectively.

The Treasury Money Market Portfolio -- For the period July 7, 1997 (commencement of operations) through October 31, 1997 and for the fiscal year ended October 31, 1998: $7,289 and $155,752, respectively.

Federal Money Market Fund -- For the period November 5, 1997 (commencement of operations) through October 31, 1998: $3,189.

     The Federal Money Market Portfolio -- For the fiscal years ended October 31, 1996, 1997 and 1998: $73,206, $101,963 and $264,799, respectively.


CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's and each Portfolio's custodian and fund accounting agent and each Fund's transfer and dividend disbursing agent. Pursuant to the Custodian Contracts, State Street is responsible for maintaining the books of account and records of portfolio transactions and holding portfolio securities and cash. The custodian maintains portfolio transaction records. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

         The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a Service Organization. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; monitoring the activities of the Funds' transfer agent; and providing other related services.

         Under the Shareholder Servicing Agreement, each Fund has agreed to pay Morgan for these services a fee at the annual rate (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent) of 0.05%. Morgan acts as shareholder servicing agent for all shareholders.

         The table below sets forth for each Fund the shareholder servicing fees paid by each Fund to Morgan for the fiscal periods indicated. See the Prospectus and below for applicable expense limitations.


Prime Money Market Fund -- For the period October 23, 1997 (commencement of operations) through November 30, 1997 and for the fiscal year ended October 31, 1998: $60 and $164,079, respectively.

Treasury Money Market Fund -- For the period July 7, 1997 (commencement of operations) through October 31, 1997 and for the fiscal year ended October 31, 1998: $25,501 and $180,336, respectively.

Federal Money Market Fund -- For the period November 5, 1997 (commencement of operations) through October 31, 1998: $5,626.


         As discussed under "Investment Advisor," the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and providing administrative services to the Funds and the Portfolios under the Services Agreements, and the activities of JPMIM in acting as Advisor to the Portfolios under the Investment Advisory Agreements, may raise issues under these laws. However, JPMIM and Morgan believe that they may properly perform these services and the other activities described in the Prospectus without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

         If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Funds or the Portfolios might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

SERVICE ORGANIZATION

         The Trust, on behalf of each Fund, has adopted a service plan (the "Plan") with respect to the shares which authorizes the Funds to compensate Service Organizations for providing certain account administration and other services to their customers who are beneficial owners of such shares. Pursuant to the Plan, the Trust, on behalf of each Fund, enters into agreements with Service Organizations which purchase shares on behalf of their customers ("Service Agreements"). Under such Service Agreements, the Service Organizations may: (a) act, directly or through an agent, as the sole shareholder of record and nominee for all customers, (b) maintain or assist in maintaining account records for each customer who beneficially owns shares, and (c) process or assist in processing customer orders to purchase, redeem and exchange shares, and handle or assist in handling the transmission of funds representing the customers' purchase price or redemption proceeds. As compensation for such services, the Trust on behalf of each Fund pays each Service Organization a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the shares of each Fund attributable to or held in the name of such Service Organization for its customers (0.20% where J.P.
Morgan acts as a service organization).

         Conflicts of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization's receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in shares. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in shares. In addition, under some state securities laws, banks and other financial institutions purchasing shares on behalf of their customers may be required to register as dealers.

         The Trustees of the Trust, including a majority of Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan or the related Service Agreements, initially voted to approve the Plan and Service Agreements at a meeting called for the purpose of voting on such Plan and Service Agreements on April 9, 1997. The Plan was approved by the initial shareholders of each Fund on June 3, 1997, remains in effect until July 10, 1998 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding shares of the affected Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the disinterested Trustees as described above or by a vote of a majority of the outstanding shares of the affected Fund on not more than 60 days' written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons shall be determined by the non-interested members of the Board of Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Funds and Fund shareholders. In the Trustees' quarterly review of the Plan and Service Agreements, they will consider their continued appropriateness and the level of compensation provided therein.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust and the Portfolios are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and the Portfolios, assists in the preparation and/or review of each of the Fund's and the Portfolio's federal and state income tax returns and consults with the Funds and the Portfolios as to matters of accounting and federal and state income taxation.

EXPENSES


In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan, FDI and Service Organizations under various agreements discussed under "Trustees and Officers," "Investment Advisor," "Co-Administrator", "Distributor," "Services Agent" and "Shareholder Servicing" above, the Funds and the Portfolios are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, costs associated with their registration fees under federal securities laws, and extraordinary expenses applicable to the Funds or the Portfolios. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Portfolios, such expenses also include custodian fees. Under fee arrangements prior to September 1, 1995, Morgan as Services Agent was responsible for reimbursements to the Trust and the Portfolio and the usual customary expenses described above (excluding organization and extraordinary expenses, custodian fees and brokerage expenses). For additional information regarding waivers or expense subsidies, see the Prospectus.

         J.P. Morgan has agreed that it will reimburse the Funds noted below until further notice to the extent necessary to maintain the Fund's total operating expenses (which include expenses of the Fund and the Portfolio) at the following annual rates of the Fund's average daily net assets.

         Prime Money Market Fund:                                      0.45%
         Treasury Money Market Fund:                                   0.45%
         Federal Money Market Fund:                                    0.45%

     These limits do not cover extraordinary expenses. This reimbursement/waiver arrangements can be changed at any time at the option of J.P. Morgan.

         The table below sets forth for each Fund listed the fees and other expenses J.P. Morgan reimbursed under the expense reimbursement arrangements described above or pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.

Prime Money Market Fund -- For the period October 23, 1997 (commencement of operations) through November 30, 1997 and for the fiscal year ended November 30, 1998: $41,830 and $375,568, respectively. The Prime Money Market Portfolio -- For the fiscal years ended November 30, 1996, 1997 and 1998: $9,993, N/A and N/A respectively.

Treasury Money Market Fund -- For the period July 7, 1997 (commencement of operations) through October 31, 1997 and for the fiscal year ended October 31, 1998: $76,815 and $503,809, respectively.

The Treasury Money Market Portfolio -- For the period July 7, 1997 (commencement of operations) through October 31, 1997 and for the fiscal year October 31, 1998: $118,095 and $828,462, respectively.

Federal Money Market Fund -- For the period November 5, 1997 (commencement of operations) through October 31, 1998: $93,222.

The Federal Money Market Portfolio -- For the fiscal years ended October 31, 1996, 1997 and 1998: $238,343, $250,377 and $415,825.


PURCHASE OF SHARES

         Method of Purchase. Investors may open accounts with the Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Fund is authorized to accept any instructions relating to a Fund account from Morgan as shareholder servicing agent for the customer. All purchase orders must be accepted by the Distributor. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Trust reserves the right to determine the purchase orders that it will accept.

         References in the Prospectus and this Statement of Additional Information to customers of Morgan or a Service Organization include customers of their affiliates and references to transactions by customers with Morgan or a Service Organization include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of a Fund may make transactions in shares of a Fund.

         Shares may be purchased for accounts held in the name of a Service Organization that provides certain account administration and other services to its customers, including acting directly or through an agent as the sole shareholder of record, maintenance or assistance in maintaining account records and processing orders to purchase, redeem and exchange shares. Shares of each Fund bear the cost of service fees at the annual rate of up to 0.25% of 1% of the average daily net assets of such shares.

         It is possible that an institution or its affiliate may offer shares of different funds which invest in the same Portfolio to its customers and thus receive different compensation with respect to different funds. Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

         Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); and (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of a Service Organization, and the Service Organization may charge the investor a fee for this service and other services it provides to its customers.

REDEMPTION OF SHARES

         Investors may redeem shares as described in the Prospectus. Shareholders redeeming shares of the Funds should be aware that the Funds attempt to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that they will be able to continue to do so, and in that case the net asset value of the Fund's shares might deviate from $1.00 per share. Accordingly, a redemption request might result in payment of a dollar amount which differs from the number of shares redeemed. See "Net Asset Value" below.

         If the Trust on behalf of a Fund and its corresponding Portfolio determine that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust on behalf of the Treasury Money Market and Federal Money Market Funds and their corresponding Portfolios have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which such Funds and their corresponding Portfolios are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of such Fund during any 90-day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the corresponding Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolios have advised the Trust that the Portfolios will not redeem in kind except in circumstances in which a Fund is permitted to redeem in kind.

         Further Redemption Information. Investors should be aware that redemptions from a Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of a Fund, and the Portfolios reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or
(iv) for such other periods as the SEC may permit.

EXCHANGE OF SHARES

         An investor may exchange shares from any Fund into shares of any other J.P. Morgan Institutional or J.P. Morgan mutual fund, without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

         Each Fund declares and pays dividends and distributions as described in the Prospectus.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

         Each of the Funds computes its net asset value once daily on Monday through Friday as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day, and Christmas Day. In the event that trading in the money markets is scheduled to end earlier than the close of the New York Stock Exchange in observance of these holidays, the Funds and their corresponding Portfolios would expect to close for purchases and redemptions an hour in advance of the end of trading in the money markets. The Funds and the Portfolios may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. On any business day when the Public Securities Association ("PSA") recommends that the securities market close early, the Funds reserve the right to cease accepting purchase and redemption orders for same business day credit at the time PSA recommends that the securities market close. On days the Funds close early, purchase and redemption orders received after the PSA-recommended closing time will be credited the next business day. The days on which net asset value is determined are the Funds' business days.

         The net asset value of each Fund is equal to the value of the Fund's investment in its corresponding Portfolio (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Portfolios corresponding to each Fund in valuing their assets.

         The Portfolios' portfolio securities are valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of the Fund of $1.00. No assurances can be given that this goal can be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Trustees will take steps necessary to reduce such deviation, such as changing a Fund's dividend policy, shortening the average portfolio maturity, realizing gains or losses, or reducing the number of outstanding Fund shares. Any reduction of outstanding shares will be effected by having each shareholder contribute to a Fund's capital the necessary shares on a pro rata basis. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Funds. See "Taxes."

PERFORMANCE DATA

         From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Current performance information for the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See "Additional Information" in the Prospectus.

         Yield Quotations. As required by regulations of the SEC, current yield for the Funds is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period, dividing the net change in account value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield for each Fund is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares.

         Below is set forth historical yield information for the periods indicated:


     Prime Money Market Fund (11/30/98): 7-day current yield: 4.88%; 7-day effective yield: 5.00%.

     Treasury Money Market Fund (10/31/98): 7-day current yield: 4.70%; 7-day effective yield: 4.81%.

     Federal Money Market Fund (10/31/98): 7-day current yield: 4.71%; 7-day effective yield: 4.82%.


     Total Return Quotations. Historical performance information for periods prior to the establishment of the J.P. Morgan Institutional Service Prime Money Market and J.P. Morgan Institutional Service Federal Money Market Funds will be that of the respective related series of the J.P. Morgan Funds and will be presented in accordance with applicable SEC staff interpretations. The applicable financial information in the registration statement for the J.P. Morgan Funds (Registration Nos. 033-54632 and 811-07340) is incorporated herein by reference.

         The historical performance information shown below for the Prime Money Market and Federal Money Market Funds may reflect operating expenses which were lower than those of the Funds. These returns may be higher than would have occurred if an investment had been made during the periods indicated in the J.P. Morgan Institutional Service Prime Money Market or J.P. Morgan Institutional Service Federal Money Market Funds.

         Below is set forth historical return information for each Fund or its related series of the J.P. Morgan Funds for the periods indicated:


     Prime Money Market Fund  (11/30/98):  Average annual total return,  1 year:
5.35%; average annual total return, 5 years: 5.09%; average annual total return, 10 years: 5.55%; aggregate total return, 1 year: 5.35%; aggregate total return, 5 years: 28.18%; aggregate total return, 10 years: 71.70%.

     Treasury Money Market Fund (10/31/98): Average annual total return, 1 year:
5.27%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (July 7, 1997) to period end: 5.30%; aggregate total return, 1 year: 5.27%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (July 7, 1997) to period end: 7.06%.

     Federal Money Market Fund (10/31/98):  Average annual total return, 1 year:
5.29%; average annual total return, 5 years: 4.88%; average annual total return, commencement of operations (November 5, 1997) to period end: 4.55%; aggregate total return, 1 year: 5.29%; aggregate total return, 5 years: 26.88%; aggregate total return, commencement of operations (November 5, 1997) to period end:
29.56%.


         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

         General. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

PORTFOLIO TRANSACTIONS

     The Advisor places orders for all Portfolios for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all the Portfolios. See "Investment Objectives and Policies."

         Fixed income and debt securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     Portfolio transactions for the Portfolios will be undertaken principally to accomplish a Portfolio's objective in relation to expected movements in the general level of interest rates. The Portfolios may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies -- Portfolio Turnover."

         In connection with portfolio transactions for the Portfolios, the Advisor intends to seek best execution on a competitive basis for both purchases and sales of securities.

         The Portfolios have a policy of investing only in securities with maturities of not more than thirteen months, which will result in high portfolio turnovers. Since brokerage commissions are not normally paid on investments which the Portfolios make, turnover resulting from such investments should not adversely affect the net asset value or net income of the Portfolios.

         Subject to the overriding objective of obtaining best execution of orders, the Advisor may allocate a portion of a Portfolio's brokerage transactions to affiliates of the Advisor. In order for affiliates of the Advisor to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trustees of each Portfolio, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

         Portfolio securities will not be purchased from or through or sold to or through the Co-Administrator, the Distributor or the Advisor or any other "affiliated person" (as defined in the 1940 Act) of the Co-Administrator, Distributor or Advisor when such entities are acting as principals, except to the extent permitted by law. In addition, the Portfolios will not purchase securities during the existence of any underwriting group relating thereto of which the Advisor or an affiliate of the Advisor is a member, except to the extent permitted by law.

         On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers including other Portfolios, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Portfolio. In some instances, this procedure might adversely affect a Portfolio.

MASSACHUSETTS TRUST

         The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

         Effective January 9, 1997, the name of The Treasury Money Market Portfolio was changed to The Federal Money Market Portfolio. Effective May 12, 1997, the name of The Money Market Portfolio was changed to The Prime Money Market Portfolio. Effective January 1, 1998, the name of the Trust was changed from "The JPM Institutional Funds" to "J.P. Morgan Institutional Funds," and each Fund's name changed accordingly.

         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

         No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by a Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of a Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

         The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.

         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

     The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

         The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.


         The Trustees have authorized the issuance and sale to the public of shares of 22 series of the Trust. The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see the Prospectus.

     As of January 31, 1999, the following owned of record, or to the knowledge of management, beneficially owned more than 5% of the outstanding shares of:

     Prime Money Market Fund: Hare & Co. (39.13%); Harris Trust and Savings Bank (21.08%); Chicago Trust Company (15.87%); Bank of New York (56.46%).

     Treasury Money Market Fund: Hare & Co. (41.11%);Fist national Bank in Sioux Falls (5.57%); The Chicago Trust Company (47.50%).

     Federal Money Market Fund: Hare & Co. (32.41%); Bank of New York FBO Amer. Jewish Corp.(21.68%); Bank of New York FBO Charlex Inc. (7.57%).

SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in a corresponding Master Portfolio, a separate registered investment company with the same investment objective and policies as the Fund. Generally, when a Master Portfolio seeks a vote to change a fundamental investment restriction, its feeder fund(s) will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote.

         In addition to selling a beneficial interest to a Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Morgan at (800) 521-5411.

         The Trust may withdraw the investment of a Fund from a Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions in accordance with the investment policies with respect to the Portfolio described above and in each Fund's Prospectus.

         Certain changes in a Portfolio's fundamental investment policies or restrictions, or a failure by a Fund's shareholders to approve such change in the Portfolio's investment restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

         Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns.

         Additionally, because a Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no affect on the outcome of such matters.

TAXES

         The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Prospectus. These laws and regulations are subject to change by legislative or administrative action.

         Each Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, investments of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's timing requirements.

         Under the Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends generally, will be taxable to a shareholder in the year declared rather than the year paid.

         Distributions of net investment income and realized net short-term capital gains in excess of net long-term capital loss (other than exempt interest dividends) are generally taxable to shareholders of the Funds as ordinary income whether such distributions are taken in cash or reinvested in additional shares. Distributions to corporate shareholders of the Funds are not eligible for the dividends received deduction. Distributions of net long-term capital gains (i.e., net long-term capital gains in excess of net short-term capital loss) are taxable to shareholders of a Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.

         To maintain a constant $1.00 per share net asset value, the Trustees of the Trust may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses. The adjustment may result in a shareholder having more dividend income than net income in his account for a period. When the number of outstanding shares of a Fund is reduced, the shareholder's basis in the shares of the Fund may be adjusted to reflect the difference between taxable income and net dividends actually distributed. This difference may be realized as a capital loss when the shares are liquidated. Subject to certain limited exceptions, capital losses cannot be used to offset ordinary income. See "Net Asset Value."

         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable a put is acquired or a call option is written thereon or straddle rules are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above.

         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder is subject to maximum tax rate of 20%. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses. Additionally, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund.

         If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withold 31% of certain payments made or distributions declared to non-corporate shareholders.

         Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless IRS Form W-8 is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S.
federal estate tax purposes.

         State and Local Taxes. Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolios are organized as New York trusts. The Portfolios are not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by a Fund in its corresponding Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Portfolio's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities, whichever is less.

         Telephone calls to the Funds, J.P. Morgan or Service Organizations as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act and the Portfolios' registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

The Year 2000 Initiative


         With the new millennium rapidly approaching, organizations are examining their computer systems to ensure they are year 2000 compliant. The issue, in simple terms, is that many existing computer systems use only two numbers to identify a year in the date field with the assumption that the first two digits are always 19. As the century is implied in the date, on January 1,

         2000, computers that are not year 2000 compliant will assume the year is 1900. Systems that calculate, compare, or sort using the incorrect date will cause erroneous results, ranging from system malfunctions to incorrect or incomplete transaction processing. If not remedied, potential risks include business interruption or shutdown, financial loss, reputation loss, and/or legal liability.

         J.P. Morgan has undertaken a firmwide initiative to address the year 2000 issue and has developed a comprehensive plan to prepare, as appropriate, its computer systems. Each business line has taken responsibility for identifying and fixing the problem within its own area of operation and for addressing all interdependencies. A multidisciplinary team of internal and external experts supports the business teams by providing direction and firmwide coordination. Working together, the business and multidisciplinary teams have completed a thorough education and awareness initiative and a global inventory and assessment of J.P. Morgan's technology and application portfolio to understand the scope of the year 2000 impact at J.P. Morgan. J.P. Morgan presently is renovating and testing these technologies and applications in partnership with external consulting and software development organizations, as well as with year 2000 tool providers. J.P. Morgan has substantially completed renovation, testing, and validation of its key systems and is preparing to participate in industry-wide testing (or streetwide testing) in 1999. J.P. Morgan is also working with key external parties, including clients, counterparties, vendors, exchanges, depositories, utilities, suppliers, agents and regulatory agencies, to stem the potential risks the year 2000 problem poses to J.P. Morgan and to the global financial community. For potential failure scenarios where the risks are deemed significant and where such risk is considered to have a higher probability of occurrence, J.P. Morgan will attempt to develop business recovery/contingency plans. These plans, which are being developed in the first half of 1999, will define the infrastructure that should be put in place for managing a failure during the millennium event itself.

         Costs associated with efforts to prepare J.P. Morgan's systems for the year 2000 approximated $95 million in 1997 and $112 million for the first nine months of 1998. In 1999, J.P. Morgan is continuing its efforts to prepare its systems for the year 2000. The total cost to become year-2000 compliant is estimated at $300 million (for firmwide systems upgrade, not just for systems relating to mutual funds), for internal systems renovation and testing, testing equipment, and both internal and external resources working on the project. The costs associated with J.P. Morgan becoming year-2000 compliant will be borne by J.P. Morgan and not the Funds.

FINANCIAL STATEMENTS


         The following financial statements and the report thereon of PricewaterhouseCoopers LLP of each Fund (except the Federal Money Market Fund) are incorporated herein by reference from their respective annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling JP Morgan Funds Services at (800) 766-7722. Each Fund's financial statements include the financial statements of the Fund's corresponding Portfolio.


----------------------------------------------------- --------------------------

                                                      Date of Annual Report;
Name of Fund/Portfolio                                Date Annual Report Filed;
                                                      and Accession Number
----------------------------------------------------- --------------------------
----------------------------------------------------- --------------------------

J.P. Morgan Institutional Service Prime Money         11/30/98
Market Fund                                           2/1/99
                                                      0001047469-99-002874
----------------------------------------------------- --------------------------
----------------------------------------------------- --------------------------

J.P. Morgan Institutional Service Treasury Money      10/31/98
Market Fund                                           12/31/98
                                                      0001047469-98-045632
----------------------------------------------------- --------------------------

J.P. Morgan Institutional Service Federal Money       10/31/98
Market Fund                                           01/07/99
                                                      0001047469-99-000356
----------------------------------------------------- --------------------------

APPENDIX A

Description of Security Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

     AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

Commercial Paper, including Tax Exempt

     A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

     A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

Short-Term Tax-Exempt Notes

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Commercial Paper, including Tax Exempt

Prime-1  - Issuers rated Prime-1 (or related supporting institutions) have a  superior  capacity  for  repayment  of  short-term  promissory
           obligations.   Prime-1   repayment   capacity  will  normally  be
           evidenced by the following characteristics:

         - Leading market positions in well established industries.
         - High rates of return on funds employed.
         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax Exempt Notes

MIG-1 - The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

     -------- 1Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust. Mr. Healey is also an "interested person" (as defined in the 1940
Act) of the Advisor due to his son's affiliation with J.P. Morgan Investment Management Inc.







                   J.P. MORGAN INSTITUTIONAL FUNDS





           J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND




                 STATEMENT OF ADDITIONAL INFORMATION



                            MARCH 1, 1999





















THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS DATED MARCH 1, 1999, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE SHAREHOLDER REPORT RELATING TO THE FUND DATED AUGUST 31, 1998. THE PROSPECTUS AND THE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORT ON THE ANNUAL FINANCIAL STATEMENTS, ARE AVAILABLE, WITHOUT CHARGE, UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: J.P. MORGAN INSTITUTIONAL FUNDS (800) 221-7930.

                   Table of Contents




                                                    Page


General  . . . . . . . . . . . . . . . . . . .        1
Investment Objective and Policies . . . . . .         1
Investment Restrictions  . . . . . . . . . . .       21
Trustees and Officers  . . . . . . . . . . . .       23
Investment Advisor . . . . . . . . . . . . . .       27
Distributor  . . . . . . . . . . . . . . . . .       29
Co-Administrator . . . . . . . . . . . . . . .       29
Services Agent . . . . . . . . . . . . . . . .       30
Custodian and Transfer Agent . . . . . . . . .       31
Shareholder Servicing  . . . . . . . . . . . .       31
Financial Professionals  . . . . . . . . . . .       32
Independent Accountants  . . . . . . . . . . .       33
Expenses . . . . . . . . . . . . . . . . . . .       33
Purchase of Shares . . . . . . . . . . . . . .       33
Redemption of Shares . . . . . . . . . . . . .       34
Exchange of Shares . . . . . . . . . . . . . .       35
Dividends and Distributions  . . . . . . . . .       35
Net Asset Value  . . . . . . . . . . . . . . .       35
Performance Data . . . . . . . . . . . . . . .       36
Portfolio Transactions . . . . . . . . . . . .       38
Massachusetts Trust  . . . . . . . . . . . . .       39
Description of Shares  . . . . . . . . . . . .       40
Special Information Concerning Investment
 Structure . . . . . . . . . . . . . . . . . .       42
Taxes  . . . . . . . . . . . . . . . . . . . .       43
Additional Information   . . . . . . . . . . .       45
Financial Statements . . . . . . . . . . . . .       47
Appendix A - Description of Securities
 Ratings  . . . . . . .. . . . . . . . . . .  .      A-1

GENERAL

         This Statement of Additional Information relates only to the J.P. Morgan Institutional Tax Exempt Bond Fund (the "Fund"). The Fund is a series of shares of beneficial interest of the J.P. Morgan Institutional Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Fund, the Trust consists of other series representing separate investment funds (each, a "J.P. Morgan Institutional Fund"). The other J.P. Morgan Institutional Funds are covered by separate Statements of Additional Information.

         This Statement of Additional Information describes the financial history, investment objective and policies, management and operation of the Fund and provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund's executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.


         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in The Tax Exempt Bond Portfolio (the "Portfolio"), a corresponding open-end management investment company having the same investment objective as the Fund. The Fund invests in the Portfolio through a two-tier master-feeder investment fund structure. See "Special Information Concerning Investment Structure." Accordingly, references below to the Fund also include the Portfolio; similarly, references to the Portfolio also include the Fund unless the context requires otherwise.


     The Portfolio is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

         Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Advisor, or any other bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVE AND POLICIES

         The following discussion supplements the information regarding the Fund's investment objective and the policies to be employed to achieve this objective by the Portfolio as set forth above and in the Prospectus. The investment objective of the Fund and the investment objective of the Portfolio are identical.


         The Fund is designed for investors who seek tax exempt yields greater than those generally available from a portfolio of short term tax exempt obligations and who are willing to incur the greater price fluctuation of longer-term instruments. Additionally, the Fund is designed to be an economical and convenient means of making substantial investments in debt obligations that are exempt from federal income tax. The Fund's investment objective is to provide a high level of current income exempt from federal income tax consistent with moderate risk of capital. See "Taxes." The Fund attempts to achieve its investment objective by investing all of its investable assets in the Portfolio, a diversified open-end management investment company having the same investment objective as the Fund.


         The Portfolio attempts to achieve its investment objective by investing primarily in securities of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, the interest of which is exempt from federal income tax in the opinion of bond counsel for the issuer, but it may invest up to 20% of its total assets in taxable obligations. During normal market conditions, the Portfolio will invest at least 80% of its net assets in tax exempt obligations. Interest on these securities may be subject to state and local taxes. For more detailed information regarding tax matters, including the applicability of the alternative minimum tax, see "Taxes". The Portfolio attempts to invest its assets in tax exempt municipal securities; however, under certain circumstances the Portfolio is permitted to invest up to 20% of the value of its total assets in securities, the interest income on which may be subject to federal, state and local income taxes. The Portfolio will invest in taxable securities only if there are no tax exempt securities available for purchase or if the expected return from an investment in taxable securities exceeds the expected return on available tax exempt securities. In abnormal market conditions, if, in the judgment of the Advisor, tax exempt securities satisfying the Portfolio's investment objective may not be purchased, the Portfolio may, for defensive purposes only, temporarily invest more than 20% of its net assets in debt securities the interest on which is subject to federal, state and local income taxes. The taxable investments permitted for the Portfolio include obligations of the U.S. Government and its agencies and instrumentalities, bank obligations, commercial paper and repurchase agreements and other debt securities which meet the Portfolio's quality requirements. See "Taxes". The Portfolio seeks to maintain a current yield that is greater than that obtainable from a portfolio of short term tax exempt obligations, subject to certain quality restrictions. See "Quality and Diversification Requirements."

         The Advisor believes that based upon current market conditions, the Portfolio will consist of a portfolio of securities with a duration of four to seven years. In view of the duration of the Portfolio, under normal market conditions, the Portfolio's yield can be expected to be higher and its net asset value less stable than those of a money market fund. Duration is a measure of the weighted average maturity of the bonds held in the Portfolio and can be used as a measure of the sensitivity of the Portfolio's market value to changes in interest rates. The maturities of the individual securities in the Portfolio may vary widely, however, as the Advisor adjusts the Portfolio's holdings of long-term and short-term debt securities to reflect its assessment of prospective changes in interest rates, which may adversely affect current income.

         The value of the Portfolio's investments will generally fluctuate inversely with changes in prevailing interest rates. The value of the Portfolio's investments will also be affected by changes in the creditworthiness of issuers and other market factors. The quality criteria applied in the selection of portfolio securities are intended to minimize adverse price changes due to credit considerations. The value of the Portfolio's municipal securities can also be affected by market reaction to legislative consideration of various tax reform proposals. Although the net asset value of the Portfolio fluctuates, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective.

Tax Exempt Obligations

         The Portfolio may invest in bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. These obligations may be general obligation bonds secured by the issuer's pledge of its full faith credit and taxing power for the payment of principal and interest, or they may be revenue bonds payable from specific revenue sources, but not generally backed by the issuer's taxing power. These include industrial development bonds where payment is the responsibility of the private industrial user of the facility financed by the bonds. The Portfolio may invest more than 25% of its assets in industrial development bonds, but may not invest more than 25% of its assets in industrial development bonds in projects of similar type or in the same state.

     The Portfolio will invest in tax exempt obligations. A description of the various types of tax exempt obligations which may be purchased by the Portfolio appears below. See "Quality and Diversification Requirements."

         Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

         Municipal Notes. The Portfolio may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. The interest rate on variable rate demand notes is adjustable at periodic intervals as specified in the notes. Master demand obligations permit the investment of fluctuating amounts at periodically adjusted interest rates. They are governed by agreements between the municipal issuer and Morgan acting as agent, for no additional fee. Although master demand obligations are not marketable to third parties, the Portfolio considers them to be liquid because they are payable on demand. There is no specific percentage limitation on these investments. Municipal notes are subdivided into three categories of short-term obligations:
municipal notes, municipal commercial paper and municipal demand obligations.

         Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

         Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Portfolio may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of the Portfolio to receive the par value of the obligation upon demand or notice.

         Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Portfolio to be liquid because they are payable upon demand. The Portfolio has no specific percentage limitations on investments in master demand obligations.

         Premium Securities. During a period of declining interest rates, many municipal securities in which the Portfolio invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of the Portfolio's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

         Puts. The Portfolio may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Portfolio's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Portfolio to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Advisor will monitor each writer's ability to meet its obligations under puts.

         Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor considers the amount of cash available to the Portfolio, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Portfolio's portfolio and the yield, quality and maturity dates of the underlying securities.

         The Portfolio values any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Portfolio were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the SEC. Prior to investing in such securities, the Portfolio, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the valuation of such securities.

         Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Portfolio's policy is to enter into put transactions only with municipal securities dealers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is the Portfolio's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Advisor reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Advisor's opinion or such put writers' obligations will be collateralized and of comparable quality in the Advisor's opinion. The Trustees have directed the Advisor not to enter into put transactions with any dealer which in the judgment of the Advisor becomes more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Portfolio is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

         Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Portfolio with the result that, while the put is outstanding, the Portfolio will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Portfolio.

Non-Municipal Securities

         The Portfolio may invest in bonds and other debt securities of domestic issuers to the extent consistent with its investment objective and policies. The Portfolio may invest in U.S. Government, bank and corporate debt obligations, as well as asset-backed securities and repurchase agreements. The Portfolio will purchase such securities only when the Advisor believes that they would enhance the after tax returns of a shareholder of the Fund in the highest federal income tax brackets. Under normal circumstances, the Portfolio's holdings of non-municipal securities will not exceed 20% of its total assets. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

         Zero Coupon, Pay-in-Kind and Deferred Payment Securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Portfolio accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Portfolio will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

         Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Portfolio may invest are subject to the Portfolio's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

Money Market Instruments


         The Portfolio will invest in money market instruments, to the extent consistent with its investment objective and policies, that meet the quality requirements described below. Under normal circumstances, the Portfolio will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Portfolio may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions.


     A description of the various types of money market instruments that may be purchased by the Portfolio appears below. Also see "Quality and Diversification Requirements."

     U.S. Treasury Securities. The Portfolio may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         Additional U.S. Government Obligations. The Portfolio may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Portfolio may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.


         Bank Obligations. The Portfolio may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Portfolio may not invest in obligations of foreign branches of foreign banks. The Portfolio will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank.

         Commercial Paper. The Portfolio may invest in commercial paper, including master demand obligations. For a description of master demand obligations see "Tax Exempt Obligations - Municipal Notes" above. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Portfolio may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Portfolio's quality restrictions. See "Quality and Diversification

         Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Portfolio to be liquid because they are payable upon demand. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, an affiliate of the Advisor, in its capacity as a commercial bank, has made a loan.

         Repurchase Agreements. The Portfolio may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Trustees. In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Portfolio is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Portfolio to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Portfolio invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Portfolio will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Portfolio in each agreement plus accrued interest, and the Portfolio will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Portfolio may be delayed or limited.

         The Portfolio may make investments in other debt securities, including without limitation corporate bonds and other obligations described in this Statement of Additional Information.

Additional Investments

         When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Portfolio until settlement takes place. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other Portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Portfolio may be disadvantaged if the other party to the transaction defaults. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

         Investment Company Securities. Securities of other investment companies may be acquired by the Portfolio to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Portfolio's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (the Portfolio). As a shareholder of another investment company, the Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund or Portfolio bears directly in connection with its own operations. The Fund has applied for exemptive relief from the SEC to permit the Portfolio to invest in affiliated investment companies. If the requested relief is granted, the Portfolio would then be permitted to invest in affiliated Portfolios, subject to certain conditions specified in the applicable order.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for the Fund's limitations on reverse repurchase agreements and bank borrowings.

         Loans of Portfolio Securities. Subject to applicable investment restrictions, the Portfolio is permitted to lend its securities in an amount up to 33-1/3% of the Portfolio's net assets. The Portfolio may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolio in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its respective investors. The Portfolio may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Portfolio will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Portfolio will not make any loans in excess of one year. The Portfolio will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Portfolio, the Advisor or the Distributor, unless otherwise permitted by applicable law.

         Illiquid Investments; Privately Placed and Other Unregistered Securities. The Portfolio may not acquire any illiquid securities if, as a result thereof, more than 15% of the Portfolio's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Portfolio may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity.

         The Portfolio may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

         As to illiquid investments, the Portfolio is subject to a risk that should the Portfolio decide to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

         Synthetic Instruments. The Portfolio may invest in certain synthetic variable rate instruments. Such instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. Morgan will review the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Portfolio will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond's tax exempt status, occur, then (i) the put will terminate and (ii) the risk to the Portfolio will be that of holding a long-term bond.

Quality and Diversification Requirements


         The Portfolio intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Portfolio: (1) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Portfolio's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Portfolio should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.


     The Portfolio will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

         For purposes of diversification and concentration under the 1940 Act, identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Portfolio may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Portfolio may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions."

         It is the current policy of the Portfolio that under normal circumstances at least 90% of total assets will consist of securities that at the time of purchase are rated Baa or better by Moody's or BBB or better by
Standard & Poor's. The remaining 10% of total assets may be invested in securities that are rated B or better by Moody's or Standard & Poor's. See "Below Investment Grade Debt" below. In each case, the Portfolio may invest in securities which are unrated, if in the Advisor's opinion, such securities are of comparable quality. Securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade, but have some speculative characteristics. Securities rated Ba or B by Moody's and BB or B by Standard &
Poor's are below investment grade and considered to be speculative with regard to payment of interest and principal. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment.


         The Portfolio invests principally in a diversified portfolio of "investment grade" tax exempt securities. On the date of investment, with respect to at least 90% of its total assets, (i) municipal bonds must be rated within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa, or of Standard & Poor's, currently AAA, AA, A and BBB, (ii) municipal notes must be rated MIG-1 by Moody's or SP-1 by Standard & Poor's (or, in the case of New York State municipal notes, MIG-1 or MIG-2 by Moody's or SP-1 or SP-2 by Standard & Poor's) and (iii) at the time the Portfolio invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Portfolio. If no such ratings exists, the investment must be of comparable investment quality in the Advisor's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB. With respect to the remaining 10% of its assets, any investment must be rated B or better by Moody's or Standard & Poor's, or of comparable quality. The Portfolio may invest in other tax exempt securities which are not rated if, in the opinion of the Advisor, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Portfolio invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion.


         Below Investment Grade Debt. Certain lower rated securities purchased by the Portfolio, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the

         Portfolio's portfolio securities for purposes of determining the Portfolio's net asset value. See Appendix A for more detailed information on these ratings.

         In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Options and Futures Transactions

         The Portfolio may purchase and sell (a) exchange traded and over-the-counter (OTC) put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

         The Portfolio may use futures contracts and options for hedging and risk management purposes. The Portfolio may not use futures contracts and options for speculation.

         The Portfolio may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Portfolio's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Portfolio's overall strategy in a manner deemed appropriate to the Advisor and consistent with the Portfolio's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Portfolio's return. While the use of these instruments by the Portfolio may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Portfolio's return. Certain strategies limit the Portfolio's possibilities to realize gains as well as limiting its exposure to losses. The Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Portfolio will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Portfolio's turnover rate.

         The Portfolio may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20%
         of the Portfolio's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's total assets. In addition, the Portfolio will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value of the Portfolio.

Options

         Purchasing Put and Call Options. By purchasing a put option, the Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Portfolio may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, the Portfolio will lose the entire premium paid. If the Portfolio exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Portfolio exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

         The buyer of a typical put option can expect to realize a gain if the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         Selling (Writing) Put and Call Options. When the Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. The Portfolio may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

         If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

         Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

         Options on Indexes. The Portfolio may purchase or sell put and call options on any securities index based on securities in which the Portfolio may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Portfolio, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally will not match the composition of an index.

         For a number of reasons, a liquid market may not exist and thus Portfolio may not be able to close out an option position that it has previously entered into. When the Portfolio purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Portfolio may incur additional losses if the counterparty is unable to perform.

         Exchange Traded and OTC Options. All options purchased or sold by the Portfolio will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Portfolio relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Portfolio purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

          Provided that the Portfolio has arrangements with certain qualified dealers who agree that the Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Portfolio may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Futures Contracts

         When the Portfolio purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Portfolio wishes to close out a particular position.

         When the Portfolio purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Portfolio buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Portfolio may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Portfolio to close out its futures positions. Until it closes out a futures position, the Portfolio will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Portfolio's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

         The Portfolio will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

     Options on Futures Contracts. The Portfolio may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including, but not limited to, U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Portfolio are paid by the Portfolio into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

         Combined Positions. The Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

         Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Portfolio or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         Asset Coverage for Futures Contracts and Options Positions. The Portfolio intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Portfolio can commit assets to initial margin deposits and option premiums. In addition, the Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual Portfolios, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         Swaps and Related Swap Products. The Portfolio may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

         The Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Portfolio will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Portfolio may be required to pay.

         Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

         The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Portfolio is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Portfolio, payments by the parties will be exchanged on a "net basis", and the Portfolio will receive or pay, as the case may be, only the net amount of the two payments.

         The amount of the Portfolio's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Portfolio's potential loss if it sells a cap or collar. If the Portfolio buys a cap, floor or collar, however, the Portfolio's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

         The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Portfolio will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Portfolio or that the Portfolio may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Portfolio.

         The Advisor will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

         The Portfolio will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If the Portfolio enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Portfolio's accrued obligations under the agreement.

         The Portfolio will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

         The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Advisor and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

         During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Portfolio will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.

         The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Portfolio may engage in such transactions.

Risk Management


         The Portfolio may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Advisor wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Portfolio to purchase futures contracts on long term debt securities. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.


Portfolio Turnover

         The table below sets forth the portfolio turnover rates for the Portfolio. A rate of 100% indicates that the equivalent of all of the
Portfolio's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.

The Tax Exempt Bond Portfolio -- For the fiscal years ended August 31, 1997 and 1998: 25% and 16%, respectively.

INVESTMENT RESTRICTIONS

         The investment restrictions of the Fund and Portfolio are identical, unless otherwise specified. Accordingly, references below to the Fund also include the Portfolio unless the context requires otherwise; similarly, references to the Portfolio also include the Fund unless the context requires otherwise.

         The investment restrictions below have been adopted by the Fund and the Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever the Fund is requested to vote on a change in the fundamental investment restrictions of the Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.


         The Fund and its corresponding Portfolio:


1. May not make any investment inconsistent with the Portfolio's classification as a diversified investment company under the Investment Company Act of 1940.

2. May not purchase any security which would cause the Portfolio to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

4. May not borrow money, except to the extent permitted by applicable law;

5. May not underwrite securities of other issuers, except to the extent that the Portfolio, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Portfolio may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and (c) make direct investments in mortgages;

7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Portfolio from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

8. May make loans to other persons, in accordance with the Portfolio's investment objective and policies and to the extent permitted by applicable law.

         Non-Fundamental Investment Restrictions. The investment restrictions described below are not fundamental policies of the Fund and Portfolio and may be changed by the Trustees. These non-fundamental investment policies require that the Fund and Portfolio:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Portfolio's net assets would be in investments which are illiquid;

(ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of the fundamental investment restriction regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

TRUSTEES AND OFFICERS

Trustees

         The Trustees of the Trust, who are also the Trustees of the Portfolio, their business addresses, principal occupations during the past five years and dates of birth are set forth below.

     FREDERICK S. ADDY--Trustee; Retired; Prior to April 1994, Executive Vice President and Chief Financial Officer Amoco Corporation. His address is 5300 Arbutus Cove, Austin, Texas 78746, and his date of birth is January 1, 1932.

     WILLIAM  G.  BURNS--Trustee;   Retired,  Former  Vice  Chairman  and  Chief
Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, Florida 32779, and his date of birth is November 2, 1932.

     ARTHUR C. ESCHENLAUER--Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, New Jersey 08540, and his date of birth is May 23, 1934.

     MATTHEW HEALEY1--Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc. ("Pierpont Group"), since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436, and his date of birth is August 23, 1937.

     MICHAEL P. MALLARDI--Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His address is 10 Charnwood Drive, Suffern, New York 10910, and his date of birth is March 17, 1934.

         The Trustees of the Trust are the same as the Trustees of the Portfolio. In accordance with applicable state requirements, a majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, the Portfolio and the J.P. Morgan Funds, up to and including creating a separate board of trustees.

         Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), the J.P. Morgan Funds and J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection with service as a

     Trustee. The Trustees may hold various other directorships unrelated to these funds.

     Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 1998 are set forth below.

-------------------------------- -------------------- --------------------------


                                                      TOTAL TRUSTEE COMPENSATION
                                                      ACCRUED BY THE MASTER
                                 AGGREGATE TRUSTEE    PORTFOLIOS(*), J.P. MORGAN
                                 COMPENSATION         FUNDS, J.P. MORGAN SERIES
                                 PAID BY THE          TRUST AND THE TRUST DURING
NAME OF TRUSTEE                  TRUST DURING 1998    1998(**)__________
-------------------------------- -------------------- -------------------------
-------------------------------- -------------------- -------------------------


Frederick S. Addy, Trustee       $11,772.77           $75,000
-------------------------------- -------------------- -------------------------
-------------------------------- -------------------- -------------------------

William G. Burns, Trustee        $11,772.77           $75,000
-------------------------------- -------------------- -------------------------
-------------------------------- -------------------- -------------------------

Arthur C. Eschenlauer, Trustee   $11,772.77           $75,000
-------------------------------- -------------------- -------------------------
-------------------------------- -------------------- -------------------------

Matthew Healey, Trustee(***),    $11,772.77           $75,000
  Chairman and Chief Executive
  Officer
-------------------------------- -------------------- -------------------------
-------------------------------- -------------------- -------------------------

Michael P. Mallardi, Trustee     $11,772.77           $75,000
-------------------------------- -------------------- -------------------------

(*) Includes the Portfolio, and 18 other portfolios (collectively, the "Master Portfolios") for which JPMIM acts as investment advisor.

     (**) No investment company within the fund complex has a pension or retirement plan. Currently there are 17 investment companies (14 investment companies comprising the Master Portfolios, the J.P. Morgan Funds, the Trust and J.P. Morgan Series Trust) in the fund complex.

     (***) During 1998, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $157,400, contributed $23,610 to a defined contribution plan on his behalf and paid $17,700 in insurance premiums for his benefit.

         The Trustees decide upon general policy and are responsible for overseeing the Trust's and Portfolio's business affairs. The Portfolio and the Trust have entered into a Fund Services Agreement with Pierpont Group to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolio and the Trust. Pierpont Group was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees are the equal and sole shareholders of Pierpont Group. The Trust and the Portfolio have agreed to pay Pierpont Group a fee in an amount representing its reasonable costs in performing these services. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group are located at 461 Fifth Avenue, New York, NY 10017.

         The aggregate fees paid to Pierpont Group by the Fund and Portfolio during the indicated fiscal years are set forth below:

     The Fund -- For the fiscal  years  ended  August 31,  1996,  1997 and 1998:
$4,527, $5,670 and $7,931, respectively.

     The Portfolio -- For the fiscal years ended August 31, 1996, 1997 and 1998:
$24,602, $18,912 and $21,294, respectively.

Officers

         The Trust's and Portfolio's executive officers (listed below), other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust and the Portfolio. The Trust and the Portfolio have no employees.

         The officers of the Trust and the Portfolio, their principal occupations during the past five years and dates of birth are set forth below. Unless otherwise specified, each officer holds the same position with the Trust and the Portfolio. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436. His date of birth is August 23, 1937.

     MARGARET W. CHAMBERS; Vice President and Secretary. Senior Vice President and General Counsel of FDI since April, 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.

         MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual"), and an officer of certain investment companies distributed or administered by FDI. Prior to July 1994, she was President and Chief Compliance Officer of FDI. Her date of birth is August 1, 1957.

     DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Assistant Vice President and Assistant Department Manager of Treasury Services and Administration of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. His date of birth is March 31, 1969.

     KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Prior to May 1994, Ms. Jacoppo-Wood was a senior paralegal at The Boston Company Advisors, Inc. ("TBCA"). Her date of birth is December 29, 1966.

     CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. Prior to April 1994, Mr. Kelley was employed by Putnam

         Investments in legal and compliance capacities. His date of birth is December 24, 1964.

     KATHLEEN K. MORRISEY. Vice President and Assistant Secretary. Vice President and Assistant Secretary of FDI. Manager of Treasury Services
Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. From July 1994 to November 1995, Ms. Morrisey was a Fund Accountant II for Investors Bank & Trust Company. Prior to July 1994, she was a Finance student at Stonehill College in North Easton, Massachusetts. Her date of birth is July 5, 1972.

     MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. Prior to August 1994, Ms. Nelson was an Assistant Vice President and Client Manager for The Boston Company, Inc. Her date of birth is April 22, 1964.

     MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York since 1990. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Prior to September 1995, Ms. Pace served as a Fund Administrator for Morgan Guaranty Trust Company of New York. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

     MICHAEL S. PETRUCELLI; Vice President and Assistant Secretary. Senior Vice President and Director of Strategic Client Initiatives for FDI since December 1996. From December 1989 through November 1996, Mr. Petrucelli was employed with GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE Investment Services. Address: 200 Park Avenue, New York, New York, 10166. His date of birth is May 18, 1961.

     STEPHANIE D. PIERCE; Vice President and Assistant Secretary. Vice President and Client Development Manager for FDI since April 1998. From April 1997 to March 1998, Ms. Pierce was employed by Citibank, NA as an officer of Citibank and Relationship Manager on the Business and Professional Banking team handling over 22,000 clients. Address: 200 Park Avenue, New York, New York 10166. Her date of birth is August 18, 1968.

     GEORGE A. RIO; President and Treasurer. Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. From September 1983 to May 1994, Mr. Rio was Senior Vice President & Manager of Client Services and Director of Internal Audit at The Boston Company. His date of birth is January 2, 1955.

     CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group as a Manager of the Tax Group and is responsible for U.S. mutual Portfolio tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

INVESTMENT ADVISOR

         The Fund has not retained the services of an investment advisor because it seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. Subject to the supervision of the Portfolio's Trustees, the Advisor makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. Prior to October 28, 1998, Morgan was the Portfolio's investment advisor.

         JPMIM, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), is a registered investment advisor under the Investment Advisers Act of 1940, as amended, and manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.


         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $316 billion.


         J.P. Morgan has a long history of service as advisor, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

         Morgan, also a wholly owned subsidiary of J.P. Morgan, is a bank holding company organized under the laws of the State of Delaware. Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

         The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 300 capital market researchers, portfolio managers and traders. The Advisor's fixed income investment process is based on analysis of real rates, sector diversification, and quantitative and credit analysis.

         The investment advisory services the Advisor provides to the Portfolio are not exclusive under the terms of the Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolio. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolio. See "Portfolio Transactions."

         Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmark for the Portfolio is currently Lehman Brothers 1-16 Year Municipal Bond Index.

         The Portfolio is managed by officers of the Advisor who, in acting for their customers, including the Portfolio, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain investment management affiliates of J.P. Morgan.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreement, the Portfolio has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rate of 0.30% of the Portfolio's average daily net assets.

         The table below sets forth the advisory fees paid by the Portfolio to the Advisor for the fiscal periods indicated.

     For the fiscal years ended August 31, 1996, 1997 and 1998: $1,354,145, $1,620,498 and 2,017415, respectively.

         The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See
"Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio. See "Additional Information."

         The Glass-Steagall Act and other applicable laws generally prohibit banks and their subsidiaries, such as the Advisor, from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolio contemplated by the Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. However, it is possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent the Advisor from continuing to perform such services for the Portfolio.

         If the Advisor were prohibited from acting as investment advisor to the Portfolio, it is expected that the Trustees of the Portfolio would recommend to investors that they approve the Portfolio's entering into a new investment advisory agreement with another qualified investment advisor selected by the Trustees.

     Under separate agreements, Morgan provides certain financial, fund accounting and administrative services to the Trust and the Portfolio and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

         FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor.

         The Distribution Agreement shall continue in effect for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

         Under Co-Administration Agreements with the Trust and the Portfolio dated August 1, 1996, FDI also serves as the Trust's and the Portfolio's Co-Administrator. The Co-Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Co-Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolio, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations; provided, however, that unless the Trust or the Portfolio, as applicable, expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

         FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust and the Portfolio; (ii) provides officers for the Trust and the Portfolio; (iii) prepares and files documents required for notification of state securities administrators;  (iv) reviews and files marketing and sales literature;
(v) files Portfolio regulatory documents and mails Portfolio communications to Trustees and investors; and (vi) maintains related books and records.

         For its services under the Co-Administration Agreements, the Fund and Portfolio each has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund or Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust, the Master Portfolios and certain other investment companies subject to similar agreements with FDI.

         The table below sets forth the administrative fees paid to FDI for the fiscal periods indicated.

     The Fund -- For the period August 1, 1996 through August 31, 1996: $370. For the fiscal years ended August 31, 1997 and 1998: $5,376 and 5,939.

     The  Portfolio -- For the period  August 1, 1996  through  August 31, 1996:
$920. For the fiscal years ended August 31, 1997 and 1998: $10,663 and 9,832.

         The table below sets forth the administrative fees paid to Signature Broker-Dealer Services, Inc. (which provided distribution and administrative services to the Trust and placement agent and administrative services to the Portfolio prior to August 1, 1996) for the fiscal period indicated.

The Fund -- For the period September 1, 1995 through July 31, 1996: $12,887.

     The  Portfolio  -- For the period  September 1, 1995 through July 31, 1996:
$43,154.

SERVICES AGENT

         The Trust, on behalf of the Fund, and the Portfolio have entered into Administrative Services Agreements (the "Services Agreements") with Morgan, pursuant to which Morgan is responsible for certain administrative and related services provided to the Fund and the Portfolio. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

         Under the Services Agreements, Morgan provides certain administrative and related services to the Fund and the Portfolio, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.

         Under the Services Agreements, the Fund and the Portfolio each has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund and Portfolio is determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and J.P. Morgan Series Trust.

         Under prior administrative services agreements in effect from December 29, 1995 through July 31, 1996, with Morgan, the Fund and the Portfolio each paid Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following schedule: 0.06% of the first $7 billion of the Master Portfolios' aggregate average daily net assets, and 0.03% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion. Prior to December 29, 1995, the Trust and the Portfolio had entered into Financial and Fund Accounting Services Agreements with Morgan, the provisions of which included certain of the activities described above.


         The table below sets forth the fees paid to Morgan as Services Agent.

Fund -- For the fiscal years ended August 31, 1996, 1997 and 1998: $16,596, $51,270 and $74,789, respectively.

     Portfolio -- For the fiscal  years ended  August 31,  1996,  1997 and 1998:
$80,281, $169,209 and $198,156, respectively.

CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's and the Portfolio's custodian and fund accounting agent and the Fund's transfer and dividend disbursing agent. Pursuant to the custodian contracts, State Street is responsible for maintaining the books of account and records of portfolio transactions and holding portfolio securities and cash. The custodian maintains portfolio transaction records. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

         The  Trust,  on behalf  of the Fund,  has  entered  into a  Shareholder
Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include, but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Fund's transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; monitoring the activities of the Fund's transfer agent; and providing other related services.

         Effective August 1, 1998, under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan for these services a fee at an annual rate of

         0.10% (expressed as a percentage of the average daily net asset value of Fund shares owned by or for shareholders).

         The table below sets forth the shareholder servicing fees paid by the Fund to Morgan for the fiscal periods indicated. See the Prospectus and below for applicable expense limitations. The Fund -- For the fiscal years ended August 31, 1996, 1997 and 1998: $59,743, $122,850 and $197,279, respectively.

         As discussed under "Investment Advisor," the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and providing administrative services to the Fund and the Portfolio under the Services Agreements and the activities of JPMIM in acting as Advisor to the Portfolio under the Investment Advisory Agreement may raise issues under these laws. However, JPMIM and Morgan believe that they may properly perform these services and the other activities described in the Prospectus without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

         If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Fund or the Portfolio might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

         The Fund may be sold to or through financial intermediaries who are customers of J.P. Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide record keeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as J.P. Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and will not be remitted to the Fund or J.P. Morgan.

         The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust and the Portfolio are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund and the Portfolio, assists in the preparation and/or review of the Fund's and the Portfolio's federal and state income tax returns and consults with the Fund and the Portfolio as to matters of accounting and federal and state income taxation.

EXPENSES


         In addition to the fees payable to Pierpont  Group,  JPMIM,  Morgan and
FDI under various agreements discussed under "Trustees and Officers," "Investment Advisor," "Co-Administrator", "Distributor," "Services Agent" and "Shareholder Servicing" above, the Fund and the Portfolio are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, costs associated with the registration under federal securities laws, and extraordinary expenses applicable to the Fund or the Portfolio. For the Fund, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Portfolio, such expenses also include custodian fees and brokerage expenses. Under fee arrangements prior to September 1, 1995, Morgan as Services Agent was responsible for reimbursements to the Trust and the Portfolio and the usual customary expenses described above (excluding organization and extraordinary expenses, custodian fees and brokerage expenses).

         J.P. Morgan has agreed that it will reimburse all Fund expenses until further notice except those allocated to the Fund by the Portfolio. If the Portfolio's allocation of expenses to the Fund exceeds 0.35% of the Fund's average daily net assets, J.P. Morgan will reimburse the Fund to the extent necessary to maintain the Fund's total operating expenses at the annual rate of 0.50% of the Fund's average daily net assets. These limits do not cover extraordinary expenses. This reimbursement/waiver arrangement can be changed at any time at the option of J.P. Morgan.


         The table below sets forth the fees and other expenses J.P. Morgan reimbursed under the expense reimbursement arrangements described above or pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.


Fund -- For the fiscal years ended August 31, 1996, 1997 and 1998: $89,119, $90,108 and $71,607.

     Portfolio -- For the fiscal  years ended  August 31,  1996,  1997 and 1998:
N/A, N/A and N/A.

PURCHASE OF SHARES

         Investors may open Fund accounts and purchase shares as described in the Prospectus. References in the Prospectus and this Statement of Additional Information to customers of J.P. Morgan or a Financial Professional include customers of their affiliates and references to transactions by customers with J.P. Morgan or a Financial Professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust, on behalf of the Fund, may make transactions in shares of the Fund.

         The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Portfolio;
(ii) be acquired by the Fund for investment and not for resale (other than for resale to the Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of a Financial Professional, and the Financial Professional may charge the investor a fee for this service and other services it provides to its customers.

REDEMPTION OF SHARES

         Investors may redeem shares as described in the Prospectus.

         If the Trust, on behalf of the Fund, and the Portfolio determine that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in-kind of securities from the Fund, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in-kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust, on behalf of the Fund, and the Portfolio have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund and the Portfolio are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the Portfolio and therefore shareholders of the Fund that receive redemptions in-kind will receive securities of the Portfolio. The Portfolio has advised the Trust that it will not redeem in-kind except in circumstances in which the Fund is permitted to redeem in kind.

         Further Redemption Information. Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of Fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of the Fund, and the Portfolio reservesthe right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or
(iv) for such other periods as the SEC may permit. For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

EXCHANGE OF SHARES

         An investor may exchange shares of the Fund for shares of any other J.P. Morgan Institutional Fund, J.P. Morgan Fund or J.P. Morgan Series Trust fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Fund reserves the right to discontinue, alter or limit its exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

         The Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus.

         Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

         The Fund computes its net asset value separately for each class of shares outstanding once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each business day as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Fund and the Portfolio may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

         The net asset value of the Fund is equal to the value of the Fund's investment in the Portfolio (which is equal to the Fund's pro rata share of the total investment of the Portfolio and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Portfolio in valuing its assets.

         Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Unlisted securities are valued at the last average of the quoted bid and asked prices in the OTC market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

         Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.


PERFORMANCE DATA

         From time to time, the Fund may quote performance in terms of yield, tax equivalent yield, actual distributions, total returns or capital appreciation in reports, sales literature and advertisements published by the Trust. Current performance information for the Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information.

         Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices including the benchmark indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         Yield Quotations. As required by regulations of the SEC, the annualized yield for the Fund is computed by dividing the Fund's net investment income per share earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

         Below is set forth historical yield information for the periods indicated:

     Fund  (8/31/98):   30-day  yield  (net  of  expenses):  4.05%;  30-day  tax
equivalent yield at 39.6% tax rate: 6.79%.

         Total Return Quotations. The Fund may advertise "total return" and non-standardized total return data. The total return shows what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over other specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance.

         As required by regulations of the SEC, the annualized total return of the Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

         Historical performance information for the period or portion thereof prior to the establishment of the Fund will be that of its corresponding predecessor, the J.P. Morgan Tax Exempt Bond Fund, as permitted by applicable SEC staff interpretations, since the J.P. Morgan Tax Exempt Bond Fund commenced operations before the Portfolio.

         Below is set forth historical return information for the Fund for the periods indicated:


     The Fund (8/31/98): Average annual total return, 1 year: 7.37%; average annual total return, 5 years: 5.55%; average annual total return, 10 years:
7.13%;  aggregate total return, 1 year: 7.37%;  aggregate total return, 5 years:
31.00%; aggregate total return, 10 years: 99.17%.


         General. The Fund's performance will vary from time to time depending upon market conditions, the composition of the Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings; (5) descriptions of investment strategies; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

PORTFOLIO TRANSACTIONS

     The Advisor places orders for the Portfolio for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Portfolio. See "Investment Objective and Policies."

         Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         Portfolio transactions will be undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates. The Portfolio may engage in short-term trading consistent with its objective. See "Investment Objective and Policies -- Portfolio Turnover".

         In connection with portfolio transactions for the Portfolio, the Advisor intends to seek the best execution on a competitive basis for both purchases and sales of securities.

         Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of the Portfolio's brokerage transactions to affiliates of the Advisor. In order for affiliates of the Advisor to effect any portfolio transactions for the Portfolio, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trustees of the Portfolio, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

         Portfolio securities will not be purchased from or through or sold to or through the Co-Administrator, the Distributor or the Advisor or any other "affiliated person" (as defined in the 1940 Act) of the Co-Administrator, Distributor or Advisor when such entities are acting as principals, except to the extent permitted by law. In addition, the Portfolio will not purchase securities during the existence of any underwriting group relating thereto of which the Advisor or an affiliate of the Advisor is a member, except to the extent permitted by law.

         Investment decisions made by the Advisor are the product of many factors in addition to basic suitability for the particular portfolio or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Portfolio may only sell a security to other portfolios or accounts managed by the Advisor or its affiliates in accordance with procedures adopted by the Trustees.

         On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Portfolio, as well as other customers including other portfolios, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

         If the Portfolio writes options that effect a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by the Portfolio will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Portfolio may write may be affected by options written by the Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

MASSACHUSETTS TRUST

         The Trust is a "Massachusetts business trust" of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that the shareholders will not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund will contain a provision to the effect that the shareholders are not personally liable thereunder.

         Effective January 1, 1998, the name of the Trust was changed from "The JPM Institutional Funds" to "J.P. Morgan Institutional Funds", and the Fund's name changed accordingly.

         The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

     The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."


         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in the Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of the Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.


         The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.


         The trustees have authorized the issuance and sale to the public of shares of 22 series of the Trust. The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.


         As of January 31, 1999, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Fund: Morgan as agent for Engelhard Hanovia Inc. (X.XX%); and Morgan as agent for General Re: Employee Benefit Trust (X.XX%).


         The address of each owner listed above is c/o Morgan, 522 Fifth Avenue, New York, New York 10036. As of the date of this Statement of Additional Information, the officers and Trustees as a group owned less than 1% of the shares of the Fund.

SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund is a separate open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, a separate registered investment company with the same investment objective and policies as the Fund. Fund shareholders are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matter on which shares of the Fund shall be entitled to vote.

         In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Morgan at (800) 766-7722.

         The Trust may withdraw the investment of the Fund from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to the Portfolio described above and in the Fund's Prospectus.

         Certain changes in the Portfolio's fundamental investment policies or restrictions, or a failure by the Fund's shareholders to approve such change in the Portfolio's investment restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in-kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in-kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

         Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns.

         Additionally, because the Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no affect on the outcome of such matters.

TAXES

         The Fund intends to continue to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, investments in other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         As a regulated investment company, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed in accordance with the Code's timing requirements.

         Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends generally will be taxable to a shareholder in the year declared rather than the year paid.

         The Fund intends to qualify to pay exempt-interest dividends to its shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax exempt securities. An exempt-interest dividend is that part of dividend distributions made by the Fund which is properly designated as consisting of interest received by the Fund on tax exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Fund, other than the alternative minimum tax under certain circumstances. In view of the Fund's investment policies, it is expected that a substantial portion of all dividends will be exempt-interest dividends, although the Fund may from time to time realize and distribute net short-term capital gains and may invest limited amounts in taxable securities under certain circumstances.

         Distributions of net investment income (other than exempt-interest dividends) and realized net short-term capital gains in excess of net long-term capital losses are generally taxable to shareholders of the Fund as ordinary income whether such distributions are taken in cash or reinvested in additional shares. Distributions of net long-term capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders of the Fund as long-term capital gains, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.

         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by the Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above.


         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder is subject to maximum tax rate of 20%. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less (i) will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares, and (ii) will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund.

         Certain options and futures held by the Portfolio at the end of each taxable year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Portfolio has held such options or futures.

         If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to non-corporate shareholders.

         State and Local Taxes. The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Fund is organized as a New York trust. The Portfolio is not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by the Fund in the Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

         Telephone calls to the Fund, J.P. Morgan or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act and the Portfolio's registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements.
Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Portfolio or the Distributor to make such offer in such jurisdictions.



The Year 2000 Initiative

         With the new millennium rapidly approaching, organizations are examining their computer systems to ensure they are year 2000 compliant. The issue, in simple terms, is that many existing computer systems use only two numbers to identify a year in the date field with the assumption that the first two digits are always 19. As the century is implied in the date, on January 1, 2000, computers that are not year 2000 compliant will assume the year is 1900. Systems that calculate, compare, or sort using the incorrect date will cause erroneous results, ranging from system malfunctions to incorrect or incomplete transaction processing. If not remedied, potential risks include business interruption or shutdown, financial loss, reputation loss, and/or legal liability.


         J.P. Morgan has undertaken a firmwide initiative to address the year 2000 issue and has developed a comprehensive plan to prepare, as appropriate, its computer systems. Each business line has taken responsibility for identifying and fixing the problem within its own area of operation and for addressing all interdependencies. A multidisciplinary team of internal and external experts supports the business teams by providing direction and firmwide coordination. Working together, the business and multidisciplinary teams have completed a thorough education and awareness initiative and a global inventory and assessment of J.P. Morgan's technology and application portfolio to understand the scope of the year 2000 impact at J.P. Morgan. J.P. Morgan presently is renovating and testing these technologies and applications in partnership with external consulting and software development organizations, as well as with year 2000 tool providers. J.P. Morgan has substantially completed renovation, testing, and validation of its key systems and is preparing to participate in industry-wide testing (or streetwide testing) in 1999. J.P. Morgan is also working with key external parties, including clients, counterparties, vendors, exchanges, depositories, utilities, suppliers, agents and regulatory agencies, to stem the potential risks the year 2000 problem poses to J.P. Morgan and to the global financial community. For potential failure scenarios where the risks are deemed significant and where such risk is considered to have a higher probability of occurrence, J.P. Morgan will attempt to develop business recovery/contingency plans. These plans, which are being developed in the first half of 1999, will define the infrastructure that should be put in place for managing a failure during the millennium event itself.

         Costs associated with efforts to prepare J.P. Morgan's systems for the year 2000 approximated $95 million in 1997 and $112 million for the first nine months of 1998. In 1999, J.P. Morgan is continuing its efforts to prepare its systems for the year 2000. The total cost to become year-2000 compliant is estimated at $300 million (for firmwide systems upgrade, not just for systems relating to mutual funds), for internal systems renovation and testing, testing equipment, and both internal and external resources working on the project. The costs associated with J.P. Morgan becoming year-2000 compliant will be borne by J.P. Morgan and not the Fund.

FINANCIAL STATEMENTS


         The following financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's August 31, 1998 annual report filing made with the SEC on October 30, 1998 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder (Accession Number 0001047469-98-038760). The financial report is available without charge upon request by calling J.P. Morgan Funds Services at (800) 521-5411. The Fund's financial statements include the financial statements of the Portfolio.

TEBSAI
                                                        A-4

APPENDIX A

Description of Security Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Commercial Paper, including Tax Exempt

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

Short-Term Tax-Exempt Notes

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper, including Tax Exempt

Prime-1  -  Issuers rated Prime-1 (or related  supporting  institutions)
            have  a  superior   capacity  for   repayment  of   short-term
            promissory   obligations.   Prime-1  repayment  capacity  will
            normally be evidenced by the following characteristics:
         -  Leading market positions in well established industries.
         -  High rates of return on Portfolios employed.
         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Short-Term Tax Exempt Notes

MIG-1 - The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of Portfolios for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

--------
         1 Mr. Healey is an "interested person" (as defined in the 1940 Act) of the Trust. Mr. Healey is also an "interested person" (as defined in the 1940
Act) of the Advisor due to his son's affiliation with JPMIM.








                         J.P. MORGAN INSTITUTIONAL FUNDS



             J.P. MORGAN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND








                       STATEMENT OF ADDITIONAL INFORMATION



                                  MARCH 1, 1999

























THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 1, 1999 FOR THE FUND LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS INCLUDED IN THE ANNUAL REPORT RELATING TO THE FUND LISTED ABOVE DATED AUGUST 31, 1998. THE PROSPECTUS AND THESE FINANCIAL
STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORT ON THE ANNUAL FINANCIAL STATEMENTS, ARE AVAILABLE, WITHOUT CHARGE, UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: J.P. MORGAN INSTITUTIONAL FUNDS (800) 221-7930.

                      Table of Contents


                                                                      Page



General..................................................................1
Investment Objective and Policies........................................1
Investment Restrictions.................................................11
Trustees and Officers...................................................13
Investment Advisor......................................................17
Distributor.............................................................19
Co-Administrator........................................................20
Services Agent..........................................................20
Custodian and Transfer Agent............................................21
Shareholder Servicing...................................................21
Financial Professionals.... . .  . . . . . . . . . . . .. . . . . . . . 23
Independent Accountants.................................................23
Expenses................................................................23
Purchase of Shares......................................................24
Redemption of Shares....................................................25
Exchange of Shares......................................................25
Dividends and Distributions.............................................26
Net Asset Value.........................................................26
Performance Data........................................................27
Portfolio Transactions..................................................28
Massachusetts Trust.....................................................29
Description of Shares...................................................30
Special Information Concerning
Investment Structure. . . . . . . . . . . . .  . . . . . . . . . . . . .32
Taxes...................................................................33
Additional Information..................................................36
Appendix A - Description of Security Ratings...........................A-1

GENERAL

         This Statement of Additional Information relates only to the J.P. Morgan Institutional Tax Exempt Money Market Fund (the "Fund"). The Fund is a series of shares of beneficial interest of the J.P. Morgan Institutional Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Fund, the Trust consists of other series representing separate investment funds (each a "J.P. Morgan Institutional Fund"). The other J.P. Morgan Institutional Funds are covered by separate Statements of Additional Information.

         This Statement of Additional Information describes the financial history, investment objective and policies, management and operation of the Fund and provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Trust's executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Master Portfolio (the "Portfolio"), an open-end management investment company having the same investment objective as the Fund. The Fund invests in the Portfolio through a two-tier master-feeder investment fund structure. See "Special Information Concerning Investment Structure."

     The Portfolio is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor").

         Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York, ("Morgan"), an affiliate of the Advisor or any other bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVE AND POLICIES

         The following discussion supplements the information regarding the investment objective of the Fund and the policies to be employed to achieve the objective by the Portfolio as set forth herein and in the Prospectus. Since the investment characteristics and experiences of the Fund correspond directly with those of the Portfolio, the discussion in this Statement of Additional Information focuses on the investments and investment policies of the Portfolio. Accordingly, references below to the Portfolio also include the Fund; similarly, references to the Fund also include the Portfolio unless the context requires otherwise.

         The Fund is designed for investors who seek high current income consistent with the preservation of capital and same-day liquidity from a portfolio of high quality money market instruments. The Fund's investment objective is to maximize current income that is exempt from federal income tax consistent with the preservation of capital and same-day liquidity. See "Taxes." The Fund attempts to achieve this objective by investing all of its investable assets in The Tax Exempt Money Market Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund.

         The Portfolio attempts to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. dollar-denominated securities described in this Statement of Additional Information that meet certain rating criteria, present minimal credit risks, have effective maturities of not more than thirteen months and earn interest wholly exempt from federal income tax in the opinion of bond counsel for the issuer. If attractive municipal obligations are not available, the Fund may hold cash rather than invest in taxable money market instruments. The Portfolio, however, may temporarily invest up to 20% of total assets in taxable securities in abnormal market conditions, for defensive purposes only. For purposes of this calculation, obligations that generate income that may be treated as a preference item for purposes of the alternative minimum tax shall not be considered taxable securities. See "Quality and Diversification Requirements." Interest on these securities may be subject to state and local taxes. For more detailed information regarding tax matters, including the applicability of the alternative minimum tax, see "Taxes."

Money Market Instruments

     A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Quality and Diversification Requirements."

Tax Exempt Obligations

     The Fund may invest in tax exempt obligations to the extent consistent with the Fund's investment objective and policies. A description of the various types of tax exempt obligations which may be purchased by the Fund appears below. See "Quality and Diversification Requirements."

          Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

          Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

     Municipal  Notes.  Municipal notes are subdivided into three  categories of
short-term   obligations:   municipal  notes,  municipal  commercial  paper  and
municipal demand obligations.

          Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

          Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

          Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of the Fund to receive the par value of the obligation upon demand or notice.

          Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. For a description of the attributes of master demand obligations, see "Money Market Instruments" above. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.


          The Fund may purchase securities of the type described above if they have effective maturities within thirteen months. As required by regulation of the Securities and Exchange Commission (the "SEC"), this means that on the date of acquisition the final stated maturity (or if called for redemption, the redemption date) must be within thirteen months or the maturity must be deemed to be no more than 397 days because of a maturity shortening mechanism, such as a variable interest rate, coupled with a conditional or unconditional right to resell the investment to the issuer or a third party. See "Variable Rate Demand Notes" and "Puts." A substantial portion of the Fund's portfolio is subject to maturity shortening mechanisms consisting of variable interest rates coupled with unconditional rights to resell the securities to the issuers either directly or by drawing on a domestic or foreign bank letter of credit or other credit support arrangement. See "Foreign Investments."


          Puts. The Fund may purchase without limit municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Advisor will monitor each writer's ability to meet its obligations under puts.

          Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

          The Fund values any municipal bonds and notes which are subject to puts at amortized cost. No value is assigned to the put. The cost of any such put is carried as an unrealized loss from the time of purchase until it is exercised or expires. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the SEC.

          Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Trustees will review regularly the Advisor's list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers,

          Inc. or members of a national securities exchange. The Trustees have directed the Advisor not to enter into put transactions with any dealer which in the judgment of the Advisor becomes more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

          The Trust has been advised by counsel that the Fund will be considered the owner of the securities subject to the puts so that the interest on the securities is tax exempt income to the Fund. Such advice of counsel is based on certain assumptions concerning the terms of the puts and the attendant circumstances.

  Taxable Investments

         The Portfolio attempts to invest its assets in tax exempt securities and when investments are not available, may hold cash or may invest to a limited extent in taxable securities. While the Fund does not currently intend to invest in taxable securities, in abnormal market conditions for defensive purposes only, it may invest up to 20% of the value of its total assets in securities, the interest income on which may be subject to federal, state or local income taxes. The taxable investments permitted for the Portfolio include obligations of the U.S. Government and its agencies and instrumentalities, bank obligations, commercial paper and repurchase agreements.

         The Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate bonds, and other obligations described in the Prospectus or this Statement of Additional Information.

     U.S. Treasury Securities. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

          Additional  U.S.  Government  Obligations.  The  Fund  may  invest  in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

          Bank Obligations. The Fund, unless otherwise noted in the Prospectus or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Fund may not invest in obligations of foreign branches of foreign banks. The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank.

          Commercial Paper. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan, an affiliate of the Advisor, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

          Repurchase Agreements. The Fund, unless otherwise noted in the Prospectus or below, may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Fund's Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than 397 days. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of 397 days from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in the agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. The Fund will be fully collateralized within the meaning of paragraph (a)(4) of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

          The Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate bonds, and other obligations described in the Prospectus or this Statement of Additional Information.

  Additional Investments

         When-Issued  and Delayed  Delivery  Securities.  The Fund may  purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

          Investment Company Securities. Securities of other investment companies may be acquired by the Fund and Portfolio to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (its corresponding Portfolio). As a shareholder of another investment company, the Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund or Portfolio bears directly in connection with its own operations.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for the Fund's limitations on reverse repurchase agreements and bank borrowings.

          Loans of Portfolio Securities. Subject to applicable investment restrictions, the Fund is permitted to lend its securities in an amount up to 33 1/3% of the value of the Fund's net assets. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. Loans of portfolio securities may be considered extensions of credit by the Fund. The risks to the Fund with respect to borrowers of its portfolio securities are similar to the risks to the Fund with respect to sellers in repurchase agreement transactions. See "Repurchase Agreements". The Fund will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund, the Advisor or the Distributor, unless otherwise permitted by applicable law.

          Illiquid Investments, Privately Placed and Certain Unregistered Securities. The Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. The Fund may not acquire any illiquid holdings if, as a result thereof, more than 10% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Portfolio may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

          The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

          As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

          Synthetic Instruments. The Fund may invest in certain synthetic variable rate instruments. Such instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third part at par. Morgan will review the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Portfolio will be that of holding the long-term bond, which may require the disposition of the bond which could be at a loss. In the case of some types of instruments credit enhancement is not provided, and if certain events, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or
  (c) a loss of the bond's tax exempt status, occur, then (i) the put will terminate, (ii) the risk to the Fund will be that of holding a long-term bond, and (iii) the disposition of the bond may be required which could be at a loss.

  Quality and Diversification Requirements

     The Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

          At the time the Fund invests in any taxable commercial paper, master demand obligation, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in Morgan's opinion.

          For purposes of diversification and concentration under the 1940 Act, identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions."

          In order to attain its objective of maintaining a stable net asset value, the Fund will limit its investments to securities that present minimal credit risks and securities (other than New York State municipal notes) that are rated within the highest rating assigned to short-term debt securities (or, in the case of New York State municipal notes, within one of the two highest ratings assigned to short-term debt securities) by at least two NRSROs or by the only NRSRO that has rated the security. Securities which originally had a maturity of over one year are subject to more complicated, but generally similar rating requirements. The Fund may also purchase unrated securities that are of comparable quality to the rated securities described above. Additionally, if the issuer of a particular security has issued other securities of comparable priority and security and which have been rated in accordance with the criteria described above that security will be deemed to have the same rating as such other rated securities.

          In addition, the Board of Trustees has adopted procedures which (i) require the Fund to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of not more than thirteen months and (ii) require the Fund, in the event of certain downgrading of or defaults on portfolio holdings, to dispose of the holding, subject in certain circumstances to a finding by the Trustees that disposing of the holding would not be in the Fund's best interest.

          The credit quality of variable rate demand notes and other municipal obligations is frequently enhanced by various credit support arrangements with domestic or foreign financial institutions, such as letters of credit, guarantees and insurance, and these arrangements are considered when investment quality is evaluated. The rating of credit-enhanced municipal obligations by a NRSRO may be based primarily or exclusively on the credit support arrangement.

  INVESTMENT RESTRICTIONS

          The investment restrictions of the Fund and Portfolio are identical, unless otherwise specified. Accordingly, references below to the Fund also include the Portfolio unless the context requires otherwise; similarly, references to the Portfolio also include the Fund unless the context requires otherwise.

          The investment restrictions below have been adopted by the Trust, with respect to the Fund, and by the Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever the Fund is requested to vote on a change in the fundamental investment restrictions of the Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

         The Fund and its corresponding Portfolio:

1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940;

2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

4. May not borrow money, except to the extent permitted by applicable law;

5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

         Non-Fundamental Investment Restrictions. The investment restrictions described below are not fundamental policies of the Fund and its corresponding Portfolio and may be changed by their Trustees. These non-fundamental investment policies require that the Fund and its corresponding Portfolio:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid;

(ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities

(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

(iv) May not borrow money, except from banks for temporary, extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Fund's total assets, taken at cost at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts up to 10% of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets, provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. This borrowing provision, for example, facilitates the orderly sale of portfolio securities in the event of abnormally heavy redemption requests or in the event of redemption requests during periods of tight market supply. This provision is not for leveraging purposes.

(v) May not purchase industrial revenue bonds if, as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with fewer than three years of operating history.

         Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of fundamental investment restrictions regarding industry concentration, the Advisor may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if the Advisor determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Advisor may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

TRUSTEES AND OFFICERS

Trustees

         The Trustees of the Trust, who are also the Trustees of the Portfolio, their business addresses, principal occupations during the past five years and dates of birth are set forth below.

     FREDERICK S. ADDY--Trustee; Retired; Prior to April 1994, Executive Vice President and Chief Financial Officer, Amoco Corporation. His address is 5300 Arbutus Cove, Austin, Texas 78746, and his date of birth is January 1, 1932.

     WILLIAM  G.  BURNS--Trustee;   Retired,  Former  Vice  Chairman  and  Chief
Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, Florida 32779, and his date of birth is November 2, 1932.

     ARTHUR C. ESCHENLAUER--Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, New Jersey 08540, and his date of birth is May 23, 1934.


         MATTHEW HEALEY1--Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436, and his date of birth is August 23, 1937.

     MICHAEL P. MALLARDI--Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His address is 10 Charnwood Drive, Suffern, New York 10910, and his date of birth is March 17, 1934.

         The Trustees of the Trust are the same as the Trustees of the Portfolio. In accordance with applicable state requirements, a majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, the Portfolio and the J.P. Morgan Funds up to and including creating a separate board of trustees.

         Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), the J.P. Morgan Funds and J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these Fund.


     Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 1998 are set forth below.


--------------------------------- ------------------ --------------------------


                                                      TOTAL TRUSTEE COMPENSATION
                                   AGGREGATE TRUSTEE  ACCRUED BY THE MASTER
                                   COMPENSATION       PORTFOLIOS(*), J.P. MORGAN
                                   PAID BY THE TRUST  FUNDS, J.P. MORGAN SERIES
                                   DURING 1998        TRUST AND THE TRUST DURING
NAME OF TRUSTEE                                       1998(***)
---------------------------------- ------------------ --------------------------
---------------------------------- ------------------ --------------------------
Frederick S. Addy, Trustee         $20,055            $75,000
---------------------------------- ------------------ --------------------------
---------------------------------- ------------------ --------------------------

William G. Burns, Trustee          $20,055            $75,000
---------------------------------- ------------------ --------------------------
---------------------------------- ------------------ --------------------------

Arthur C. Eschenlauer, Trustee     $20,055            $75,000
---------------------------------- ------------------ --------------------------
---------------------------------- ------------------ --------------------------

Matthew Healey, Trustee (**)       $20,055            $75,000
  Chairman and Chief Executive
  Officer
---------------------------------- ------------------ --------------------------
---------------------------------- ------------------ --------------------------

Michael P. Mallardi, Trustee       $20,055            $75,000
---------------------------------- ------------------ --------------------------



(*) Includes the Portfolio and 18 other portfolios (collectively, the "Master Portfolios") for which JPMIM acts as investment adviser.

     (**) During 1998, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $157,400, contributed $23,610 to a defined contribution plan on his behalf and paid $17,700 in insurance premiums for his benefit.

     (***) No investment company within the fund complex has a pension or retirement plan. Currently there are 17 investment companies (14 investment companies comprising the Master Portfolios, the J.P. Morgan Funds, the Trust and J.P. Morgan Series Trust) in the fund complex.


     The Trustees decide upon general policies and are responsible for overseeing the Trust's and Portfolio's business affairs. The Portfolio and the Trust have entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolio and the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for The Pierpont Family of Funds (now the J.P. Morgan Family of Funds), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolio have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services to the Trust, the Portfolio and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.

         The aggregate fees paid to Pierpont Group, Inc. by the Fund and the Portfolio during the indicated fiscal years are set forth below:


     Fund -- For the fiscal years ended August 31, 1996, 1997 and 1998: $8,391, $6,074 and $14,685.

Portfolio -- For the fiscal years ended August 31, 1996, 1997 and 1998: $62,310, $43,285 and $53,097.


Officers

         The Trust's and Portfolio's executive officers (listed below), other than the Chief Executive Officer, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust and the Portfolio. The Trust and the Portfolio have no employees.

         The officers of the Trust and the Portfolio, their principal occupations during the past five years and dates of birth are set forth below. Unless otherwise specified, each officer holds the same position with the Trust and the Portfolio. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.


         MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, Florida 33436. His date of birth is August 23, 1937.


     MARGARET W. CHAMBERS; Vice President and Secretary. Senior Vice President and General Counsel of FDI since April, 1998. From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. Her date of birth is October 12, 1959.

         MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies distributed or administered by FDI. Prior to July 1994, she was President and Chief Compliance Officer of FDI. Her date of birth is August 1, 1957.

     DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Assistant Vice President and Assistant Department Manager of Treasury Services and

     Administration of FDI and an officer of certain investment companies distributed or administered by FDI. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. His date of birth is March 31, 1969.

     KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and an officer of certain investment companies distributed or administered by FDI. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager of SEC Registration at Scudder, Stevens & Clark, Inc. Prior to May 1994, Ms. Jacoppo-Wood was a senior paralegal at The Boston Company Advisors, Inc. ("TBCA"). Her date of birth is December 29, 1966.

     CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. Prior to April 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. His date of birth is December 24, 1964.

     KATHLEEN K. MORRISEY. Vice President and Assistant Secretary. Vice President and Assistant Secretary of FDI. Manager of Treasury Services
Administration and an officer of certain investment companies advised or administered by Montgomery Asset Management, L.P. and Dresdner RCM Global Investors, Inc., and their respective affiliates. From July 1994 to November 1995, Ms. Morrisey was a Fund Accountant II for Investors Bank & Trust Company. Prior to July 1994 she was a Finance student at Stonehill College in North Easton, Massachusetts. Her date of birth is July 5, 1972.

     MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual and an officer of certain investment companies distributed or administered by FDI. Prior to August 1994, Ms. Nelson was an Assistant Vice President and Client Manager for The Boston Company, Inc. Her date of birth is April 22, 1964.

     MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Manager for the Budgeting and Expense Processing Group. Prior to September 1995, Ms. Pace served as a Fund Administrator for Morgan Guaranty Trust Company of New York. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

     MICHAEL S. PETRUCELLI; Vice President and Assistant Secretary. Senior Vice President and Director of Strategic Client Initiatives for FDI since December 1996. From December 1989 through November 1996, Mr. Petrucelli was employed with GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE Investment Services. Address: 200 Park Avenue, New York, New York, 10166. His date of birth is May 18, 1961.

     STEPHANIE D. PIERCE; Vice President and Assistant Secretary. Vice President and Client Development Manager for FDI since April 1998. From April 1997 to March 1998, Ms. Pierce was employed by Citibank, NA as an officer of Citibank and Relationship Manager on the Business and Professional Banking
     team handling over 22,000 clients. Address: 200 Park Avenue, New York, New York 10166. Her date of birth is August 18, 1968.

     GEORGE A. RIO; President and Treasurer. Executive Vice President and Client Service Director of FDI since April 1998. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, Mr. Rio was Director of Business Development for First Data Corporation. From September 1983 to May 1994, Mr. Rio was Senior Vice President & Manager of Client Services and Director of Internal Audit at The Boston Company. His date of birth is January 2, 1955.

     CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group as a Manager of the Tax Group and is responsible for U.S. mutual fund tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

INVESTMENT ADVISOR

         The Fund has not retained the services of an investment adviser because the Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio. Subject to the supervision of the Portfolio's Trustees, the Advisor makes the Portfolio's day-to-day investment decisions, arranges for the execution of Portfolio transactions and generally manages the Portfolio's investments. Effective October 1, 1998 the Portfolio's investment advisor is JPMIM. Prior to that date, Morgan was the Portfolio's investment advisor. JPMIM, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, which manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.


         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $316 billion.


         J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

         The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt, and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 300 capital market researchers, portfolio managers and traders. The Advisor's fixed income investment process is based on analysis of real rates, sector diversification and quantitative and credit analysis.

         The investment advisory services the Advisor provides to the Portfolio are not exclusive under the terms of the Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolio. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolio. See "Portfolio Transactions."

         Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmark for the Portfolio in which the Fund invests is currently IBC's Tax Exempt Money Fund Average.

        Morgan, also a wholly owned subsidiary of J.P. Morgan, is a bank holding company organized under the laws of the State of Delaware. Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.


         The Portfolio is managed by officers of the Advisor who, in acting for their customers, including the Portfolio, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan.


         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreement, the Portfolio has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rate of 0.20% of the Portfolio's average daily net assets up to $1 billion and 0.10% of the Portfolio's average daily net assets in excess of $1 billion.


         The Portfolio paid the following advisory fees to Morgan and JPMIM, as applicable, for the fiscal years ended August 31, 1996, 1997 and 1998:
$2,154,248, $2,267,159 and $2,710,567.


         The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See
"Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio. See "Additional Information."

         The Glass-Steagall Act and other applicable laws generally prohibit banks such as the Advisor from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolio contemplated by the Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. However, it is possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent the Advisor from continuing to perform such services for the Portfolio.

         If the Advisor were prohibited from acting as investment advisor to the Portfolio, it is expected that the Trustees of the Portfolio would recommend to investors that they approve the Portfolio's entering into a new investment advisory agreement with another qualified investment advisor selected by the Trustees.

     Under separate agreements, Morgan provides certain financial, fund accounting and administrative services to the Trust and the Portfolio and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

         FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor. FDI is a wholly owned indirect subsidiary of Boston Institutional Group, Inc. FDI also serves as exclusive placement agent for the Portfolio. FDI currently provides administration and distribution services for a number of other investment companies.

         The Distribution Agreement shall continue in effect with respect to the Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940
Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under

         "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

         Under Co-Administration Agreements with the Trust and the Portfolio dated August 1, 1996, FDI also serves as the Trust's and the Portfolio's Co-Administrator. The Co-Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Co-Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolio, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust or the Portfolio, as applicable, expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

         FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust and the Portfolio; (ii) provides officers for the Trust and the Portfolio; (iii) prepares and files documents required for notification of state securities administrators; (iv) reviews and files marketing and sales literature; (v) files Portfolio regulatory documents and mails Portfolio communications to Trustees and investors; and (vi) maintains related books and records.

         For its services under the Co-Administration Agreements, the Fund and Portfolio have agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund or Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust, the Master Portfolios and certain other investment companies subject to similar agreements with FDI.

     The Fund paid FDI the following administrative fees for the period August 1, 1996 through August 31, 1996 and the fiscal years ended August 31, 1997 and 1998: $525, $6,410 and $11,546.

     The Portfolio paid FDI the following administrative fees for the period August 1, 1996 through August 31, 1996 and the fiscal years ended August 31, 1997 and 1998: $2,284, $25,082 and $24,913.


         For the period September 1, 1995 through July 31, 1996, the Fund paid Signature Broker-Dealer Services, Inc. (which provided distribution and administrative services to the Trust and placement agent and administrative services to the Portfolio prior to August 1, 1996) $23,755 in administrative fees.


         For the period September 1, 1995 through July 31, 1996, the Portfolio paid Signature Broker-Dealer Services, Inc. (which provided distribution and administrative services to the Trust and placement agent and administrative services to the Portfolio prior to August 1, 1996) $110,848 in administrative fees. See the Prospectus and below for applicable expense limitations.

SERVICES AGENT

         The Trust, on behalf of the Fund, and the Portfolio have entered into Administrative Services Agreements (the "Services Agreements") with Morgan pursuant to which Morgan is responsible for certain administrative and related services provided to the Fund and Portfolio. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

         Under the Services Agreements, the Fund and the Portfolio have agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund and Portfolio is determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and J.P. Morgan Series Trust.


         Under prior administrative services agreements in effect from December 29, 1995 through July 31, 1996 with Morgan, the Portfolio paid Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following schedule: 0.06% of the first $7 billion of the Master Portfolios' aggregate average daily net assets, and 0.03% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion. Prior to December 29, 1995, the Trust and the Portfolio had entered into Financial and Fund Accounting Services Agreements with Morgan, the provisions of which included certain of the activities described above and prior to September 1, 1995, also included reimbursement of usual and customary expenses.

         The Fund paid to Morgan, as Services Agent, the following fees, for the fiscal years ended August 31, 1996, 1997 and 1998: $30,085, $60,316 and
$147,096.

         The Portfolio paid to Morgan, as Services Agent, the following, for the fiscal years ended August 31, 1996, 1997 and 1998: $205,419, $397,340 and
$502,654.


CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's and the Portfolio's custodian and fund accounting agent and the Fund's transfer and dividend disbursing agent. Pursuant to the Custodian Contracts, State Street is responsible for maintaining the books of account and records of portfolio transactions and holding portfolio securities and cash. In addition, the Custodian has entered into subcustodian agreements on behalf of the Portfolio with Bankers Trust Company for the purpose of holding TENR Notes and with Bank of New York and Chemical Bank, N.A. for the purpose of holding certain variable rate demand notes. The custodian maintains portfolio transaction records. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

         The Trust on behalf of the Fund has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a Financial Professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Fund's transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; monitoring the activities of the Fund's transfer agent; and providing other related services.


         Under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan for these services a fee at the annual rate of 0.10%(expressed as a percentage of the average daily net asset value of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent). Morgan acts as shareholder servicing agent for all shareholders.

         The shareholder servicing fees paid by the Fund to Morgan for the fiscal years ended August 31, 1996, 1997 and 1998 were as follows: $103,262, $97,098 and $278,809. See "Expenses" in the Prospectus and below for applicable expense limitations.


         As discussed under "Investment Advisor," the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and providing administrative services to the Fund and the Portfolio under the Services Agreements, and the activities of JPMIM in acting as Advisor to the Portfolio under the Investment Advisory Agreement may raise issues under these laws. However, Morgan and JPMIM believes that they may properly perform these services and the other activities described in the Prospectus without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

         If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Fund or the Portfolio might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

         The Fund may be sold to or through financial intermediaries who are customers of J.P. Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by J.P. Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not be remitted to the Fund or J.P. Morgan.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust and the Portfolio are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund and the Portfolio, assists in the preparation and/or review of the Fund's and the Portfolio's federal and state income tax returns and consults with the Fund and the Portfolio as to matters of accounting and federal and state income taxation.

EXPENSES

         In addition to the fees payable to Pierpont Group, Inc., JPMIM, Morgan and FDI under various agreements discussed under "Trustees and Officers," "Investment Advisor," "Co-Administrator", "Distributor," "Services Agent" and "Shareholder Servicing" above, the Fund and the Portfolio are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, costs associated with their registration fees under federal securities laws, and extraordinary expenses applicable to the Fund or the Portfolio. For the Fund, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Portfolio, such expenses also include custodian fees. For additional information regarding waivers or expense subsidies, see the Prospectus.


     J.P. Morgan has agreed that it will reimburse all Fund expenses until further notice except those allocated to the Fund by the Portfolio. If the Portfolio's allocation of expenses to the Fund exceeds 0.35% of the Fund's average daily net assets, J.P. Morgan will reimburse the Fund to the extent necessary to maintain the Fund's total operating expenses at the annual rate of 0.35% of the Fund's average daily net assets. If the Portfolio's allocation of expenses to the Fund falls below 0.20% of the Fund's average daily net assets, J.P. Morgan will reimburse the Fund's expenses in excess of those required to bring the Fund's total operating expenses to the annual rate of 0.20% of the Fund's average daily net assets. These limits do not cover extraordinary expenses. This reimbursement/waiver arrangement can be changed at any time at the option of J.P.
Morgan.

         The table below sets forth the fees and other expenses J.P. Morgan reimbursed under the expense reimbursement arrangements described above or pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.

Fund -- For the fiscal years ended August 31, 1996, 1997 and 1998: $115,719, $199,947 and $646,533.

     Portfolio -- For the fiscal  years ended  August 31,  1996,  1997 and 1998:
N/A, N/A and N/A.


PURCHASE OF SHARES

         Method of Purchase. Investors may open accounts with the Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Fund is authorized to accept any instructions relating to a Fund account from Morgan as shareholder servicing agent for the customer. All purchase orders must be accepted by the Distributor. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Trust reserves the right to determine the purchase orders that it will accept.

         References in the Prospectus and this Statement of Additional Information to customers of Morgan or a financial professional include customers of their affiliates and references to transactions by customers with Morgan or a financial professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of the Fund may make transactions in shares of the Fund.

         The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Portfolio;
(ii) be acquired by the Fund for investment and not for resale (other than for resale to the Portfolio); and (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of a Financial Professional, and the Financial Professional may charge the investor a fee for this service and other services it provides to its customers.

REDEMPTION OF SHARES

         Investors may redeem shares as described in the Prospectus. Shareholders redeeming shares of the Fund should be aware that the Fund attempts to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that it will be able to continue to do so, and in that case the net asset value of the Fund's shares might deviate from $1.00 per share.
Accordingly, a redemption request might result in payment of a dollar amount which differs from the number of shares redeemed. See "Net Asset Value" below.

         If the Trust, on behalf of the Fund, and the Portfolio determine that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust, on behalf of the Fund, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind.

         Further Redemption Information. Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of the Fund, and the Portfolio reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or
(iv) for such other periods as the SEC may permit.

EXCHANGE OF SHARES

         An investor may exchange shares from the Fund into shares of any other J.P. Morgan Institutional or J.P. Morgan mutual fund, without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

         The Fund declares and pays dividends and distributions as described in the Prospectus.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE


         The Fund computes its net asset value once daily on Monday through Friday as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In the event that trading in the money markets is scheduled to end earlier than the close of the New York Stock Exchange in observance of these holidays, the Fund and Portfolio would expect to close for purchases and redemptions an hour in advance of the end of trading in the money markets. The Fund and the Portfolio may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. On any business day when the Public Securities Association ("PSA") recommends that the securities market close early, the Fund reserves the right to cease accepting purchase and redemption orders for same business day credit at the time PSA recommends that the securities market close. On days the Fund closes early, purchase and redemption orders received after the PSA-recommended closing time will be credited the next business day. The days on which net asset value is determined are the Fund's business days.


         The net asset value of the Fund is equal to the value of the Fund's investment in the Portfolio (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Portfolio in valuing its assets.

         The Portfolio's portfolio securities are valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of the Fund of $1.00. No assurances can be given that this goal can be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Trustees will take steps necessary to reduce such deviation, such as changing the Fund's dividend policy, shortening the average portfolio maturity, realizing gains or losses, or reducing the number of outstanding Fund shares. Any reduction of outstanding shares will be effected by having each shareholder contribute to the Fund's capital the necessary shares on a pro rata basis. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Fund. See "Taxes."

PERFORMANCE DATA

         From time to time, the Fund may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Current performance information for the Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information.

         Yield Quotations. As required by regulations of the SEC, current yield for the Fund is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period, dividing the net change in account value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield for the Fund is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares. The tax equivalent yield is computed by first computing the yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal income tax purposes is determined. This portion of the yield is then divided by one minus the stated assumed federal income tax rate for individuals and then added to the portion of the yield that is not attributable to securities, the income of which was tax exempt.

     Historical yield information for the period ended August 31, 1998 is as follows: 7-day current yield: 3.21%; 7-day tax equivalent yield at 39.6% tax rate: 5.31%; 7-day effective yield: 3.26%.


         Total Return Quotations. Historical performance information for the periods prior to the establishment of the Fund will be that of its corresponding predecessor J.P. Morgan fund and will be presented in accordance with applicable SEC Staff interpretations.

     Historical return information for the Fund for the period ended August 31, 1998 is as follows: Average annual total return, 1 year: 3.45%; Average annual total return, 5 years: 3.21%; average annual total return, 10 years: 3.77%; aggregate total return, 1 year: 3.45%; aggregate total return, 5 years: 17.09%; aggregate total return, 10 years: 44.77%.


         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

     General. The Fund's performance will vary from time to time depending upon market conditions, the composition of the Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products
(including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

PORTFOLIO TRANSACTIONS

     The Advisor places orders for the Portfolio for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Portfolio. See "Investment Objectives and Policies."

         Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         Portfolio transactions for the Portfolio will be undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates. The Portfolio may engage in short-term trading consistent with its objective. See "Investment Objective and Policies -- Portfolio Turnover." The Portfolio will not seek profits through short-term trading, but the Portfolio may dispose of any portfolio security prior to its maturity if it believes such disposition is appropriate even if this action realizes profits or losses.

         In connection with portfolio transactions for the Portfolio, the Advisor intends to seek the best price and execution on a competitive basis for both purchases and sales of securities.


         The Portfolio has a policy of investing only in securities with maturities of not more than thirteen months, which will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments which the Portfolio makes, turnover resulting from such investments should not adversely affect the net asset value or net income of the Portfolio.

         Subject to the overriding objective of obtaining best execution of orders, the Advisor may allocate a portion of the Portfolio's brokerage transactions to affiliates of the Advisor. In order for affiliates of the Advisor to effect any portfolio transactions for the Portfolio, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trustees of the Portfolio, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

         Portfolio securities will not be purchased from or through or sold to or through the Co-Administrator, the Distributor or the Advisor or any other "affiliated person" (as defined in the 1940 Act) of the Co-Administrator, Distributor or Advisor when such entities are acting as principals, except to the extent permitted by law. In addition, the Portfolio will not purchase securities during the existence of any underwriting group relating thereto of which the Advisor or an affiliate of the Advisor is a member, except to the extent permitted by law.

         On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers including other Portfolios, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

MASSACHUSETTS TRUST

         The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

         Effective January 1, 1998, the name of the Trust was changed from "The JPM Institutional Funds" to "J.P. Morgan Institutional Funds," and the Fund's name changed accordingly.

         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

         No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

         The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

     The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in the Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of the Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

         The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.


         The Trustees have authorized the issuance and sale to the public of shares of 22 series of the Trust. The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see the Prospectus.

     As of January 31, 1999, the following owned of record more than 5% of the outstanding shares of the Fund: E. H. Skove (6.86%).


         The address of each owner listed above is c/o Morgan, 522 Fifth Avenue, New York, New York, 10036. As of the date of this Statement of Additional Information, the officers and Trustees as a group owned less than 1% of the shares of the Fund.

SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE


         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in the Master Portfolio, a separate registered investment company with the same investment objective and policies as the Fund. Generally, when a Master Portfolio seeks a vote to change a fundamental investment restriction, its feeder fund(s) will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote.


         In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Morgan at (800) 766-7722.

         The Trust may withdraw the investment of the Fund from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions in accordance with the investment policies with respect to the Portfolio described above and in the Fund's prospectus.

         Certain changes in the Portfolio's fundamental investment policies or restrictions, or a failure by the Fund's shareholders to approve such change in the Portfolio's investment restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

         Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns.

         Additionally, because the Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no affect on the outcome of such matters.

TAXES

         The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Prospectus. These laws and regulations are subject to change by legislative or administrative action.


         The Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As a regulated investment company, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's timing requirements.


         Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends generally will be taxable to a shareholder in the year declared rather than the year paid.

         The Fund intends to qualify to pay exempt-interest dividends to its shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax exempt securities. An exempt-interest dividend is that part of dividend distributions made by the Fund which is properly designated as consisting of interest received by the Fund on tax exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Fund, other than the alternative minimum tax under certain circumstances. In view of the Fund's investment policies, it is expected that a substantial portion of all dividends will be exempt-interest dividends, although the Fund may from time to time realize and distribute net short-term capital gains and may invest limited amounts in taxable securities under certain circumstances.

         Distributions of net investment income and realized net short-term capital gains in excess of net long-term capital losses (other than exempt interest dividends) are generally taxable to shareholders of the Fund as ordinary income whether such distributions are taken in cash or reinvested in additional shares. Distributions to corporate shareholders of the Fund are not eligible for the dividends received deduction. Distributions of net long-term capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of the Fund as long-term capital gains, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a 20% rate of tax.

         To maintain a constant $1.00 per share net asset value, the Trustees of the Trust may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses. The adjustment may result in a shareholder having more dividend income than net income in his account for a period. When the number of outstanding shares of the Fund is reduced, the shareholder's basis in the shares of the Fund may be adjusted to reflect the difference between taxable income and net dividends actually distributed. This difference may be realized as a capital loss when the shares are liquidated. Subject to certain limited exceptions, capital losses cannot be used to offset ordinary income. See "Net Asset Value."

         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put is acquired or a call option is written thereon or straddle rules are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by the Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above.

         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Long-term capital gain of an individual holder is subject to maximum tax rate of 20%. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. Investors are urged to consult their tax advisors concerning the limitations on the deductibility of capital losses. Additionally, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced by securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund.

         If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withold 31% of certain payments made or distributions declared to non-corporate shareholders.

     Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless IRS Form W-8 is provided. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

         State and Local Taxes. The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         Other Taxation. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolio is organized as a New York trust. The Portfolio is not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by the Fund in the Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Portfolio's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities, whichever is less.

         Telephone calls to the Fund, J.P. Morgan or Financial Professionals as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act and the Portfolio's registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements.
Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

The Year 2000 Initiative

         With the new millennium rapidly approaching, organizations are examining their computer systems to ensure they are year 2000 compliant. The issue, in simple terms, is that many existing computer systems use only two numbers to identify a year in the date field with the assumption that the first two digits are always 19. As the century is implied in the date, on January 1, 2000, computers that are not year 2000 compliant will assume the year is 1900. Systems that calculate, compare, or sort using the incorrect date will cause erroneous results, ranging from system malfunctions to incorrect or incomplete transaction processing. If not remedied, potential risks include business interruption or shutdown, financial loss, reputation loss, and/or legal liability.


         J.P. Morgan has undertaken a firmwide initiative to address the year 2000 issue and has developed a comprehensive plan to prepare, as appropriate, its computer systems. Each business line has taken responsibility for identifying and fixing the problem within its own area of operation and for addressing all interdependencies. A multidisciplinary team of internal and external experts supports the business teams by providing direction and firmwide coordination. Working together, the business and multidisciplinary teams have completed a thorough education and awareness initiative and a global inventory and assessment of J.P. Morgan's technology and application portfolio to understand the scope of the year 2000 impact at J.P. Morgan. J.P. Morgan presently is renovating and testing these technologies and applications in partnership with external consulting and software development organizations, as well as with year 2000 tool providers. J.P. Morgan has substantially completed renovation, testing, and validation of its key systems and is preparing to participate in industry-wide testing (or streetwide testing) in 1999. J.P. Morgan is also working with key external parties, including clients, counterparties, vendors, exchanges, depositories, utilities, suppliers, agents and regulatory agencies, to stem the potential risks the year 2000 problem poses to J.P. Morgan and to the global financial community. For potential failure scenarios where the risks are deemed significant and where such risk is considered to have a higher probability of occurrence, J.P. Morgan will attempt to develop business recovery/contingency plans. These plans, which are being developed in the first half of 1999, will define the infrastructure that should be put in place for managing a failure during the millennium event itself.

         Costs associated with efforts to prepare J.P. Morgan's systems for the year 2000 approximated $95 million in 1997 and $112 million for the first nine months of 1998. In 1999, J.P. Morgan is continuing its efforts to prepare its systems for the year 2000. The total cost to become year-2000 compliant is estimated at $300 million (for firmwide systems upgrade, not just for systems relating to mutual funds), for internal systems renovation and testing, testing equipment, and both internal and external resources working on the project. The costs associated with J.P. Morgan becoming year-2000 compliant will be borne by J.P. Morgan and not the Fund.


FINANCIAL STATEMENTS


         The financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference from the Fund's August 31, 1998 annual report filing made with the SEC on October 30, 1998 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder (Accession Number 0001047469-98-038757). The financial statements are available without charge upon request by calling J.P. Morgan Funds Services at (800) 766-7722. The Fund's financial statements include the financial statements of the Portfolio.

APPENDIX A

Description of Security Ratings

STANDARD & POOR'S

Corporate and Municipal Bonds

     AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

Commercial Paper, including Tax Exempt

     A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

     A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

Short-Term Tax-Exempt Notes

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

Corporate and Municipal Bonds

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Commercial Paper, including Tax Exempt

Prime-1  -   Issuers rated Prime-1 (or related  supporting  institutions)
             have  a  superior   capacity  for   repayment  of   short-term
             promissory   obligations.   Prime-1  repayment  capacity  will
             normally be evidenced by the following characteristics:

         -   Leading market positions in well established industries.
         -   High rates of return on funds employed.
         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax Exempt Notes

MIG-1             - The short-term  tax-exempt  note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.